UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2016

Date of reporting period: April 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.16

SEMI-ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

June 24, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB All Market Real Return Portfolio (the “Fund”) for the semi-annual reporting period ended April 30, 2016.

Investment Objective and Policies

The Fund’s investment objective is to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that AllianceBernstein L.P. (“the Adviser”) expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury inflation-protected securities (“TIPS”) and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infrastructure-related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund will seek inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its investments, other than its investments in inflation-indexed securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include real estate investment trusts (“REITs”), other real estate-related securities and infrastructure-related securities.

The Fund will invest in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or for investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it

AB ALL MARKET REAL RETURN PORTFOLIO •	1

may hedge the exposure under certain circumstances. The Fund may invest significantly to the extent permitted by applicable law in derivatives, such as options, futures contracts, forwards, swaps or structured notes. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The

Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 7 shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net) and the All Market Real Return Portfolio Benchmark, composed of equal weightings of the MSCI AC World Commodity Producers Index, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Global Index and the Dow Jones-UBS Commodity Index, for the six- and 12-month periods ended April 30, 2016.

All share classes of the Fund underperformed the primary benchmark, the MSCI AC World Commodity Producers Index, for the six-month period, but outperformed for the 12-month period, before sales charges. All share classes of the Fund underperformed the secondary benchmark, the All Market Real Return Portfolio Benchmark for both periods.

The outperformance versus the primary benchmark during the 12-month

2	• AB ALL MARKET REAL RETURN PORTFOLIO

period was driven by a strategic exposure to global real estate, which strongly outperformed the benchmark. The Fund’s strategic allocation to commodity futures detracted slightly from performance. Over the six-month period, both the strategic exposure to commodity futures and global real estate detracted, as commodity producers rallied strongly, especially gold producers that benefitted initially from gold’s safe haven status and subsequently by falling yields. During both periods, an overweight to the US dollar and gold futures, in addition to security selection, outperformed relative to the benchmark, which helped returns; long-dated oil futures detracted for both periods.

The underperformance versus the secondary benchmark during both periods was driven by an overweight to energy and energy futures, while security selection and foreign exchange exposure contributed to performance. An underweight to mining equities detracted for the six-month period, but contributed during the 12-month period.

The Fund utilized derivatives for hedging and investment purposes, including Treasury futures, inflation swaps and written options, which detracted for both periods, in absolute terms; currency forwards and total return swaps added for the six-month period and detracted for the 12-month period; purchased options detracted for the six-month period and added for the 12-month period. Interest rate swaps for hedging purposes added for both periods.

Market Review and Investment Strategy

The six- and 12-month periods were marked by materially different risk episodes. After a relatively calm fourth quarter in 2015, risk assets fell sharply in the first quarter of 2016, moving in lockstep with commodities such as oil and metals, as uncertainty regarding Chinese economic policy reverberated around global financial markets. Another major headwind for commodities was that the US dollar continued to strengthen against most major currencies, as markets continued to price in monetary policy divergence between the US and the rest of the world.

February was a turning point for risk assets, as a combination of stimulus measures announced by Chinese officials and a dovish stance by most central banks helped ease frayed investor nerves. As a result, commodities rallied sharply on short covering, Chinese stimulus and a change in course for the US dollar as markets started pricing a materially more dovish US Federal Reserve (the “Fed”). TIPS had positive returns as commodities rebounded and inflation readings were firmer than in the past.

Real estate moved in parallel and experienced a large rally in February and March. A dovish Fed is positive for risk assets, and REITs in particular, because they pay dividends and are yield instruments that do well as rates fall.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

AB ALL MARKET REAL RETURN PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index (net), the FTSE® EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. The All Market Real Return Portfolio Benchmark is an equally-weighted blend of the MSCI AC World Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index. The FTSE EPRA/NAREIT Global Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The Dow Jones-UBS Commodity Index measures price movements of the commodities included in the appropriate sub index. It does not account for effects of rolling futures contracts or costs associated with holding the physical commodity. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising interest rates as the current period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB ALL MARKET REAL RETURN PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB ALL MARKET REAL RETURN PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB ALL MARKET REAL RETURN PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB All Market Real Return Portfolio
Class 1*	1.55%	-13.69%

Class 2*	1.56%	-13.49%

Class A	1.38%	-13.87%

Class C	1.07%	-14.48%

Advisor Class†	1.50%	-13.68%

Class R†	1.28%	-14.09%

Class K†	1.42%	-13.85%

Class I†	1.64%	-13.52%

Class Z†	1.58%	-13.56%

Primary Benchmark: MSCI AC World Commodity Producers Index (net)	7.82%	-14.60%

All Market Real Return Portfolio Benchmark	3.33%	-10.42%

*    Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB ALL MARKET REAL RETURN PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	-13.69%	-13.69%
5 Years	-6.94%	-6.94%
Since Inception†	-1.51%	-1.51%

Class 2 Shares*
1 Year	-13.49%	-13.49%
5 Years	-6.72%	-6.72%
Since Inception†	-1.28%	-1.28%

Class A Shares
1 Year	-13.87%	-17.50%
5 Years	-7.02%	-7.82%
Since Inception†	-1.58%	-2.27%

Class C Shares
1 Year	-14.48%	-15.33%
5 Years	-7.68%	-7.68%
Since Inception†	-2.28%	-2.28%

Advisor Class Shares‡
1 Year	-13.68%	-13.68%
5 Years	-6.76%	-6.76%
Since Inception†	-1.31%	-1.31%

Class R Shares‡
1 Year	-14.09%	-14.09%
5 Years	-7.23%	-7.23%
Since Inception†	-1.81%	-1.81%

Class K Shares‡
1 Year	-13.85%	-13.85%
5 Years	-6.98%	-6.98%
Since Inception†	-1.55%	-1.55%

Class I Shares‡
1 Year	-13.52%	-13.52%
5 Years	-6.72%	-6.72%
Since Inception†	-1.28%	-1.28%

Class Z Shares‡
1 Year	-13.56%	-13.56%
Since Inception†	-9.23%	-9.23%

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance and footnotes continued on next page)

8	• AB ALL MARKET REAL RETURN PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.16%, 0.92%, 1.42%, 2.16%, 1.17%, 1.64%, 1.34%, 0.96% and 0.96% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.25%, 1.00%, 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.00% and 1.00% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower, with the exception of Class 1, Class 2, Class I and Class Z shares, as these share classes are currently operating below their respective contractual expense caps. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†	Inception dates: 3/8/2010 for all share classes excluding Class Z shares; 1/31/2014 for Class Z shares.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB ALL MARKET REAL RETURN PORTFOLIO •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	-14.49%
5 Years	-7.53%
Since Inception†	-2.59%

Class 2 Shares*
1 Year	-14.30%
5 Years	-7.31%
Since Inception†	-2.36%

Class A Shares
1 Year	-18.27%
5 Years	-8.42%
Since Inception†	-3.36%

Class C Shares
1 Year	-16.07%
5 Years	-8.27%
Since Inception†	-3.36%

Advisor Class Shares‡
1 Year	-14.37%
5 Years	-7.33%
Since Inception†	-2.38%

Class R Shares‡
1 Year	-14.87%
5 Years	-7.82%
Since Inception†	-2.89%

Class K Shares‡
1 Year	-14.64%
5 Years	-7.57%
Since Inception†	-2.63%

Class I Shares‡
1 Year	-14.43%
5 Years	-7.34%
Since Inception†	-2.38%

Class Z Shares‡
1 Year	-14.38%
Since Inception†	-12.32%

*	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†	Inception dates: 3/8/2010 for all share classes excluding Class Z shares; 1/31/2014 for Class Z shares.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

10	• AB ALL MARKET REAL RETURN PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,013.80	$6.51	1.30%
Hypothetical**	$1,000	$1,018.40	$6.52	1.30%
Class C
Actual	$1,000	$1,010.70	$10.10	2.02%
Hypothetical**	$1,000	$1,014.82	$10.12	2.02%
Advisor Class
Actual	$1,000	$1,015.00	$5.16	1.03%
Hypothetical**	$1,000	$1,019.74	$5.17	1.03%
Class R
Actual	$1,000	$1,012.80	$7.66	1.53%
Hypothetical**	$1,000	$1,017.26	$7.67	1.53%
Class K
Actual	$1,000	$1,014.20	$6.41	1.28%
Hypothetical**	$1,000	$1,018.50	$6.42	1.28%

AB ALL MARKET REAL RETURN PORTFOLIO •	11

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class I
Actual	$1,000	$1,016.40	$4.66	0.93%
Hypothetical**	$1,000	$1,020.24	$4.67	0.93%
Class 1
Actual	$1,000	$1,015.50	$5.81	1.16%
Hypothetical**	$1,000	$1,019.10	$5.82	1.16%
Class 2
Actual	$1,000	$1,015.60	$4.56	0.91%
Hypothetical**	$1,000	$1,020.34	$4.57	0.91%
Class Z
Actual	$1,000	$1,015.80	$4.71	0.94%
Hypothetical**	$1,000	$1,020.19	$4.72	0.94%
*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12	• AB ALL MARKET REAL RETURN PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $568.0

PORTFOLIO BREAKDOWN*
Commodity Related Derivatives	41.2%
Commodity Related Stocks	34.9%
Real Estate Stocks	26.3%
Other	(2.4)%

*	All data are as of April 30, 2016. The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

†	The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

AB ALL MARKET REAL RETURN PORTFOLIO •	13

Portfolio Summary

TEN LARGEST EQUITY HOLDINGS*

April 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$29,598,707	5.2%
Royal Dutch Shell PLC – Class A & Class B	25,471,193	4.5
SPDR S&P Dividend ETF	17,546,040	3.1
TOTAL SA	15,179,473	2.7
Chevron Corp.	14,573,320	2.5
Vanguard Dividend Appreciation ETF	11,322,624	2.0
Simon Property Group, Inc.	8,558,576	1.5
BP PLC	7,391,429	1.3
Occidental Petroleum Corp.	7,389,749	1.3
EOG Resources, Inc.	7,327,485	1.3
	$144,358,596	25.4%

*	Long-term investments.

14	• AB ALL MARKET REAL RETURN PORTFOLIO

Ten Largest Equity Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 61.1%
Energy – 26.8%
Integrated Oil & Gas – 17.6%
BP PLC	1,341,608	$7,391,429
Chevron Corp.	142,624	14,573,320
China Petroleum & Chemical Corp. – Class H	2,214,000	1,562,993
Eni SpA	8,990	146,869
Exxon Mobil Corp.	334,827	29,598,707
Galp Energia SGPS SA	83,690	1,149,853
LUKOIL PJSC (Sponsored ADR)	48,330	2,054,025
Petroleo Brasileiro SA (Sponsored ADR)(a)	172,330	1,016,747
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	307,616	8,126,563
Royal Dutch Shell PLC – Class A	412,416	10,802,494
Royal Dutch Shell PLC – Class B	249,178	6,542,136
Statoil ASA	8,085	142,306
TOTAL SA	300,341	15,179,473
YPF SA (Sponsored ADR)	78,350	1,578,753

		99,865,668

Oil & Gas Drilling – 0.2%
Helmerich & Payne, Inc.	18,390	1,215,947

Oil & Gas Equipment & Services – 0.8%
Aker Solutions ASA(a)(b)	221,750	847,707
Petrofac Ltd.	89,160	1,104,647
RPC, Inc.	39,140	591,797
Schlumberger Ltd.	7,560	607,370
Tenaris SA	92,000	1,244,070

		4,395,591

Oil & Gas Exploration & Production – 7.5%
Anadarko Petroleum Corp.	77,900	4,110,004
California Resources Corp.	3,488	7,674
Canadian Natural Resources Ltd.	147,040	4,415,771
CNOOC Ltd.	2,513,200	3,104,607
Concho Resources, Inc.(a)	5,600	650,552
ConocoPhillips	103,142	4,929,156
Det Norske Oljeselskap ASA(a)	149,987	1,334,442
EOG Resources, Inc.	88,689	7,327,485
Gran Tierra Energy, Inc.(a)	207,720	612,548
Hess Corp.	70,855	4,224,375
Inpex Corp.	98,100	779,879
Murphy Oil Corp.	54,590	1,951,047
Occidental Petroleum Corp.	96,409	7,389,749
Pioneer Natural Resources Co.	7,527	1,250,235
Woodside Petroleum Ltd.	35,335	756,522

		42,844,046

Oil & Gas Refining & Marketing – 0.7%
Cosan SA Industria e Comercio	82,300	761,920
JX Holdings, Inc.	442,200	1,900,534
Tupras Turkiye Petrol Rafinerileri AS	46,920	1,237,536

		3,899,990

		152,221,242

AB ALL MARKET REAL RETURN PORTFOLIO •	15

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Equity: Other – 8.8%
Diversified/Specialty – 6.8%
Alexandria Real Estate Equities, Inc.	4,974	$462,333
Armada Hoffler Properties, Inc.	33,380	390,546
Ayala Land, Inc.	696,260	513,717
Azrieli Group Ltd.	2,418	96,864
Beni Stabili SpA SIIQ	70,381	52,255
British Land Co. PLC (The)	66,299	697,564
Bumi Serpong Damai Tbk PT	513,600	71,699
Buzzi Unicem SpA	24,870	472,394
CA Immobilien Anlagen AG(a)	28,362	541,765
Canadian Real Estate Investment Trust	4,912	173,390
CapitaLand Ltd.	168,600	388,358
CBRE Group, Inc. – Class A(a)	16,430	486,821
Central Pattana PCL	89,851	135,690
Cheung Kong Property Holdings Ltd.	400,500	2,735,210
Ciputra Development Tbk PT	760,173	71,498
City Developments Ltd.	41,400	256,074
Cofinimmo SA(a)	1,329	165,203
Colony Starwood Homes	35,080	854,900
Country Garden Holdings Co., Ltd.	480,000	188,778
Dalian Wanda Commercial Properties Co., Ltd. – Class H(b)(c)(d)	45,000	291,776
Digital Realty Trust, Inc.	9,274	815,926
East Japan Railway Co.	4,400	387,095
Emira Property Fund Ltd.	243,820	273,361
Evergrande Real Estate Group Ltd.	355,250	263,418
Fastighets AB Balder – Class B(a)	6,015	153,425
Fibra Uno Administracion SA de CV	155,170	368,609
Fonciere Des Regions(a)	2,331	220,526
Forest City Realty Trust, Inc. – Class A	17,824	370,383
Fortress Income Fund Ltd. – Class A	35,319	39,716
Fortress Income Fund Ltd. – Class B	35,319	93,447
Frasers Centrepoint Ltd.	163,500	202,761
Fukuoka REIT Corp.	210	382,730
Gecina SA	2,459	355,349
Globe Trade Centre SA(a)	22,291	41,172
Goldin Properties Holdings Ltd.(a)	84,000	34,748
GPT Group (The)	311,726	1,187,208
Gramercy Property Trust	144,235	1,221,670
Great Portland Estates PLC	22,410	248,487
Growthpoint Properties Ltd.	166,863	295,290
H&R Real Estate Investment Trust	18,832	329,001
Henderson Land Development Co., Ltd.	66,457	414,196
Hufvudstaden AB – Class A	7,235	112,276
Hulic Co., Ltd.	23,750	236,383
IMMOFINANZ AG(a)	431,620	1,018,177
IOI Properties Group Bhd	128,900	79,851
Kaisa Group Holdings Ltd.(a)(c)(d)	805,000	80,947
Kennedy Wilson Europe Real Estate PLC	56,583	901,051
Kiwi Property Group Ltd.	83,867	86,587

16	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

KLCCP Stapled Group	30,200	$55,687
Land & Houses PCL	249,200	61,355
Land Securities Group PLC	51,402	851,392
Lippo Karawaci Tbk PT	1,265,600	97,242
Longfor Properties Co., Ltd.	96,700	136,159
Mah Sing Group Bhd	104,150	38,902
Mapletree Greater China Commercial Trust(b)	125,000	95,562
Merlin Properties Socimi SA	97,233	1,131,759
Mitsubishi Estate Co., Ltd.	116,600	2,215,704
Mitsui Fudosan Co., Ltd.	103,400	2,525,278
New World Development Co., Ltd.	541,182	538,905
Nomura Real Estate Master Fund, Inc.	235	368,656
Orix JREIT, Inc.	153	254,837
Pakuwon Jati Tbk PT	1,550,500	61,433
Premier Investment Corp.	470	599,731
Pruksa Real Estate PCL	44,500	32,805
Quality Houses PCL	306,483	19,479
Redefine Properties Ltd.	268,028	231,359
Resilient REIT Ltd.	15,711	150,105
SA Corporate Real Estate Fund Nominees Pty Ltd.	479,843	169,223
SM Prime Holdings, Inc.	517,300	249,451
SP Setia Bhd Group	59,900	49,374
Sponda Oyj	15,599	67,929
STORE Capital Corp.	35,580	913,339
Sumitomo Realty & Development Co., Ltd.	61,700	1,794,006
Summarecon Agung Tbk PT	721,800	85,159
Sun Hung Kai Properties Ltd.	180,923	2,280,195
Sunac China Holdings Ltd.	116,600	74,397
Suntec Real Estate Investment Trust	160,000	199,908
Supalai PCL	40,400	23,710
Swiss Prime Site AG (REG)(a)	4,133	362,325
TLG Immobilien AG	13,470	285,324
United Urban Investment Corp.	438	755,990
UOL Group Ltd.(a)	215,364	980,708
VEREIT, Inc.	62,249	552,771
Wallenstam AB – Class B	13,072	109,955
WHA Corp. PCL(a)	266,200	23,168
Wharf Holdings Ltd. (The)	88,000	475,078
WP Carey, Inc.	6,037	368,800

		38,547,785

Health Care – 1.6%
Assura PLC	288,170	238,530
Care Capital Properties, Inc.	13,582	362,232
Chartwell Retirement Residences	11,684	128,788
HCP, Inc.	31,479	1,064,935
LTC Properties, Inc.	16,470	764,043
Medical Properties Trust, Inc.	43,430	578,053
Omega Healthcare Investors, Inc.	11,278	380,858
Ventas, Inc.	53,543	3,326,091
Welltower, Inc.	31,608	2,194,228

		9,037,758

AB ALL MARKET REAL RETURN PORTFOLIO •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Triple Net – 0.4%
National Retail Properties, Inc.	28,926	$1,265,801
Realty Income Corp.	17,819	1,054,885

		2,320,686

		49,906,229

Materials – 7.3%
Commodity Chemicals – 0.4%
LyondellBasell Industries NV – Class A	25,480	2,106,432

Diversified Chemicals – 0.2%
Arkema SA	15,332	1,223,746

Diversified Metals & Mining – 2.5%
Antofagasta PLC	143,740	1,018,004
Boliden AB	58,600	1,024,934
First Quantum Minerals Ltd.	134,060	1,142,187
Glencore PLC(a)	1,526,046	3,647,125
Korea Zinc Co., Ltd.	2,450	1,062,394
Lundin Mining Corp.(a)	164,300	645,572
Rio Tinto PLC	118,040	3,959,807
South32 Ltd.(a)	818,580	1,023,747
Syrah Resources Ltd.(a)	170,230	607,483

		14,131,253

Fertilizers & Agricultural Chemicals – 1.2%
Agrium, Inc. (Toronto)	5,012	431,894
CF Industries Holdings, Inc.	8,364	276,598
Monsanto Co.	33,268	3,116,546
Potash Corp. of Saskatchewan, Inc.	30,968	547,931
Syngenta AG (REG)	3,339	1,339,490
UPL Ltd.	158,480	1,287,067

		6,999,526

Forest Products – 0.0%
West Fraser Timber Co., Ltd.	2,524	83,161

Gold – 1.7%
Agnico Eagle Mines Ltd.	32,207	1,522,433
Barrick Gold Corp.	33,890	656,449
Barrick Gold Corp. (Toronto)	69,604	1,347,478
Franco-Nevada Corp.	8,769	615,724
Goldcorp, Inc.	125,997	2,538,619
Newcrest Mining Ltd.(a)	41,327	602,615
Newmont Mining Corp.	30,792	1,076,796
Randgold Resources Ltd.	14,134	1,411,820
Real Gold Mining Ltd.(a)(c)(d)	124,500	– 0	–^

		9,771,934

Paper Packaging – 0.3%
International Paper Co.	14,773	639,228
Smurfit Kappa Group PLC	31,450	833,646

		1,472,874

18	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Paper Products – 0.2%
Mondi PLC	38,183	$731,378
Oji Holdings Corp.	29,000	119,090
Stora Enso Oyj – Class R	19,796	173,078
UPM-Kymmene Oyj	19,368	370,744

		1,394,290

Precious Metals & Minerals – 0.1%
Fresnillo PLC	12,143	197,938
Industrias Penoles SAB de CV	7,793	121,751
Silver Wheaton Corp.	22,914	480,122

		799,811

Silver – 0.2%
Silver Wheaton Corp.	42,990	900,779

Specialty Chemicals – 0.1%
Johnson Matthey PLC	12,674	535,665

Steel – 0.4%
NLMK PJSC (GDR)(b)	67,720	919,872
Severstal PAO (GDR)(b)	53,830	626,919
voestalpine AG	16,120	581,688

		2,128,479

		41,547,950

Residential – 5.9%
Multi-Family – 4.6%
Advance Residence Investment Corp.	85	228,937
Apartment Investment & Management Co. – Class A	10,666	427,280
AvalonBay Communities, Inc.	22,072	3,902,109
BUWOG AG(a)	3,923	82,585
Camden Property Trust	15,498	1,251,154
Canadian Apartment Properties REIT	7,462	177,406
China Overseas Land & Investment Ltd.	834,140	2,647,782
China Resources Land Ltd.	733,908	1,801,101
China Vanke Co., Ltd. – Class H	227,574	569,783
CIFI Holdings Group Co., Ltd.	1,414,000	327,212
Comforia Residential REIT, Inc.	171	388,121
Corp. GEO SAB de CV Series B(a)	236	127
Cyrela Brazil Realty SA Empreendimentos e Participacoes	18,000	53,750
Desarrolladora Homex SAB de CV(a)	1,460	289
Deutsche Wohnen AG	22,404	686,948
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	499,408	536,723
Equity Residential	33,307	2,267,207
Essex Property Trust, Inc.	4,471	985,632
Greentown China Holdings Ltd.(a)	269,500	199,929
Independence Realty Trust, Inc.	120,160	861,547
Kenedix Residential Investment Corp.	130	364,455
Killam Apartment Real Estate Investment Trust	45,570	427,480
LEG Immobilien AG(a)	3,829	355,194

AB ALL MARKET REAL RETURN PORTFOLIO •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Mid-America Apartment Communities, Inc.	16,832	$1,610,990
Mirvac Group	473,460	669,866
MRV Engenharia e Participacoes SA	18,450	64,482
Shenzhen Investment Ltd.	192,000	77,202
Shimao Property Holdings Ltd.	82,500	113,864
Sino-Ocean Land Holdings Ltd.	239,080	107,216
Stockland	150,545	497,927
Sun Communities, Inc.	14,556	987,916
UDR, Inc.	17,751	619,865
UNITE Group PLC (The)	81,573	754,308
Urbi Desarrollos Urbanos SAB de CV(a)(c)(d)	120,400	– 0	–^
Vonovia SE	44,901	1,513,530
Wing Tai Holdings Ltd.	620,000	863,013

		26,422,930

Self Storage – 1.3%
Big Yellow Group PLC	43,380	510,992
CubeSmart	28,784	852,294
Extra Space Storage, Inc.	18,416	1,564,439
National Storage Affiliates Trust	11,151	217,668
Public Storage	12,569	3,077,017
Safestore Holdings PLC	68,550	339,855
Sovran Self Storage, Inc.	6,970	740,353

		7,302,618

		33,725,548

Retail – 5.7%
Regional Mall – 2.4%
BR Malls Participacoes SA	27,840	137,045
CapitaLand Mall Trust	171,300	262,971
General Growth Properties, Inc.	41,687	1,168,487
Macerich Co. (The)	10,735	816,719
Multiplan Empreendimentos Imobiliarios SA	4,980	85,359
Pennsylvania Real Estate Investment Trust	23,990	550,331
Simon Property Group, Inc.	42,544	8,558,576
Westfield Corp.	280,623	2,143,287

		13,722,775

Shopping Center/Other Retail – 3.3%
Aeon Mall Co., Ltd.	25,400	349,330
Capital & Counties Properties PLC	46,655	241,388
Capitaland Malaysia Mall Trust	72,900	26,853
Citycon Oyj	25,490	64,631
DDR Corp.	47,763	835,852
Federal Realty Investment Trust	4,673	710,670
Fibra Shop Portafolios Inmobiliarios SAPI de CV	452,304	436,408
Frontier Real Estate Investment Corp.	92	461,466
Hammerson PLC	50,485	432,046
Hyprop Investments Ltd.	42,535	366,775
IGB Real Estate Investment Trust	110,100	42,557
Intu Properties PLC	60,614	269,924
Japan Retail Fund Investment Corp.	161	395,556

20	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Kimco Realty Corp.	28,090	$789,891
Kite Realty Group Trust	31,380	854,477
Klepierre	32,431	1,525,310
Link REIT	326,923	1,981,299
Mercialys SA	29,660	660,649
Ramco-Gershenson Properties Trust	48,983	867,489
Regency Centers Corp.	24,058	1,773,075
Retail Opportunity Investments Corp.	25,637	504,280
RioCan Real Estate Investment Trust (Toronto)	21,724	472,329
Scentre Group	603,779	2,143,125
Shaftesbury PLC	18,034	239,879
Smart Real Estate Investment Trust	7,519	201,833
Unibail-Rodamco SE	6,368	1,706,912
Vicinity Centres	233,980	588,129

		18,942,133

		32,664,908

Office – 3.0%
Office – 3.0%
Allied Properties Real Estate Investment Trust	25,473	717,678
alstria office REIT-AG(a)	80,173	1,125,769
Ascendas India Trust	45,900	32,594
Befimmo SA	1,103	73,772
Boston Properties, Inc.	25,234	3,251,653
Brandywine Realty Trust	62,870	939,906
Castellum AB	10,700	171,398
Cominar Real Estate Investment Trust	11,472	157,995
Derwent London PLC	6,442	309,617
Dream Office Real Estate Investment Trust	36,075	602,064
Entra ASA(b)	4,099	38,706
Fabege AB	8,676	144,884
Green REIT PLC	43,704	72,162
Highwoods Properties, Inc.	17,330	809,831
Hongkong Land Holdings Ltd.	77,800	492,841
ICADE	8,940	703,341
Ichigo Office REIT Investment	594	459,977
Inmobiliaria Colonial SA(a)	1,166,909	896,451
Investa Office Fund	160,050	505,361
Japan Real Estate Investment Corp.	80	498,161
Kenedix Office Investment Corp. – Class A	127	743,593
Kilroy Realty Corp.	6,323	409,794
Liberty Property Trust	10,245	357,551
Mori Hills REIT Investment Corp.	253	379,647
Nippon Building Fund, Inc.	89	563,815
Norwegian Property ASA(a)	16,700	18,646
PSP Swiss Property AG (REG)	2,632	253,841
SL Green Realty Corp.	6,796	714,124
Vornado Realty Trust	11,687	1,118,797
Workspace Group PLC	57,349	700,299

		17,264,268

AB ALL MARKET REAL RETURN PORTFOLIO •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 1.9%
Industrial Warehouse Distribution – 1.4%
Ascendas Real Estate Investment Trust	129,200	$235,801
DCT Industrial Trust, Inc.	24,750	999,158
Duke Realty Corp.	23,622	516,613
Global Logistic Properties Ltd.	205,700	291,693
GLP J-Reit	398	483,453
Granite Real Estate Investment Trust	14,058	419,069
Macquarie Mexico Real Estate Management SA de CV(a)	378,169	525,337
PLA Administradora Industrial S de RL de CV(a)	170,060	312,747
Prologis, Inc.	50,543	2,295,157
Pure Industrial Real Estate Trust	100,660	401,132
Rexford Industrial Realty, Inc.	46,450	871,867
Segro PLC	47,935	292,876
Warehouses De Pauw CVA	5,100	464,611

		8,109,514

Mixed Office Industrial – 0.5%
Axiare Patrimonio SOCIMI SA	31,140	474,236
BR Properties SA	12,640	37,745
Goodman Group	269,617	1,404,667
Kungsleden AB	76,252	524,888

		2,441,536

		10,551,050

Lodging – 0.7%
Lodging – 0.7%
Chesapeake Lodging Trust	32,160	792,101
Host Hotels & Resorts, Inc.	52,851	836,103
Pebblebrook Hotel Trust	18,890	522,120
RLJ Lodging Trust	26,498	558,313
Summit Hotel Properties, Inc.	67,010	763,914
Wyndham Worldwide Corp.	5,070	359,716

		3,832,267

Food Beverage & Tobacco – 0.6%
Agricultural Products – 0.5%
Archer-Daniels-Midland Co.	52,129	2,082,032
Bunge Ltd.	5,458	341,125
Wilmar International Ltd.	70,700	194,211

		2,617,368

Packaged Foods & Meats – 0.1%
Tyson Foods, Inc. – Class A	8,750	575,925

		3,193,293

Real Estate – 0.2%
Developers – 0.0%
Daelim Industrial Co., Ltd.	3,160	250,078

Diversified Real Estate Activities – 0.2%
MMC Norilsk Nickel PJSC (ADR)	64,370	950,963

		1,201,041

22	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Mortgage – 0.2%
Mortgage – 0.2%
Blackstone Mortgage Trust, Inc. – Class A	14,360	$394,613
Concentradora Hipotecaria SAPI de CV	251,130	364,478
First American Financial Corp.	10,240	368,845

		1,127,936

Total Common Stocks (cost $341,078,114)		347,235,732

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 20.4%
United States – 20.4%
U.S. Treasury Inflation Index 2.375%, 1/15/17(e)

Total Inflation-Linked Securities (cost $114,922,783)	$112,855	115,924,879

	Shares
INVESTMENT COMPANIES – 5.5%
Funds and Investment Trusts – 5.5%
iShares US Real Estate ETF	27,630	2,118,392
SPDR S&P Dividend ETF	217,450	17,546,040
Vanguard Dividend Appreciation ETF	139,820	11,322,624

Total Investment Companies (cost $29,618,075)		30,987,056

WARRANTS – 0.1%
Equity: Other – 0.1%
Diversified/Specialty – 0.0%
Eastern & Oriental Bhd, expiring 7/21/19(a)	12,100	596

Health Care – 0.1%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 9/06/18(a)	75,327	139,479

		140,075

Financial: Other – 0.0%
Financial: Other – 0.0%
DLF Ltd., Merrill Lynch Intl & Co., expiring 5/23/18(a)	29,860	58,219

Total Warrants (cost $231,064)		198,294

AB ALL MARKET REAL RETURN PORTFOLIO •	23

Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED – CALLS – 0.0%
Options on Equity Indices – 0.0%
PowerShares DB US Dollar Index Bullish Fund Expiration: Jun 2016, Exercise Price: $ 25.00(a)(f)	5,100	$30,600
PowerShares DB US Dollar Index Bullish Fund Expiration: Jun 2016, Exercise Price: $ 26.00(a)(f)	63,749	159,373

Total Options Purchased – Calls (premiums paid $910,640)		189,973

	Shares
SHORT-TERM INVESTMENTS – 10.7%
Investment Companies – 10.7%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.36%(g)(h) (cost $60,779,634)	60,779,634	60,779,634

Total Investments – 97.8% (cost $547,540,310)		555,315,568
Other assets less liabilities – 2.2%		12,694,038

Net Assets – 100.0%		$568,009,606

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Cattle Feeder Futures	18	August 2016	$1,302,039	$1,263,375	$(38,664)
Copper Futures	16	July 2016	868,839	913,400	44,561
Corn Futures	69	July 2016	1,262,041	1,351,537	89,496
Gasoline RBOB Futures	86	May 2016	4,602,785	5,795,093	1,192,308
Gasoline RBOB Futures	47	June 2016	2,557,261	3,174,982	617,721
Gold 100 OZ Futures	91	June 2016	11,137,131	11,743,550	606,419
KC HRW Wheat Futures	14	July 2016	320,466	334,950	14,484
Live Cattle Futures	28	June 2016	1,354,946	1,287,160	(67,786)
LME Nickel Futures	15	May 2016	764,828	847,530	82,702
LME Zinc Futures	9	June 2016	426,632	435,375	8,743
Palladium Futures	9	June 2016	449,483	564,885	115,402
Platinum Futures	5	July 2016	249,838	269,600	19,762
Silver Futures	78	July 2016	6,614,076	6,949,410	335,334
Soybean Futures	31	July 2016	1,464,842	1,596,113	131,271
Soybean Meal Futures	47	July 2016	1,374,978	1,573,560	198,582

Sold Contracts
LME Nickel Futures	8	May 2016	436,724	452,016	(15,292)
LME PRI Aluminum Futures	46	June 2016	1,820,597	1,931,713	(111,116)

					$3,223,927

24	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	598,476	USD	5,386	6/17/16	$(244,539)
Bank of America, NA	SEK	10,036	USD	1,188	6/17/16	(63,279)
Bank of America, NA	USD	2,554	JPY	287,240	6/17/16	148,717
Bank of America, NA	USD	3,121	RUB	243,742	6/17/16	599,470
Bank of America, NA	USD	3,467	RUB	226,995	6/17/16	(1,511)
Barclays Bank PLC	AUD	5,200	USD	3,853	6/17/16	(93,221)
Barclays Bank PLC	EUR	1,262	USD	1,377	6/17/16	(69,851)
Barclays Bank PLC	GBP	5,237	USD	7,299	6/17/16	(353,892)
Barclays Bank PLC	INR	55,489	USD	812	6/17/16	(16,798)
Barclays Bank PLC	KRW	5,460,984	USD	4,505	6/17/16	(254,855)
Barclays Bank PLC	TWD	134,575	USD	4,089	6/17/16	(76,909)
Barclays Bank PLC	USD	3,551	EUR	3,112	6/17/16	17,519
Barclays Bank PLC	USD	1,618	JPY	179,774	6/17/16	73,092
Barclays Bank PLC	USD	5,973	RUB	437,081	6/17/16	699,030
BNP Paribas SA	USD	5,669	JPY	604,411	6/17/16	18,299
BNP Paribas SA	USD	10,833	NOK	89,099	6/17/16	230,045
BNP Paribas SA	USD	568	SGD	788	6/17/16	16,941
Citibank	EUR	26,798	USD	29,868	6/17/16	(858,445)
Citibank	GBP	2,968	USD	4,224	6/17/16	(113,506)
Deutsche Bank AG	BRL	4,054	USD	1,147	5/03/16	(31,279)
Deutsche Bank AG	USD	1,175	BRL	4,054	5/03/16	3,945
Deutsche Bank AG	USD	1,127	BRL	4,054	7/05/16	28,264
Goldman Sachs Bank USA	JPY	396,789	USD	3,539	6/17/16	(194,341)
Goldman Sachs Bank USA	RUB	192,367	USD	2,750	6/17/16	(186,846)
Goldman Sachs Bank USA	USD	4,207	CNY	27,428	6/17/16	14,535
Goldman Sachs Bank USA	USD	8,966	JPY	1,005,295	6/17/16	493,177
Goldman Sachs Bank USA	USD	2,292	RUB	174,276	6/17/16	368,757
HSBC Bank USA	CAD	1,869	USD	1,406	6/17/16	(83,144)
HSBC Bank USA	GBP	1,153	USD	1,647	6/17/16	(38,277)
HSBC Bank USA	USD	5,197	CAD	6,560	6/17/16	31,594
HSBC Bank USA	USD	1,565	SEK	12,839	6/17/16	35,863
JPMorgan Chase Bank	NOK	42,726	USD	5,024	6/17/16	(281,769)
JPMorgan Chase Bank	USD	4,332	GBP	3,028	6/17/16	92,548
JPMorgan Chase Bank	USD	2,448	JPY	265,759	6/17/16	52,794
JPMorgan Chase Bank	USD	5,681	NOK	45,824	6/17/16	8,853
JPMorgan Chase Bank	USD	5,343	TRY	15,678	6/17/16	190,989
Morgan Stanley & Co., Inc.	EUR	1,688	USD	1,914	6/17/16	(21,874)
Morgan Stanley & Co., Inc.	USD	5,690	AUD	7,366	6/17/16	(99,308)
Morgan Stanley & Co., Inc.	USD	5,598	AUD	7,382	6/17/16	4,712
Morgan Stanley & Co., Inc.	USD	10,696	EUR	9,519	6/17/16	218,356
Morgan Stanley & Co., Inc.	USD	2,324	ZAR	36,491	6/17/16	216,489
Nomura Global Financial Products, Inc.	JPY	329,801	USD	2,950	6/17/16	(152,771)
Nomura Global Financial Products, Inc.	USD	4,863	TWD	156,895	6/17/16	(7,116)
Royal Bank of Scotland PLC	GBP	1,376	USD	1,968	6/17/16	(43,159)
Royal Bank of Scotland PLC	USD	5,691	BRL	20,861	6/17/16	287,694
Royal Bank of Scotland PLC	USD	5,083	CAD	6,633	6/17/16	203,428
Royal Bank of Scotland PLC	USD	3,210	HKD	24,889	6/17/16	259
Royal Bank of Scotland PLC	USD	4,841	KRW	5,604,850	6/17/16	44,285
Royal Bank of Scotland PLC	USD	887	MYR	3,695	6/17/16	55,166
Royal Bank of Scotland PLC	USD	5,179	ZAR	82,675	6/17/16	577,306
Societe Generale	EUR	3,112	USD	3,457	6/17/16	(111,670)
Societe Generale	NOK	47,032	USD	5,471	6/17/16	(369,096)

AB ALL MARKET REAL RETURN PORTFOLIO •	25

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	CNY	23,168	USD	3,524	6/17/16	$(41,197)
Standard Chartered Bank	GBP	2,012	USD	2,859	6/17/16	(81,245)
Standard Chartered Bank	USD	754	IDR	10,096,953	6/17/16	5,188
State Street Bank & Trust Co.	USD	1,009	BRL	4,054	5/03/16	170,087
State Street Bank & Trust Co.	CAD	16,175	USD	12,080	6/17/16	(812,018)
State Street Bank & Trust Co.	EUR	1,163	USD	1,300	6/17/16	(33,819)
State Street Bank & Trust Co.	NOK	2,365	USD	278	6/17/16	(15,407)
State Street Bank & Trust Co.	NZD	58	USD	39	6/17/16	(1,454)
State Street Bank & Trust Co.	TRY	3,455	USD	1,154	6/17/16	(65,750)
State Street Bank & Trust Co.	USD	4,583	JPY	516,306	6/17/16	274,495
State Street Bank & Trust Co.	USD	5,766	NOK	49,397	6/17/16	367,842
UBS AG	CAD	2,600	USD	1,897	6/17/16	(175,176)
UBS AG	USD	1,729	CHF	1,709	6/17/16	55,607

						$611,824

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	$43,120	3/09/19	1.508%	CPI#	$221,811
Deutsche Bank AG	8,719	3/25/25	2.205%	CPI#	(88,056)
Deutsche Bank AG	38,982	3/25/25	2.205%	CPI#	(393,691)
Deutsche Bank AG	46,779	3/25/25	2.205%	CPI#	(472,435)
Deutsche Bank AG	18,987	3/26/25	2.195%	CPI#	(182,288)
Deutsche Bank AG	37,975	3/26/25	2.170%	CPI#	(318,556)
Deutsche Bank AG	54,500	7/30/25	2.278%	CPI#	(656,629)
JPMorgan Chase Bank, NA	76,719	3/30/25	2.170%	CPI#	(637,744)
JPMorgan Chase Bank, NA	76,719	4/01/25	2.170%	CPI#	(637,425)

					$(3,165,013)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Bloomberg Commodity Index 2 Month Forwards	457,386	0.11%	81,292	6/15/16	$5,026,520
JPMorgan Chase Bank, NA BBG industrial Metals	29,150	0.09%	2,737	7/15/16	150,059
BBG industrial Metals	28,610	0.09%	2,780	7/15/16	54,112
Bloomberg Agriculture Subindex	99,297	0.15%	5,615	7/15/16	50,483
Bloomberg Commodity Index 2 Month Forwards	478,021	0.11%	84,960	6/15/16	5,253,292
Bloomberg Commodity Index 2 Month Forwards	55,933	0.11%	9,941	6/15/16	614,685

					$11,149,151

26	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Portfolio of Investments

^	Less than $0.50.

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate market value of these securities amounted to $2,820,542 or 0.5% of net assets.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(f)	One contract relates to 100 shares.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(h)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

J-REIT – Japanese Real Estate Investment Trust

KC HRW – Kansas City Hard Red Winter

LME – London Metal Exchange

PJSC – Public Joint Stock Company

REG – Registered Shares

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

See notes to consolidated financial statements.

AB ALL MARKET REAL RETURN PORTFOLIO •	27

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

April 30, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $486,760,676)	$494,535,934
Affiliated issuers (cost $60,779,634)	60,779,634
Cash collateral due from broker	2,244,995
Foreign currencies, at value (cost $2,522,383)	2,545,230
Unrealized appreciation on total return swaps	11,149,151
Unrealized appreciation on forward currency exchange contracts	5,605,346
Receivable for investment securities sold and foreign currency transactions	3,550,043
Interest and dividends receivable	1,447,406
Receivable for capital stock sold	789,412
Receivable for variation margin on exchange-traded derivatives	325,292
Unrealized appreciation on inflation swaps	221,811

Total assets	583,194,254

Liabilities
Unrealized depreciation on forward currency exchange contracts	4,993,522
Cash collateral due to broker	3,830,000
Unrealized depreciation on inflation swaps	3,386,824
Payable for investment securities purchased and foreign currency transactions	1,222,726
Payable for capital stock redeemed	1,033,910
Management fee payable	346,545
Distribution fee payable	107,219
Transfer Agent fee payable	36,055
Administrative fee payable	13,717
Accrued expenses and other liabilities	214,130

Total liabilities	15,184,648

Net Assets	$568,009,606

Composition of Net Assets
Capital stock, at par	$70,941
Additional paid-in capital	673,514,895
Undistributed net investment income	217,854
Accumulated net realized loss on investment and foreign currency transactions	(125,236,706)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	19,442,622

$568,009,606

See notes to consolidated financial statements.

28	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$13,837,483	1,702,276	$8.13	*

C	$3,160,272	390,715	$8.09

Advisor	$27,461,412	3,389,156	$8.10

R	$147,090	18,286	$8.04

K	$1,757,917	218,617	$8.04

I	$15,056,924	1,870,886	$8.05

1	$498,779,853	62,380,721	$8.00

2	$8,161	1,000	$8.16

Z	$7,800,494	969,202	$8.05

*	The maximum offering price per share for Class A shares was $8.49 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

AB ALL MARKET REAL RETURN PORTFOLIO •	29

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2016 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $340,417)	$6,846,528
Affiliated issuers	67,911
Interest*	(1,003,029)	$5,911,410

Expenses
Management fee (see Note B)	1,915,977
Distribution fee—Class A	17,675
Distribution fee—Class C	16,613
Distribution fee—Class R	326
Distribution fee—Class K	1,904
Distribution fee—Class 1	558,533
Transfer agency—Class A	17,535
Transfer agency—Class C	4,793
Transfer agency—Advisor Class	35,243
Transfer agency—Class R	171
Transfer agency—Class K	1,540
Transfer agency—Class I	1,511
Transfer agency—Class 1	12,883
Transfer agency—Class Z	765
Custodian	143,833
Registration fees	69,733
Audit and tax	52,287
Printing	32,022
Administrative	25,253
Legal	21,236
Directors’ fees	9,605
Miscellaneous	51,711

Total expenses	2,991,149
Less: expenses waived and reimbursed by the Adviser (see Note B)	(33,611)

Net expenses		2,957,538

Net investment income		2,953,872

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(25,025,786	)(a)
Futures		(23,178,082)
Options written		(3,085,409)
Swaps		(15,427,431)
Foreign currency transactions		(1,987,431)
Net change in unrealized appreciation/depreciation of:
Investments		40,933,103	(b)
Futures		18,287,986
Swaps		15,130,558
Foreign currency denominated assets and liabilities		2,420,612

Net gain on investment and foreign currency transactions		8,068,120

Contributions from Affiliates (see Note B)		3,148

Net Increase in Net Assets from Operations		$11,025,140

(a)	Net of foreign capital gains taxes of $484.

(b)	Net of decrease in accrued foreign capital gains taxes of $2,950.

*	The negative interest income reflects interest income adjusted for fluctuation in the inflation index related to TIPS and amortization of premiums.

See notes to consolidated financial statements.

30	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,953,872	$4,570,447
Net realized loss on investment transactions and foreign currency transactions	(68,704,139)	(92,610,596)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	76,772,259	(48,846,620)
Contributions from Affiliates (see Note B)	3,148	306

Net increase (decrease) in net assets from operations	11,025,140	(136,886,463)
Dividends to Shareholders from
Net investment income
Class A	(174,718)	(483,613)
Class C	(11,593)	(100,388)
Advisor Class	(479,187)	(1,240,758)
Class R	(1,815)	(4,403)
Class K	(27,392)	(50,051)
Class I	(300,575)	(452,178)
Class 1	(8,849,159)	(12,070,530)
Class 2	(172)	(270)
Class Z	(162,962)	(254)
Capital Stock Transactions
Net increase	21,495,537	64,070,635

Total increase (decrease)	22,513,104	(87,218,273)
Net Assets
Beginning of period	545,496,502	632,714,775

End of period (including undistributed net investment income of $217,854 and $7,271,555, respectively)	$568,009,606	$545,496,502

See notes to consolidated financial statements.

AB ALL MARKET REAL RETURN PORTFOLIO •	31

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio, the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio, the AB High Yield Portfolio and the AB Income Fund. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. The AB Income Fund commenced operations on April 21, 2016. This report relates only to the AB All Market Real Return Portfolio (the “Portfolio”). As part of the Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Portfolio and the Subsidiary commenced operations on March 8, 2010. The Subsidiary was incorporated on February 1, 2010. The Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2016, net assets of the Portfolio were $568,009,606, of which $108,479,367, or 19%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB All Market Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Class B shares are not publically offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of April 30, 2016, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent

32	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the

AB ALL MARKET REAL RETURN PORTFOLIO •	33

Notes to Consolidated Financial Statements

“Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

34	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and

AB ALL MARKET REAL RETURN PORTFOLIO •	35

Notes to Consolidated Financial Statements

specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Energy	$88,867,182		$63,354,060		$	– 0	–	$152,221,242
Equity: Other	19,172,046		30,653,236			80,947		49,906,229
Materials	18,249,700		23,298,250			– 0	–(a)	41,547,950
Residential	20,089,005		13,636,543			– 0	–(a)	33,725,548
Retail	18,805,378		13,859,530			– 0	–	32,664,908
Office	9,202,795		8,061,473			– 0	–	17,264,268
Industrials	6,853,061		3,697,989			– 0	–	10,551,050
Lodging	3,832,267		– 0	–		– 0	–	3,832,267
Food Beverage & Tobacco	2,999,082		194,211			– 0	–	3,193,293
Real Estate	506,758		694,283			– 0	–	1,201,041
Mortgage	1,127,936		– 0	–		– 0	–	1,127,936
Inflation-Linked Securities	– 0	–	115,924,879			– 0	–	115,924,879
Investment Companies	30,987,056		– 0	–		– 0	–	30,987,056
Warrants	596		197,698			– 0	–	198,294
Options Purchased – Calls	– 0	–	189,973			– 0	–	189,973
Short-Term Investments	60,779,634		– 0	–		– 0	–	60,779,634

Total Investments in Securities	281,472,496		273,762,125			80,947		555,315,568
Other Financial Instruments(b):
Assets:
Futures	3,456,785		– 0	–		– 0	–	3,456,785	(c)
Forward Currency Exchange Contracts	– 0	–	5,605,346			– 0	–	5,605,346
Inflation (CPI) Swaps	– 0	–	221,811			– 0	–	221,811
Total Return Swaps	– 0	–	11,149,151			– 0	–	11,149,151
Liabilities:
Futures	(232,858)		– 0	–		– 0	–	(232,858	)(c)
Forward Currency Exchange Contracts	– 0	–	(4,993,522)			– 0	–	(4,993,522)
Inflation (CPI) Swaps	– 0	–	(3,386,824)			– 0	–	(3,386,824)

Total(d)	$284,696,423		$282,358,087			$80,947		$567,135,457

(a)	Amount less than $0.50.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

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Notes to Consolidated Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks - Equity: Other		Common Stocks - Materials			Common Stocks - Residential
Balance as of 10/31/15	$147,589		$	– 0	–(a)	$	– 0	–(a)
Accrued discounts/(premiums)	– 0	–		– 0	–		– 0	–
Realized gain (loss)	– 0	–		– 0	–		– 0	–
Change in unrealized appreciation/depreciation	(66,642)			– 0	–		– 0	–
Purchases	– 0	–		– 0	–		– 0	–
Sales	– 0	–		– 0	–		– 0	–
Transfers in to Level 3	– 0	–		–0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–		– 0	–

Balance as of 4/30/16	$80,947		$	– 0	–(a)	$	– 0	–(a)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16(b)	$(66,642)		$	– 0	–	$	– 0	–

	Total
Balance as of 10/31/15	$147,589
Accrued discounts/(premiums)	– 0	–
Realized gain (loss)	– 0	–
Change in unrealized appreciation/depreciation	(66,642)
Purchases	– 0	–
Sales	– 0	–
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 4/30/16	$80,947

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16(b)	$(66,642)

(a)	Amount less than $0.50.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the

AB ALL MARKET REAL RETURN PORTFOLIO •	37

Notes to Consolidated Financial Statements

Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net

38	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

AB ALL MARKET REAL RETURN PORTFOLIO •	39

Notes to Consolidated Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser a management fee at an annual rate of .75% of the Portfolio’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30%, 1.05% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2017. For the six months ended April 30, 2016, such reimbursement amounted to $33,611. Prior to January 29, 2016, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.00%, 1.00%, 1.50%, 1.25%, 1.00%, 1.25%, 1.00% and 1.00% of daily average net assets for Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During the six months ended April 30, 2016 and the year October 31, 2015 the Adviser reimbursed the Strategy $3,148 and $306, respectively, for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2016, the reimbursement for such services amounted to $25,253.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $15,664 for the six months ended April 30, 2016.

40	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $19 from the sale of Class A shares and received $0 and $64 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2016.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2016 is as follows:

Market Value October 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2016 (000)	Dividend Income (000)
$49,719	$174,855	$163,794	$60,780	$68

Brokerage commissions paid on investment transactions for the six months ended April 30, 2016 amounted to $218,573, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares. .50% of the Portfolio’s average daily net assets attributable to Class R shares, .25% of the Portfolio’s average daily net assets attributable to Class K shares and .25% of the Portfolio’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Effective January 29, 2016, payments under the Plan were limited to .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $151,871, $14,788, $19,126 and $1,835,060 for Class C,

AB ALL MARKET REAL RETURN PORTFOLIO •	41

Notes to Consolidated Financial Statements

Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$111,282,536	$80,790,451
U.S. government securities	115,701,244	137,195,547

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$24,755,318
Gross unrealized depreciation	(16,980,060)

Net unrealized appreciation	$7,775,258

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

42	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

AB ALL MARKET REAL RETURN PORTFOLIO •	43

Notes to Consolidated Financial Statements

During the six months ended April 30, 2016, the Portfolio held forward currency exchange contracts for hedging non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended April 30, 2016, the Portfolio held purchased options for hedging and non-hedging purposes.

During the six months ended April 30, 2016, the Portfolio held written options for hedging and non-hedging purposes.

44	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

For the six months ended April 30, 2016, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/15	– 0	–	$	– 0	–
Options written	22,434,200			2,260,165
Options expired	(7,614,200)			(652,195)
Options bought back	(14,820,000)			(1,607,970)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 04/30/16	– 0	–	$	– 0	–

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or

AB ALL MARKET REAL RETURN PORTFOLIO •	45

Notes to Consolidated Financial Statements

proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2016, the Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended April 30, 2016, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

46	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2016, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB ALL MARKET REAL RETURN PORTFOLIO •	47

Notes to Consolidated Financial Statements

At April 30, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$3,456,785	*	Receivable/Payable for variation margin on exchange-traded derivatives	$232,858	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	5,605,346		Unrealized depreciation on forward currency exchange contracts	4,993,522

Equity contracts	Investments in securities, at value	189,973

Interest rate contracts	Unrealized appreciation on inflation swaps	221,811		Unrealized depreciation on inflation swaps	3,386,824

Equity contracts	Unrealized appreciation on total return swaps	11,149,151

Total		$20,623,066			$8,613,204

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(122,937)	$	– 0	–

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(23,055,145)		18,287,986

48	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(1,459,469)	$2,056,869

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(317,500)	(720,667)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(3,085,409)	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	38,921	(613,293)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(15,466,352)	15,743,851

Total		$(43,467,891)	$34,754,746

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended April 30, 2016:

Futures:
Average original value of buy contracts	$61,093,573
Average original value of sale contracts	$4,986,749
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$83,695,710
Average principal amount of sale contracts	$102,218,388
Purchased Options:
Average monthly cost	$910,640	(a)
Inflation Swaps:
Average notional amount	$371,700,000
Total Return Swaps:
Average notional amount	$176,612,467

(a)	Positions were open for two months during the period.

AB ALL MARKET REAL RETURN PORTFOLIO •	49

Notes to Consolidated Financial Statements

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2016:

AB All Market Real Return

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$748,187	$(309,329)	$	– 0	–	$	– 0	–	$438,858
Barclays Bank PLC	772,122	(772,122)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	265,285	– 0	–	– 0	–	– 0	–	265,285
Deutsche Bank AG	254,020	(254,020)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	876,469	(381,187)	– 0	–	– 0	–	495,282
HSBC Bank USA	67,457	(67,457)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	345,184	(345,184)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc.	439,557	(121,182)	– 0	–	– 0	–	318,375
Royal Bank of Scotland PLC	1,168,138	(43,159)	– 0	–	– 0	–	1,124,979
Standard Chartered Bank	5,188	(5,188)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	812,424	(812,424)	– 0	–	– 0	–	– 0	–
UBS AG	55,607	(55,607)	– 0	–	– 0	–	– 0	–

Total	$5,809,638	$(3,166,859)	$	– 0	–	$	– 0	–	$2,642,779	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged	Security Collateral Pledged	Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$309,329	$(309,329)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	865,526	(772,122)	– 0	–	– 0	–	93,404
Citibank	971,951	– 0	–	– 0	–	– 0	–	971,951
Deutsche Bank AG	2,142,934	(254,020)	– 0	–	(1,529,708)	359,206
Goldman Sachs Bank USA	381,187	(381,187)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	121,421	(67,457)	– 0	–	– 0	–	53,964
JPMorgan Chase Bank/ JPMorgan Chase Bank, NA	1,556,938	(345,184)	– 0	–	(825,459)	386,295

50	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Morgan Stanley & Co., Inc.	$121,182	$(121,182)		$	– 0	–	$	– 0	–	$	– 0	–
Nomura Global Financial Products, Inc.	159,887	– 0	–		– 0	–		– 0	–		159,887
Royal Bank of Scotland PLC	43,159	(43,159)			– 0	–		– 0	–		– 0	–
Societe Generale	369,096	– 0	–		– 0	–		– 0	–		369,096
Standard Chartered Bank	122,442	(5,188)			– 0	–		– 0	–		117,254
State Street Bank & Trust Co.	928,448	(812,424)			– 0	–		– 0	–		116,024
UBS AG	175,176	(55,607)			– 0	–		– 0	–		119,569

Total	$8,268,676	$(3,166,859)		$	– 0	–		$(2,355,167)			$2,746,650	^

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Deutsche Bank AG**	$189,973	$	– 0	–	$	– 0	–	$	– 0	–	$189,973
Morgan Stanley & Co., Inc.**	325,292		– 0	–		– 0	–		– 0	–	325,292

Total	$515,265	$	– 0	–	$	– 0	–	$	– 0	–	$515,265

OTC Derivatives:
Barclays Bank PLC	$17,519	$	– 0	–	$	– 0	–	$	– 0	–	$17,519
Goldman Sachs International	5,026,520		– 0	–		(3,830,000)			– 0	–	1,196,520
JPMorgan Chase Bank, NA	6,122,631		– 0	–		– 0	–		– 0	–	6,122,631

Total	$11,166,670	$	– 0	–		$(3,830,000)		$	– 0	–	$7,336,670	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Societe Generale	$111,670	$	– 0	–	$	– 0	–	$	– 0	–	$111,670

Total	$111,670	$	– 0	–	$	– 0	–	$	– 0	–	$111,670	^

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB ALL MARKET REAL RETURN PORTFOLIO •	51

Notes to Consolidated Financial Statements

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015

Class A
Shares sold	159,640	374,648	$1,114,163	$3,531,705

Shares issued in reinvestment of dividends	20,294	37,166	151,390	350,845

Shares redeemed	(520,815)	(1,070,575)	(4,093,495)	(10,041,550)

Net decrease	(340,881)	(658,761)	$(2,827,942)	$(6,159,000)

Class C
Shares sold	13,131	37,945	$95,505	$351,368

Shares issued in reinvestment of dividends	1,376	9,857	10,241	92,557

Shares redeemed	(146,786)	(344,737)	(1,054,471)	(3,093,893)

Net decrease	(132,279)	(296,935)	$(948,725)	$(2,649,968)

Advisor Class
Shares sold	435,283	1,189,217	$3,113,145	$10,830,265

Shares issued in reinvestment of dividends	51,231	98,208	380,640	925,118

Shares redeemed	(852,668)	(3,060,481)	(6,354,861)	(28,495,992)

Net decrease	(366,154)	(1,773,056)	$(2,861,076)	$(16,740,609)

52	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

Shares	Amount
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015

Class R
Shares sold	2,309	7,416	$16,834	$63,929

Shares issued in reinvestment of dividends	246	442	1,815	4,154

Shares redeemed	(4,413)	(5,045)	(34,993)	(45,082)

Net increase (decrease)	(1,858)	2,813	$(16,344)	$23,001

Class K
Shares sold	43,180	62,469	$326,061	$557,586

Shares issued in reinvestment of dividends	3,711	5,336	27,392	50,051

Shares redeemed	(34,775)	(68,385)	(257,918)	(611,048)

Net increase (decrease)	12,116	(580)	$95,535	$(3,411)

Class I
Shares sold	68,424	150,454	$499,429	$1,362,834

Shares issued in reinvestment of dividends	40,784	48,155	300,575	452,178

Shares redeemed	(28,263)	(433,520)	(205,228)	(4,392,159)

Net increase (decrease)	80,945	(234,911)	$594,776	$(2,577,147)

Class 1
Shares sold	10,260,705	18,003,797	$73,242,216	$160,040,128

Shares issued in reinvestment of dividends	1,068,927	1,118,730	7,835,240	10,437,747

Shares redeemed	(7,944,276)	(9,227,855)	(58,111,036)	(81,519,998)

Net increase	3,385,356	9,894,672	$22,966,420	$88,957,877

Class Z
Shares sold	657,886	563,425	$5,080,500	$4,665,612

Shares issued in reinvestment of dividends	22,111	– 0	–	162,962	– 0	–

Shares redeemed	(101,098)	(174,072)	(750,569)	(1,445,720)

Net increase	578,899	389,353	$4,492,893	$3,219,892

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income

AB ALL MARKET REAL RETURN PORTFOLIO •	53

Notes to Consolidated Financial Statements

debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to,

54	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Portfolio. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Portfolio or its shareholders.

Real Estate Risk—The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

AB ALL MARKET REAL RETURN PORTFOLIO •	55

Notes to Consolidated Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$14,402,445	$9,000,069

Total distributions paid	$14,402,445	$9,000,069

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,252,178
Accumulated capital and other losses	(45,493,925	)(a)
Unrealized appreciation/(depreciation)	(171,066,938	)(b)

Total accumulated earnings/(deficit)	$(208,308,685)

(a)	On October 31, 2015, the Portfolio had a net capital loss carryforward of $45,176,677. As of that date, the cumulative deferred loss on straddles was $317,248.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of partnerships and passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of a corporate restructuring, and the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

56	• AB ALL MARKET REAL RETURN PORTFOLIO

Notes to Consolidated Financial Statements

As of October 31, 2015, the Portfolio had a net capital loss carryforward of $45,176,677 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 6,012,702	n/a	2019
24,477,600	$14,686,375	No expiration

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

NOTE J

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Portfolio in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s consolidated financial statements through this date.

AB ALL MARKET REAL RETURN PORTFOLIO •	57

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.13	$ 10.52	$ 11.04	$ 11.33	$ 11.05	$ 11.25

Income From Investment Operations
Net investment income(a)(b)	.04	.06	.12	.10	.11	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	(2.26)	(.50)	(.13)	.25	(.01)
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.10	(2.20)	(.38)	(.03)	.36	.15

Less: Dividends
Dividends from net investment income	(.10)	(.19)	(.14)	(.26)	(.08)	(.35)

Net asset value, end of period	$ 8.13	$ 8.13	$ 10.52	$ 11.04	$ 11.33	$ 11.05

Total Return
Total investment return based on net asset value(d)	1.38%	(21.16)%	(3.45)%	(.27)%	3.36%	1.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,837	$16,611	$28,434	$64,800	$67,989	$70,081
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30	%^	1.30%	1.23%	1.05%	1.05%	1.05%
Expenses, before waivers/reimbursements	1.45	%^	1.47%	1.30%	1.34%	1.28%	1.61%
Net investment income(b)	1.00	%^	.62%	1.03%	.86%	1.02%	1.44%
Portfolio turnover rate	47%	53%	73%	54%	118%	120%

See footnote summary on page 66.

58	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.03	$ 10.40	$ 10.90	$ 11.18	$ 10.93	$ 11.19

Income From Investment Operations
Net investment income (loss)(a)(b)	.01	(.01)	.04	.02	.03	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07	(2.23)	(.49)	(.12)	.25	(.01)
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.08	(2.24)	(.45)	(.10)	.28	.07

Less: Dividends
Dividends from net investment income	(.02)	(.13)	(.05)	(.18)	(.03)	(.33)

Net asset value, end of period	$ 8.09	$ 8.03	$ 10.40	$ 10.90	$ 11.18	$ 10.93

Total Return
Total investment return based on net asset value(d)	1.07%	(21.75)%	(4.13)%	(.92)%	2.58%	.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,160	$4,202	$8,531	$13,063	$15,974	$17,414
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.02	%^	2.00%	1.93%	1.75%	1.75%	1.75%
Expenses, before waivers/reimbursements	2.20	%^	2.16%	2.02%	2.04%	1.99%	2.31%
Net investment income (loss)(b)	.28	%^	(.07)%	.34%	.16%	.32%	.73%
Portfolio turnover rate	47%	53%	73%	54%	118%	120%

See	footnote summary on page 66.

AB ALL MARKET REAL RETURN PORTFOLIO •	59

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.13	$ 10.56	$ 11.09	$ 11.37	$ 11.08	$ 11.26

Income From Investment Operations
Net investment income(a)(b)	.05	.09	.15	.13	.15	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	(2.27)	(.50)	(.12)	.25	(.01)
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.11	(2.18)	(.35)	.01	.40	.18

Less: Dividends
Dividends from net investment income	(.14)	(.25)	(.18)	(.29)	(.11)	(.36)

Net asset value, end of period	$ 8.10	$ 8.13	$ 10.56	$ 11.09	$ 11.37	$ 11.08

Total Return
Total investment return based on net asset value(d)	1.50%	(20.95)%	(3.20)%	.12%	3.69%	1.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,462	$30,541	$58,399	$64,911	$72,529	$50,795
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.03	%^	1.00%	.94%	.75%	.75%	.75%
Expenses, before waivers/reimbursements	1.18	%^	1.17%	1.02%	1.04%	.99%	1.29%
Net investment income(b)	1.29	%^	.95%	1.33%	1.18%	1.33%	1.69%
Portfolio turnover rate	47%	53%	73%	54%	118%	120%

See	footnote summary on page 66.

60	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.06	$ 10.51	$ 11.04	$ 11.32	$ 11.02	$ 11.23

Income From Investment Operations
Net investment income(a)(b)	.03	.04	.15	.08	.09	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	(2.24)	(.55)	(.13)	.26	(.04)
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.08	(2.20)	(.40)	(.05)	.35	.12

Less: Dividends
Dividends from net investment income	(.10)	(.25)	(.13)	(.23)	(.05)	(.33)

Net asset value, end of period	$ 8.04	$ 8.06	$ 10.51	$ 11.04	$ 11.32	$ 11.02

Total Return
Total investment return based on net asset value(d)	1.28%	(21.37)%	(3.66)%	(.47)%	3.20%	1.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$148	$162	$182	$38	$17	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.53	%^	1.50%	1.44%	1.25%	1.25%	1.25%
Expenses, before waivers/reimbursements	1.67	%^	1.64%	1.55%	1.65%	1.64%	2.87%
Net investment income(b)	.77	%^	.42%	1.36%	.76%	.82%	1.39%
Portfolio turnover rate	47%	53%	73%	54%	118%	120%

See footnote summary on page 66.

AB ALL MARKET REAL RETURN PORTFOLIO •	61

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.07	$ 10.50	$ 11.03	$ 11.32	$ 11.05	$ 11.25

Income From Investment Operations
Net investment income(a)(b)	.04	.06	.12	.10	.10	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	(2.25)	(.49)	(.12)	.27	– 0	–
Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.10	(2.19)	(.37)	(.02)	.37	.15

Less: Dividends
Dividends from net investment income	(.13)	(.24)	(.16)	(.27)	(.10)	(.35)

Net asset value, end of period	$ 8.04	$ 8.07	$ 10.50	$ 11.03	$ 11.32	$ 11.05

Total Return
Total investment return based on net asset value(d)	1.42%	(21.19)%	(3.39)%	(.19)%	3.43%	1.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,758	$1,668	$2,174	$1,684	$1,286	$128
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.28	%^	1.25%	1.19%	1.00%	1.00%	1.00%
Expenses, before waivers/reimbursements	1.36	%^	1.34%	1.24%	1.33%	1.35%	1.91%
Net investment income(b)	1.04	%^	.67%	1.10%	.95%	.89%	1.38%
Portfolio turnover rate	47%	53%	73%	54%	118%	120%

See footnote summary on page 66.

62	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31,
			2015	2014	2013		2012		2011

Net asset value, beginning of period	$ 8.11		$ 10.54	$ 11.07	$ 11.36		$ 11.07		$ 11.27

Income From Investment Operations
Net investment income(a)	.05		.09	.15	.13	(b)	.14	(b)	.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06		(2.25)	(.49)	(.13)		.26		.02	†
Contributions from Affiliates	.00	(c)	.00 (c)	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.11		(2.16)	(.34)	– 0	–	.40		.17

Less: Dividends
Dividends from net investment income	(.17)		(.27)	(.19)	(.29)		(.11)		(.37)

Net asset value, end of period	$ 8.05		$ 8.11	$ 10.54	$ 11.07		$ 11.36		$ 11.07

Total Return
Total investment return based on net asset value(d)	1.64%		(20.97)%	(3.09)%	.04%		3.69%		1.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,057		$14,508	$21,341	$19,303		$18,790		$15,850
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.93	%^	.96%	.91%	.75%		.75%		.75%
Expenses, before waivers/reimbursements	.93	%^	.96%	.91%	.97%		.98%		1.38%
Net investment income	1.39	%^	.99%	1.37%	1.17	%(b)	1.32	%(b)	1.42	%(b)
Portfolio turnover rate	47%		53%	73%	54%		118%		120%

See	footnote summary on page 66.

AB ALL MARKET REAL RETURN PORTFOLIO •	63

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31,
			2015	2014	2013		2012		2011

Net asset value, beginning of period	$ 8.05		$ 10.46	$ 11.00	$ 11.29		$ 11.01		$ 11.25

Income From Investment Operations
Net investment income(a)	.04		.07	.13	.10	(b)	.12	(b)	.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06		(2.24)	(.50)	(.12)		.25		(.01)
Contributions from Affiliates	.00	(c)	.00 (c)	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.10		(2.17)	(.37)	(.02)		.37		.14

Less: Dividends
Dividends from net investment income	(.15)		(.24)	(.17)	(.27)		(.09)		(.38)

Net asset value, end of period	$ 8.00		$ 8.05	$ 10.46	$ 11.00		$ 11.29		$ 11.01

Total Return
Total investment return based on net asset value(d)	1.55%		(21.12)%	(3.35)%	(.19)%		3.47%		1.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$498,780		$474,631	$513,633	$420,593		$221,971		$182,720
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16	%^	1.16%	1.14%	1.00%		1.00%		1.00%
Expenses, before waivers/reimbursements	1.16	%^	1.16%	1.14%	1.16%		1.21%		1.47%
Net investment income	1.15	%^	.79%	1.16%	.95	%(b)	1.07	%(b)	1.40	%(b)
Portfolio turnover rate	47%		53%	73%	54%		118%		120%

See footnote summary on page 66.

64	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31,
			2015	2014	2013		2012		2011

Net asset value, beginning of period	$ 8.22		$ 10.68	$ 11.19	$ 11.48		$ 11.07		$ 11.27

Income From Investment Operations
Net investment income(a)	.05		.09	.15	.13	(b)	.15	(b)	.14	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06		(2.28)	(.50)	(.12)		.26		.03	†
Contributions from Affiliates	.00	(c)	.00 (c)	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.11		(2.19)	(.35)	.01		.41		.17

Less: Dividends
Dividends from net investment income	(.17)		(.27)	(.16)	(.30)		– 0	–	(.37)

Net asset value, end of period	$ 8.16		$ 8.22	$ 10.68	$ 11.19		$ 11.48		$ 11.07

Total Return
Total investment return based on net asset value(d)	1.56%		(20.85)%	(3.12)%	.05%		3.70%		1.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8		$8	$11	$11		$11		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91	%^	.92%	.89%	.75%		.75%		.75%
Expenses, before waivers/reimbursements	.91	%^	.92%	.89%	1.93%		.96%		3.72%
Net investment income	1.37	%^	.92%	1.36%	1.16	%(b)	1.32	%(b)	1.19	%(b)
Portfolio turnover rate	47%		53%	73%	54%		118%		120%

See footnote summary on page 66.

AB ALL MARKET REAL RETURN PORTFOLIO •	65

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	January 31, 2014(e) to October 31, 2014

Net asset value, beginning of period	$ 8.11	$ 10.55	$ 10.53

Income From Investment Operations
Net investment income(a)	.05	.07	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	(2.24)	(.11)
Contributions from Affiliates(c)	.00	.00	.00

Net increase (decrease) in net asset value from operations	.11	(2.17)	.02

Less: Dividends
Dividends from net investment income	(.17)	(.27)	– 0	–

Net asset value, end of period	$ 8.05	$ 8.11	$ 10.55

Total Return
Total investment return based on net asset value(d)	1.58%	(20.94)%	.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,800	$3,166	$10
Ratio to average net assets of:
Expenses	.94%^	.96%	.88	%^
Net investment income	1.33%^	.92%	1.59	%^
Portfolio turnover rate	47%	53%	73%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of distributions.

^	Annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

66	• AB ALL MARKET REAL RETURN PORTFOLIO

Consolidated Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Daniel J. Loewy(2), Vice President

Vinod Chathlani(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Loewy, Chathlani and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB ALL MARKET REAL RETURN PORTFOLIO •	67

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB All Market Real Return Portfolio (formerly AllianceBernstein Real Asset Strategy) (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

68	• AB ALL MARKET REAL RETURN PORTFOLIO

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

AB ALL MARKET REAL RETURN PORTFOLIO •	69

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to certain brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International All Country World Commodity Producers Index (the “MSCI AC Index”) and the All Market Real Return Portfolio Benchmark (composed of equal weightings of the MSCI AC Index, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts Global Index and the Dow Jones-UBS Commodity Index) (the “All Market Benchmark”), in each case for the 1-, 3- and 5-year periods ended July 31, 2015 and (in the case of comparisons with the benchmarks) the period since inception (March 2010 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for all periods. The Portfolio outperformed the MSCI AC Index in all periods (although all returns were negative) except in the 3-year period. It lagged the All Market Benchmark in all periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons

70	• AB ALL MARKET REAL RETURN PORTFOLIO

of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a rate equal to the Portfolio’s flat rate but had breakpoints. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio invests in shares of exchange-traded funds (“ETFs”), subject to restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the

AB ALL MARKET REAL RETURN PORTFOLIO •	71

Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective February 1, 2016. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s pro forma total expense ratio, which had been capped by the Adviser (although the pro forma expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

72	• AB ALL MARKET REAL RETURN PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”), in respect of AB All Market Real Return Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment

1	The Senior Officer’s fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Fund or the Portfolio do not include “AB.”

3	Effective December 15, 2014, the Portfolio changed its name from Real Asset Strategy to All Market Real Return Portfolio.

AB ALL MARKET REAL RETURN PORTFOLIO •	73

adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Net Assets 9/30/15 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
All Market Real Return Portfolio	$522.9	0.75% (flat fee)

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s fiscal year ended October 31, 2014, the Adviser received $57,849 (0.009% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period.5

4	Jones v. Harris at 1427.

5	Semi-annual total expense ratios are unaudited.

74	• AB ALL MARKET REAL RETURN PORTFOLIO

	Expense Cap Pursuant to Expense Limitation Undertaking[6]			Gross Expense Ratio[7]	Fiscal Year End
Portfolio		Current	Effective 02/01/16
All Market Real Return Portfolio[8],[9],[10]	Advisor	1.00%	1.05%	1.02%	Oct. 31 (ratios as of Apr. 30, 2015)
	Class A	1.30%	1.30%	1.32%
	Class C	2.00%	2.05%	2.03%
	Class R	1.50%	1.55%	1.62%
	Class K	1.25%	1.30%	1.32%
	Class I	1.00%	1.05%	0.98%
	Class Z	1.00%	1.05%	0.92%
	Class 1	1.25%	1.30%	1.15%
	Class 2	1.00%	1.05%	0.90%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when

6	The expense cap pursuant to the expense limitation undertaking for the Portfolio excludes interest expense.

7	Annualized.

8	The Rule 12b-1 fee for Class A shares will bill reduced from 0.30% to 0.25%, effective on February 1, 2016. The expense cap for Class A shares will remain at the same level (1.30%).

9	Class I, Class Z, Class 1, and Class 2 shares of the Portfolio were operating below their respective expense caps, and their net expense ratio during the most recent semi-annual period were 0.97%, 0.91%, 1.15% and 0.90, respectively.

10	The Portfolio’s fiscal percentage of net assets allocated to ETFs as of July 31, 2015 is 0.36%%. The Portfolio’s acquired funds expense ratio related to such ETF holdings is 0.0022%.

AB ALL MARKET REAL RETURN PORTFOLIO •	75

offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.11 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2015 net assets:12

Portfolio	Net Assets 09/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
All Market Real Return Portfolio	$522.9	Real Asset Strategy Schedule 0.75% on 1st $150 million 0.60% on next $150 million 0.50% on the balance Minimum acct size: $150 million	0.600%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, Taiwan, and South Korea, and sold to non-United States resident investors. The Adviser

11	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

12	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

76	• AB ALL MARKET REAL RETURN PORTFOLIO

charges the following fees for Real Asset Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[13]
All Market Real Return Portfolio	Real Asset Portfolio
	Class A	1.55%
	Class I (Institutional)	0.75%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge, Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.14,15 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)16 and the Portfolio’s contractual management fee ranking.17

13	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, while Class I shares, whose fee is for investment advisory services only.

14	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

15	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continues to be determined by Lipper.

16	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

17	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

AB ALL MARKET REAL RETURN PORTFOLIO •	77

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
All Market Real Return Portfolio	0.750	0.804	7/16

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same Lipper investment classification/objective and load type as the subject Portfolio.18 Pro-forma total expense ratio (italicized) is shown to reflect the Portfolio’s anticipated 12b-1 fee reduction.

Portfolio	Expense Ratio (%)	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
All Market Real Return Portfolio	1.230	1.277	7/16	1.288	36/97
Pro-forma	1.230	1.277	7/16	1.288	36/97

Based on this analysis, considering pro-forma information where available, the Portfolio has an equally favorable ranking on a total expense ratio basis and on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

18	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

78	• AB ALL MARKET REAL RETURN PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Portfolio’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. During the Portfolio‘s most recently completed fiscal year, ABI received from the Portfolio $996, $1,471,103 and $775 front-end sales charges, Rule 12b-1 and CDSC fees, respectively.19

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $88,332 in fees from the Portfolio.

19	As a result of discussions between the Board and the Adviser, ABI will reduce the Portfolio’s Class A shares Rule 12b-1 fee payment rate from 0.30% to 0.25% effective on February 1, 2016.

AB ALL MARKET REAL RETURN PORTFOLIO •	79

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

80	• AB ALL MARKET REAL RETURN PORTFOLIO

characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1, 3, and 5 year performance returns and rankings of the Portfolio23 relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)24 for the period ended July 31, 2015.25

Portfolio	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
All Market Real Return Portfolio
1 year	-25.18	3.13	-1.74	5/5	59/59
3 year	-6.53	7.09	2.30	5/5	39/39
5 year	-1.10	7.21	3.72	5/5	21/24

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolio were provided Broadridge.

24	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

AB ALL MARKET REAL RETURN PORTFOLIO •	81

Set forth below are the 1, 3, and 5 year and since inception net performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Period Ending July 31, 2015 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
All Market Real Return Portfolio	-25.18	-6.53	-1.10	-1.24	14.69	-0.01	5
MSCI AC World Commodity Producers Index	-30.57	-6.39	-3.02	-4.23	N/A	N/A	N/A
All Market Real Return Index	-19.81	-4.17	-0.12	-0.40	14.82	0.06	5
Inception Date: March 8, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

82	• AB ALL MARKET REAL RETURN PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB ALL MARKET REAL RETURN PORTFOLIO •	83

AB Family of Funds

NOTES

84	• AB ALL MARKET REAL RETURN PORTFOLIO

AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

AMRR-0152-0416

APR    04.30.16

SEMI-ANNUAL REPORT

AB BOND INFLATION STRATEGY

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

June 24, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Bond Inflation Strategy (the “Strategy”) for the semi-annual reporting period ended April 30, 2016.

Investment Objectives and Policies

The Strategy seeks to maximize real return without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in inflation-indexed securities (such as Treasury inflation-protected securities (“TIPS”) or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation Consumer Price Index (“CPI”) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed-income securities. While the Strategy expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Strategy may invest in derivatives, such as options, futures, forwards or swaps. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Strategy’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

AB BOND INFLATION STRATEGY •	1

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

Investment Results

The table on page 7 shows the Strategy’s performance compared to its benchmark, the Barclays 1-10 Year TIPS Index, and to the Lipper Inflation Protected Bond Funds Average (the “Lipper Average”), for the six- and 12-month periods ended April 30, 2016. Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some of the funds may have different investment policies and sales and management fees and fund expenses.

For the six-month period, all share classes outperformed the benchmark, before sales charges, and also outperformed the Lipper Average. For the 12-month period, all share classes outperformed the benchmark, before sales charges, except Class A, Class C and Class R shares; all share classes outperformed the Lipper Average.

For the six-month period, TIPS performed strongly in absolute terms and also outperformed relative to Treasuries, as commodity prices rebounded in the last few months, which contributed to performance. In the 12-month period, TIPS had modestly positive absolute performance, and underperformed relative to comparable maturity Treasuries, as oil and commodity prices fell through much of the period, which detracted from performance. For both periods, sector allocation contributed positively to performance relative to the benchmark, due to beneficial exposures to investment-grade corporates and agency risk-sharing transactions. In the 12-month period, allocations to asset-backed securities, commercial mortgage-backed securities and non-agency mortgages contributed as well. Currency positioning also contributed for both periods, helped in the six-month period by a small overweight in the Brazilian real, and in the 12-month period by an underweight in the Australian dollar and overweights in the Japanese yen and Mexican peso. Yield-curve positioning was a small positive in both periods, as gains from being overweight the intermediate part of the curve were mostly offset by losses from an underweight in shorter maturities.

2	• AB BOND INFLATION STRATEGY

During both periods, the Strategy utilized derivatives including currency forwards and options to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact on absolute performance during both periods. Treasury futures, and interest rate and CPI swaps, were utilized to manage the duration, inflation protection, country exposure and yield-curve positioning of the Strategy.

Market Review and Investment Strategy

Bond markets were volatile over the six- and 12-month periods ended April 30, 2016, as economic growth trends and monetary policies in the world’s largest economies continued to diverge. Commodity prices declined through much of the 12-month period, with oil prices dipping below $26 per barrel in February, before beginning to stabilize in March and April—despite a breakdown in formal discussions about a potential production freeze. Government bond yields continued their volatility, and the yield on the US 10-Year Treasury ranged from about 1.6% to just below 2.5%, ultimately ending the period at 1.8%. The US dollar appreciated against many developed- and emerging-market currencies during much of the 12-month period, yet during the early part of 2016 the dollar reversed course and depreciated against many of these same currencies. The US Federal Reserve made its first official rate hike in nearly a decade in December, which investors generally accepted smoothly.

European markets declined in the second quarter of 2015 on fears of Greece’s departure from the European Union, but rebounded when stop-gap measures were reached with the country’s creditors in the third quarter to avoid an exit. Volatility was somewhat contained as the European Central Bank (“ECB”) maintained an easing bias through the period, though additional measures announced in December fell far short of investor expectations, putting pressure on markets in the region. However, the ECB surprised investors with aggressive expansion of its quantitative easing program in March. Other central banks cut rates, with some, including the Bank of Japan and the ECB, dipping into negative rate territory.

Economic activity in emerging-market economies continued to slow: Asia struggled with sluggish exports and weak domestic demand; Latin America continued to face weak growth and political upheaval in many parts of the region; and Eastern Europe’s growth picture was varied, as those countries tied to Western Europe fared better than those tied to commodities. Emerging-market sentiment was bolstered toward the end of the 12-month period. This was due to an uptick in oil prices, signs that China’s slowdown may be less pronounced than feared, encouraging political developments regarding Brazilian president Dilma Rousseff’s impeachment on corruption charges and Argentina’s progress on negotiations with its creditors that culminated in April with the country’s first new security issuance in 15 years.

AB BOND INFLATION STRATEGY •	3

Against this backdrop, fixed-income performance varied across regions and sectors during the 12-month period. Credit securities generally underperformed developed-market Treasuries; developed-market Treasuries also outperformed emerging-market local-currency government bonds (despite the emerging-market rally in the last three months of the period). The positive performance of investment-grade securities generally outpaced negative returns from high-yield sectors, which saw a fairly wide divergence across sector returns. Commodity-linked sectors had the worst performance—suffering on negative oil price action—with energy down the most, followed by basic industries.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

4	• AB BOND INFLATION STRATEGY

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategy may be subject to a heightened risk of rising interest rates as the current period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Strategy invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB BOND INFLATION STRATEGY •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Strategy shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus. As with all investments, you may lose money by investing in the Strategy.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB BOND INFLATION STRATEGY

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Bond Inflation Strategy
Class 1*	4.07%	1.46%

Class 2*	4.09%	1.54%

Class A	3.87%	1.18%

Class C	3.62%	0.57%

Advisor Class†	4.01%	1.46%

Class R†	3.86%	1.09%

Class K†	3.99%	1.32%

Class I†	4.06%	1.50%

Class Z†	4.08%	1.64%

Barclays 1-10 Year TIPS Index	3.12%	1.23%

Lipper Inflation Protected Bond Funds Average	2.97%	0.29%

*    Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

AB BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class 1 Shares†			0.38%
1 Year	1.46%	1.46%
5 Years	1.68%	1.68%
Since Inception‡	2.85%	2.85%

Class 2 Shares†			0.48%
1 Year	1.54%	1.54%
5 Years	1.78%	1.78%
Since Inception‡	2.93%	2.93%

Class A Shares			0.01%
1 Year	1.18%	-3.14%
5 Years	1.46%	0.58%
Since Inception‡	2.62%	1.92%

Class C Shares			-0.74%
1 Year	0.57%	-0.43%
5 Years	0.78%	0.78%
Since Inception‡	1.91%	1.91%

Advisor Class Shares^			0.26%
1 Year	1.46%	1.46%
5 Years	1.75%	1.75%
Since Inception‡	2.92%	2.92%

Class R Shares^			-0.54%
1 Year	1.09%	1.09%
5 Years	1.27%	1.27%
Since Inception‡	2.43%	2.43%

Class K Shares^			0.04%
1 Year	1.32%	1.32%
5 Years	1.53%	1.53%
Since Inception‡	2.68%	2.68%

Class I Shares^			0.38%
1 Year	1.50%	1.50%
5 Years	1.79%	1.79%
Since Inception‡	2.94%	2.94%

Class Z Shares^			0.47%
1 Year	1.64%	1.64%
Since Inception‡	2.29%	2.29%

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance and footnotes continued on next page)

8	• AB BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.87%, 0.77%, 1.31%, 2.07%, 1.06%, 1.50%, 1.17%, 0.76% and 0.84% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expenses (exclusive of interest expense) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 29, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2016.

†	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore their respective NAV and SEC returns are the same.

‡	Inception date for all share classes excluding Class Z: 1/26/2010; 12/11/2014 for Class Z shares.

^	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

AB BOND INFLATION STRATEGY •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	1.36%
5 Years	1.98%
Since Inception†	2.75%

Class 2 Shares*
1 Year	1.45%
5 Years	2.06%
Since Inception†	2.83%

Class A Shares
1 Year	-3.09%
5 Years	0.87%
Since Inception†	1.80%

Class C Shares
1 Year	-0.62%
5 Years	1.05%
Since Inception†	1.79%

Advisor Class Shares‡
1 Year	1.47%
5 Years	2.05%
Since Inception†	2.82%

Class R Shares‡
1 Year	0.99%
5 Years	1.56%
Since Inception†	2.33%

Class K Shares‡
1 Year	1.22%
5 Years	1.83%
Since Inception†	2.57%

Class I Shares‡
1 Year	1.50%
5 Years	2.09%
Since Inception†	2.84%

Class Z Shares‡
1 Year	1.45%
Since Inception†	1.70%

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance and footnotes continued on next page)

10	• AB BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

*	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†	Inception date for all share classes excluding Class Z: 1/26/2010; 12/11/2014 for Class Z shares.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

AB BOND INFLATION STRATEGY •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,038.70	$4.87	0.96%
Hypothetical**	$1,000	$1,020.09	$4.82	0.96%
Class C
Actual	$1,000	$1,036.20	$8.51	1.68%
Hypothetical**	$1,000	$1,016.51	$8.42	1.68%
Advisor Class
Actual	$1,000	$1,040.10	$3.45	0.68%
Hypothetical**	$1,000	$1,021.48	$3.42	0.68%
Class R
Actual	$1,000	$1,038.60	$5.98	1.18%
Hypothetical**	$1,000	$1,019.00	$5.92	1.18%
Class K
Actual	$1,000	$1,039.90	$4.72	0.93%
Hypothetical**	$1,000	$1,020.24	$4.67	0.93%
Class I
Actual	$1,000	$1,040.60	$3.45	0.68%
Hypothetical**	$1,000	$1,021.48	$3.42	0.68%

12	• AB BOND INFLATION STRATEGY

Expense Example

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class 1
Actual	$1,000	$1,040.70	$3.96	0.78%
Hypothetical**	$1,000	$1,020.98	$3.92	0.78%
Class 2
Actual	$1,000	$1,040.90	$3.45	0.68%
Hypothetical**	$1,000	$1,021.48	$3.42	0.68%
Class Z
Actual	$1,000	$1,040.80	$3.45	0.68%
Hypothetical**	$1,000	$1,021.48	$3.42	0.68%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB BOND INFLATION STRATEGY •	13

Expense Example

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $325.6 Total Investments ($mil): $446.1

INFLATION PROTECTION BREAKDOWN*
U.S. Inflation-Protected Exposure	100.0%
Non-U.S.	—
Non-Inflation Exposure	—

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*
Corporates – Investment Grade	14.4%
Commercial Mortgage-Backed Securities	10.4%
Asset-Backed Securities	9.3%
Collateralized Mortgage Obligations	5.1%
Corporates – Non-Investment Grade	0.7%
Governments – Sovereign Agencies	0.6%
Quasi-Sovereigns	0.5%
Common Stocks	0.2%
Governments – Sovereign Bonds	0.1%
Emerging Markets – Corporate Bonds	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES†
Inflation-Linked Securities	63.5%
Corporates – Investment Grade	13.7%
Commercial Mortgage-Backed Securities	7.6%
Asset-Backed Securities	6.8%
Collateralized Mortgage Obligations	3.7%
Corporates – Non-Investment Grade	2.5%
Emerging Markets – Treasuries	0.6%
Governments – Sovereign Agencies	0.4%
Quasi-Sovereigns	0.4%
Common Stocks	0.1%
Governments – Sovereign Bonds	0.1%
Short-Term	0.6%

*	All data are as of April 30, 2016. The Strategy’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Strategy’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

†	The Strategy’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Strategy (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Strategy. The Strategy uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Strategy’s total investments will generally exceed its net assets.

14	• AB BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2016 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 86.9%
United States – 86.9%
U.S. Treasury Inflation Index 0.125%, 4/15/17-1/15/23 (TIPS)	U.S.$	26,344	$26,614,458
0.125%, 4/15/18-7/15/24 (TIPS)(a)		111,564	113,508,616
0.25%, 1/15/25 (TIPS)(a)		28,820	29,177,346
0.375%, 7/15/23-7/15/25 (TIPS)		45,939	47,279,150
0.625%, 7/15/21 (TIPS)(a)		26,681	28,027,734
0.625%, 1/15/24 (TIPS)		19,028	19,891,370
1.375%, 1/15/20 (TIPS)		5,861	6,265,262
2.00%, 1/15/26 (TIPS)		10,478	12,313,472

Total Inflation-Linked Securities (cost $277,324,397)			283,077,408

CORPORATES – INVESTMENT GRADE – 18.8%
Industrial – 12.4%
Basic – 1.2%
Barrick Gold Corp. 4.10%, 5/01/23		47	48,532
Dow Chemical Co. (The) 8.55%, 5/15/19		67	80,009
Eastman Chemical Co. 3.80%, 3/15/25		300	310,894
Glencore Funding LLC 3.125%, 4/29/19(b)		1,720	1,642,600
International Paper Co. 4.75%, 2/15/22		592	658,536
LyondellBasell Industries NV 5.75%, 4/15/24		405	472,333
Minsur SA 6.25%, 2/07/24(b)		314	303,695
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(b)		393	369,420

			3,886,019

Capital Goods – 0.2%
General Electric Co. Series D 5.00%, 1/21/21(c)		191	198,401
Yamana Gold, Inc. 4.95%, 7/15/24		403	370,676

			569,077

Communications - Media – 1.5%
21st Century Fox America, Inc. 3.00%, 9/15/22		1,095	1,138,077
6.15%, 2/15/41		115	142,106

AB BOND INFLATION STRATEGY •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CBS Corp. 3.50%, 1/15/25	U.S.$	300	$309,552
5.75%, 4/15/20		325	370,796
Cox Communications, Inc. 2.95%, 6/30/23(b)		163	153,487
Discovery Communications LLC 3.45%, 3/15/25		323	314,266
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(b)(c)		409	423,315
RELX Capital, Inc. 8.625%, 1/15/19		460	533,130
S&P Global, Inc. 4.40%, 2/15/26		611	676,695
Time Warner Cable, Inc. 4.50%, 9/15/42		235	220,147
5.00%, 2/01/20		35	38,192
8.75%, 2/14/19		25	29,493
Time Warner, Inc. 3.55%, 6/01/24		537	559,367

			4,908,623

Communications - Telecommunications – 1.0%
American Tower Corp. 3.50%, 1/31/23		300	307,284
4.70%, 3/15/22		395	424,684
5.05%, 9/01/20		35	38,307
AT&T, Inc. 3.00%, 2/15/22		1,255	1,283,629
3.80%, 3/15/22		274	290,219
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	55	47,756
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	400	454,831
Verizon Communications, Inc. 4.272%, 1/15/36		602	605,348

			3,452,058

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		400	406,223
5.875%, 8/02/21		640	738,803
General Motors Co. 3.50%, 10/02/18		425	438,540

			1,583,566

Consumer Cyclical - Retailers – 0.8%
CVS Health Corp. 3.875%, 7/20/25		695	750,198

16	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kohl’s Corp. 4.25%, 7/17/25	U.S.$	876	$864,906
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		935	975,710

			2,590,814

Consumer Non-Cyclical – 3.7%
AbbVie, Inc. 3.60%, 5/14/25		455	476,758
Actavis Funding SCS 3.80%, 3/15/25		803	824,415
3.85%, 6/15/24		278	285,566
Agilent Technologies, Inc. 5.00%, 7/15/20		7	7,714
Altria Group, Inc. 2.625%, 1/14/20		930	963,928
4.75%, 5/05/21		195	220,966
Baxalta, Inc. 3.60%, 6/23/22(b)		700	719,155
Bayer US Finance LLC 3.375%, 10/08/24(b)		374	397,603
Becton Dickinson and Co. 3.734%, 12/15/24		388	413,034
Biogen, Inc. 3.625%, 9/15/22		436	465,222
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		81	94,154
Celgene Corp. 3.875%, 8/15/25		520	547,833
Gilead Sciences, Inc. 3.65%, 3/01/26		335	357,940
Grupo Bimbo SAB de CV 3.875%, 6/27/24(b)		648	660,963
Kraft Heinz Foods Co. 2.80%, 7/02/20(b)		350	360,170
3.50%, 7/15/22(b)		447	471,720
Laboratory Corp. of America Holdings 3.60%, 2/01/25		275	280,302
Medtronic, Inc. 3.50%, 3/15/25		895	959,963
Newell Brands, Inc. 3.15%, 4/01/21		814	843,104
3.85%, 4/01/23		238	248,857
Perrigo Finance Unlimited Co. 3.50%, 12/15/21		217	221,149
3.90%, 12/15/24		310	314,478
Reynolds American, Inc. 4.00%, 6/12/22		611	664,428

AB BOND INFLATION STRATEGY •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Thermo Fisher Scientific, Inc. 4.15%, 2/01/24	U.S.$	363	$390,617
Tyson Foods, Inc. 2.65%, 8/15/19		199	204,282
3.95%, 8/15/24		650	701,764

			12,096,085

Energy – 2.5%
Energy Transfer Partners LP 5.20%, 2/01/22		510	515,240
6.125%, 2/15/17		145	148,087
EnLink Midstream Partners LP 5.05%, 4/01/45		352	264,561
Enterprise Products Operating LLC 3.70%, 2/15/26		771	784,199
5.20%, 9/01/20		335	368,533
Halliburton Co. 3.375%, 11/15/22		860	876,122
Husky Energy, Inc. 7.25%, 12/15/19		93	103,802
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		846	835,525
4.15%, 3/01/22		104	102,503
Marathon Petroleum Corp. 5.125%, 3/01/21		280	303,611
Noble Energy, Inc. 3.90%, 11/15/24		491	488,175
4.15%, 12/15/21		127	129,603
8.25%, 3/01/19		387	432,995
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		621	556,853
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		115	107,245
Schlumberger Holdings Corp. 3.00%, 12/21/20(b)		845	868,972
Spectra Energy Capital LLC 8.00%, 10/01/19		8	9,189
Valero Energy Corp. 6.125%, 2/01/20		476	530,479
Williams Partners LP 3.90%, 1/15/25		350	306,600
4.125%, 11/15/20		300	282,432

			8,014,726

Other Industrial – 0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(b)		356	355,931

18	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Services – 0.1%
eBay, Inc. 3.80%, 3/09/22	U.S.$	217	$226,906

Technology – 0.8%
Fidelity National Information Services, Inc. 3.50%, 4/15/23		102	103,360
5.00%, 10/15/25		2	2,208
KLA-Tencor Corp. 4.65%, 11/01/24		639	667,164
Micron Technology, Inc. 7.50%, 9/15/23(b)		209	216,315
Motorola Solutions, Inc. 7.50%, 5/15/25		483	568,303
Seagate HDD Cayman 4.75%, 1/01/25		398	303,111
Tencent Holdings Ltd. 3.375%, 5/02/19(b)		426	440,583
Total System Services, Inc. 2.375%, 6/01/18		259	259,128

			2,560,172

			40,243,977

Financial Institutions – 5.5%
Banking – 3.4%
ABN AMRO Bank NV 4.75%, 7/28/25(b)		150	152,922
Bank of America Corp. Series E 0.599%, 3/28/18(d)	EUR	900	1,025,970
Barclays Bank PLC 6.625%, 3/30/22(b)		101	137,617
Barclays PLC 3.65%, 3/16/25	U.S.$	294	282,155
BPCE SA 5.70%, 10/22/23(b)		213	226,499
Capital One Financial Corp. 5.25%, 2/21/17		150	154,357
Citigroup, Inc. 3.875%, 3/26/25		655	651,367
Cooperatieve Rabobank UA 4.375%, 8/04/25		396	414,156
Credit Suisse Group Funding Guernsey Ltd. 4.55%, 4/17/26(b)		478	488,023
Goldman Sachs Group, Inc. (The) 2.236% (LIBOR 3 Month + 1.60%), 11/29/23(d)		810	807,469
JPMorgan Chase & Co. 4.25%, 10/15/20		55	59,492

AB BOND INFLATION STRATEGY •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mitsubishi UFJ Financial Group, Inc. 2.515% (LIBOR 3 Month + 1.88%), 3/01/21(d)	U.S.$	813	$834,153
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(b)		816	856,775
Morgan Stanley Series G 5.50%, 7/28/21		456	518,033
Murray Street Investment Trust I 4.647%, 3/09/17		52	53,414
PNC Bank NA 3.80%, 7/25/23		940	995,240
Rabobank Capital Funding Trust III 5.254%, 10/21/16(b)(c)		375	375,937
Santander Bank NA 1.561% (LIBOR 3 Month + 0.93%), 1/12/18(d)		890	881,220
Santander Issuances SAU 5.179%, 11/19/25		400	397,460
Santander UK PLC 5.00%, 11/07/23(b)		505	524,871
Standard Chartered PLC 6.409%, 1/30/17(b)(c)		400	374,000
UBS AG/Stamford CT 7.625%, 8/17/22		465	535,331
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(b)		453	464,551

			11,211,012

Brokerage – 0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16		809	811,632

Insurance – 1.2%
American International Group, Inc. 4.875%, 6/01/22		625	686,022
Coventry Health Care, Inc. 5.45%, 6/15/21		415	469,555
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		535	602,320
5.50%, 3/30/20		24	26,781
6.10%, 10/01/41		165	196,614
Lincoln National Corp. 8.75%, 7/01/19		175	208,585
MetLife, Inc. 5.70%, 6/15/35		90	106,238
7.717%, 2/15/19		180	208,489
Series C 5.25%, 6/15/20(c)		600	584,220

20	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nationwide Financial Services, Inc. 5.375%, 3/25/21(b)	U.S.$	360	$396,565
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		125	184,599
Prudential Financial, Inc. 5.625%, 6/15/43		275	286,624

			3,956,612

REITS – 0.6%
Host Hotels & Resorts LP 5.25%, 3/15/22		175	190,056
Trust F/1401 5.25%, 12/15/24(b)		825	855,938
Welltower, Inc. 5.25%, 1/15/22		890	986,636

			2,032,630

			18,011,886

Utility – 0.9%
Electric – 0.7%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		340	440,748
CMS Energy Corp. 5.05%, 3/15/22		144	162,462
Constellation Energy Group, Inc. 5.15%, 12/01/20		91	101,795
Entergy Corp. 4.00%, 7/15/22		607	646,910
Exelon Corp. 2.85%, 6/15/20		570	581,686
Exelon Generation Co. LLC 4.25%, 6/15/22		416	438,406

			2,372,007

Natural Gas – 0.2%
NiSource Finance Corp. 6.80%, 1/15/19		75	84,572
Talent Yield Investments Ltd. 4.50%, 4/25/22(b)		480	515,661

			600,233

			2,972,240

Total Corporates – Investment Grade (cost $59,790,226)			61,228,103

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.4%
Non-Agency Fixed Rate CMBS – 8.4%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		1,694	1,763,722
Series 2007-5, Class AM 5.772%, 2/10/51		258	265,798

AB BOND INFLATION STRATEGY •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41	U.S.$	571	$569,296
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(b)		1,070	1,113,288
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(b)		885	929,418
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D 5.039%, 9/10/45(b)		486	460,591
Series 2013-GC11, Class D 4.603%, 4/10/46(b)		420	375,837
Series 2015-GC27, Class A5 3.137%, 2/10/48		707	727,305
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.956%, 5/15/46		442	459,715
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		633	643,455
Series 2007-GG9, Class A4 5.444%, 3/10/39		559	568,258
Series 2007-GG9, Class AM 5.475%, 3/10/39		598	609,648
Series 2013-SFS, Class A1 1.873%, 4/12/35(b)		340	334,058
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.888%, 6/15/39		463	469,407
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		631	676,699
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.867%, 11/10/46(b)		368	379,852
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(b)		768	784,104
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.987%, 8/10/45		539	553,734
Series 2013-G1, Class A1 2.059%, 4/10/31(b)		604	594,025
Series 2014-GC18, Class D 5.113%, 1/10/47(b)		581	494,924

22	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(b)	U.S.$	251	$251,160
Series 2006-CB15, Class A4 5.814%, 6/12/43		223	222,598
Series 2006-LDP9, Class AM 5.372%, 5/15/47		370	368,555
Series 2007-CB19, Class AM 5.889%, 2/12/49		295	301,922
Series 2007-LD12, Class AM 6.207%, 2/15/51		245	255,747
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		1,663	1,698,029
Series 2007-LDPX, Class A3 5.42%, 1/15/49		392	400,388
Series 2010-C2, Class A1 2.749%, 11/15/43(b)		11	11,004
Series 2011-C5, Class D 5.50%, 8/15/46(b)		266	270,921
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		670	722,043
Series 2015-C32, Class C 4.819%, 11/15/48		545	505,295
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		288	286,533
Series 2007-C1, Class A4 5.424%, 2/15/40		1,032	1,048,698
Series 2007-C1, Class AM 5.455%, 2/15/40		290	294,225
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(b)		569	571,471
Series 2015-3, Class A2 2.729%, 4/20/48(b)		698	690,541
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		353	354,251
Series 2006-C2, Class AJ 5.802%, 8/12/43		334	332,254
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		949	962,254
Series 2007-9, Class A4 5.70%, 9/12/49		120	124,084

AB BOND INFLATION STRATEGY •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49	U.S.$	277	$288,039
Series 2012-C4, Class A5 2.85%, 12/10/45		2,309	2,369,626
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1, Class E 6.084%, 1/10/45(b)		229	248,397
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		219	218,280
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D 4.961%, 11/15/45(b)		327	305,387
Series 2013-C14, Class A5 3.337%, 6/15/46		862	910,050
Series 2014-C20, Class A2 3.036%, 5/15/47		648	671,362

			27,456,248

Non-Agency Floating Rate CMBS – 2.0%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.753% (LIBOR 1 Month + 1.32%), 11/15/19(b)(d)		489	487,816
Commercial Mortgage Trust Series 2014-KYO, Class A 1.337% (LIBOR 1 Month + 0.90%), 6/11/27(b)(d)		775	775,439
Series 2014-SAVA, Class A 1.583% (LIBOR 1 Month + 1.15%), 6/15/34(b)(d)		361	356,456
H/2 Asset Funding NRE Series 2015-1A 2.085%, 6/24/49(b)(e)		646	640,789
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.353% (LIBOR 1 Month + 0.92%), 6/15/29(b)(d)		1,068	1,055,270
Series 2015-SGP, Class A 2.133% (LIBOR 1 Month + 1.70%), 7/15/36(b)(d)		853	846,758
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.303% (LIBOR 1 Month + 1.87%), 8/15/26(b)(d)		241	240,258
Series 2015-XLF2, Class SNMA 2.383% (LIBOR 1 Month + 1.95%), 11/15/26(b)(d)		241	242,227

24	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.483% (LIBOR 1 Month + 1.05%), 4/15/32(b)(d)	U.S.$	325	$318,896
Starwood Retail Property Trust Series 2014-STAR, Class A 1.653% (LIBOR 1 Month + 1.22%), 11/15/27(b)(d)		1,084	1,070,800
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.62%, 12/15/47(e)		537	517,634

			6,552,343

Total Commercial Mortgage-Backed Securities (cost $34,466,763)			34,008,591

ASSET-BACKED SECURITIES – 9.3%
Autos - Fixed Rate – 4.6%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		341	341,909
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		707	707,560
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18		117	116,493
Series 2013-4, Class A3 0.96%, 4/09/18		69	68,609
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(b)		140	139,649
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(b)		420	420,300
Series 2013-2A, Class A 2.97%, 2/20/20(b)		289	294,862
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(b)		706	706,454
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		850	850,543
Series 2015-2, Class A3 1.31%, 8/15/19		530	530,520
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		200	200,069

AB BOND INFLATION STRATEGY •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(b)	U.S.$	857	$865,013
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(b)		284	282,673
Series 2014-B, Class A 1.11%, 11/15/18(b)		204	203,078
Drive Auto Receivables Trust Series 2015-BA, Class A2A 0.93%, 12/15/17(b)		21	21,292
Series 2015-CA, Class A2A 1.03%, 2/15/18(b)		58	57,696
Series 2015-DA, Class A2A 1.23%, 6/15/18(b)		235	234,849
Series 2016-AA, Class A2A 1.50%, 3/15/18(b)		95	95,056
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(b)		151	150,893
Series 2015-1, Class A2 1.30%, 9/20/20(b)		595	593,910
Exeter Automobile Receivables Trust Series 2014-1A, Class A 1.29%, 5/15/18(b)		6	6,234
Series 2014-2A, Class A 1.06%, 8/15/18(b)		45	45,030
Series 2016-1A, Class D 8.20%, 2/15/23(b)		250	247,898
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(b)		3	2,711
Series 2016-2, Class D 8.56%, 11/15/23(b)		325	324,933
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18		225	224,185
Series 2014-2, Class A 2.31%, 4/15/26(b)		728	738,232
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		447	447,412
Series 2015-2, Class A3 1.68%, 12/20/18		798	800,862
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(b)		599	597,181
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		415	415,048

26	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hertz Vehicle Financing II LP Series 2015-2A, Class A 2.02%, 9/25/19(b)	U.S.$	508	$508,361
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(b)		368	357,739
Series 2016-1A, Class A 2.32%, 3/25/20(b)		322	322,029
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(b)		313	312,988
Series 2015-B, Class A3 1.40%, 11/15/18(b)		557	557,454
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		165	165,477
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		318	318,065
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		587	588,080
Santander Drive Auto Receivables Trust Series 2015-3, Class A2A 1.02%, 9/17/18		304	304,028
Series 2015-4, Class A2A 1.20%, 12/17/18		232	231,555
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(b)		427	426,852
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(b)		242	242,214

			15,065,996

Credit Cards - Fixed Rate – 2.1%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		474	474,884
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		523	535,812
Series 2015-2, Class A 1.56%, 3/15/21		728	731,427
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		692	696,737

AB BOND INFLATION STRATEGY •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Chase Issuance Trust Series 2014-A1, Class A1 1.15%, 1/15/19	U.S.$	825	$825,595
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		718	727,452
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,084	1,096,248
Series 2016-1, Class A 2.04%, 3/15/22		209	210,479
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		370	372,081
Series 2013-A, Class A 1.61%, 12/15/21		373	374,008
Series 2015-B, Class A 2.55%, 6/17/24		551	562,185

			6,606,908

Autos - Floating Rate – 1.1%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 0.933% (LIBOR 1 Month + 0.50%), 7/15/20(b)(d)		1,037	1,037,000
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 1.003% (LIBOR 1 Month + 0.57%), 1/15/22(d)		692	685,937
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.819% (LIBOR 1 Month + 0.38%), 7/20/19(d)		534	532,691
Series 2015-1, Class A 0.939% (LIBOR 1 Month + 0.50%), 1/20/20(d)		620	618,443
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.987% (LIBOR 1 Month + 0.55%), 12/10/27(b)(d)		463	463,427
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.789% (LIBOR 1 Month + 0.35%), 7/22/19(b)(d)		330	325,549

			3,663,047

Other ABS - Fixed Rate – 0.8%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(b)		349	348,708

28	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Citi Held For Asset Issuance Series 2016-PM1, Class A 4.65%, 4/15/25(b)	U.S.$	409	$410,507
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		493	494,955
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(b)		247	246,174
Series 2015-2, Class A2A 1.42%, 12/22/17(b)		286	285,622
SBA Tower Trust 3.156%, 10/15/20(b)		851	847,809

			2,633,775

Credit Cards - Floating Rate – 0.7%
Cabela’s Credit Card Master Note Trust Series 2014-1, Class A 0.783% (LIBOR 1 Month + 0.35%), 3/16/20(d)		600	599,085
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.783% (LIBOR 1 Month + 0.35%), 8/17/20(d)		501	501,826
First National Master Note Trust Series 2013-2, Class A 0.963% (LIBOR 1 Month + 0.53%), 10/15/19(d)		794	794,694
World Financial Network Credit Card Master Trust Series 2015-A, Class A 0.913% (LIBOR 1 Month + 0.48%), 2/15/22(d)		403	401,856

			2,297,461

Total Asset-Backed Securities (cost $30,199,788)			30,267,187

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.1%
Risk Share Floating Rate – 4.7%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.936% (LIBOR 1 Month + 2.50%), 7/25/25(d)(f)(g)		307	302,984
Series 2016-1A, Class M2B 1.00% (LIBOR 1 Month + 6.50%), 4/25/26(b)(d)		272	271,519

AB BOND INFLATION STRATEGY •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.683% (LIBOR 1 Month + 4.25%), 11/25/23(d)	U.S.$	1,030	$1,042,311
Series 2014-DN3, Class M3 4.439% (LIBOR 1 Month + 4.00%), 8/25/24(d)		1,055	1,061,245
Series 2014-HQ3, Class M3 5.189% (LIBOR 1 Month + 4.75%), 10/25/24(d)		323	330,539
Series 2015-DNA1, Class M3 3.733% (LIBOR 1 Month + 3.30%), 10/25/27(d)		260	257,421
Series 2015-DNA2, Class M2 3.039% (LIBOR 1 Month + 2.60%), 12/25/27(d)		1,046	1,053,336
Series 2015-DNA3, Class M3 5.139% (LIBOR 1 Month + 4.70%), 4/25/28(d)		281	283,393
Series 2015-HQ1, Class M2 2.639% (LIBOR 1 Month + 2.20%), 3/25/25(d)		410	411,863
Series 2015-HQA1, Class M2 3.089% (LIBOR 1 Month + 2.65%), 3/25/28(d)		770	776,492
Series 2015-HQA2, Class M2 3.233% (LIBOR 1 Month + 2.80%), 5/25/28(d)		294	297,879
Series 2015-HQA2, Class M3 5.233% (LIBOR 1 Month + 4.80%), 5/25/28(d)		276	275,909
Series 2016-DNA1, Class M3 5.983% (LIBOR 1 Month + 5.55%), 7/25/28(d)		324	338,994
Series 2016-HQA1, Class M3 6.789% (LIBOR 1 Month + 6.35%), 9/25/28(d)		310	331,499
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.639% (LIBOR 1 Month + 1.20%), 7/25/24(d)		224	223,732
Series 2014-C04, Class 1M2 5.339% (LIBOR 1 Month + 4.90%), 11/25/24(d)		528	542,458

30	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 2M2 5.439% (LIBOR 1 Month + 5.00%), 11/25/24(d)	U.S.$	195	$201,267
Series 2015-C01, Class 1M2 4.739% (LIBOR 1 Month + 4.30%), 2/25/25(d)		450	457,791
Series 2015-C01, Class 2M2 4.989% (LIBOR 1 Month + 4.55%), 2/25/25(d)		639	648,608
Series 2015-C02, Class 1M2 4.439% (LIBOR 1 Month + 4.00%), 5/25/25(d)		571	567,083
Series 2015-C02, Class 2M2 4.439% (LIBOR 1 Month + 4.00%), 5/25/25(d)		445	444,914
Series 2015-C03, Class 1M1 1.939% (LIBOR 1 Month + 1.50%), 7/25/25(d)		323	322,304
Series 2015-C03, Class 1M2 5.439% (LIBOR 1 Month + 5.00%), 7/25/25(d)		691	710,445
Series 2015-C03, Class 2M2 5.439% (LIBOR 1 Month + 5.00%), 7/25/25(d)		679	686,834
Series 2015-C04, Class 1M2 6.139% (LIBOR 1 Month + 5.70%), 4/25/28(d)		204	213,617
Series 2015-C04, Class 2M2 5.989% (LIBOR 1 Month + 5.55%), 4/25/28(d)		620	641,787
Series 2016-C01, Class 1M2 7.189% (LIBOR 1 Month + 6.75%), 8/25/28(d)		432	474,454
Series 2016-C01, Class 2M2 7.389% (LIBOR 1 Month + 6.95%), 8/25/28(d)		446	491,349
Series 2016-C02, Class 1M2 6.435% (LIBOR 1 Month + 6.00%), 9/25/28(d)		505	539,915
Series 2016-C03, Class 1M2 5.739% (LIBOR 1 Month + 5.30%), 10/25/28(d)		86	88,658
Series 2016-C03, Class 2M2 6.339% (LIBOR 1 Month + 5.90%), 10/25/28(d)		414	430,347

AB BOND INFLATION STRATEGY •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 3.189% (LIBOR 1 Month + 2.75%), 11/25/25(b)(d)	U.S.$	222	$222,492
Series 2015-WF1, Class 2M1 3.289% (LIBOR 1 Month + 2.85%), 11/25/25(d)(f)		282	281,947

			15,225,386

Agency Floating Rate – 0.4%
Federal Home Loan Mortgage Corp. REMICs Series 3311, Class IE 5.977% (LIBOR 1 Month + 6.41%), 5/15/37(d)(h)		1,837	385,262
Federal National Mortgage Association REMICs Series 2015-66, Class AS 5.81% (LIBOR 1 Month + 6.25%), 9/25/45(d)(h)		2,460	484,600
Series 2016-19, Class SA 5.661% (LIBOR 1 Month + 6.10%), 4/25/46(d)(h)		2,249	386,638

			1,256,500

Total Collateralized Mortgage Obligations (cost $16,188,241)			16,481,886

CORPORATES – NON-INVESTMENT GRADE – 3.4%
Industrial – 1.9%
Basic – 0.1%
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		124	117,180
Novelis, Inc. 8.375%, 12/15/17		90	91,688

			208,868

Capital Goods – 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20		330	342,375
Sealed Air Corp. 5.25%, 4/01/23(b)		331	349,619

			691,994

Communications - Media – 0.1%
CSC Holdings LLC 8.625%, 2/15/19		146	162,060

32	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.5%
Numericable-SFR SA 5.375%, 5/15/22(b)	EUR	231	$274,492
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	1,000	915,000
Wind Acquisition Finance SA 4.75%, 7/15/20(b)		340	324,530

			1,514,022

Consumer Cyclical - Automotive – 0.0%
Dana Holding Corp. 6.00%, 9/15/23		147	148,470

Consumer Cyclical - Other – 0.3%
International Game Technology PLC 6.25%, 2/15/22(b)		360	366,372
KB Home 4.75%, 5/15/19		345	346,725
MCE Finance Ltd. 5.00%, 2/15/21(b)		405	390,825

			1,103,922

Consumer Non-Cyclical – 0.1%
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(b)		385	321,621

Energy – 0.5%
Cenovus Energy, Inc. 3.00%, 8/15/22		33	29,602
5.70%, 10/15/19		159	164,865
DCP Midstream LLC 4.75%, 9/30/21(b)		405	368,550
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		350	253,292
ONEOK, Inc. 4.25%, 2/01/22		463	407,440
SM Energy Co. 6.50%, 1/01/23		41	37,515
Transocean, Inc. 6.50%, 11/15/20		370	305,020

			1,566,284

Technology – 0.1%
Advanced Micro Devices, Inc. 6.75%, 3/01/19		280	235,900

			5,953,141

AB BOND INFLATION STRATEGY •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 1.2%
Banking – 1.0%
Bank of America Corp. Series Z 6.50%, 10/23/24(c)	U.S.$	233	$245,232
Barclays Bank PLC 6.86%, 6/15/32(b)(c)		137	157,235
7.75%, 4/10/23		372	395,157
Credit Agricole SA 8.125%, 12/23/25(b)(c)		260	269,811
HBOS Capital Funding LP 4.939%, 5/23/16(c)	EUR	951	1,088,942
Intesa Sanpaolo SpA 5.017%, 6/26/24(b)	U.S.$	689	648,452
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(c)		100	93,450
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(b)		29	30,665
Societe Generale SA 5.922%, 4/05/17(b)(c)		115	116,150
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(b)		325	337,569

			3,382,663

Finance – 0.2%
AerCap Aviation Solutions BV 6.375%, 5/30/17		200	207,500
International Lease Finance Corp. 5.875%, 4/01/19		294	315,315
Navient Corp. 7.25%, 1/25/22		54	53,190

			576,005

			3,958,668

Utility – 0.2%
Electric – 0.2%
AES Corp./VA 7.375%, 7/01/21		377	432,608
NRG Energy, Inc. Series WI 6.25%, 5/01/24		287	279,825

			712,433

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(b)		391	394,910

Total Corporates – Non-Investment Grade (cost $11,629,665)			11,019,152

34	• AB BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – TREASURIES – 0.8%
Brazil – 0.8%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17-1/01/27 (cost $3,103,890)	BRL	10,530	$2,778,817

GOVERNMENTS – SOVEREIGN AGENCIES – 0.6%
Brazil – 0.2%
Petrobras Global Finance BV 5.75%, 1/20/20	U.S.$	693	635,827

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		292	238,710

Israel – 0.2%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(b)		620	662,625

United Kingdom – 0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(c)		345	321,713

Total Governments – Sovereign Agencies (cost $1,953,482)			1,858,875

QUASI-SOVEREIGNS – 0.5%
Quasi-Sovereign Bonds – 0.5%
Chile – 0.3%
Corp Nacional del Cobre de Chile 4.50%, 9/16/25(b)		575	600,635
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(b)		358	378,186

			978,821

Mexico – 0.1%
Petroleos Mexicanos 3.50%, 7/18/18		256	258,304

South Korea – 0.1%
Korea National Oil Corp. 3.125%, 4/03/17(b)		450	457,186

Total Quasi-Sovereigns (cost $1,627,823)			1,694,311

AB BOND INFLATION STRATEGY •	35

Portfolio of Investments

Company		Shares	U.S. $ Value

COMMON STOCKS – 0.1%
Financials – 0.1%
Insurance – 0.1%
Mt Logan Re Ltd. (Preference Shares)(i)(j)(k) (cost $500,000)		500	$505,856

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.1%
Mexico – 0.1%
Mexico Government International Bond Series E 5.95%, 3/19/19 (cost $186,081)	U.S.$	168	187,740

EMERGING MARKETS – CORPORATE BONDS – 0.1%
Industrial – 0.1%
Capital Goods – 0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(b)		426	144,840

Consumer Non-Cyclical – 0.0%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(f)(l)		655	23,580

Total Emerging Markets – Corporate Bonds (cost $789,153)			168,420

		Shares
PREFERRED STOCKS – 0.0%
Financial Institutions – 0.0%
Insurance – 0.0%
Allstate Corp. (The) 5.10%, 1/15/53 (cost $52,500)		2,100	54,705

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.36%(m)(n) (cost $2,802,118)		2,802,118	2,802,118

Total Investments – 137.0% (cost $440,614,127)			446,133,169
Other assets less liabilities – (37.0)%			(120,513,853)

Net Assets – 100.0%			$325,619,316

36	• AB BOND INFLATION STRATEGY

Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	31	June 2016	$3,505,991	$3,438,240	$(67,751)
U.S. T-Note 5 Yr (CBT) Futures	50	June 2016	6,025,465	6,045,703	20,238
U.S. Ultra Bond (CBT) Futures	3	June 2016	521,802	514,031	(7,771)

Sold Contracts
Euro-BOBL Futures	82	June 2016	12,351,190	12,286,047	65,143
U.S. T-Note 10 Yr (CBT) Futures	39	June 2016	5,086,157	5,072,437	13,720

					$23,579

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	1,083	EUR	958	5/13/16	$13,529
Deutsche Bank AG	MYR	5,124	USD	1,314	7/15/16	8,091
Goldman Sachs Bank USA	USD	1,369	EUR	1,214	5/13/16	21,423
Goldman Sachs Bank USA	CAD	2,099	USD	1,596	6/23/16	(76,562)
Goldman Sachs Bank USA	BRL	5,150	USD	1,120	1/04/17	(273,428)
HSBC Bank USA	USD	808	INR	54,421	7/15/16	1,346
JPMorgan Chase Bank	BRL	5,045	USD	1,462	5/03/16	(4,910)
JPMorgan Chase Bank	USD	1,426	BRL	5,045	5/03/16	40,543
JPMorgan Chase Bank	GBP	1,430	USD	2,046	5/12/16	(43,854)
JPMorgan Chase Bank	EUR	1,337	USD	1,484	5/13/16	(46,781)
JPMorgan Chase Bank	BRL	5,045	USD	1,414	6/02/16	(38,500)
JPMorgan Chase Bank	USD	1,655	MXN	29,277	6/17/16	38,851
Morgan Stanley Capital Services, Inc.	BRL	533	USD	150	5/03/16	(4,925)
Morgan Stanley Capital Services, Inc.	USD	154	BRL	533	5/03/16	518
Morgan Stanley Capital Services, Inc.	EUR	741	USD	818	5/13/16	(30,963)
Standard Chartered Bank	BRL	4,513	USD	1,241	5/03/16	(71,035)
Standard Chartered Bank	USD	1,308	BRL	4,513	5/03/16	4,392
Standard Chartered Bank	TWD	83,246	USD	2,556	5/20/16	(20,505)
State Street Bank & Trust Co.	EUR	2,178	USD	2,368	5/13/16	(126,869)
State Street Bank & Trust Co.	SGD	3,660	USD	2,703	7/15/16	(14,836)

						$(624,475)

AB BOND INFLATION STRATEGY •	37

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	2.79%	$3,955	$(242,470)	$(94,511)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)	2.79	3,168	(194,212)	(126,973)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.80	18,250	(149,530)	62,517

				$(586,212)	$(158,967)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	AUD	22,680	3/11/17	2.140%	3 Month BBSW	$(2,504)
Morgan Stanley & Co., LLC/(CME Group)		$23,060	5/18/17	0.811%	3 Month LIBOR	(62,698)
Morgan Stanley & Co., LLC/(CME Group)	AUD	19,500	6/09/17	2.218%	3 Month BBSW	(21,990)
Morgan Stanley & Co., LLC/(CME Group)		14,040	10/30/17	1.915%	3 Month BBSW	17,959
Morgan Stanley & Co., LLC/(CME Group)		13,790	4/27/18	2.213%	3 Month BBSW	(38,467)
Morgan Stanley & Co., LLC/(CME Group)	CAD	31,330	4/28/18	1.010%	3 Month CDOR	7,281
Morgan Stanley & Co., LLC/(CME Group)	NZD	13,640	4/28/18	2.250%	3 Month BKBM	801
Morgan Stanley & Co., LLC/(CME Group)		$6,980	10/31/19	3 Month LIBOR	1.747%	161,668
Morgan Stanley & Co., LLC/(CME Group)	GBP	5,640	6/05/20	6 Month LIBOR	1.651%	228,954

38	• AB BOND INFLATION STRATEGY

Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		$6,420	8/11/20	3 Month LIBOR	1.712%	$161,692
Morgan Stanley & Co., LLC/(CME Group)		8,020	4/27/21	3 Month LIBOR	1.341%	37,121
Morgan Stanley & Co., LLC/(CME Group)		2,610	1/14/24	2.980%	3 Month LIBOR	(304,590)
Morgan Stanley & Co., LLC/(CME Group)		2,300	2/14/24	2.889%	3 Month LIBOR	(244,976)
Morgan Stanley & Co., LLC/(CME Group)		3,280	4/28/24	2.817%	3 Month LIBOR	(320,835)
Morgan Stanley & Co., LLC/(CME Group)		4,670	5/06/24	2.736%	3 Month LIBOR	(482,730)
Morgan Stanley & Co., LLC/(CME Group)		1,890	5/29/24	3 Month LIBOR	2.628%	176,301
Morgan Stanley & Co., LLC/(CME Group)		3,330	7/02/24	2.632%	3 Month LIBOR	(306,467)
Morgan Stanley & Co., LLC/(CME Group)		2,370	7/10/24	2.674%	3 Month LIBOR	(225,538)
Morgan Stanley & Co., LLC/(CME Group)	AUD	3,450	3/11/25	6 Month BBSW	2.973%	79,809
Morgan Stanley & Co., LLC/(CME Group)	NZD	3,560	6/09/25	3 Month BKBM	4.068%	258,042
Morgan Stanley & Co., LLC/(CME Group)	AUD	2,110	6/09/25	6 Month BBSW	3.384%	108,319
Morgan Stanley & Co., LLC/(CME Group)		$1,160	6/09/25	2.488%	3 Month LIBOR	(95,968)
Morgan Stanley & Co., LLC/(CME Group)		3,830	8/04/25	2.293%	3 Month LIBOR	(233,569)
Morgan Stanley & Co., LLC/(CME Group)		1,490	11/10/35	2.631%	3 Month LIBOR	(152,660)
Morgan Stanley & Co., LLC/(CME Group)	GBP	520	6/05/45	2.396%	6 Month LIBOR	(116,855)
Morgan Stanley & Co., LLC/(CME Group)		$490	8/06/45	2.692%	3 Month LIBOR	(57,992)
Morgan Stanley & Co., LLC/(LCH Group)	NZD	30,550	6/09/17	3.368%	3 Month BKBM	(446,918)

						$(1,876,810)

AB BOND INFLATION STRATEGY •	39

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	7.88%	$280	$19,441	$14,439	$5,002
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	10.04	466	57,539	(17,950)	75,489
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	10.04	534	65,935	(21,328)	87,263

Sale Contracts
Bank of America, NA
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00	0.35	3,200	37,895	1,001	36,894
Credit Suisse International
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	1.05	123	(60)	(1,045)	985
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	1.05	49	(23)	(418)	395
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	1.05	50	(25)	(422)	397
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	1.05	72	(34)	(545)	511
Deutsche Bank AG
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00	0.94	440	(141)	(4,291)	4,150

				$180,527	$(30,559)	$211,086

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$2,570	7/15/19	1.370%	CPI#	$13,640
Barclays Bank PLC	20,750	7/15/20	1.527%	CPI#	63,072
Barclays Bank PLC	6,950	1/15/21	1.490%	CPI#	21,827
Deutsche Bank AG	3,460	7/15/18	1.440%	CPI#	3,210
JPMorgan Chase Bank, NA	8,710	1/15/20	1.795%	CPI#	(69,482)

					$32,267

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

40	• AB BOND INFLATION STRATEGY

Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	$1,100	2/21/42	2.813%	3 Month LIBOR	$(152,237)
Morgan Stanley Capital Services LLC	830	3/06/42	2.804%	3 Month LIBOR	(112,683)

					$(264,920)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2016
HSBC Bank USA	0.36%	2/02/18	$6,112,090
HSBC Bank USA	0.36%	3/14/18	2,464,006
HSBC Bank USA	0.56%	7/19/16	10,257,110
HSBC Bank USA	0.56%	7/20/16	36,303,388
HSBC Bank USA	0.58%	7/11/16	21,750,881
HSBC Bank USA	0.64%	7/18/16	20,205,169
JPMorgan Chase Bank	0.54%	7/18/16	15,943,108
JPMorgan Chase Bank	0.59%	7/14/16	14,097,109

			$127,132,861

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate market value of these securities amounted to $46,596,235 or 14.3% of net assets.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Floating Rate Security. Stated interest rate was in effect at April 30, 2016.

(e)	Variable rate coupon, rate shown as of April 30, 2016.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.19% of net assets as of April 30, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.936%, 7/25/25	7/27/15	$306,733	$302,984	0.09%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/27/14	363,153	23,580	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 3.289%, 11/25/25	9/28/15	281,881	281,947	0.09%

(g)	Fair valued by the Adviser.

(h)	IO – Interest Only

(i)	Effective prepayment date of April 2017.

(j)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

AB BOND INFLATION STRATEGY •	41

Portfolio of Investments

(k)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$500,000	$505,856	0.16%

(l)	Security is in default and is non-income producing.

(m)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

MXN – Mexican Peso

MYR – Malaysian Ringgit

NZD – New Zealand Dollar

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

INTRCONX – Inter-Continental Exchange

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

42	• AB BOND INFLATION STRATEGY

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2016 (unaudited)

Assets
Investments in securities, at value
Investments in securities, at value (cost $437,812,009)	$443,331,051
Affiliated issuers (cost $2,802,118)	2,802,118
Cash	27,272
Cash collateral due from broker	1,295,930
Foreign currencies, at value (cost $29,255)	32,036
Receivable for investment securities sold	22,375,355
Interest and dividends receivable	1,411,907
Receivable for capital stock sold	263,176
Unrealized appreciation on credit default swaps	211,086
Unrealized appreciation on forward currency exchange contracts	128,693
Unrealized appreciation on inflation swaps	101,749
Receivable for variation margin on exchange-traded derivatives	22,115
Upfront premium paid on credit default swaps	15,440
Receivable for newly entered centrally cleared interest rate swaps	11,899

Total assets	472,029,827

Liabilities
Payable for reverse repurchase agreements	127,132,861
Payable for investment securities purchased	17,599,904
Unrealized depreciation on forward currency exchange contracts	753,168
Unrealized depreciation on interest rate swaps	264,920
Payable for capital stock redeemed	245,833
Unrealized depreciation on inflation swaps	69,482
Payable for variation margin on exchange-traded derivatives	43,782
Upfront premium received on credit default swaps	45,999
Advisory fee payable	41,089
Distribution fee payable	25,111
Administrative fee payable	15,286
Transfer Agent fee payable	13,848
Payable for terminated centrally cleared interest rate swaps	11,090
Payable for newly entered centrally cleared interest rate swaps	22,523
Accrued expenses	125,615

Total liabilities	146,410,511

Net Assets	$325,619,316

Composition of Net Assets
Capital stock, at par	$304,332
Additional paid-in capital	334,212,339
Undistributed net investment income	297,868
Accumulated net realized loss on investment and foreign currency transactions	(12,054,078)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,858,855

$325,619,316

See notes to financial statements.

AB BOND INFLATION STRATEGY •	43

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$12,116,336	1,124,542	$10.77	*

C	$2,534,411	239,639	$10.58

Advisor	$19,754,548	1,828,463	$10.80

R	$176,801	16,412	$10.77

K	$1,763,071	163,863	$10.76

I	$293,078	27,330	$10.72

1	$235,595,693	22,041,158	$10.69

2	$43,102,876	4,032,309	$10.69

Z	$10,282,502	959,449	$10.72

*	The maximum offering price per share for Class A shares was $11.25 which reflects a sales charge of 4.25%.

See notes to financial statements.

44	• AB BOND INFLATION STRATEGY

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2016 (unaudited)

Investment Income
Interest	$1,472,763
Dividends
Unaffiliated issuers	37,849
Affiliated issuers	7,558
Other income	405	$1,518,575

Expenses
Advisory fee (see Note B)	822,083
Distribution fee—Class A	17,505
Distribution fee—Class C	12,846
Distribution fee—Class R	77
Distribution fee—Class K	1,983
Distribution fee—Class 1	120,353
Transfer agency—Class A	15,058
Transfer agency—Class C	3,227
Transfer agency—Advisor Class	22,008
Transfer agency—Class R	40
Transfer agency—Class K	1,587
Transfer agency—Class I	167
Transfer agency—Class 1	16,931
Transfer agency—Class 2	3,164
Transfer agency—Class Z	740
Registration fees	101,164
Custodian	99,519
Audit and tax	42,129
Printing	32,571
Administrative	23,672
Legal	20,095
Directors’ fees	9,746
Miscellaneous	9,084

Total expenses before interest expense	1,375,749
Interest expense	300,288

Total expenses	1,676,037
Less: expenses waived and reimbursed by the Adviser (see Note B)	(400,902)

Net expenses		1,275,135

Net investment income		243,440

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(957,593)
Futures		(664,789)
Options written		9,888
Swaps		(75,327)
Foreign currency transactions		449,089
Net change in unrealized appreciation/depreciation of:
Investments		14,196,354
Futures		209,965
Options written		(6,744)
Swaps		(88,324)
Foreign currency denominated assets and liabilities		(724,743)

Net gain on investment and foreign currency transactions		12,347,776

Net Increase in Net Assets from Operations		$12,591,216

See notes to financial statements.

AB BOND INFLATION STRATEGY •	45

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$243,440	$3,460,793
Net realized loss on investment transactions and foreign currency transactions	(1,238,732)	(2,331,606)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	13,586,508	(8,188,466)

Net increase (decrease) in net assets from operations	12,591,216	(7,059,279)
Dividends to Shareholders from
Net investment income
Class A	(90,401)	(135,111)
Class C	(15,123)	(18,189)
Advisor Class	(134,000)	(203,846)
Class R	(141)	(1,105)
Class K	(10,836)	(20,282)
Class I	(2,019)	(7,362)
Class 1	(1,875,559)	(3,672,680)
Class 2	(365,877)	(556,237)
Class Z(a)	(56,405)	(14,356)
Capital Stock Transactions
Net decrease	(19,124,328)	(28,377,535)

Total decrease	(9,083,473)	(40,065,982)
Net Assets
Beginning of period	334,702,789	374,768,771

End of period (including undistributed net investment income of $297,868 and $2,604,789, respectively)	$325,619,316	$334,702,789

(a)	Commenced distributions on December 11, 2014.

See notes to financial statements.

46	• AB BOND INFLATION STRATEGY

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 2016 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$12,591,216
Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Increase in interest and dividends receivable	$(141,908)
Increase in receivable for investments sold	(22,155,485)
Net accretion of bond discount and amortization of bond premium	450,787
Inflation index adjustment	1,403,276
Increase in payable for investments purchased	17,431,499
Decrease in accrued expenses	(74,095)
Increase in cash collateral due from broker	(75,475)
Purchases of long-term investments	(102,121,426)
Purchases of short-term investments	(96,972,931)
Proceeds from disposition of long-term investments	95,945,738
Proceeds from disposition of short-term investments	105,295,969
Payments from options written, net	(187)
Payments on swaps, net	(46,517)
Payments for exchange-traded derivatives settlements	(1,012,133)
Net realized loss on investment transactions and foreign currency transactions	1,238,732
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(13,586,508)

Total adjustments		(14,420,664)

Net decrease in cash from operating activities		$(1,829,448)

Financing Activities:
Redemptions of capital stock, net	(20,606,274)
Decrease in due to custodian	(94,834)
Cash dividends paid (net of dividend reinvestments)*	(412,197)
Increase in reverse repurchase agreements	13,757,172

Net decrease in cash from financing activities		(7,356,133)
Effect of exchange rate on cash		539,052

Net increase in cash		(8,646,529)
Net change in cash
Cash at beginning of period		8,705,837

Cash at end of period		$59,308

* Reinvestment of dividends	$2,138,164
Supplemental disclosure of cash flow information:
Interest expense paid during the period	$284,111

In accordance with U.S. GAAP, the Strategy has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

AB BOND INFLATION STRATEGY •	47

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio, the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio, the AB High Yield Portfolio and the AB Income Fund. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. The AB Income Fund commenced operations on April 21, 2016. This report relates only to the AB Bond Inflation Strategy Portfolio (the “Strategy”). The Strategy has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Effective December 11, 2014, the Strategy commenced offering of Class Z shares. Class B shares are not currently offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

48	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s

AB BOND INFLATION STRATEGY •	49

Notes to Financial Statements

financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

50	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$283,077,408	$	– 0	–	$283,077,408
Corporates – Investment Grade		– 0	–	61,228,103		– 0	–	61,228,103
Commercial Mortgage-Backed Securities		– 0	–	25,920,036		8,088,555		34,008,591
Asset-Backed Securities		– 0	–	29,008,871		1,258,316		30,267,187

AB BOND INFLATION STRATEGY •	51

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Collateralized Mortgage Obligations	$	– 0	–	$16,481,886		$	– 0	–	$16,481,886
Corporates – Non-Investment Grade		– 0	–	11,019,152			– 0	–	11,019,152
Emerging Markets – Treasuries		– 0	–	2,778,817			– 0	–	2,778,817
Governments – Sovereign Agencies		– 0	–	1,858,875			– 0	–	1,858,875
Quasi-Sovereigns		– 0	–	1,694,311			– 0	–	1,694,311
Common Stocks		– 0	–	– 0	–		505,856		505,856
Governments – Sovereign Bonds		– 0	–	187,740			– 0	–	187,740
Emerging Markets – Corporate Bonds		– 0	–	168,420			– 0	–	168,420
Preferred Stocks		54,705		– 0	–		– 0	–	54,705
Short-Term Investments		2,802,118		– 0	–		– 0	–	2,802,118

Total Investments in Securities		2,856,823		433,423,619			9,852,727		446,133,169
Other Financial Instruments(a):
Assets:
Futures		99,101		– 0	–		– 0	–	99,101	(b)
Forward Currency Exchange Contracts		– 0	–	128,693			– 0	–	128,693
Centrally Cleared Credit Default Swaps		– 0	–	62,517			– 0	–	62,517	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	1,237,947			– 0	–	1,237,947	(b)
Credit Default Swaps		– 0	–	211,086			– 0	–	211,086
Inflation (CPI) Swaps		– 0	–	101,749			– 0	–	101,749
Liabilities:
Futures		(75,522)		– 0	–		– 0	–	(75,522	)(b)
Forward Currency Exchange Contracts		– 0	–	(753,168)			– 0	–	(753,168)
Centrally Cleared Credit Default Swaps		– 0	–	(221,484)			– 0	–	(221,484	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(3,114,757)			– 0	–	(3,114,757	)(b)
Inflation (CPI) Swaps		– 0	–	(69,482)			– 0	–	(69,482)
Interest Rate Swaps		– 0	–	(264,920)			– 0	–	(264,920)

Total(c)		$2,880,402		$430,741,800			$9,852,727		$443,474,929

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

52	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage-Backed Securities		Asset-Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/15	$7,333,784		$3,725,747			$9,306,859
Accrued discounts/(premiums)	(8,105)		4			– 0	–
Realized gain (loss)	(78,339)		26			– 0	–
Change in unrealized appreciation/depreciation	(73,220)		(443)			– 0	–
Purchases/Payups	1,977,214		432,572			– 0	–
Sales/Paydowns	(1,062,779)		(201,030)			– 0	–
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	(2,698,560)			(9,306,859)

Balance as of 4/30/16	$8,088,555		$1,258,316		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/16(a)	$(101,460)		$(492)		$	– 0	–

	Common Stocks		Total
Balance as of 10/31/15	$530,735		$20,897,125
Accrued discounts/(premiums)	– 0	–	(8,101)
Realized gain (loss)	– 0	–	(78,313)
Change in unrealized appreciation/depreciation	(24,879)		(98,542)
Purchases/Payups	– 0	–	2,409,786
Sales/Paydowns	– 0	–	(1,263,809)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(12,005,419)

Balance as of 4/30/16	$505,856		$9,852,727	(b)

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/16(a)	$(24,879)		$(126,831)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	An amount of $12,005,419 was transferred out of Level 3 into Level 2 due to increase in observability of inputs during the reporting period.

As of April 30, 2016, all Level 3 securities were priced i) at net asset value, or ii) by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In

AB BOND INFLATION STRATEGY •	53

Notes to Financial Statements

particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

54	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average

AB BOND INFLATION STRATEGY •	55

Notes to Financial Statements

daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (“Expense Caps”) to ..75%, 1.50%, .50%, 1.00%, .75%, .50%, .60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. Prior to January 29, 2016, the Expense Cap was .80% of the daily average net assets for the Class A. This fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2017 and then may be extended for additional one-year terms. For the six months ended April 30, 2016, such reimbursement amounted to $400,902.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the six months ended April 30, 2016, the reimbursement for such services amounted to $23,672.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $25,631 for the six months ended April 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $101 from the sale of Class A shares and received $– 0 – and $– 0 – in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2016.

The Strategy may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2016 is as follows:

Market Value October 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2016 (000)	Dividend Income (000)
$ 2,524	$96,973	$96,695	$2,802	$8

56	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended April 30, 2016 amounted to $2,454, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares. .50% of the Strategy’s average daily net assets attributable to Class R shares .25% of the Strategy’s average daily net assets attributable to Class K shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $235,314, $16,061, $17,420 and $1,521,623 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$22,954,188	$20,604,970
U.S. government securities	79,167,238	67,798,338

AB BOND INFLATION STRATEGY •	57

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$9,194,252
Gross unrealized depreciation	(3,675,210)

Net unrealized appreciation	$5,519,042

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures

The Strategy may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

58	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2016, the Strategy held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2016, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Strategy may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategy may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options

AB BOND INFLATION STRATEGY •	59

Notes to Financial Statements

purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

During the six months ended April 30, 2016, the Strategy held written options for hedging and non-hedging purposes.

For the six months ended April 30, 2016, the Strategy had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/15	508,218,000			$10,075
Options written	281,394,000			12,553
Options assigned	(281,394,000)			(12,553)
Options expired	(508,218,000)			(10,075)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 04/30/16	– 0	–	$	– 0	–

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually

60	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Strategy enters into a centrally cleared swap, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as

AB BOND INFLATION STRATEGY •	61

Notes to Financial Statements

variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2016, the Strategy held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended April 30, 2016, the Strategy held inflation (CPI) swaps for hedging and non-hedging purposes.

62	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

Credit Default Swaps:

The Strategy may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Strategy, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Strategy may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Strategy receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Strategy is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Strategy will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Strategy for the same reference obligation with the same counterparty. As of April 30, 2016, the Strategy did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Strategy had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Strategy is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Strategy is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Strategy coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Strategy.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the

AB BOND INFLATION STRATEGY •	63

Notes to Financial Statements

agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2016, the Strategy held credit default swaps for hedging and non-hedging purposes.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

64	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

At April 30, 2016, the Strategy had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,337,048	*	Receivable/Payable for variation margin on exchange-traded derivatives	$3,190,279	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	62,517	*	Receivable/Payable for variation margin on exchange-traded derivatives	221,484	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	128,693		Unrealized depreciation on forward currency exchange contracts	753,168

Interest rate contracts				Unrealized depreciation on interest rate swaps	264,920

Interest rate contracts	Unrealized appreciation on inflation swaps	101,749		Unrealized depreciation on inflation swaps	69,482

Credit contracts	Unrealized appreciation on credit default swaps	211,086

Total		$1,841,093			$4,499,333

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(664,789)	$209,965

AB BOND INFLATION STRATEGY •	65

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(67,447)	$(814,706)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	9,888	(6,744)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	133,798	(272,973)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(209,125)	184,649

Total		$(797,675)	$(699,809)

The following table represents the average monthly volume of the Strategy’s derivative transactions during the six months ended April 30, 2016:

Futures:
Average original value of buy contracts	$13,225,911
Average original value of sale contracts	$22,850,573
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$8,177,429
Average principal amount of sale contracts	$26,529,775
Interest Rate Swaps:
Average notional amount	$1,930,000
Inflation Swaps:
Average notional amount	$60,227,143
Centrally Cleared Interest Rate Swaps:
Average notional amount	$177,894,141
Credit Default Swaps:
Average notional amount of buy contracts	$1,280,000
Average notional amount of sale contracts	$3,934,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$25,373,200

66	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategy as of April 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC**	$22,115		$(22,115)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$22,115		$(22,115)		$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$37,895	$	– 0	–	$	– 0	–	$	– 0	–		$37,895
Barclays Bank PLC	98,539		– 0	–		– 0	–		– 0	–		98,539
BNP Paribas SA	13,529		– 0	–		– 0	–		– 0	–		13,529
Citibank, NA	142,915		– 0	–		– 0	–		– 0	–		142,915
Deutsche Bank AG	11,301		(141)			– 0	–		– 0	–		11,160
Goldman Sachs Bank USA	21,423		(21,423)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	1,346		– 0	–		– 0	–		– 0	–		1,346
JPMorgan Chase Bank/JPMorgan Chase Bank, NA	79,394		(79,394)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	518		(518)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	4,392		(4,392)			– 0	–		– 0	–		– 0	–

Total	$411,252		$(105,868)		$	– 0	–	$	– 0	–		$305,384	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$3,657	$	– 0	–		$(3,657)		$	– 0	–	$	– 0	–
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC**	40,125		(22,115)			(18,010)			– 0	–		– 0	–

Total	$43,782		$(22,115)			$(21,667)		$	– 0	–	$	– 0	–

AB BOND INFLATION STRATEGY •	67

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Credit Suisse International	$142	$	– 0	–	$	– 0	–	$	– 0	–	$142
Deutsche Bank AG	141		(141)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	349,990		(21,423)			– 0	–		– 0	–	328,567
JPMorgan Chase Bank/JPMorgan Chase Bank, NA	203,527		(79,394)			– 0	–		– 0	–	124,133
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	300,808		(518)			– 0	–		– 0	–	300,290
Standard Chartered Bank	91,540		(4,392)			– 0	–		– 0	–	87,148
State Street Bank & Trust Co.	141,705		– 0	–		– 0	–		– 0	–	141,705

Total	$1,087,853		$(105,868)		$	– 0	–	$	– 0	–	$981,985	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Strategy may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

68	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

3. TBA and Dollar Rolls

The Strategy may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Strategy may enter into dollar rolls. Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the six months ended April 30, 2016, the Strategy had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

The Strategy may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Strategy sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Strategy enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Strategy is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Strategy in the event of a default. In the event of a default by a MRA counterparty, the Strategy may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2016, the average amount of reverse repurchase agreements outstanding was $85,176,253 and the daily weighted average interest rate was .69%. At April 30, 2016, the Strategy had reverse repurchase agreements outstanding in the amount of $127,132,861 as reported on the statement of assets and liabilities.

AB BOND INFLATION STRATEGY •	69

Notes to Financial Statements

The following table presents the Strategy’s RVP liabilities by counterparty net of the related collateral pledged by the Strategy as of April 30, 2016:

Counterparty	RVP Liabilities Subject to a MRA	Securities collateral pledged†*	Net Amount of RVP Liabilities
HSBC Bank USA	$97,092,644	$(97,092,644)	$	– 0	–
JP Morgan Chase	30,040,217	(30,040,217)		– 0	–

Total	$127,132,861	$(127,132,861)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015

Class A
Shares sold	80,992	169,441	$839,569	$1,801,811

Shares issued in reinvestment of dividends	7,838	11,466	80,808	120,842

Shares redeemed	(272,855)	(344,463)	(2,832,769)	(3,652,268)

Net decrease	(184,025)	(163,556)	$(1,912,392)	$(1,729,615)

Class C
Shares sold	10,646	44,035	$110,699	$461,102

Shares issued in reinvestment of dividends	1,214	1,497	12,327	15,586

Shares redeemed	(32,956)	(122,764)	(339,406)	(1,282,056)

Net decrease	(21,096)	(77,232)	$(216,380)	$(805,368)

Advisor Class
Shares sold	328,142	513,914	$3,426,734	$5,473,679

Shares issued in reinvestment of dividends	12,068	17,717	124,665	186,880

Shares redeemed	(265,641)	(273,750)	(2,762,415)	(2,917,777)

Net increase	74,569	257,881	$788,984	$2,742,782

70	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31, 2015	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015

Class R
Shares sold	14,461		2,736	$154,514	$29,226

Shares issued in reinvestment of dividends	14		104	141	1,105

Shares redeemed	– 0	–(a)	(22,219)	(2)	(237,039)

Net increase (decrease)	14,475		(19,379)	$154,653	$(206,708)

Class K
Shares sold	23,979		42,242	$251,648	$449,842

Shares issued in reinvestment of dividends	1,052		1,925	10,836	20,281

Shares redeemed	(16,191)		(95,208)	(167,740)	(1,009,773)

Net increase (decrease)	8,840		(51,041)	$94,744	$(539,650)

Class I
Shares sold	2,780		28,559	$28,637	$302,454

Shares issued in reinvestment of dividends	197		688	2,019	7,241

Shares redeemed	(1,182)		(82,025)	(12,445)	(865,824)

Net increase (decrease)	1,795		(52,778)	$18,211	$(556,129)

Class 1
Shares sold	1,471,788		3,177,028	$15,208,461	$33,474,332

Shares issued in reinvestment of dividends	149,869		276,081	1,533,156	2,888,583

Shares redeemed	(4,052,484)		(5,915,647)	(41,849,331)	(62,348,456)

Net decrease	(2,430,827)		(2,462,538)	$(25,107,714)	$(25,985,541)

Class 2
Shares sold	1,255,647		1,143,181	$12,973,160	$12,002,916

Shares issued in reinvestment of dividends	31,096		43,283	317,807	452,514

Shares redeemed	(1,204,585)		(1,654,114)	(12,411,112)	(17,603,900)

Net increase (decrease)	82,158		(467,650)	$879,855	$(5,148,470)

AB BOND INFLATION STRATEGY •	71

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015

Class Z(b)
Shares sold	670,385	407,576	$6,999,691	$4,264,298

Shares issued in reinvestment of dividends	5,503	1,367	56,405	14,242

Shares redeemed	(84,669)	(40,713)	(880,385)	(427,376)

Net increase	591,219	368,230	$6,175,711	$3,851,164

(a)	Amount is less than one share.

(b)	Commenced distributions on December 11, 2014.

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. The risk is significantly greater for fixed-income securities with longer maturities. Although the Strategy invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to

72	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Leverage Risk—When the Strategy borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

AB BOND INFLATION STRATEGY •	73

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the six months ended April 30, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$4,629,168	$7,646,805

Total taxable distributions	$4,629,168	$7,646,805

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,563,654
Accumulated capital and other losses	(10,535,991	)(a)
Unrealized appreciation/(depreciation)	(10,834,598	)(b)

Total accumulated earnings/(deficit)	$(18,806,935	)(c)

(a)	At October 31, 2015, the Strategy had a net capital loss carryforward of $10,535,991.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Strategy had a net short-term capital loss carryforward of $2,747,614 and a net long-term capital loss carryforward of $7,788,377, which may be carried forward for an indefinite period.

74	• AB BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Strategy in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Strategy in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Strategy’s financial statements through this date.

AB BOND INFLATION STRATEGY •	75

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.44	$ 10.77	$ 10.81	$ 11.36	$ 10.81	$ 10.53

Income From Investment Operations
Net investment income (loss)(a)(b)	(.00	)(c)	.08	.17	.09	.13	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40	(.31)	(.04)	(.57)	.56	.21

Net increase (decrease) in net asset value from operations	.40	(.23)	.13	(.48)	.69	.59

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.10)	(.17)	(.07)	(.14)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–

Total dividends and distributions	(.07)	(.10)	(.17)	(.07)	(.14)	(.31)

Net asset value, end of period	$ 10.77	$ 10.44	$ 10.77	$ 10.81	$ 11.36	$ 10.81

Total Return
Total investment return based on net asset value(d)	3.87%	(2.18)%	1.16%	(4.23)%	6.41%	5.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,116	$13,660	$15,860	$23,358	$17,627	$9,732
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.96	%^	.88%	.81%	.80%	.81%	.78%
Expenses, before waivers/reimbursements(e)	1.40	%^	1.36%	1.15%	1.18%	1.25%	1.87%
Net investment income (loss)(b)	(.06	)%^	.75%	1.57%	.80%	1.20%	3.59%
Portfolio turnover rate**	20%	51%	77%	93%	32%	38%

See footnote summary on pages 84-85.

76	• AB BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.27	$ 10.64	$ 10.71	$ 11.28	$ 10.78	$ 10.50

Income From Investment Operations
Net investment income (loss)(a)(b)	(.04)	.00	(c)	.07	.00	(c)	.04	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41	(.31)	(.01)	(.56)	.56	.22

Net increase (decrease) in net asset value from operations	.37	(.31)	.06	(.56)	.60	.52

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.06)	(.13)	(.01)	(.10)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–

Total dividends and distributions	(.06)	(.06)	(.13)	(.01)	(.10)	(.24)

Net asset value, end of period	$ 10.58	$ 10.27	$ 10.64	$ 10.71	$ 11.28	$ 10.78

Total Return
Total investment return based on net asset value(d)	3.62%	(2.93)%	.50%	(4.98)%	5.61%	5.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,534	$2,679	$3,596	$5,845	$7,991	$6,782
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.68	%^	1.58%	1.51%	1.51%	1.51%	1.49%
Expenses, before waivers/reimbursements(e)	2.14	%^	2.07%	1.86%	1.86%	1.96%	2.84%
Net investment income (loss)(b)	(.77	)%^	.06%	.70%	.01%	.39%	2.82%
Portfolio turnover rate**	20%	51%	77%	93%	32%	38%

See footnote summary on pages 84-85.

AB BOND INFLATION STRATEGY •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.46	$ 10.79	$ 10.82	$ 11.39	$ 10.83	$ 10.55

Income From Investment Operations
Net investment income(a)(b)	.01	.13	.19	.06	.16	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41	(.33)	(.03)	(.52)	.56	.24

Net increase (decrease) in net asset value from operations	.42	(.20)	.16	(.46)	.72	.63

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.13)	(.19)	(.11)	(.16)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–

Total dividends and distributions	(.08)	(.13)	(.19)	(.11)	(.16)	(.35)

Net asset value, end of period	$ 10.80	$ 10.46	$ 10.79	$ 10.82	$ 11.39	$ 10.83

Total Return
Total investment return based on net asset value(d)	4.01%	(1.90)%	1.50%	(4.06)%	6.69%	6.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,755	$18,343	$16,144	$7,969	$5,499	$2,325
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.68	%^	.58%	.52%	.51%	.51%	.49%
Expenses, before waivers/reimbursements(e)	1.13	%^	1.06%	.86%	.87%	.95%	1.80%
Net investment income(b)	.27	%^	1.23%	1.77%	.54%	1.52%	3.70%
Portfolio turnover rate**	20%	51%	77%	93%	32%	38%

See footnote summary on pages 84-85.

78	• AB BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.44	$ 10.78	$ 10.81	$ 11.34	$ 10.79	$ 10.50

Income From Investment Operations
Net investment income (loss)(a)(b)	.02	(.08)	.14	.06	.11	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38	(.19)	(.02)	(.57)	.55	.15

Net increase (decrease) in net asset value from operations	.40	(.27)	.12	(.51)	.66	.58

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.07)	(.15)	(.02)	(.11)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–

Total dividends and distributions	(.07)	(.07)	(.15)	(.02)	(.11)	(.29)

Net asset value, end of period	$ 10.77	$ 10.44	$ 10.78	$ 10.81	$ 11.34	$ 10.79

Total Return
Total investment return based on net asset value(d)	3.86%	(2.49)%	1.10%	(4.51)%	6.18%	5.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$177	$20	$230	$209	$539	$488
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.18	%^	1.06%	1.01%	1.01%	1.01%	.98%
Expenses, before waivers/reimbursements(e)	1.77	%^	1.50%	1.40%	1.44%	1.60%	2.16%
Net investment income (loss)(b)	.39	%^	(.68)%	1.26%	.49%	.98%	4.16%
Portfolio turnover rate**	20%	51%	77%	93%	32%	38%

See footnote summary on pages 84-85.

AB BOND INFLATION STRATEGY •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.42	$ 10.77	$ 10.80	$ 11.35	$ 10.79	$ 10.50

Income From Investment Operations
Net investment income(a)(b)	.00	(c)	.07	.17	.09	.13	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41	(.31)	(.03)	(.57)	.57	.31

Net increase (decrease) in net asset value from operations	.41	(.24)	.14	(.48)	.70	.59

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.11)	(.17)	(.07)	(.14)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–

Total dividends and distributions	(.07)	(.11)	(.17)	(.07)	(.14)	(.30)

Net asset value, end of period	$ 10.76	$ 10.42	$ 10.77	$ 10.80	$ 11.35	$ 10.79

Total Return
Total investment return based on net asset value(d)	3.99%	(2.24)%	1.31%	(4.26)%	6.51%	5.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,763	$1,616	$2,219	$1,981	$2,007	$566
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.93	%^	.83%	.76%	.76%	.77%	.75%
Expenses, before waivers/reimbursements(e)	1.34	%^	1.17%	1.07%	1.12%	1.27%	2.39%
Net investment income(b)	.03	%^	.70%	1.57%	.80%	1.19%	2.76%
Portfolio turnover rate**	20%	51%	77%	93%	32%	38%

See footnote summary on pages 84-85.

80	• AB BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.38	$ 10.73	$ 10.77	$ 11.33	$ 10.78	$ 10.51

Income From Investment Operations
Net investment income (loss)(a)(b)	.01	(.06)	.22	.10	.18	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41	(.14)	(.06)	(.55)	.53	.36

Net increase (decrease) in net asset value from operations	.42	(.20)	.16	(.45)	.71	.63

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.15)	(.20)	(.11)	(.16)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–

Total dividends and distributions	(.08)	(.15)	(.20)	(.11)	(.16)	(.36)

Net asset value, end of period	$ 10.72	$ 10.38	$ 10.73	$ 10.77	$ 11.33	$ 10.78

Total Return
Total investment return based on net asset value(d)	4.06%	(1.88)%	1.52%	(4.00)%	6.65%	6.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$293	$265	$841	$2,631	$267	$76
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.68	%^	.57%	.51%	.50%	.52%	.50%
Expenses, before waivers/reimbursements(e)	1.01	%^	.76%	.69%	.83%	.95%	1.91%
Net investment income (loss)(b)	.28	%^	(.50)%	2.06%	1.10%	1.54%	3.67%
Portfolio turnover rate**	20%	51%	77%	93%	32%	38%

See footnote summary on pages 84-85.

AB BOND INFLATION STRATEGY •	81

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.35	$ 10.71	$ 10.76	$ 11.33	$ 10.78	$ 10.51

Income From Investment Operations
Net investment income(a)(b)	.01	.10	.19	.12	.16	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41	(.32)	(.04)	(.58)	.55	.28

Net increase (decrease) in net asset value from operations	.42	(.22)	.15	(.46)	.71	.62

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.14)	(.20)	(.11)	(.16)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–

Total dividends and distributions	(.08)	(.14)	(.20)	(.11)	(.16)	(.35)

Net asset value, end of period	$ 10.69	$ 10.35	$ 10.71	$ 10.76	$ 11.33	$ 10.78

Total Return
Total investment return based on net asset value(d)	4.07%	(2.04)%	1.38%	(4.08)%	6.63%	6.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$235,596	$253,402	$288,565	$315,187	$193,864	$105,201
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.78	%^	.68%	.61%	.60%	.61%	.58%
Expenses, before waivers/reimbursements(e)	1.00	%^	.87%	.77%	.81%	.96%	1.20%
Net investment income(b)	.14	%^	.98%	1.75%	1.05%	1.41%	3.24%
Portfolio turnover rate**	20%	51%	77%	93%	32%	38%

See footnote summary on pages 84-85.

82	• AB BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.35	$ 10.71	$ 10.75	$ 11.33	$ 10.77	$ 10.51

Income From Investment Operations
Net investment income(a)(b)	.01	.11	.20	.12	.14	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41	(.32)	(.03)	(.58)	.59	.23

Net increase (decrease) in net asset value from operations	.42	(.21)	.17	(.46)	.73	.62

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.15)	(.21)	(.12)	(.17)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	– 0	–	– 0	–

Total dividends and distributions	(.08)	(.15)	(.21)	(.12)	(.17)	(.36)

Net asset value, end of period	$ 10.69	$ 10.35	$ 10.71	$ 10.75	$ 11.33	$ 10.77

Total Return
Total investment return based on net asset value(d)	4.09%	(1.95)%	1.55%	(4.06)%	6.80%	6.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,103	$40,897	$47,314	$46,554	$47,200	$16,550
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.68	%^	.58%	.51%	.51%	.51%	.49%
Expenses, before waivers/reimbursements(e)	.90	%^	.77%	.67%	.71%	.86%	1.84%
Net investment income(b)	.24	%^	1.09%	1.87%	1.05%	1.36%	3.73%
Portfolio turnover rate**.	20%	51%	77%	93%	32%	38%

See footnote summary on pages 84-85.

AB BOND INFLATION STRATEGY •	83

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2016 (unaudited)		December 11, 2014(f) to October 31, 2015

Net asset value, beginning of period	$ 10.38		$ 10.62

Income From Investment Operations
Net investment income(a)(b)	.02		.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40		(.28)

Net increase (decrease) in net asset value from operations	.42		(.09)

Less: Dividends
Dividends from net investment income	(.08)		(.15)

Net asset value, end of period	$ 10.72		$ 10.38

Total Return
Total investment return based on net asset value(d)	4.08%		(.86)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,282		$3,821
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.68	%^	.61%^
Expenses, before waivers/reimbursements(e)	.92	%^	.84%^
Net investment income(b)	.38	%^	2.09%^
Portfolio turnover rate**	20%		51%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

84	• AB BOND INFLATION STRATEGY

Financial Highlights

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31,
			2015	2014	2013	2012	2011

Class A
Net of waivers/reimbursements	.78	%^	.80%	.79%	.75%	.75%	.75%
Before waivers/reimbursements	1.22	%^	1.28%	1.13%	1.12%	1.18%	1.83%
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.48%	1.45%	1.45%	1.45%
Before waivers/reimbursements	1.96	%^	1.99%	1.84%	1.81%	1.90%	2.80%
Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.49%	.45%	.45%	.45%
Before waivers/reimbursements	.95	%^	.98%	.84%	.82%	.89%	1.76%
Class R
Net of waivers/reimbursements	1.00	%^	1.00%	.99%	.95%	.95%	.95%
Before waivers/reimbursements	1.59	%^	1.44%	1.38%	1.39%	1.54%	2.13%
Class K
Net of waivers/reimbursements	.75	%^	.75%	.74%	.70%	.70%	.70%
Before waivers/reimbursements	1.16	%^	1.09%	1.05%	1.06%	1.21%	2.34%
Class I
Net of waivers/reimbursements	.50	%^	.50%	.49%	.45%	.45%	.45%
Before waivers/reimbursements	.83	%^	.69%	.67%	.78%	.89%	1.86%
Class 1
Net of waivers/reimbursements	.60	%^	.60%	.59%	.55%	.55%	.55%
Before waivers/reimbursements	.82	%^	.79%	.74%	.76%	.89%	1.18%
Class 2
Net of waivers/reimbursements	.50	%^	.50%	.49%	.45%	.45%	.45%
Before waivers/reimbursements	.72	%^	.69%	.64%	.66%	.80%	1.80%
Class Z(g)
Net of waivers/reimbursements	.50	%^	.50%
Before waivers/reimbursements	.74	%^	.73%

(f)	Commencement of distribution.

(g)	Commenced distribution on December 11, 2014.

^	Annualized.

**	The Strategy accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

AB BOND INFLATION STRATEGY •	85

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Michael S. Canter(2), Vice President

Paul J. DeNoon(2), Vice President

Shawn E. Keegan(2) , Vice President

Greg J. Wilensky(2) , Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s U.S. Core Fixed-Income Team. Mr. Michael S. Canter, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

86	• AB BOND INFLATION STRATEGY

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB Bond Inflation Strategy (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB BOND INFLATION STRATEGY •	87

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2013. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio in 2014 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a

88	• AB BOND INFLATION STRATEGY

wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays 1-10 Year Treasury Inflation Protected Securities (TIPS) Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception (January 2010 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 1st quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and the Performance Universe for the 5-year period. The Portfolio lagged the Index in the 1- and 5-year periods and outperformed it in the 3-year period and the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 50 basis points was higher than the Expense Group median and that the administrative expense reimbursement was 1.2 basis points in the Portfolio’s latest fiscal year.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at the same rate and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower

AB BOND INFLATION STRATEGY •	89

than the rate at the same asset level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective February 1, 2016. The pro forma expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Broadridge category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s pro forma total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent

90	• AB BOND INFLATION STRATEGY

consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

AB BOND INFLATION STRATEGY •	91

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”) in respect of AB Bond Inflation Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc.,
694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The Senior Officer’s fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Fund or the Strategy do not include “AB.”

92	• AB BOND INFLATION STRATEGY

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Strategy	Category	Net Assets 9/30/15 ($MM)	Advisory Fee Based on % of Average Daily Net Assets
Bond Inflation Strategy	High Income	$339.5	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s fiscal year ended October 31, 2014, the Adviser received $51,054 (0.012% of the Strategy’s average daily net assets) for providing such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period:5

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Semi-annual total expense ratios are unaudited.

AB BOND INFLATION STRATEGY •	93

	Expense Cap Pursuant to Expense Limitation Undertaking[6]					Gross Expense Ratio[7]		Fiscal Year End
Strategy		Current		Effective 02/01/16
Bond Inflation Strategy[8],[9]	Advisor Class A Class C Class R Class K Class I Class Z10 Class 1 Class 2	0.50 0.80 1.50 1.00 0.75 0.50 0.50 0.60 0.50	% % % % % % % % %	0.50 0.75 1.50 1.00 0.75 0.50 0.50 0.60 0.50	% % % % % % % % %	0.96 1.26 1.97 1.45 1.08 0.68 0.80 0.80 0.70	% % % % % % % % %	Oct. 31 (ratios as of Apr. 30, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing

6	The expense cap pursuant to the expense limitation undertaking for the Strategy excludes interest expense.

7	Annualized.

8	The Rule 12b-1 fee for Class A shares will bill reduced from 0.30% to 0.25%, effective on February 1, 2016. The expense cap for Class A shares will be reduced from 0.80% to 0.75%.

9	The Strategy’s expense ratios exclude interest expense of 0.06% for Advisor Class, Class A, Class C, Class R, Class K, Class I, Class 1, and Class 2 shares, and 0.07% for Class Z shares.

10	Class Z shares commenced on December 11, 2014.

94	• AB BOND INFLATION STRATEGY

the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.11 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Strategy had the AB Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2015 net assets.12

Strategy	Net Assets 09/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Bond Inflation Strategy	$339.5	TIPS Plus 0.50% on 1st $30 million 0.20% on the balance Minimum Account Size: $25m	0.227%	0.500%

The Adviser provides sub-advisory investment services to certain other investment companies managed by another fund family that have a somewhat similar investment style as the Strategy. Set forth below are the advisory fee schedules of such sub-advisory relationships, their effective fees and the Strategy’s advisory fees based on the Strategy’s assets as of September 30, 2015:13

11	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

12	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

AB BOND INFLATION STRATEGY •	95

Strategy	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee (%)	Fund Advisory Fee (%)
Bond Inflation Strategy[14]	Client #1	AB Sub-Advisory Fee Schedule: 0.15% of average daily net assets	0.150% (Fee to AB)	0.500%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Strategy by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Strategy, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved, and other competitive factors between the Strategy and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers15,16 Broadridge’s analysis included the comparison of the

14	It should be noted that the advisory fee paid by the shareholders of the sub-advisory relationship is higher than the fee charged to the Strategy.

15	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Strategy’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Strategy’s investment classification/objective continued to be determined by Lipper.

16	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense rations than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

96	• AB BOND INFLATION STRATEGY

Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Broadridge Expense Group (“EG”) and the Strategy’s contractual management fee ranking.17

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Bond Inflation Strategy	0.500	0.416	9/12

Broadridge also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same Lipper investment classification/objective and load type as the subject Strategy.18 Pro-forma total expense ratio (italicized) is shown to reflect the Strategy’s anticipated 12b-1 fee reduction.

Strategy	Total Expense Ratio (%)[19]	Broadridge EG Median (%)	Broadridge EG Rank	Broadridge EU Median (%)	Broadridge EU Rank
Bond Inflation Strategy	0.790	0.813	6/12	0.813	9/22
Pro-forma	0.740	0.813	4/12	0.813	4/22

Based on this analysis, considering pro-forma information where available, the Strategy has a more favorable ranking on a total expense ratio basis than on a management fee basis.

17	The contractual management fee is calculated by Broadridge using the Strategy’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest fee rate in the Broadridge peer group.

18	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Most recently completed fiscal year Class A share total expense ratio. The total expense ratio information provided by Broadridge was estimated by Lipper, and there may be a slight difference compared to the Adviser’s total expense ratio due to rounding.

AB BOND INFLATION STRATEGY •	97

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s most recently completed fiscal year, ABI received from the Strategy $601, $438,801 and $319 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.20

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

20	As a result of discussions between the Board and the Adviser, ABI will reduce the Strategy’s Class A distribution service fee payment rate from 0.30% to 0.25% effective on February 1, 2016.

98	• AB BOND INFLATION STRATEGY

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $74,080 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

22	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

AB BOND INFLATION STRATEGY •	99

of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 and 3 year performance return and rankings of the Strategy24 relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)25 for the periods ended July 31, 2015.26

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Bond Inflation Strategy
1 year	-2.65	-2.60	-2.55	7/12	19/31
3 year	-0.88	-1.80	-1.80	2/10	5/26
5 year	2.24	2.55	2.49	6/9	15/23

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Broadridge.

25	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

26	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

100	• AB BOND INFLATION STRATEGY

Set forth below are the 1, 3, and 5 year and since inception net performance returns of the Strategy (in bold)27 versus its benchmark.28 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Period Ending July 31, 2015 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Bond Inflation Strategy	-2.65	-0.88	2.24	2.47	4.03	0.55	5
Barclays 1-10yr TIPS Index	-1.80	-0.92	2.25	2.43	3.68	0.60	5
Inception Date: January 6, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

27	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

28	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2015.

29	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

AB BOND INFLATION STRATEGY •	101

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

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Taxable

Bond Inflation Strategy

Global Bond Fund

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Income Fund

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Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

102	• AB BOND INFLATION STRATEGY

AB Family of Funds

NOTES

AB BOND INFLATION STRATEGY •	103

NOTES

104	• AB BOND INFLATION STRATEGY

NOTES

AB BOND INFLATION STRATEGY •	105

NOTES

106	• AB BOND INFLATION STRATEGY

NOTES

AB BOND INFLATION STRATEGY •	107

NOTES

108	• AB BOND INFLATION STRATEGY

AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BIS-0152-0416

APR    04.30.16

SEMI-ANNUAL REPORT

AB CREDIT LONG/SHORT PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

June 24, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Credit Long/Short Portfolio (the “Fund”) for the semi-annual reporting period ended April 30, 2016.

Investment Objectives and Policies

The Fund’s investment objective is to seek absolute return over a full market cycle. At least 80% of the Fund’s net assets will under normal circumstances be invested in long and short positions in credit-related instruments. For purposes of this 80% requirement, credit-related instruments will include any type of fixed-income security, such as corporate bonds, convertible fixed-income securities, preferred stocks, US government and agency securities, securities of foreign governments and supranational entities, mortgage-related and asset-backed securities, and loan participations. It is expected that a substantial portion of the Fund’s long and short positions will relate to fixed-income securities rated below investment grade (commonly known as “junk bonds”).

In selecting securities for purchase or sale by the Fund and securities for the Fund to take short positions in, AllianceBernstein L.P. (the “Adviser”) will attempt to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject. The Adviser will combine quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

Under normal market conditions, the net exposure of the Fund (long exposure minus short exposure) will range between 150% and -150%. For example, the Fund may hold long positions in fixed-income securities with a value equal to 95% of its net assets and hold short positions equal to 75% of its net assets, resulting in 20% net long exposure. The Fund may also take long and short positions in equity securities.

Short positions may be effectuated through derivative instruments or through conventional short sales. When the Fund sells securities short, it sells a security that it does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market at a later date and returns it to the lender. The Adviser expects that the Fund’s long positions will be effectuated both through derivatives and actual purchases of fixed-income securities. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term, and expects to maintain a weighted average duration of between -3 and 6 years. The Fund would have a negative duration when the Adviser expects the value of the Fund’s assets to increase as interest rates rise.

While the Fund’s investments will be focused on US dollar-denominated securities, the Fund may invest to a lesser extent in securities denominated in foreign currencies. Fluctuations in

AB CREDIT LONG/SHORT PORTFOLIO •	1

currency exchange rates can have a dramatic impact on the returns of fixed-income securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so. The Fund may take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities denominated in that currency.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency derivatives to hedge foreign currency exposure.

The Fund may borrow money and enter into transactions such as reverse repurchase agreements that are similar to borrowings (in addition to the borrowing of securities inherent in short sale transactions) for investment purposes. As a result of these borrowing transactions and the use of derivatives, the Fund will at times be highly leveraged, with aggregate exposure (long and short) substantially in excess of its net assets.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month US Treasury Bill Index, for the six- and 12-month periods ended April 30, 2016.

For both periods, all share classes of the Fund outperformed the benchmark, before sales charges. For the six-month period, the primary contributors to performance included outright long credit positions and capital structure relative value trades, whereby the Fund owns one instrument in an issuer’s capital structure and sells short another instrument in the same issuer’s capital structure. In particular, US high-yield longs and capital structure trades in commodity-related credits were the primary drivers of performance. The primary detractors from performance were outright credit shorts and interest rate hedges. The Fund’s Senior Investment Management Team (the “Team”) has continued to maintain relatively little net interest rate exposure in the Fund and has utilized interest rate hedges to achieve this goal, primarily in US Treasury and German bund futures.

For the 12-month period, the primary contributors to performance included capital structure relative value trades. In particular, capital structure trades in commodity-related credits were the primary drivers of performance. The primary detractors from performance

2	• AB CREDIT LONG/SHORT PORTFOLIO

were interest rate hedges. The Team has continued to maintain relatively little net interest rate exposure in the Fund and has utilized interest rate hedges to achieve this goal, primarily in US Treasury and German bund futures. Currency positioning contributed in the six-month and 12-month periods; yield-curve positioning had an immaterial impact during both periods.

During both periods, the Fund utilized currency forwards to hedge currency exposure as well as to manage active currency risk. Purchased and written equity options were also used to hedge market exposure and for investment purposes. Total return swaps were used to hedge and take active risk. Credit default swaps, both single name and index, were used to hedge credit risk as well as to take active credit risk. Treasury futures were used for both hedging and investment purposes. Interest rate swaps were used for hedging purposes, specifically to manage duration.

Market Review and Investment Strategy

There was significant volatility in global credit markets during both periods. Over the 12-month period, global credit markets delivered negative excess returns, with particular volatility in US high yield. At the same time, six-month returns were positive. Commodity-related sectors were subject to significant volatility, with notable selloffs and rallies occurring in both the energy, metals and mining sectors across both investment grade and high yield. In addition, emerging-markets credit, both sovereign and corporate, experienced considerable commodity-related volatility.

The Fund employed a variety of relative-value focused strategies intended to take advantage of dislocations that emerged across the global credit market, with a particular focus on capital structure relative value trades. In light of the significant market volatility, the Fund’s outright directional positioning was kept relatively contained during the majority of the six-month period.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

AB CREDIT LONG/SHORT PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bank of America Merrill Lynch® 3-Month US Treasury Bill Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 3-Month US Treasury Bill Index measures the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB CREDIT LONG/SHORT PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB CREDIT LONG/SHORT PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Credit Long/Short Portfolio*
Class A	3.29%	2.97%

Class C	2.90%	2.17%

Advisor Class†	3.38%	3.17%

BofA ML 3-Month US Treasury Bill Index	0.14%	0.15%

*    The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

†     Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB CREDIT LONG/SHORT PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			-4.01%
1 Year	2.97%	-1.42%
Since Inception†	1.55%	-0.63%

Class C Shares			-4.90%
1 Year	2.17%	1.17%
Since Inception†	0.77%	0.77%

Advisor Class Shares‡			-3.95%
1 Year	3.17%	3.17%
Since Inception†	1.77%	1.77%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
			SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year			-2.71%
Since Inception†			-1.80%

Class C Shares
1 Year			-0.15%
Since Inception†			-0.27%

Advisor Class Shares‡
1 Year			1.86%
Since Inception†			0.73%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 7.28%, 8.08% and 6.91% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, taxes, dividend expense, borrowing costs and brokerage expense on securities sold short to 1.35%, 2.10% and 1.10% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2016.

†	Inception date: 5/7/2014.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

AB CREDIT LONG/SHORT PORTFOLIO •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,032.90	$32.55	6.44%
Hypothetical**	$1,000	$992.84	$31.91	6.44%
Class C
Actual	$1,000	$1,029.00	$36.37	7.21%
Hypothetical**	$1,000	$989.01	$35.66	7.21%
Advisor Class
Actual	$1,000	$1,033.80	$31.35	6.20%
Hypothetical**	$1,000	$994.03	$30.74	6.20%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB CREDIT LONG/SHORT PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $21.7

SECURITY TYPE BREAKDOWN*

	Long	Short
Bank Loans	1.8%	—%
Collateralized Mortgage Obligations	1.2	—
Common Stocks	2.5	—
Corporates – Investment Grade	12.1	-10.6
Corporates – Non-Investment Grade	31.8	-53.5
Emerging Markets – Corporate Bonds	1.3	-1.3
Emerging Markets – Sovereigns	0.9	-0.7
Emerging Markets – Treasuries	1.3	—
Governments – Sovereign Agencies	2.7	-1.0
Investment Companies	3.4	—
Options Purchased – Calls	0.1	—
Options Purchased – Puts	0.2	—
Preferred Stocks	0.2	—
Quasi-Sovereigns	0.9	-0.6

NET COUNTRY EXPOSURE (TOP THREE)*

Long
Brazil	3.4%
Canada	2.4
France	1.1

Short
Luxembourg	-4.0%
Netherlands	-3.7
Spain	-2.2

TEN LARGEST HOLDINGS*

Long
Company
Teck Resources Ltd.	2.6%
Vale Overseas Ltd.	2.0
BlackRock Debt Strategies Fund, Inc.	2.0
Lloyds Banking Group PLC	1.9
ArcelorMittal	1.9
Windstream Services LLC	1.8
Petrobras Global Finance BV	1.8
Hewlett Packard Enterprise Co.	1.8
Neiman Marcus Group, Inc. (The)	1.8
Chesapeake Energy Corp.	1.7

Short
Company
NXP BV/NXP Funding LLC	-3.9%
INEOS Group Holdings SA	-3.7
Jaguar Land Rover Automotive PLC	-2.9
Lear Corp.	-2.9
First Data Corp.	-2.8
Ashland, Inc.	-2.8
Berry Plastics Corp.	-2.7
HCA, Inc.	-2.4
TDC A/S	-2.3
Spectrum Brands, Inc.	-2.0

*	Holdings are expressed as a percentage of total net assets and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

AB CREDIT LONG/SHORT PORTFOLIO •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

April 30, 2016 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 31.8%
Industrial – 28.0%
Basic – 5.5%
ArcelorMittal 6.25%, 8/05/20	U.S.$	400	$410,000
Freeport-McMoRan, Inc. 3.55%, 3/01/22		200	167,000
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)(b)		35	1,750
Peabody Energy Corp. 10.00%, 3/15/22(b)(c)		25	2,877
Teck Resources Ltd. 5.40%, 2/01/43		795	564,450
6.25%, 7/15/41		24	18,120
Thompson Creek Metals Co., Inc. 7.375%, 6/01/18		57	22,515

			1,186,712

Capital Goods – 0.4%
Bombardier, Inc. 7.50%, 3/15/25(c)		107	95,765

Communications - Media – 2.0%
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(c)		62	58,435
CSC Holdings LLC 5.25%, 6/01/24		60	54,600
DISH DBS Corp. 5.875%, 11/15/24		66	61,941
iHeartCommunications, Inc. 6.875%, 6/15/18		104	61,360
9.00%, 12/15/19-9/15/22		142	103,163
Univision Communications, Inc. 5.125%, 2/15/25(c)		88	87,010

			426,509

Communications - Telecommunications – 3.8%
Frontier Communications Corp. 11.00%, 9/15/25(c)		146	147,460
Numericable-SFR SA 7.375%, 5/01/26(c)		200	203,000
Sprint Capital Corp. 8.75%, 3/15/32		80	63,600
Windstream Services LLC 6.375%, 8/01/23		523	398,787

			812,847

10	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.4%
Meritor, Inc. 7.875%, 3/01/26(d)(e)	U.S.$	45	$53,606
Navistar International Corp. 8.25%, 11/01/21		41	29,315

			82,921

Consumer Cyclical - Other – 1.4%
MDC Holdings, Inc. 5.50%, 1/15/24		5	4,850
6.00%, 1/15/43		125	95,625
PulteGroup, Inc. 6.00%, 2/15/35		140	135,800
6.375%, 5/15/33		51	51,765
7.875%, 6/15/32		19	21,280

			309,320

Consumer Cyclical - Retailers – 0.6%
Cash America International, Inc. 5.75%, 5/15/18		120	120,900

Consumer Non-Cyclical – 3.2%
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(c)(f)		119	89,250
CHS/Community Health Systems, Inc. 6.875%, 2/01/22		129	116,745
HCA, Inc. 4.25%, 10/15/19		326	339,040
Sun Products Corp. (The) 7.75%, 3/15/21(c)		48	45,240
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(c)		125	104,423

			694,698

Energy – 7.1%
Berry Petroleum Co. LLC 6.375%, 9/15/22		125	31,875
Cenovus Energy, Inc. 4.45%, 9/15/42		135	104,535
CHC Helicopter SA 9.25%, 10/15/20		172	76,495
9.375%, 6/01/21		65	4,225
Chesapeake Energy Corp. 3.878% (LIBOR 3 Month + 3.25%), 4/15/19(g)		400	258,000
6.625%, 8/15/20		600	367,500
Cobalt International Energy, Inc. 2.625%, 12/01/19(d)		64	32,200
Denbury Resources, Inc. 4.625%, 7/15/23		17	9,988

AB CREDIT LONG/SHORT PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, 6/15/23	U.S.$	14	$8,050
9.375%, 5/01/20		86	56,062
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		200	164,000
Halcon Resources Corp. 13.00%, 2/15/22(c)		13	4,160
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(c)		24	22,620
Noble Holding International Ltd. 7.95%, 4/01/45		200	144,000
Tervita Corp. 10.875%, 2/15/18(c)		184	34,500
Transocean, Inc. 6.80%, 3/15/38		300	183,750
Whiting Petroleum Corp. 1.25%, 4/01/20(c)(d)		48	36,240

			1,538,200

Other Industrial – 1.6%
General Cable Corp. 4.50%, 11/15/29(d)(h)		85	56,206
Laureate Education, Inc. 9.25%, 9/01/19(c)		331	299,555

			355,761

Services – 1.4%
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(c)		300	311,250

Technology – 0.4%
Avaya, Inc. 7.00%, 4/01/19(c)		105	66,938
10.50%, 3/01/21(c)		74	15,910
SunEdison, Inc. 3.375%, 6/01/25(b)(c)(d)		102	3,570

			86,418

Transportation - Services – 0.2%
XPO CNW, Inc. 6.70%, 5/01/34		75	53,250

			6,074,551

Financial Institutions – 3.7%
Banking – 1.7%
Barclays Bank PLC 6.86%, 6/15/32(c)(i)		73	83,782
Danske Bank A/S 5.684%, 2/15/17(i)	GBP	56	82,520

12	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(i)	U.S.$	100	$93,450
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		24	25,378
UBS Preferred Funding Trust V Series 1 6.243%, 5/15/16(i)		94	94,122

			379,252

Finance – 0.8%
Enova International, Inc. 9.75%, 6/01/21		96	72,000
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(c)		129	100,620

			172,620

Other Finance – 1.2%
CNG Holdings, Inc. 9.375%, 5/15/20(c)		33	14,685
International Personal Finance PLC 5.75%, 4/07/21(c)	EUR	200	208,399
iPayment, Inc. 9.50%, 12/15/19(c)	U.S.$	1	1,151
Series AI 9.50%, 12/15/19		11	11,771
Speedy Group Holdings Corp. 12.00%, 11/15/17(c)		55	22,000

			258,006

			809,878

Utility – 0.1%
Electric – 0.1%
Calpine Corp. 7.875%, 1/15/23(c)		22	23,485

Total Corporates – Non-Investment Grade (cost $6,936,244)			6,907,914

CORPORATES – INVESTMENT GRADE – 12.1%
Industrial – 7.4%
Basic – 2.0%
Vale Overseas Ltd. 6.875%, 11/10/39		500	438,750

Communications - Media – 1.0%
CCO Safari II LLC 4.908%, 7/23/25(c)		205	221,000

Energy – 0.7%
Devon Energy Corp. 5.00%, 6/15/45		77	66,259
5.60%, 7/15/41		39	34,377

AB CREDIT LONG/SHORT PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Marathon Oil Corp. 2.70%, 6/01/20	U.S.$	11	$10,249
5.20%, 6/01/45		22	18,642
6.60%, 10/01/37		28	26,824

			156,351

Services – 0.8%
Amazon.com, Inc. 4.95%, 12/05/44		135	157,721

Technology – 2.9%
Hewlett Packard Enterprise Co. 6.35%, 10/15/45(c)		390	388,832
HP, Inc. 6.00%, 9/15/41		100	94,099
Seagate HDD Cayman 4.875%, 6/01/27(c)		200	140,605

			623,536

			1,597,358

Financial Institutions – 4.7%
Banking – 4.7%
Bank of America Corp. 4.25%, 10/22/26		200	204,414
BPCE SA 5.70%, 10/22/23(c)		200	212,675
Citigroup, Inc. 4.30%, 11/20/26		200	204,718
Lloyds Banking Group PLC 4.582%, 12/10/25(c)		409	410,070

			1,031,877

Total Corporates – Investment Grade (cost $2,487,621)			2,629,235

		Shares
INVESTMENT COMPANIES – 3.4%
Funds and Investment Trusts – 3.4%
BlackRock Debt Strategies Fund, Inc.		122,300	429,273
Wells Fargo Income Opportunities Fund		39,092	303,354

Total Investment Companies (cost $773,530)			732,627

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 2.7%
Brazil – 1.8%
Petrobras Global Finance BV 6.75%, 1/27/41	U.S.$	500	391,100

14	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Kingdom – 0.9%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(i)	U.S.$	205	$191,162

Total Governments – Sovereign Agencies (cost $511,094)			582,262

		Shares
COMMON STOCKS – 2.5%
Consumer Discretionary – 1.2%
Automobiles – 0.2%
General Motors Co.		1,700	54,060

Hotels, Restaurants & Leisure – 0.4%
eDreams ODIGEO SA(j)		5,380	14,692
Eldorado Resorts, Inc.(j)		2,665	34,938
International Game Technology PLC		1,678	29,097

			78,727

Household Durables – 0.3%
Hovnanian Enterprises, Inc. – Class A(j)		2,224	3,714
MDC Holdings, Inc.		1,466	36,078
Taylor Morrison Home Corp. – Class A(j)		1,700	24,480

			64,272

Media – 0.3%
Clear Channel Outdoor Holdings, Inc. – Class A		4,650	23,761
DISH Network Corp. – Class A(j)		400	19,716
Townsquare Media, Inc. – Class A(j)		2,620	27,877

			71,354

			268,413

Energy – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Chesapeake Energy Corp.(j)		2,168	14,894
EP Energy Corp. – Class A(j)		2,714	13,326
Triangle Petroleum Corp.(j)		3,670	1,647
Whiting Petroleum Corp.(j)		1,266	15,192

			45,059

Financials – 0.1%
Consumer Finance – 0.1%
Enova International, Inc.(j)		1,000	8,810

Diversified Financial Services – 0.0%
iPayment, Inc.(j)(k)(l)		714	2,355

			11,165

Health Care – 0.1%
Health Care Providers & Services – 0.1%
Community Health Systems, Inc.(j)		1,288	24,575

AB CREDIT LONG/SHORT PORTFOLIO •	15

Portfolio of Investments

Company		Shares	U.S. $ Value

Industrials – 0.4%
Building Products – 0.2%
Nortek, Inc.(j)		751	$35,417

Machinery – 0.2%
Navistar International Corp.(j)		2,673	40,336

Trading Companies & Distributors – 0.0%
Emeco Holdings Ltd.(j)		92,500	2,110

			77,863

Information Technology – 0.2%
Technology Hardware, Storage & Peripherals – 0.2%
EMC Corp./MA		1,459	38,095

Materials – 0.1%
Chemicals – 0.1%
LyondellBasell Industries NV – Class A		230	19,014

Telecommunication Services – 0.1%
Diversified Telecommunication Services – 0.1%
Koninklijke KPN NV		6,700	26,329

Utilities – 0.1%
Independent Power and Renewable Electricity Producers – 0.1%
Dynegy, Inc.(j)		1,496	26,374

Total Common Stocks (cost $680,640)			536,887

		Principal Amount (000)
BANK LOANS – 1.8%
Industrial – 1.8%
Basic – 0.1%
Magnetation LLC 12.00%, 7/07/16(f)(k)(l)	U.S.$	40	16,006

Consumer Cyclical - Retailers – 1.7%
Neiman Marcus Group, Inc. (The) 4.25% (LIBOR 3 Month 3.25%), 10/25/20(g)		399	379,653

Total Bank Loans (cost $386,825)			395,659

16	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 1.3%
Industrial – 1.3%
Capital Goods – 1.3%
Odebrecht Finance Ltd. 7.125%, 6/26/42(c) (cost $669,110)	U.S.$	800	$293,000

EMERGING MARKETS – TREASURIES – 1.3%
Brazil – 1.3%
Brazil Notas do Tesouro Nacional Serie B 6.00%, 8/15/24 (cost $210,333)	BRL	340	281,544

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.2%
Non-Agency Fixed Rate – 1.2%
Alternative Loan Trust Series 2005-86CB, Class A8 5.50%, 2/25/36	U.S.$	77	67,853
CHL Mortgage Pass-Through Trust Series 2006-9, Class A11 6.00%, 5/25/36		78	70,072
GSR Mortgage Loan Trust Series 2006-9F, Class 4A1 6.50%, 10/25/36		38	32,637
Morgan Stanley Mortgage Loan Trust Series 2007-10XS, Class A2 6.25%, 7/25/47		84	57,012
Wells Fargo Mortgage Backed Securities Trust Series 2007-10, Class 1A7 6.00%, 7/25/37		29	28,938

Total Collateralized Mortgage Obligations (cost $274,064)			256,512

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Venezuela – 0.9%
Petroleos de Venezuela SA 9.75%, 5/17/35(c) (cost $190,112)		500	199,950

EMERGING MARKETS – SOVEREIGNS – 0.9%
Venezuela – 0.9%
Venezuela Government International Bond 9.25%, 9/15/27 (cost $198,490)		450	191,812

AB CREDIT LONG/SHORT PORTFOLIO •	17

Portfolio of Investments

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 0.2%
Industrial – 0.2%
Energy – 0.2%
Halcon Resources Corp. 5.75%	150	$5,145
Sanchez Energy Corp. 4.875%	1,550	32,395

Total Preferred Stocks (cost $95,070)		37,540

	Contracts
OPTIONS PURCHASED – PUTS – 0.2%
Options on Funds and Investment Trusts – 0.1%
Boardwalk Real Estate Investment Trust Expiration: May 2016, Exercise Price: CAD 50.00(j)(n)	1,500	289
SPDR S&P 500 ETF Trust Expiration: Jun 2016, Exercise Price: $ 190.00(j)(m)	69	1,656
SPDR S&P 500 ETF Trust Expiration: Jun 2016, Exercise Price: $ 195.00(j)(m)	25	4,187
SPDR S&P 500 ETF Trust Expiration: Jun 2016, Exercise Price: $ 198.00(j)(m)	7	515
SPDR S&P 500 ETF Trust Expiration: Jun 2016, Exercise Price: $ 206.00(j)(m)	69	17,008

		23,655

Options on Equities – 0.1%
Seagate Technology PLC Expiration: Jul 2016, Exercise Price: $ 22.00(j)(m)	42	10,017
Tesla Motors, Inc. Expiration: Jun 2016, Exercise Price: $ 180.00(j)(m)	6	1,380

		11,397

Total Options Purchased – Puts (premiums paid $31,416)		35,052

OPTIONS PURCHASED – CALLS – 0.1%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P Oil & Gas Exploration Expiration: Jun 2016, Exercise Price: $ 37.00(j)(m)	70	11,270

18	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Company		Contracts	U.S. $ Value

Options on Equities – 0.0%
Valeant Pharmaceuticals International, Inc. Expiration: Jun 2016, Exercise Price: $ 65.00(j)(m)		30	$436

Total Options Purchased – Calls (premiums paid $6,779)			11,706

		Shares
WARRANTS – 0.0%
iPayment Holdings, Inc., expiring 12/19/22(j)(k)(l) (cost $4,987)		13,856	7,344

SHORT-TERM INVESTMENTS – 34.8%
Investment Companies – 13.1%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.36%(o)(p) (cost $2,853,363)		2,853,363	2,853,363

		Principal Amount (000)
U.S. TREASURY BILLS – 21.7%
U.S. Treasury Bill Zero Coupon, 5/12/16-7/28/16	U.S.$	2,700	2,699,014
Zero Coupon, 6/16/16(q)		2,000	1,999,169

Total U.S. Treasury Bills (cost $4,698,183)			4,698,183

Total Short-Term Investments (cost $7,551,546)			7,551,546

Total Investments Before Securities Sold Short – 95.2% (cost $21,007,861)			20,650,590

SECURITIES SOLD SHORT – (67.7)%
CORPORATES – NON-INVESTMENT GRADE – (53.5)%
Financial Institutions – (4.8)%
Banking – (1.1)%
Bankia SA 3.50%, 1/17/19(c)	EUR	(200)	(244,951)

Finance – (1.8)%
Provident Funding Associates LP/PFG Finance Corp. 6.75%, 6/15/21(c)	U.S.$	(400)	(379,000)

AB CREDIT LONG/SHORT PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – (1.9)%
International Personal Finance PLC 5.75%, 4/07/21(c)	EUR	(400)	$(416,798)

			(1,040,749)

Industrial – (47.2)%
Basic – (10.8)%
ArcelorMittal 2.875%, 7/06/20(c)		(300)	(337,432)
Ashland, Inc. 4.75%, 8/15/22	U.S.$	(600)	(603,450)
Eagle Spinco, Inc. 4.625%, 2/15/21		(200)	(199,000)
INEOS Group Holdings SA 5.875%, 2/15/19(c)		(800)	(812,000)
Lundin Mining Corp. 7.50%, 11/01/20(c)		(200)	(202,000)
Platform Specialty Products Corp. 6.50%, 2/01/22(c)		(200)	(176,000)

			(2,329,882)

Capital Goods – (4.3)%
Berry Plastics Corp. 5.50%, 5/15/22		(564)	(581,978)
CNH Industrial Finance Europe SA Series G 2.75%, 3/18/19(c)	EUR	(300)	(352,824)

			(934,802)

Communications - Media – (2.9)%
Lamar Media Corp. 5.00%, 5/01/23	U.S.$	(400)	(416,000)
5.875%, 2/01/22		(200)	(209,500)

			(625,500)

Consumer Cyclical - Automotive – (7.8)%
American Axle & Manufacturing, Inc. 6.625%, 10/15/22		(400)	(423,000)
Jaguar Land Rover Automotive PLC 5.625%, 2/01/23 (c)		(600)	(633,000)
Lear Corp. 5.375%, 3/15/24		(595)	(632,188)

			(1,688,188)

Consumer Cyclical - Other – (1.9)%
Scientific Games International, Inc. 7.00%, 1/01/22(c)		(400)	(407,750)

20	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – (2.4)%
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(c)	U.S.$	(400)	$(348,000)
Rent-A-Center, Inc./TX 6.625%, 11/15/20		(200)	(177,500)

			(525,500)

Consumer Non-Cyclical – (6.7)%
ACCO Brands Corp. 6.75%, 4/30/20		(200)	(212,000)
HCA, Inc. 5.875%, 5/01/23		(497)	(522,782)
Spectrum Brands, Inc. 5.75%, 7/15/25		(400)	(424,260)
Tops Holding LLC/Tops Markets II Corp. 8.00%, 6/15/22(c)		(200)	(179,000)
Unilabs Subholding AB 8.50%, 7/15/18(c)	EUR	(100)	(118,484)

			(1,456,526)

Energy – (0.8)%
Cenovus Energy, Inc. 3.80%, 9/15/23	U.S.$	(200)	(180,350)

Services – (1.0)%
Realogy Group LLC/Realogy Co-Issuer Corp. 4.50%, 4/15/19(c)		(200)	(207,500)

Technology – (8.6)%
First Data Corp. 7.00%, 12/01/23(c)		(600)	(616,500)
MSCI, Inc. 5.25%, 11/15/24(c)		(400)	(418,000)
NXP BV/NXP Funding LLC 5.75%, 2/15/21(c)		(800)	(838,000)

			(1,872,500)

			(10,228,498)

Utility – (1.5)%
Calpine Corp. 6.00%, 1/15/22(c)		(189)	(199,631)
Enel SpA 6.50%, 1/10/74(c)	EUR	(100)	(124,618)

			(324,249)

Total Corporates – Non-Investment Grade (proceeds $11,477,638)			(11,593,496)

AB CREDIT LONG/SHORT PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – (10.6)%
Financial Institutions – (3.3)%
Banking – (1.7)%
BNP Paribas SA 2.875%, 3/20/26(c)	EUR	(150)	$(176,282)
Intesa Sanpaolo SpA 4.00%, 10/30/23(c)		(150)	(202,931)

			(379,213)

Insurance – (1.6)%
Chubb Corp. (The) 6.375%, 4/15/37	U.S.$	(400)	(344,000)

			(723,213)

Industrial – (7.3)%
Basic – (1.8)%
Vale SA 5.625%, 9/11/42		(500)	(395,000)

Communications - Telecommunications – (2.3)%
TDC A/S 5.625%, 2/23/23(c)	GBP	(300)	(493,314)

Energy – (1.2)%
Repsol International Finance BV 3.625%, 10/07/21(c)	EUR	(200)	(255,777)

Services – (1.0)%
Amazon.com, Inc. 3.80%, 12/05/24	U.S.$	(200)	(220,366)

Technology – (1.0)%
HP, Inc. 4.65%, 12/09/21		(200)	(213,564)

			(1,578,021)

Total Corporates – Investment Grade (proceeds $2,324,931)			(2,301,234)

EMERGING MARKETS – CORPORATE BONDS – (1.3)%
Industrial – (1.3)%
Capital Goods – (1.3)%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c) (proceeds $666,686)		(800)	(272,000)

22	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – (1.0)%
Colombia – (1.0)%
Ecopetrol SA 7.625%, 7/23/19 (proceeds $203,726)	U.S.$	(200)	$(222,800)

EMERGING MARKETS – SOVEREIGNS – (0.7)%
Venezuela – (0.7)%
Venezuela Government International Bond 9.375%, 1/13/34 (proceeds $169,902)		(400)	(154,000)

QUASI-SOVEREIGNS – (0.6)%
Venezuela – (0.6)%
Petroleos de Venezuela SA 6.00%, 5/16/24(c) (proceeds $133,473)		(400)	(135,960)

Total Securities Sold Short (proceeds $14,976,356)			(14,679,490)

Total Investments – 27.5% (cost $6,031,505)			5,971,100
Other assets less liabilities – 72.5%			15,711,298

Net Assets – 100.0%			$21,682,398

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	12	June 2016	$407,342	$409,058	$1,716
U.S. T-Note 10 Yr (CBT) Futures	1	June 2016	130,416	130,063	(353)

Sold Contracts
Euro-Bund Futures	8	June 2016	1,499,318	1,482,886	16,432
S&P 500 Emini Futures	4	June 2016	402,406	411,820	(9,414)
U.S. Long Bond (CBT) Futures	3	June 2016	495,984	489,938	6,046

					$14,427

AB CREDIT LONG/SHORT PORTFOLIO •	23

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	KRW	253,714	USD	220	7/15/16	$(2,448)
Credit Suisse International	EUR	488	USD	542	5/13/16	(15,751)
Goldman Sachs Bank USA	USD	371	GBP	261	5/12/16	10,027
Goldman Sachs Bank USA	TWD	6,987	USD	214	5/20/16	(2,794)
JPMorgan Chase Bank	BRL	687	USD	199	5/03/16	(669)
JPMorgan Chase Bank	USD	194	BRL	687	5/03/16	5,522
JPMorgan Chase Bank	BRL	687	USD	193	6/02/16	(5,244)
Royal Bank of Scotland PLC	USD	116	RUB	8,066	6/16/16	7,052
Royal Bank of Scotland PLC	CNY	1,369	USD	210	7/15/16	(793)
Standard Chartered Bank	BRL	687	USD	189	5/03/16	(10,818)
Standard Chartered Bank	USD	199	BRL	687	5/03/16	669
State Street Bank & Trust Co.	USD	23	GBP	16	5/12/16	571
State Street Bank & Trust Co.	EUR	28	USD	31	5/13/16	(530)
State Street Bank & Trust Co.	USD	2,399	EUR	2,201	5/13/16	121,567
State Street Bank & Trust Co.	DKK	123	USD	19	6/15/16	(90)
State Street Bank & Trust Co.	USD	216	NOK	1,796	6/15/16	6,723
State Street Bank & Trust Co.	USD	217	SEK	1,762	6/15/16	2,365
State Street Bank & Trust Co.	USD	217	MXN	3,844	6/17/16	4,990
State Street Bank & Trust Co.	CAD	142	USD	109	6/23/16	(4,656)
State Street Bank & Trust Co.	SGD	296	USD	220	7/15/16	(312)

						$115,381

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P Oil & Gas Exploration(m)	70	$41.00	June 2016	$417	$(3,360)
Valeant Pharmaceuticals International, Inc.(m)	30	85.00	June 2016	1,007	(210)

				$1,424	$(3,570)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Seagate Technology PLC(m)	42	$17.00	July 2016	$292	$(2,079)
SPDR S&P 500 ETF Trust(m)	69	185.00	May 2016	1,653	(897)
SPDR S&P 500 ETF Trust(m)	76	188.00	May 2016	1,832	(1,368)
SPDR S&P 500 ETF Trust(m)	25	185.00	June 2016	1,449	(1,800)
Tesla Motors, Inc.(m)	6	130.00	June 2016	1,038	(243)

				$6,264	$(6,387)

24	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Call – CDX-NAHY Series 26, 5 Year Index, 6/15/16	Citibank, NA	Sell	104.00%	Jun, 2016	$525	$1,916	$(1,377)
Put – CDX-NAHY Series 26, 5 Year Index, 5/18/16	Barclays Bank PLC	Sell	99.00	May, 2016	2,070	3,726	(1,686)

						$5,642	$(3,063)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)%	3.08%		$660	$(46,236)	$(4,417)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	4.35		420	(14,373)	(8,350)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	4.35		210	(7,187)	(165)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.80		2,500	(20,483)	14,007
iTraxx-XOVER Series 23, 5 Year Index, 6/20/20*	(5.00)	3.09	EUR	175	(15,585)	(3,983)
iTraxx-XOVER Series 23, 5 Year Index, 6/20/20*	(5.00)	3.09		701	(62,337)	(11,482)

Sale Contracts
Morgan Stanley & Co. LLC/(CME)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.08		$495	34,678	5,697
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.08		165	11,559	4,317
iTraxx-XOVER Series 23, 5 Year Index, 6/20/20*	5.00	3.09	EUR	818	72,719	2,781
iTraxx-XOVER Series 23, 5 Year Index, 6/20/20*	5.00	3.09		175	15,585	2,147
Norske Skogindustrier ASA, 7.000%, 6/26/17, 6/20/20*	5.00	40.73		2	(1,321)	(1,321)

					$(32,981)	$(769)

*	Termination date

AB CREDIT LONG/SHORT PORTFOLIO •	25

Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME)	$250	5/09/19	1.732%	3 Month LIBOR	$(7,007)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
Repsol, S.A., 4.875%, 2/19/19, 6/20/21*	(1.00)%	1.95%	EUR	200	$10,478	$19,182		$(8,704)
Barclays Bank PLC
Republic of Indonesia, 6.875%, 3/9/17, 6/20/21*	(1.00)	1.88		600	24,526	29,632		(5,106)
Windstream Services, LLC, 7.785%, 11/01/17. 6/20/21*	(5.00)	7.36		$400	36,193	48,178		(11,985)
Citibank, NA
Alcoa Inc., 5.720%, 2/23/19, 6/20/21*	(1.00)	3.18		200	20,106	27,776		(7,670)
Dell Inc., 7.10%, 4/15/28, 6/20/21*	(1.00)	5.33		200	37,531	37,135		396
Federative Republic of Brazil, 4.250% 1/07/25*	(1.00)	3.32		400	42,815	48,984		(6,169)
J. C. Penney Co., Inc., 6.375%, 10/15/36, 6/20/16*	(5.00)	0.75		100	(1,208)	290		(1,498)
Quest Diagnostics Inc., 6.95%, 7/01/37, 12/20/20*	(1.00)	0.52		500	(11,262)	(1,748)		(9,514)
Renault, 5.625%, 3/22/17, 12/20/19*	(1.00)	0.71	EUR	160	(2,003)	– 0	–	(2,003)
Republic of Colombia, 10.375%, 1/28/33, 6/20/21*	(1.00)	2.17		$600	32,908	30,973		1,935
Republic of South Africa, 5.500%, 3/09/20, 6/20/21*	(1.00)	2.80		600	50,182	57,158		(6,976)

26	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Republic of Turkey, 11.875%, 1/15/30, 6/20/21*	(1.00)%	2.37%		$600	$38,498	$43,243	$(4,745)
Russian Federation, 7.500%, 3/31/30, 6/20/21*	(1.00)	2.43		400	26,755	34,025	(7,270)
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	(5.00)	9.94		1,000	157,850	88,708	69,142
Credit Suisse International
BellSouth Corporation, 6.550%, 6/15/34, 9/20/19*	(1.00)	0.51		1,000	(17,322)	(16,602)	(720)
ConAgra Foods, Inc., 7.00%, 10/01/28, 12/20/21*	(1.00)	0.62		600	(11,926)	(4,886)	(7,040)
Western Union Co. (The), 3.650%, 8/22/18, 9/20/17*	(1.00)	0.26		600	(6,542)	(3,692)	(2,850)
Deutsche Bank AG
Lloyds Bank PLC, 1.50%, 5/02/17, 12/20/19*	(1.00)	0.79	EUR	470	(4,631)	(9,165)	4,534
Goldman Sachs International
Amkor Technology, Inc., 6.625%, 6/01/21, 6/20/21*	(5.00)	4.20		$100	(4,215)	(5,157)	942
Boyd Gaming Corp., 7.125%, 2/01/16, 6/20/21*	(5.00)	3.21		200	(18,020)	(16,885)	(1,135)
Chesapeake Energy Corporation, 6.625%, 8/15/20, 6/20/21*	(5.00)	17.89		900	369,420	473,398	(103,978)
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/16*	(5.00)	40.48		49	9,565	11,060	(1,495)
Teck Resources Ltd., 3.150%, 1/15/17, 6/20/21*	(5.00)	6.35		600	30,180	120,368	(90,188)
Teck Resources Ltd., 3.150%, 1/15/17, 6/20/18*	(1.00)	4.08		250	15,437	4,318	11,119
Transocean Inc., 7.375%, 4/15/18, 6/20/21*	(5.00)	9.99		320	58,746	100,576	(41,830)

AB CREDIT LONG/SHORT PORTFOLIO •	27

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Implied Credit Spread at April 30, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
YUM! Brands, Inc., 6.250%, 3/15/18, 6/20/21*	(1.00	) %	2.43%		$200	$13,857	$14,090	$(233)
JPMorgan Chase Bank, NA
Kohl’s Corp., 6.25%, 12/15/17, 6/20/17*	(1.00)		0.25		400	(3,930)	(1,975)	(1,955)
Morgan Stanley Capital Services LLC
British Telecommunications PLC, 5.75%, 12/07/28, 12/20/20*	(1.00)		0.78	EUR	960	(11,888)	(9,653)	(2,235)
Koninklijke KPN N.V., 7.50%, 2/04/19, 12/20/20*	(1.00)		0.66		350	(6,523)	(524)	(5,999)
Noble Corp., 4.900%, 8/1/20, 6/20/21*	(1.00)		8.23		$150	41,189	49,404	(8,215)

Sale Contracts
Bank of America, NA
Genworth Holdings, Inc., 6.515%, 5/22/18, 6/20/20*	5.00		7.90		20	(1,806)	731	(2,537)
Barclays Bank PLC
Assured Guaranty Municipal Corp., 6/20/20*	5.00		2.50		20	2,052	1,305	747
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/20*	5.00		50.05		35	(26,068)	(25,679)	(389)
Citibank, NA
Nabors Industries, Inc., 6.150%, 2/15/18, 6/20/20*	1.00		3.41		20	(1,791)	(1,984)	193
Safeway, Inc., 7.250%, 2/01/31, 6/20/20*	1.00		1.82		20	(622)	(1,446)	824
Staples, Inc., 2.750%, 1/12/18, 6/20/20*	1.00		1.75		20	(574)	(705)	131
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	1.00		9.94		1,200	(354,414)	(249,111)	(105,303)
Unitymedia GmbH, 6.125%, 1/15/25, 6/20/20*	5.00		1.95	EUR	90	13,202	13,691	(489)

28	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Weatherford International LLC, 4.500%, 4/15/22, 6/20/20*	1.00%	5.06%	$20	$(2,912)	$(1,537)	$(1,375)
Credit Suisse International
AT&T, Inc., 1.600%, 2/15/17, 9/20/19*	1.00	0.57	1,000	14,881	19,271	(4,390)
Avon Products, Inc., 6.500%, 3/01/19, 6/20/20*	1.00	8.34	20	(5,057)	(3,064)	(1,993)
Freeport-McMoran Inc., 3.550%, 3/01/22, 6/20/20*	1.00	4.74	20	(2,727)	(1,256)	(1,471)
Teck Resources Ltd., 3.150%, 1/15/17, 6/20/20*	1.00	5.97	20	(3,527)	(1,335)	(2,192)
Transocean Inc., 7.375%, 4/15/18, 6/20/20*	1.00	9.94	20	(5,907)	(3,740)	(2,167)
Western Union Co. (The), 3.650%, 8/22/18, 9/20/19*	1.00	0.81	400	2,583	(3,772)	6,355
Goldman Sachs International
CMBX.NA.BB.6, 5/11/63*	5.00	6.82	252	(22,907)	(43,115)	20,208
iHeartCommunications, Inc., 6.875%, 6/15/18*, 12/20/20*	5.00	50.05	75	(55,871)	(60,375)	4,504
Teck Resources Ltd., 3.150%, 1/15/17, 6/20/20*	1.00	5.97	200	(35,275)	(16,887)	(18,388)

				$430,026	$789,203	$(359,177)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
iBoxx $ Liquid High Yield Index	333,000	LIBOR	$333	6/20/16	$12,679
iBoxx $ Liquid High Yield Index	334,000	LIBOR	334	6/20/16	11,784
iBoxx $ Liquid High Yield Index	482,000	LIBOR	482	6/20/16	9,925
iBoxx $ Liquid High Yield Index	218,000	LIBOR	218	6/20/16	7,242
iBoxx $ Liquid High Yield Index	192,000	LIBOR	192	6/20/16	6,269

AB CREDIT LONG/SHORT PORTFOLIO •	29

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
iBoxx $ Liquid High Yield Index	167,000	LIBOR	$167	6/20/16	$6,276
iBoxx $ Liquid High Yield Index	167,000	LIBOR	167	6/20/16	6,142
iBoxx $ Liquid High Yield Index	200,000	LIBOR	200	6/20/16	4,164
iBoxx $ Liquid High Yield Index	134,000	LIBOR	134	6/20/16	3,119
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	213,000	LIBOR	213	6/20/16	4,434

					$72,034

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.01% of net assets as of April 30, 2016, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	2/19/15	$21,437	$1,750	0.01%

(b)	Security is in default and is non-income producing.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate market value of these securities amounted to ($4,573,917) or (21.1%) of net assets.

(d)	Convertible security.

(e)	Variable rate coupon, rate shown as of April 30, 2016.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2016.

(g)	Floating Rate Security. Stated interest rate was in effect at April 30, 2016.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2016.

(i)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(j)	Non-income producing security.

(k)	Fair valued by the Adviser.

(l)	Illiquid security.

(m)	One contract relates to 100 shares.

(n)	One contract relates to 1 share.

(o)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

30	• AB CREDIT LONG/SHORT PORTFOLIO

Portfolio of Investments

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

AB CREDIT LONG/SHORT PORTFOLIO •	31

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $18,154,498)	$17,797,227
Affiliated issuers (cost $2,853,363)	2,853,363
Cash	15,586,675
Cash collateral due from broker	441,893
Foreign currencies, at value (cost $-388)	326
Upfront premium paid on credit default swaps	1,273,496
Receivable for investment securities sold	347,350
Interest and dividends receivable	248,533
Unrealized appreciation on forward currency exchange contracts	159,486
Unrealized appreciation on credit default swaps	121,030
Unrealized appreciation on total return swaps	72,034
Receivable due from Adviser	16,785
Receivable for variation margin on exchange-traded derivatives	1,180

Total assets	38,919,378

Liabilities
Options written, at value (premiums received $7,688)	9,957
Swaptions written, at value (premiums received $5,642)	3,063
Payable for securities sold short, at value (proceeds received $14,976,356)	14,679,490
Payable for investment securities purchased	570,586
Cash collateral due to broker	540,000
Upfront premium received on credit default swaps	484,293
Unrealized depreciation on credit default swaps	480,207
Interest expense payable	259,884
Unrealized depreciation on forward currency exchange contracts	44,105
Payable for variation margin on exchange-traded derivatives	5,858
Transfer Agent fee payable	3,094
Distribution fee payable	158
Accrued expenses	156,285

Total liabilities	17,236,980

Net Assets	$21,682,398

Composition of Net Assets
Capital stock, at par	$2,134
Additional paid-in capital	21,285,431
Undistributed net investment income	128,695
Accumulated net realized gain on investment and foreign currency transactions	492,437
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(226,299)

$21,682,398

See notes to financial statements.

32	• AB CREDIT LONG/SHORT PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

		Shares	Net Asset
Class	Net Assets	Outstanding	Value

A	$185,626	18,335	$10.12	*

C	$143,230	14,307	$10.01

Advisor	$21,353,542	2,101,404	$10.16

*	The maximum offering price per share for Class A shares was $10.57 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB CREDIT LONG/SHORT PORTFOLIO •	33

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2016 (unaudited)

Investment Income
Interest	$663,493
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $57)	64,321
Affiliated issuers	4,549	$732,363

Expenses
Advisory fee (see Note B)	94,581
Distribution fee—Class A	221
Distribution fee—Class C	551
Transfer agency—Class A	81
Transfer agency—Class C	56
Transfer agency—Advisor Class	9,527
Custodian	73,194
Audit and tax	54,961
Registration fees	28,948
Administrative	26,490
Legal	24,108
Printing	17,407
Directors’ fees	9,615
Miscellaneous	14,459

Total operating expenses (see Note B)	354,199
Interest expense	474,132
Broker fee on securities sold short	62,119

Total expenses	890,450
Less: expenses waived and reimbursed by the Adviser (see Note B)	(237,828)

Net expenses		652,622

Net investment income		79,741

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(751,820)
Securities sold short		1,000,426
Futures		(56,995)
Options written		31,203
Swaptions written		3,879
Swaps		418,502
Foreign currency transactions		(46,459)
Net change in unrealized appreciation/depreciation of:
Investments		823,682
Securities sold short		(636,591)
Futures		(5,586)
Options written		(29,261)
Swaptions written		1,777
Swaps		(254,172)
Foreign currency denominated assets and liabilities		126,133

Net gain on investment and foreign currency transactions		624,718

Net Increase in Net Assets from Operations		$704,459

See notes to financial statements.

34	• AB CREDIT LONG/SHORT PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$79,741		$252,434
Net realized gain (loss) on investment transactions and foreign currency transactions	598,736		(214,225)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	25,982		(126,745)
Contributions from Affiliates (see Note B)	– 0	–	1,338

Net increase (decrease) in net assets from operations	704,459		(87,198)
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(1,069)
Class C	– 0	–	(363)
Advisor Class	– 0	–	(201,440)
Net realized gain on investment transactions
Class A	(686)		– 0	–
Class C	(427)		– 0	–
Advisor Class	(88,969)		– 0	–
Capital Stock Transactions
Net increase (decrease)	(185,009)		522,726

Total increase	429,368		232,656
Net Assets
Beginning of period	21,253,030		21,020,374

End of period (including undistributed net investment income of $128,695 and $48,954, respectively)	$21,682,398		$21,253,030

See notes to financial statements.

AB CREDIT LONG/SHORT PORTFOLIO •	35

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio, the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio, the AB High Yield Portfolio and the AB Income Fund. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. The AB Income Fund commenced operations on April 21, 2016. This report relates only to the AB Credit Long/Short Portfolio (the “Portfolio”). The Fund have authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

36	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio value it’s securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to

AB CREDIT LONG/SHORT PORTFOLIO •	37

Notes to Financial Statements

the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data

38	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

(such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$6,783,444		$124,470		$6,907,914
Corporates – Investment Grade		– 0	–	2,629,235		– 0	–	2,629,235
Investment Companies		732,627		– 0	–	– 0	–	732,627
Governments – Sovereign Agencies		– 0	–	582,262		– 0	–	582,262
Common Stocks		493,511		41,021		2,355		536,887
Bank Loans		– 0	–	379,653		16,006		395,659
Emerging Markets – Corporate Bonds		– 0	–	293,000		– 0	–	293,000
Emerging Markets – Treasuries		– 0	–	281,544		– 0	–	281,544
Collateralized Mortgage Obligations		– 0	–	256,512		– 0	–	256,512
Quasi-Sovereigns		– 0	–	199,950		– 0	–	199,950
Emerging Markets – Sovereigns		– 0	–	191,812		– 0	–	191,812
Preferred Stocks		– 0	–	37,540		– 0	–	37,540
Options Purchased – Puts		– 0	–	35,052		– 0	–	35,052
Options Purchased – Calls		– 0	–	11,706		– 0	–	11,706
Warrants		– 0	–	– 0	–	7,344		7,344
Short-Term Investments:
Investment Companies		2,853,363		– 0	–	– 0	–	2,853,363
U.S. Treasury Bills		– 0	–	4,698,183		– 0	–	4,698,183

AB CREDIT LONG/SHORT PORTFOLIO •	39

Notes to Financial Statements

Investments in Securities:	Level 1	Level 2	Level 3	Total
Liabilities:
Corporates – Non-Investment Grade	$	– 0	–	$(11,593,496)	$	– 0	–	$(11,593,496)
Corporates – Investment Grade	– 0	–	(2,301,234)	– 0	–	(2,301,234)
Emerging Markets – Corporate Bonds	– 0	–	(272,000)	– 0	–	(272,000)
Governments – Sovereign Agencies	– 0	–	(222,800)	– 0	–	(222,800)
Emerging Markets – Sovereigns	– 0	–	(154,000)	– 0	–	(154,000)
Quasi-Sovereigns	– 0	–	(135,960)	– 0	–	(135,960)

Total Investments in Securities	4,079,501	1,741,424	150,175	5,971,100
Other Financial Instruments(a):
Assets:
Futures	22,478	1,716	– 0	–	24,194	(b)
Forward Currency Exchange Contracts	– 0	–	159,486	– 0	–	159,486
Centrally Cleared Credit Default Swaps	– 0	–	28,949	– 0	–	28,949	(b)
Credit Default Swaps	– 0	–	121,030	– 0	–	121,030
Total Return Swaps	– 0	–	72,034	– 0	–	72,034
Liabilities:
Futures	(9,767)	– 0	–	– 0	–	(9,767	)(b)
Forward Currency Exchange Contracts	– 0	–	(44,105)	– 0	–	(44,105)
Call Options Written	– 0	–	(3,570)	– 0	–	(3,570)
Put Options Written	– 0	–	(6,387)	– 0	–	(6,387)
Credit Default Swaptions Written	– 0	–	(3,063)	– 0	–	(3,063)
Centrally Cleared Credit Default Swaps	– 0	–	(29,718)	– 0	–	(29,718	)(b)
Centrally Cleared Interest Rate Swaps	– 0	–	(7,007)	– 0	–	(7,007	)(b)
Credit Default Swaps	– 0	–	(480,207)	– 0	–	(480,207)

Total(c)	$4,092,212	$1,550,582	$150,175	$5,792,969

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

40	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade			Common Stocks		Bank Loans
Balance as of 10/31/15		$120,900		$3,675		$133,325
Accrued discounts/(premiums)		(227)		– 0	–	597
Realized gain (loss)		– 0	–	– 0	–	122
Change in unrealized appreciation/depreciation		99		(1,320)		(20,640)
Purchases/Payups		3,698		– 0	–	2,352
Sales/Paydowns		– 0	–	– 0	–	(99,750)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 4/30/16		$124,470		$2,355		$16,006

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16(a)		$99		$(1,320)		$(20,471)

	Collateralized Mortgage Obligations			Warrants		Total
Balance as of 10/31/15		$358,384		$13,856		$630,140
Accrued discounts/(premiums)		4		– 0	–	374
Realized gain (loss)		785		– 0	–	907
Change in unrealized appreciation/depreciation		(611)		(6,512)		(28,984)
Purchases/Payups		– 0	–	– 0	–	6,050
Sales/Paydowns		(67,947)		– 0	–	(167,697)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		(290,615)		– 0	–	(290,615)

Balance as of 4/30/16	$	– 0	–	$7,344		$150,175	(b)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16(a)	$	– 0	–	$(6,512)		$(28,204)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	An amount of $290,615 was transferred out of Level 3 into Level 2 due to increase in observability of inputs during the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

AB CREDIT LONG/SHORT PORTFOLIO •	41

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

42	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .90% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.35%, 2.10%, and 1.10% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2014 are subject to repayment by the Portfolio until October 31, 2017. Any fees waived and expense borne by the Adviser from November 1, 2014 through May 6, 2015 are subject to repayment by the Portfolio until October 31, 2018, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentage set forth above. The Expense Caps may not be terminated by the

AB CREDIT LONG/SHORT PORTFOLIO •	43

Notes to Financial Statements

Adviser before January 31, 2017. For the six months ended April 30, 2016, such reimbursements/waivers amounted to $211,338.

During the year ended October 31, 2015, the Adviser reimbursed the Portfolio $1,338 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2016, the Adviser voluntarily agreed to waive such fees amounted to $26,490.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,070 for the six months ended April 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $– 0 – from the sale of Class A shares and received $– 0 – in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended April 30, 2016.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2016 is as follows:

Market Value October 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2016 (000)	Dividend Income (000)
$ 2,653	$11,319	$11,119	$2,853	$5

Brokerage commissions paid on investment transactions for the six months ended April 30, 2016 amounted to $3,675, of which
$– 0 – and $– 0 –, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

44	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $– 0 – for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2016, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 9,100,870	$13,167,557	$11,207,502	$7,896,082

During the six months ended April 30, 2016, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) on Investments	Net Unrealized Appreciation/ (Depreciation) on Securities Sold Short		Net Unrealized Appreciation/ (Depreciation)
Appreciation on Investments	Depreciation on Investments
$876,131	$(1,233,402)	$(357,271)	$296,866	(a)	$(60,405)

(a)	Gross unrealized appreciation was $640,016 and gross unrealized depreciation was $(343,150), resulting in net unrealized appreciation of $296,866.

AB CREDIT LONG/SHORT PORTFOLIO •	45

Notes to Financial Statements

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2016, the Portfolio held futures for hedging and non-hedging purposes.

46	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference

AB CREDIT LONG/SHORT PORTFOLIO •	47

Notes to Financial Statements

between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended April 30, 2016, the Portfolio held purchased options for hedging and non-hedging purposes. During the six months ended April 30, 2016, the Portfolio held written options for hedging and non-hedging purposes.

For the six months ended April 30, 2016, the Portfolio had the following transactions in written options:

	Number of Contracts	Premiums Received
Options written outstanding as of 10/31/15	212	$43,821
Options written	723	32,813
Options expired	(341)	(48,653)
Options bought back	(259)	(15,736)
Options exercised	(17)	(4,557)

Options written outstanding as of 04/30/16	318	$7,688

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/15	1,670,000		$1,197
Swaptions written	4,745,000		8,379
Swaptions expired	(3,270,000)		(2,944)
Swaptions bought back	(550,000)		(990)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 04/30/16	2,595,000		$5,642

48	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in

AB CREDIT LONG/SHORT PORTFOLIO •	49

Notes to Financial Statements

futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2016, the Portfolio held interest rate swaps for hedging purposes.

50	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2016, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $1,200,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of

AB CREDIT LONG/SHORT PORTFOLIO •	51

Notes to Financial Statements

the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2016, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2016, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline

52	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$22,478	*	Receivable/Payable for variation margin on exchange-traded derivatives	$7,360	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	28,949	*	Receivable/Payable for variation margin on exchange-traded derivatives	29,718	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	1,716	*	Receivable/Payable for variation margin on exchange-traded derivatives	9,414	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	159,486		Unrealized depreciation on forward currency exchange contracts	44,105

Equity contracts	Investments in securities, at value	46,758

Interest rate contracts				Swaptions written, at value	3,063

Equity contracts				Options written, at value	9,957

Credit contracts	Unrealized appreciation on credit default swaps	121,030		Unrealized depreciation on credit default swaps	480,207

Equity contracts	Unrealized appreciation on total return swaps	72,034

Total		$452,451			$583,824

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB CREDIT LONG/SHORT PORTFOLIO •	53

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(40,654)	$2,774

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(16,341)	(8,360)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	658	127,275

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(12,280)	4,611

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(71,524)	8,563

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	3,879	1,777

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	31,203	(29,261)

54	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(1,850)	$(662)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	305,160	(321,034)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	115,192	67,524

Total		$313,443	$(146,793)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended April 30, 2016:

Futures:
Average original value of buy contracts	$684,659
Average original value of sale contracts	$1,911,480
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,677,672
Average principal amount of sale contracts	$1,252,565
Purchased Options:
Average monthly cost	$47,621
Centrally Cleared Interest Rate Swaps:
Average notional amount	$250,000
Credit Default Swaps:
Average notional amount of buy contracts	$14,803,411
Average notional amount of sale contracts	$3,974,534
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$5,607,139
Average notional amount of sale contracts	$3,061,799
Total Return Swaps:
Average notional amount	$2,927,714	(a)

(a)	Positions were open for eleven months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by

AB CREDIT LONG/SHORT PORTFOLIO •	55

Notes to Financial Statements

counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC/Morgan Stanley & Co., Inc.**	$47,649	$(15,815)	$	– 0	–	$	– 0	–	$31,834

Total	$47,649	$(15,815)	$	– 0	–	$	– 0	–	$31,834

OTC Derivatives:
Bank of America, NA	$10,478	$(1,806)	$	– 0	–	$	– 0	–	$8,672
Barclays Bank PLC	62,771	(30,202)		(32,569)			– 0	–	– 0	–
Citibank, NA	487,447	(376,163)		– 0	–		– 0	–	111,284
Credit Suisse International	17,464	(17,464)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	289	(289)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	507,232	(139,082)		(368,150)			– 0	–	– 0	–
JPMorgan Chase Bank/JPMorgan Chase Bank, NA	9,956	(9,452)		– 0	–		– 0	–	504
Morgan Stanley Capital Services LLC	41,189	(18,411)		– 0	–		– 0	–	22,778
Royal Bank of Scotland PLC	7,052	(793)		– 0	–		– 0	–	6,259
Standard Chartered Bank	669	(669)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	136,216	(5,588)		– 0	–		– 0	–	130,628

Total	$1,280,763	$(599,919)		$(400,719)		$	– 0	–	$280,125	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC/Morgan Stanley & Co., Inc.**	$15,815	$(15,815)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$15,815	$(15,815)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$1,806	$(1,806)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	30,202	(30,202)		– 0	–		– 0	–		– 0	–
Citibank, NA	376,163	(376,163)		– 0	–		– 0	–		– 0	–
Credit Suisse International	68,759	(17,464)		– 0	–		– 0	–		51,295
Deutsche Bank AG	4,631	(289)		– 0	–		– 0	–		4,342

56	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Goldman Sachs Bank USA/Goldman Sachs International	$139,082	$(139,082)	$	– 0	–	$	– 0	–	$	– 0	–
JPMorgan Chase Bank/JPMorgan Chase Bank, NA	9,843	(9,452)		– 0	–		– 0	–		391
Morgan Stanley Capital Services LLC	18,411	(18,411)		– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	793	(793)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	10,818	(669)		– 0	–		– 0	–		10,149
State Street Bank & Trust Co.	5,588	(5,588)		– 0	–		– 0	–		– 0	–

Total	$666,096	$(599,919)	$	– 0	–	$	– 0	–		$66,177	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of settlement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The

AB CREDIT LONG/SHORT PORTFOLIO •	57

Notes to Financial Statements

Portfolio is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Portfolio. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015		Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015

Class A
Shares sold	4,040	11,548		$39,008	$113,733

Shares issued in reinvestment of dividends and distributions	66	100		644	984

Shares redeemed	(4,703)	(1,128)		(45,586)	(11,052)

Net increase (decrease)	(597)	10,520		$(5,934)	$103,665

Class C
Shares sold	5,388	5,701		$52,387	$56,054

Shares issued in reinvestment of dividends and distributions	40	31		385	308

Shares redeemed	(1,312)	– 0	–	(12,650)	– 0	–

Net increase	4,116	5,732		$40,122	$56,362

Advisor Class
Shares sold	1,174	120,616		$11,500	$1,189,631

Shares issued in reinvestment of dividends and distributions	540	1,369		5,253	13,427

Shares redeemed	(24,338)	(85,608)		(235,950)	(840,359)

Net increase (decrease)	(22,624)	36,377		$(219,197)	$362,699

58	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk or a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Portfolio to reinvest the proceeds, possibly at a lower rate of return.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixedincome securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixedincome security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

AB CREDIT LONG/SHORT PORTFOLIO •	59

Notes to Financial Statements

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

60	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolio enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$202,872	$101,996

Total distributions paid	$202,872	$101,996

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$88,564
Unrealized appreciation/(depreciation)	(304,391	)(a)

Total accumulated earnings/(deficit)	$(215,827	)(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Portfolio did not have any capital loss carryforwards.

AB CREDIT LONG/SHORT PORTFOLIO •	61

Notes to Financial Statements

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Portfolio in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

62	• AB CREDIT LONG/SHORT PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2016	Year Ended October 31, 2015	May 7, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.85	$ 10.00	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03	.09	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.28	(.16)	(.03)
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.31	(.07)	.05

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.08)	(.05)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.04)	(.08)	(.05)

Net asset value, end of period	$ 10.12	$ 9.85	$ 10.00

Total Return
Total investment return based on net asset value(e)(f)	3.29%	(.65)%	.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$186	$186	$84
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)	6.44	%^	5.02%	3.56	%^
Expenses, before waivers/reimbursements(g)	8.70	%^	7.28%	4.29	%^
Net investment income(c)	.52	%^	.88%	1.79	%^
Portfolio turnover rate	62%	163%	69%
Portfolio turnover rate (including securities sold short)	57%	147%	102%

See footnote summary on page 66.

AB CREDIT LONG/SHORT PORTFOLIO •	63

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2016	Year Ended October 31, 2015	May 7, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.77	$ 9.97	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.02)	.01	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.30	(.15)	(.05)
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.28	(.14)	.01

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.06)	(.04)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.04)	(.06)	(.04)

Net asset value, end of period	$ 10.01	$ 9.77	$ 9.97

Total Return
Total investment return based on net asset value(e)(f)	2.90%	(1.45)%	.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$143	$100	$44
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)	7.21	%^	5.78%	4.18	%^
Expenses, before waivers/reimbursements(g)	9.47	%^	8.08%	6.31	%^
Net investment income (loss)(c)	(.31	)%^	.10%	1.21	%^
Portfolio turnover rate	62%	163%	69%
Portfolio turnover rate (including securities sold short)	57%	147%	102%

See footnote summary on page 66.

64	• AB CREDIT LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2016	Year Ended October 31, 2015	May 7, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.87	$ 10.01	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	.12	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29	(.17)	(.04)
Contributions from Affiliates	– 0	–	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.33	(.05)	.06

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)	(.05)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.04)	(.09)	(.05)

$ 10.16	$ 9.87	$ 10.01

Total Return
Total investment return based on net asset value(e)(f)	3.38%	(.45)%	.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,353	$20,967	$20,892
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)	6.20	%^	4.67%	2.79	%^
Expenses, before waivers/reimbursements(g)	8.47	%^	6.91%	5.37	%^
Net investment income(c)	.77	%^	1.20%	2.01	%^
Portfolio turnover rate	62%	163%	69%
Portfolio turnover rate (including securities sold short)	57%	147%	102%

See footnote summary on page 66.

AB CREDIT LONG/SHORT PORTFOLIO •	65

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(g)	The expense ratios presented below exclude expenses on securities sold short:

	Six Months Ended April 30, 2016		Year Ended October 31, 2015	May 7, 2014(a) to October 31, 2014
Class A
Net of waivers/reimbursements	1.35	%^	1.35%	1.35	%^
Before waivers/reimbursements	3.61	%^	3.61%	2.08	%^
Class C
Net of waivers/reimbursements	2.10	%^	2.10%	2.10	%^
Before waivers/reimbursements	4.36	%^	4.40%	4.24	%^
Advisor Class
Net of waivers/reimbursements	1.10	%^	1.10%	1.10	%^
Before waivers/reimbursements	3.36	%^	3.34%	3.68	%^

^	Annualized.

See notes to financial statements.

66	• AB CREDIT LONG/SHORT PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Gershon M. Distenfeld(2), Vice President

Sherif M. Hamid(2), Vice President

Ivan Rudolph-Shabinsky(2), Vice President

Robert Schwartz(2), Vice President

Ashish C. Shah(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the Credit Long/Short Investment Team. Messrs. Distenfeld, Hamid, Rudolph-Shabinksy, Schwartz and Shah are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB CREDIT LONG/SHORT PORTFOLIO •	67

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB Credit Long/Short Portfolio (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

68	• AB CREDIT LONG/SHORT PORTFOLIO

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for the period ended December 31, 2014 that had been prepared with an expense limitation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2014.

AB CREDIT LONG/SHORT PORTFOLIO •	69

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing the performance of the Class A Shares as compared with the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index (the “Index”), in each case for the 1-year period ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception (May 2014 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period. The Portfolio lagged the Index in the 1-year period and the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual advisory fee rate of 90 basis points was lower than the Expense Group median. The directors noted that the expense reimbursement was 19 basis points in the Portfolio’s latest fiscal period, and that as a result the rate of total compensation received by the Adviser pursuant to the Advisory Agreement was more than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from

70	• AB CREDIT LONG/SHORT PORTFOLIO

the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a rate equal to the Portfolio’s flat rate but had breakpoints. The assets of the Portfolio were lower than the first breakpoint in the institutional fee schedule so application of that fee schedule to the Portfolio’s net assets would result in a fee rate the same as that under the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratio of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal period and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Broadridge category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or

AB CREDIT LONG/SHORT PORTFOLIO •	71

temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, reflecting a cap by the Adviser, was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser (currently unprofitable) and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

72	• AB CREDIT LONG/SHORT PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”), in respect of AB Credit Long/Short Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.”

AB CREDIT LONG/SHORT PORTFOLIO •	73

product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Fund’s net assets on September 30, 2015.

Portfolio	Net Assets 9/30/15 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Credit Long/Short Portfolio	$21.2	0.90% (as breakpoints)

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Portfolio’s fiscal year ended October 31, 2014, the Adviser received $38,604 (0.190% of the Portfolio’s average daily net assets) for providing such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:4

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Credit Long/Short Portfolio[6],[7],[8]	Advisor Class A Class C	1.10 1.35 2.10	% % %	3.33 3.62 4.41	% % %	October 31 (ratios as of April 30, 2015)

3	Jones v. Harris at 1427.

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

6	The Rule 12b-1 fee for Class A shares of the Portfolio is 0.25%.

7	The Portfolio’s expense ratios exclude expenses on securities sold short of 3.13%, 3.19%, and 3.21% for Advisor Class, Class A, and Class C shares, respectively.

8	The Portfolio’s fiscal percentage of net assets allocated to ETFs as of July 31, 2015 is 0.24%. The Portfolio’s acquired funds expense ratio related to such ETF holdings is 0.0002%.

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I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is reimbursed for providing such services. Managing the cash flow of an investment company is more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.9 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2015 net assets.10

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB CREDIT LONG/SHORT PORTFOLIO •	75

Portfolio	Net Assets 09/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Advisory Fee (%)
Credit Long/Short Portfolio	$21.2	Credit Long/Short Portfolio 0.90% on 1st $200 million 0.80% on next $100 million 0.70% on the balance Minimum account size: $100m	0.900%	0.900%

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11,12 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Fund’s Broadridge Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.14

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classifications/objectives remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

13	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

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service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[15]	Broadridge EG Median (%)	Broadridge EG Rank
Credit Long/Short Portfolio	0.900	1.000	4/13

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.16 Set forth below is Broadridge’s comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU.

Portfolio	Expense Ratio (%)[17]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Credit Long/Short Portfolio	1.350	1.409	4/13	1.200	26/41

Based on this analysis, considering pro-forma information where available, the Portfolio has equally favorable rankings on a total expense ratio basis and on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The

15	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

16	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year Class A share total expense ratio.

AB CREDIT LONG/SHORT PORTFOLIO •	77

Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar year 2014.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $62 and $123 in front-end sales charges and Rule 12b-1 fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $7,509 in fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this

78	• AB CREDIT LONG/SHORT PORTFOLIO

period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

19	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB CREDIT LONG/SHORT PORTFOLIO •	79

The information prepared by Broadridge shows the 1 year performance return and rankings21 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)22 for the period ended July 31, 2015.23

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Credit Long/Short Portfolio
1 year	-0.42	-0.42	-0.50	7/13	25/50

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Period Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Credit Long/Short Portfolio	-0.42	-0.07	2.12	-0.19	1
Bank of America/Merrill Lynch 3 Month U.S. Treasury Bill	0.01	0.02	0.02	N/A	1
Inception Date: May 7, 2014

21	The performance return and rankings are for the Portfolio’s Class A shares. The performance return of the Portfolio was provided by Broadridge.

22	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2015.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

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CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

AB CREDIT LONG/SHORT PORTFOLIO •	81

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

82	• AB CREDIT LONG/SHORT PORTFOLIO

AB Family of Funds

NOTES

AB CREDIT LONG/SHORT PORTFOLIO •	83

NOTES

84	• AB CREDIT LONG/SHORT PORTFOLIO

AB CREDIT LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CLS-0152-0416

APR    04.30.16

SEMI-ANNUAL REPORT

AB HIGH YIELD PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

June 24, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB High Yield Portfolio (the “Fund”) for the semi-annual reporting period ended April 30, 2016.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management. At least 80% of the Fund’s net assets will under normal circumstances be invested in fixed-income securities rated Ba1 or lower by Moody’s Investors Service or BB+ or lower by Standard & Poor’s Ratings Services or Fitch Ratings (commonly known as “junk bonds”), unrated securities considered by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality, and related derivatives. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities denominated in foreign currencies. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended April 30, 2016.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. Sector positioning detracted in the six-month period, primarily due to an underweight in the basics sector, though an underweight in energy—a laggard due to a drop in commodity

AB HIGH YIELD PORTFOLIO •	1

prices in the period—contributed to performance, relative to the benchmark. In the 12-month period, sector positioning contributed, as gains from an underweight in energy and overweight in banking more than offset losses from an underweight to consumer non-cyclicals. Yield-curve positioning detracted for both periods, mainly as a result of the Fund being underweight five-year maturities. Although security selection did not have a meaningful impact on performance in the 12-month period, it contributed in the six-month period due to selections in energy, basics and banking (which outweighed detrimental selections within telecommunications). Country and currency allocations did not significantly impact overall returns in either period.

During both periods, the Fund utilized currency forwards and currency options, both purchased and written, to hedge currency exposure as well as to manage active currency risk. Purchased and written equity options were also used to hedge market exposure. Credit default swaps, both single name and index, were used to hedge credit risk as well as to take active credit risk. Interest rate swaps and Treasury futures were used to manage duration, country exposure and yield-curve positioning. During the six-month period, the Fund held total return swaps for hedging and non-hedging purposes.

Market Review and Investment Strategy

Bond markets were volatile over the six- and 12-month periods ended April 30, 2016, as economic growth trends and monetary policies in the world’s largest economies continued to diverge. Commodity prices declined through much of the 12-month period, with oil prices dipping below $26 per barrel in February, before beginning to stabilize in March and April—despite a breakdown in formal discussions about a potential production freeze. Government bond yields continued their volatility, and the yield on the US 10-Year Treasury ranged from about 1.6% to just below 2.5%, ultimately ending the period at 1.8%. The US dollar appreciated against many developed- and emerging-market currencies during much of the 12-month period, yet during the early part of 2016 the dollar reversed course and depreciated against many of these same currencies. The US Federal Reserve made its first official rate hike in nearly a decade in December, which investors generally accepted smoothly.

European markets declined in the second quarter of 2015 on fears of Greece’s departure from the European Union, but rebounded when stop-gap measures were reached with the country’s creditors in the third quarter to avoid an exit. Volatility was somewhat contained as the European Central Bank (“ECB”) maintained an easing bias through the period, though additional measures announced in December fell far short of investor expectations, putting pressure on markets in the region. However, the ECB surprised investors with aggressive expansion of its quantitative easing program in March. Other central banks cut rates, with some, including the Bank of Japan and the ECB, dipping into negative rate territory.

2	• AB HIGH YIELD PORTFOLIO

Economic activity in emerging-market economies continued to slow: Asia struggled with sluggish exports and weak domestic demand; Latin America continued to face weak growth and political upheaval in many parts of the region; and Eastern Europe’s growth picture was varied, as those countries tied to Western Europe fared better than those tied to commodities. Emerging-market sentiment was bolstered toward the end of the 12-month period. This was due to an uptick in oil prices, signs that China’s slowdown may be less pronounced than feared, encouraging political developments regarding Brazilian president Dilma Rousseff’s impeachment on corruption charges and Argentina’s progress on negotiations with its creditors that culminated in April with the country’s first new security issuance in 15 years.

Against this backdrop, fixed-income performance varied across regions and sectors during the 12-month period. Credit securities generally underperformed developed-market Treasuries; developed-market Treasuries also outperformed emerging-market local-currency government bonds (despite the emerging-market rally in the last three months of the period). The positive performance of investment-grade securities generally outpaced negative returns from high-yield sectors, which saw a fairly wide divergence across sector returns. Commodity-linked sectors had the worst performance—suffering on negative oil price action—with energy down the most, followed by basic industries. Consumer-related sectors were almost universally positive (with the exception of pharmaceuticals), with restaurants, gaming and tobacco performing best. Financial institutions were also generally positive in the period.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

AB HIGH YIELD PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays US Corporate High Yield 2% Issuer Capped Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index. The Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB HIGH YIELD PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB HIGH YIELD PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB High Yield Portfolio
Class A	1.88%	-1.64%

Class C	1.51%	-2.37%

Advisor Class*	2.12%	-1.38%

Class R*	1.76%	-1.88%

Class K*	1.91%	-1.61%

Class I*	2.02%	-1.39%

Class Z*	2.01%	-1.39%

Barclays US Corporate HY 2% Issuer Capped Index	2.38%	-1.08%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB HIGH YIELD PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			0.16%
1 Year	-1.64%	-5.79%
Since Inception†	-0.17%	-2.54%

Class C Shares			0.74%
1 Year	-2.37%	-3.30%
Since Inception†	-0.92%	-0.92%

Advisor Class Shares‡			1.76%
1 Year	-1.38%	-1.38%
Since Inception†	0.16%	0.16%

Class R Shares‡			3.15%
1 Year	-1.88%	-1.88%
Since Inception†	-0.41%	-0.41%

Class K Shares‡			3.43%
1 Year	-1.61%	-1.61%
Since Inception†	-0.15%	-0.15%

Class I Shares‡			3.72%
1 Year	-1.39%	-1.39%
Since Inception†	0.09%	0.09%

Class Z Shares‡			3.65%
1 Year	-1.39%	-1.39%
Since Inception†	0.09%	0.09%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 6.57%, 7.85%, 7.35%, 4.39%, 4.13%, 3.86% and 3.86% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expenses to 1.05%, 1.80%, 0.80%, 1.30%, 1.05%, 0.80% and 0.80% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2016.

†	Inception date: 7/15/2014.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB HIGH YIELD PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-8.04%
Since Inception†	-4.54%

Class C Shares
1 Year	-5.59%
Since Inception†	-2.85%

Advisor Class Shares‡
1 Year	-3.72%
Since Inception†	-1.85%

Class R Shares‡
1 Year	-4.20%
Since Inception†	-2.34%

Class K Shares‡
1 Year	-3.94%
Since Inception†	-2.09%

Class I Shares‡
1 Year	-3.72%
Since Inception†	-1.86%

Class Z Shares‡
1 Year	-3.72%
Since Inception†	-1.85%

†	Inception date: 7/15/2014.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• AB HIGH YIELD PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.80	$5.27	1.05%
Hypothetical**	$1,000	$1,019.64	$5.27	1.05%
Class C
Actual	$1,000	$1,015.10	$9.02	1.80%
Hypothetical**	$1,000	$1,015.91	$9.02	1.80%
Advisor Class
Actual	$1,000	$1,021.20	$4.02	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%
Class R
Actual	$1,000	$1,017.60	$6.52	1.30%
Hypothetical**	$1,000	$1,018.40	$6.52	1.30%
Class K
Actual	$1,000	$1,019.10	$5.27	1.05%
Hypothetical**	$1,000	$1,019.64	$5.27	1.05%
Class I
Actual	$1,000	$1,020.20	$4.02	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%
Class Z
Actual	$1,000	$1,020.10	$4.02	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB HIGH YIELD PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $17.8

*	All data are as of April 30, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.1% or less in the following securities types: Emerging Markets – Sovereigns and Warrants.

10	• AB HIGH YIELD PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2016 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 69.2%
Industrial – 57.4%
Basic – 3.5%
Aleris International, Inc. 7.875%, 11/01/20	U.S.$	9	$7,988
ArcelorMittal 5.125%, 6/01/20		10	9,850
6.125%, 6/01/18-6/01/25		130	133,191
7.25%, 2/25/22		15	15,778
8.00%, 10/15/39		2	1,860
Cliffs Natural Resources, Inc. 8.25%, 3/31/20(a)		17	15,937
Freeport-McMoRan, Inc. 2.375%, 3/15/18		22	21,120
3.875%, 3/15/23		116	97,150
4.55%, 11/14/24		17	14,301
5.40%, 11/14/34		10	7,649
5.45%, 3/15/43		40	30,000
Huntsman International LLC 4.875%, 11/15/20		10	10,075
Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17		25	23,031
Lundin Mining Corp. 7.875%, 11/01/22(a)		7	7,088
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(b)(c)		35	1,750
Momentive Performance Materials, Inc. 3.88%, 10/24/21		40	30,600
8.875%, 10/15/20(d)(e)(f)		40	– 0	–
Novelis, Inc. 8.75%, 12/15/20		30	30,975
Peabody Energy Corp. 6.00%, 11/15/18(b)		82	8,241
10.00%, 3/15/22(a)(b)		30	3,453
PQ Corp. 6.75%, 11/15/22(a)		12	12,375
Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25		15	17,775
Steel Dynamics, Inc. 5.125%, 10/01/21		15	15,337
6.125%, 8/15/19		12	12,435
Teck Resources Ltd. 2.50%, 2/01/18		3	2,850
3.75%, 2/01/23		10	7,700
4.50%, 1/15/21		18	15,345
5.20%, 3/01/42		14	10,041
5.40%, 2/01/43		14	9,940
6.25%, 7/15/41		8	6,040

AB HIGH YIELD PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Thompson Creek Metals Co., Inc. 7.375%, 6/01/18	U.S.$	20	$7,900
9.75%, 12/01/17		25	23,969
WR Grace & Co.-Conn 5.125%, 10/01/21(a)		12	12,564

			624,308

Capital Goods – 5.5%
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(a)		10	10,475
Apex Tool Group LLC 7.00%, 2/01/21(a)		20	18,000
Berry Plastics Corp. 5.125%, 7/15/23		7	7,070
5.50%, 5/15/22		4	4,128
6.00%, 10/15/22(a)		4	4,180
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer 6.00%, 6/15/17(a)		10	9,975
Bombardier, Inc. 6.00%, 10/15/22(a)		18	15,309
6.125%, 1/15/23(a)		5	4,350
7.50%, 3/15/25(a)		93	83,235
Clean Harbors, Inc. 5.25%, 8/01/20		18	18,518
CNH Industrial Capital LLC 3.625%, 4/15/18		60	60,375
EnPro Industries, Inc. 5.875%, 9/15/22		16	16,680
Gardner Denver, Inc. 6.875%, 8/15/21(a)		49	41,895
GFL Environmental, Inc. 7.875%, 4/01/20(a)		5	5,075
9.875%, 2/01/21(a)		25	26,375
KLX, Inc. 5.875%, 12/01/22(a)		40	40,250
Masco Corp. 7.125%, 3/15/20		30	34,650
Owens-Illinois, Inc. 7.80%, 5/15/18		25	27,437
Pactiv LLC 7.95%, 12/15/25		23	22,310
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 8.25%, 2/15/21		100	103,500
9.00%, 4/15/19		100	101,500
Sealed Air Corp. 6.875%, 7/15/33(a)		75	79,312

12	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SPX FLOW, Inc. 6.875%, 9/01/17	U.S.$	75	$77,531
Standard Industries, Inc./NJ 6.00%, 10/15/25(a)		19	20,449
TransDigm, Inc. 6.00%, 7/15/22		30	30,366
6.50%, 7/15/24		10	10,075
United Rentals North America, Inc. 5.50%, 7/15/25		64	63,646
5.75%, 11/15/24		39	39,536

			976,202

Communications - Media – 8.5%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 2/15/23		60	61,500
5.375%, 5/01/25(a)		42	42,997
5.50%, 5/01/26(a)		50	51,000
5.75%, 1/15/24		3	3,146
5.875%, 4/01/24-5/01/27(a)		49	50,338
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		66	62,205
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, 11/15/22		50	50,250
CSC Holdings LLC 5.25%, 6/01/24		108	98,280
7.625%, 7/15/18		24	25,980
8.625%, 2/15/19		35	38,850
DISH DBS Corp. 5.125%, 5/01/20		30	30,225
5.875%, 11/15/24		60	56,310
6.75%, 6/01/21		55	56,662
Hughes Satellite Systems Corp. 7.625%, 6/15/21		50	55,625
iHeartCommunications, Inc. 6.875%, 6/15/18		70	41,300
9.00%, 12/15/19-9/15/22		60	45,050
Intelsat Jackson Holdings SA 5.50%, 8/01/23		95	60,028
8.00%, 2/15/24(a)		13	13,455
Intelsat Luxembourg SA 7.75%, 6/01/21		30	9,900
Mcgraw-Hill Global Ed 7.875%, 5/15/24(a)		18	18,000
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		30	31,125

AB HIGH YIELD PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nexstar Broadcasting, Inc. 6.875%, 11/15/20	U.S.$	17	$17,808
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(a)		29	30,232
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		35	35,700
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.625%, 2/15/24		10	10,400
Radio One, Inc. 7.375%, 4/15/22(a)		20	18,175
9.25%, 2/15/20(a)		26	20,930
RR Donnelley & Sons Co. 7.25%, 5/15/18		30	31,800
8.25%, 3/15/19		20	21,250
Sinclair Television Group, Inc. 5.375%, 4/01/21		20	20,750
5.625%, 8/01/24(a)		50	51,375
Sirius XM Radio, Inc. 6.00%, 7/15/24(a)		33	34,818
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		55	56,031
TEGNA, Inc. 4.875%, 9/15/21(a)		35	35,700
5.50%, 9/15/24(a)		3	3,098
Time, Inc. 5.75%, 4/15/22(a)		50	47,634
Townsquare Media, Inc. 6.50%, 4/01/23(a)		3	2,895
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		98	97,928
6.75%, 9/15/22(a)		22	23,320
Videotron Ltd. 5.00%, 7/15/22		25	25,938
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25%, 7/15/19		25	25,063

			1,513,071

Communications - Telecommunications – 7.0%
CenturyLink, Inc. Series T 5.80%, 3/15/22		10	9,875
Series U 7.65%, 3/15/42		55	46,750
Series W 6.75%, 12/01/23		27	26,595
CommScope Technologies Finance LLC 6.00%, 6/15/25(a)		23	23,575

14	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications Sales & Leasing, Inc./CSL Capital LLC 6.00%, 4/15/23(a)	U.S.$	40	$39,900
8.25%, 10/15/23		31	29,373
Embarq Corp. 7.995%, 6/01/36		30	30,000
Frontier Communications Corp. 6.25%, 9/15/21		34	31,620
7.125%, 3/15/19-1/15/23		43	41,455
7.625%, 4/15/24		35	31,069
7.875%, 1/15/27		10	8,200
8.125%, 10/01/18		15	16,163
9.00%, 8/15/31		10	8,588
10.50%, 9/15/22(a)		7	7,202
11.00%, 9/15/25(a)		94	94,940
Level 3 Financing, Inc. 5.375%, 1/15/24(a)		24	24,360
SBA Communications Corp. 5.625%, 10/01/19		20	20,750
Sprint Capital Corp. 6.875%, 11/15/28		5	3,713
8.75%, 3/15/32		34	27,030
Sprint Communications, Inc. 6.00%, 11/15/22		40	29,420
9.00%, 11/15/18(a)		85	89,887
Sprint Corp. 7.125%, 6/15/24		10	7,500
7.25%, 9/15/21		30	24,225
7.625%, 2/15/25		48	36,180
7.875%, 9/15/23		85	66,300
T-Mobile USA, Inc. 6.25%, 4/01/21		50	52,125
6.375%, 3/01/25		72	75,600
6.50%, 1/15/26		19	20,140
6.542%, 4/28/20		102	105,187
Telecom Italia Capital SA 6.375%, 11/15/33		110	112,200
7.20%, 7/18/36		8	8,360
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		10	10,175
Windstream Services LLC 6.375%, 8/01/23		21	16,013
7.50%, 4/01/23		30	24,300
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23		35	35,962
6.375%, 5/15/25		15	15,600

			1,250,332

AB HIGH YIELD PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 1.3%
Affinia Group, Inc. 7.75%, 5/01/21	U.S.$	30	$30,975
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		46	39,560
Dana Holding Corp. 5.375%, 9/15/21		29	29,653
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		21	18,270
LKQ Corp. 4.75%, 5/15/23		55	55,275
Meritor, Inc. 7.875%, 3/01/26(g)(h)		17	20,251
Navistar International Corp. 8.25%, 11/01/21		23	16,445
Titan International, Inc. 6.875%, 10/01/20		20	17,300

			227,729

Consumer Cyclical - Entertainment – 0.4%
AMC Entertainment, Inc. 5.75%, 6/15/25		17	17,425
ClubCorp Club Operations, Inc. 8.25%, 12/15/23(a)		8	7,880
Regal Entertainment Group 5.75%, 3/15/22-6/15/23		35	36,181
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18		15	16,200

			77,686

Consumer Cyclical - Other – 3.8%
Beazer Homes USA, Inc. 5.75%, 6/15/19		20	18,550
Boyd Gaming Corp. 6.375%, 4/01/26(a)		8	8,180
Caesars Entertainment Operating Co., Inc. 9.00%, 2/15/20(b)		5	4,513
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		20	19,650
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22		20	17,400
CalAtlantic Group, Inc. 6.625%, 5/01/20		20	22,100
8.375%, 5/15/18		15	16,650
Eldorado Resorts, Inc. 7.00%, 8/01/23		16	16,680

16	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GLP Capital LP/GLP Financing II, Inc. 4.375%, 4/15/21	U.S.$	3	$3,068
5.375%, 11/01/23		25	26,031
International Game Technology 7.50%, 6/15/19		80	88,100
Isle of Capri Casinos, Inc. 5.875%, 3/15/21		9	9,382
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		28	19,600
KB Home 4.75%, 5/15/19		15	15,075
7.00%, 12/15/21		10	10,200
8.00%, 3/15/20		20	21,600
MDC Holdings, Inc. 5.50%, 1/15/24		8	7,760
6.00%, 1/15/43		22	16,830
Meritage Homes Corp. 6.00%, 6/01/25		63	64,260
7.00%, 4/01/22		4	4,290
MGP Escrow Issuer LLC/MGP Escrow Co-Issuer, Inc. 5.625%, 5/01/24(a)		6	6,255
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		25	25,375
Pinnacle Entertainment, Inc. 5.625%, 5/01/24(a)		26	25,967
PulteGroup, Inc. 6.00%, 2/15/35		36	34,920
6.375%, 5/15/33		10	10,150
7.875%, 6/15/32		4	4,480
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		4	4,030
6.125%, 4/01/25(a)		42	42,315
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625%, 3/01/24(a)		50	48,750
5.875%, 4/15/23(a)		14	13,965
Toll Brothers Finance Corp. 4.00%, 12/31/18		10	10,350
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		22	22,381
5.50%, 3/01/25(a)		13	12,439

			671,296

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 6.00%, 4/01/22(a)		22	22,715

AB HIGH YIELD PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 2.9%
American Tire Distributors, Inc. 10.25%, 3/01/22(a)	U.S.$	29	$26,027
Argos Merger Sub, Inc. 7.125%, 3/15/23(a)		41	41,922
Asbury Automotive Group, Inc. 6.00%, 12/15/24		13	13,423
Cash America International, Inc. 5.75%, 5/15/18		67	67,502
CST Brands, Inc. 5.00%, 5/01/23		28	28,297
Dollar Tree, Inc. 5.75%, 3/01/23(a)		28	29,898
Group 1 Automotive, Inc. 5.00%, 6/01/22		30	29,700
L Brands, Inc. 6.875%, 11/01/35		30	33,000
8.50%, 6/15/19		50	59,000
Levi Strauss & Co. 5.00%, 5/01/25		19	19,238
6.875%, 5/01/22		15	16,088
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(i)		16	13,280
Party City Holdings, Inc. 6.125%, 8/15/23(a)		17	17,770
Rite Aid Corp. 6.125%, 4/01/23(a)		52	55,413
Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25		16	17,080
Serta Simmons Bedding LLC 8.125%, 10/01/20(a)		15	15,750
Sonic Automotive, Inc. 5.00%, 5/15/23		15	14,925
Wolverine World Wide, Inc. 6.125%, 10/15/20		10	10,388

			508,701

Consumer Non-Cyclical – 11.0%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23		20	20,450
6.50%, 3/01/24(a)		4	4,220
Air Medical Merger Sub Corp. 6.375%, 5/15/23(a)		46	44,160
Alere, Inc. 6.375%, 7/01/23(a)		7	7,140
Amsurg Corp. 5.625%, 7/15/22		16	16,420
Aramark Services, Inc. 5.125%, 1/15/24		6	6,345

18	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(a)(i)	U.S.$	52	$39,000
9.25%, 2/15/19(a)		20	19,350
CHS/Community Health Systems, Inc. 6.875%, 2/01/22		95	85,975
Concordia Healthcare Corp. 7.00%, 4/15/23(a)		2	1,855
9.50%, 10/21/22(a)		15	15,216
Constellation Brands, Inc. 4.25%, 5/01/23		20	20,900
7.25%, 5/15/17		40	42,150
DaVita HealthCare Partners, Inc. 5.00%, 5/01/25		48	48,000
Endo Finance LLC 5.75%, 1/15/22(a)		120	117,600
Envision Healthcare Corp. 5.125%, 7/01/22(a)		42	42,735
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		52	49,530
HCA, Inc. 4.25%, 10/15/19		153	159,120
5.375%, 2/01/25		49	50,102
6.50%, 2/15/20		80	88,600
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		6	6,218
HRG Group, Inc. 7.875%, 7/15/19		61	64,355
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		28	26,740
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		13	14,056
10.50%, 11/01/18		50	50,532
Mallinckrodt International Finance SA 3.50%, 4/15/18		11	10,725
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.625%, 10/15/23(a)		23	21,563
5.75%, 8/01/22(a)		18	16,988
Manitowoc Foodservice, Inc. 9.50%, 2/15/24(a)		5	5,525
MEDNAX, Inc. 5.25%, 12/01/23(a)		8	8,280
MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)		10	10,442
NBTY, Inc. 7.625%, 5/15/21(a)		27	27,607

AB HIGH YIELD PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 5.875%, 1/15/24(a)	U.S.$	9	$9,518
Post Holdings, Inc. 6.00%, 12/15/22(a)		19	19,511
7.375%, 2/15/22		37	38,989
7.75%, 3/15/24(a)		18	19,575
8.00%, 7/15/25(a)		4	4,435
RSI Home Products, Inc. 6.50%, 3/15/23(a)		60	62,550
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		25	25,406
5.875%, 8/01/21(a)		30	31,275
6.625%, 8/15/22		20	21,150
Spectrum Brands, Inc. 6.125%, 12/15/24		7	7,481
6.375%, 11/15/20		30	31,658
6.625%, 11/15/22		20	21,600
Sun Products Corp. (The) 7.75%, 3/15/21(a)		43	40,527
Tenet Healthcare Corp. 4.50%, 4/01/21		25	25,312
6.75%, 6/15/23		14	13,825
6.875%, 11/15/31		72	59,040
8.00%, 8/01/20		60	61,800
8.125%, 4/01/22		32	33,200
Valeant Pharmaceuticals International, Inc. 5.50%, 3/01/23(a)		30	25,500
5.875%, 5/15/23(a)		57	47,737
6.125%, 4/15/25(a)		212	176,490
6.75%, 8/15/18(a)		25	24,125
Vizient, Inc. 10.375%, 3/01/24(a)		5	5,400

			1,948,003

Energy – 6.9%
Antero Resources Corp. 5.125%, 12/01/22		29	27,840
Berry Petroleum Co. LLC 6.375%, 9/15/22		65	16,575
BreitBurn Energy Partners LP/BreitBurn Finance Corp. 7.875%, 4/15/22		19	1,330
California Resources Corp. 5.00%, 1/15/20		5	2,150
5.50%, 9/15/21		23	9,430
6.00%, 11/15/24		6	2,498
8.00%, 12/15/22(a)		25	17,187
Carrizo Oil & Gas, Inc. 7.50%, 9/15/20		9	9,045

20	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cenovus Energy, Inc. 3.00%, 8/15/22	U.S.$	6	$5,382
3.80%, 9/15/23		3	2,705
4.45%, 9/15/42		26	20,133
6.75%, 11/15/39		2	1,942
Chaparral Energy, Inc. 7.625%, 11/15/22(b)(j)		21	6,300
CHC Helicopter SA 9.25%, 10/15/20		41	18,022
9.375%, 6/01/21		65	4,225
Chesapeake Energy Corp. 3.878% (LIBOR 3 Month + 3.25%), 4/15/19(k)		30	19,350
6.125%, 2/15/21		13	7,703
6.875%, 11/15/20		35	21,350
7.25%, 12/15/18		6	4,530
8.00%, 12/15/22(a)		5	3,400
Cobalt International Energy, Inc. 2.625%, 12/01/19(g)		24	12,075
Concho Resources, Inc. 5.50%, 4/01/23		18	18,135
Continental Resources, Inc./OK 3.80%, 6/01/24		2	1,705
4.50%, 4/15/23		11	9,824
4.90%, 6/01/44		26	20,930
5.00%, 9/15/22		19	17,741
DCP Midstream Operating LP 3.875%, 3/15/23		4	3,530
5.60%, 4/01/44		16	12,880
Denbury Resources, Inc. 4.625%, 7/15/23		9	5,288
5.50%, 5/01/22		15	9,638
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		15	10,855
Energy Transfer Equity LP 5.875%, 1/15/24		61	57,035
7.50%, 10/15/20		16	16,120
Energy XXI Gulf Coast, Inc. 6.875%, 3/15/24(b)		35	1,575
7.75%, 6/15/19(b)		10	400
Ensco PLC 5.20%, 3/15/25		47	34,251
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, 6/15/23		8	4,600
7.75%, 9/01/22		20	11,600
9.375%, 5/01/20		32	20,860
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		40	32,800
7.00%, 6/15/23		7	5,884

AB HIGH YIELD PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Gulfport Energy Corp. 6.625%, 5/01/23	U.S.$	10	$9,700
Halcon Resources Corp. 8.625%, 2/01/20(a)		5	4,150
13.00%, 2/15/22(a)		5	1,600
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(a)		11	10,368
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		30	19,425
Laredo Petroleum, Inc. 7.375%, 5/01/22		11	10,780
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19		52	5,330
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 9.25%, 6/01/21		20	300
Murphy Oil Corp. 5.125%, 12/01/42		14	11,570
Newfield Exploration Co. 5.375%, 1/01/26		13	12,870
Noble Holding International Ltd. 6.95%, 4/01/25(h)		15	12,338
7.95%, 4/01/45		18	12,960
Oasis Petroleum, Inc. 6.50%, 11/01/21		3	2,745
6.875%, 3/15/22-1/15/23		23	20,553
Paragon Offshore PLC 7.25%, 8/15/24(a)(b)		60	15,900
PHI, Inc. 5.25%, 3/15/19		54	49,782
QEP Resources, Inc. 5.25%, 5/01/23		7	6,580
5.375%, 10/01/22		26	24,635
6.875%, 3/01/21		2	1,980
Range Resources Corp. 4.875%, 5/15/25		29	26,861
Rowan Cos., Inc. 5.85%, 1/15/44		24	16,380
Sabine Oil & Gas Corp. 7.25%, 6/15/19(b)		20	100
Sabine Pass Liquefaction LLC 5.625%, 3/01/25		39	38,025
5.75%, 5/15/24		100	96,750
SandRidge Energy, Inc. 7.50%, 2/15/23		15	919
SM Energy Co. 5.00%, 1/15/24		25	20,812
5.625%, 6/01/25		10	8,400

22	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Southern Star Central Corp. 5.125%, 7/15/22(a)	U.S.$	20	$19,050
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23		38	35,031
Tervita Corp. 8.00%, 11/15/18(a)		40	34,500
10.875%, 2/15/18(a)		93	17,437
Transocean, Inc. 4.30%, 10/15/22		12	8,280
6.50%, 11/15/20		3	2,473
6.80%, 3/15/38		67	41,037
Vantage Drilling International 7.50%, 11/01/19(d)(j)		30	– 0	– ^
W&T Offshore, Inc. 8.50%, 6/15/19		15	2,400
Weatherford International Ltd./Bermuda 5.95%, 4/15/42		7	5,180
6.50%, 8/01/36		19	14,678
7.00%, 3/15/38		20	15,700
Whiting Petroleum Corp. 1.25%, 4/01/20(a)(g)		17	12,835
5.00%, 3/15/19		7	6,195
5.75%, 3/15/21		17	14,153
6.25%, 4/01/23		8	6,660
Series D 6.25%, 4/01/23(g)		15	17,156
WPX Energy, Inc. 5.25%, 9/15/24		22	18,524
6.00%, 1/15/22		6	5,400
8.25%, 8/01/23		3	2,820

			1,230,145

Other Industrial – 0.9%
General Cable Corp. 4.50%, 11/15/29(g)(l)		17	11,241
5.75%, 10/01/22		20	17,950
Laureate Education, Inc. 10.00%, 9/01/19(a)		63	57,015
Modular Space Corp. 10.25%, 1/31/19(a)		17	8,755
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		30	27,000
12.00%, 3/15/18(i)		23	23,494
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)		17	17,000

			162,455

AB HIGH YIELD PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Services – 1.1%
ADT Corp. (The) 3.50%, 7/15/22	U.S.$	16	$14,680
4.125%, 6/15/23		57	53,010
APX Group, Inc. 6.375%, 12/01/19		8	8,000
8.75%, 12/01/20		10	9,375
IHS, Inc. 5.00%, 11/01/22		30	31,350
Mobile Mini, Inc. 7.875%, 12/01/20		20	20,800
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)		57	59,138

			196,353

Technology – 3.4%
Alcatel-Lucent USA, Inc. 6.45%, 3/15/29		29	31,030
Avaya, Inc. 7.00%, 4/01/19(a)		63	40,162
10.50%, 3/01/21(a)		23	5,060
Blackboard, Inc. 7.75%, 11/15/19(a)		10	8,000
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		45	33,300
BMC Software, Inc. 7.25%, 6/01/18		2	1,780
CDW LLC/CDW Finance Corp. 5.00%, 9/01/23		13	13,314
5.50%, 12/01/24		49	51,572
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		12	12,000
Dell, Inc. 5.875%, 6/15/19		35	36,575
6.50%, 4/15/38		32	25,440
Energizer Holdings, Inc. 5.50%, 6/15/25(a)		22	22,002
Ensemble S Merger Sub, Inc. 9.00%, 9/30/23(a)		14	13,895
First Data Corp. 5.00%, 1/15/24(a)		56	56,560
7.00%, 12/01/23(a)		24	24,660
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(i)		20	16,850
Infor US, Inc. 6.50%, 5/15/22		38	35,074

24	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Micron Technology, Inc. 5.50%, 2/01/25	U.S.$	49	$39,690
Nokia Oyj 5.375%, 5/15/19		15	16,013
6.625%, 5/15/39		9	9,675
Open Text Corp. 5.625%, 1/15/23(a)		7	7,175
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		4	4,050
5.375%, 4/15/23(a)		9	9,158
Sanmina Corp. 4.375%, 6/01/19(a)		25	25,562
Sensata Technologies BV 4.875%, 10/15/23(a)		50	50,375
Western Digital Corp. 10.50%, 4/01/24(a)		23	22,368

			611,340

Transportation - Airlines – 0.3%
Air Canada 6.75%, 10/01/19(a)		15	15,694
8.75%, 4/01/20(a)		25	26,937

			42,631

Transportation - Services – 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		40	36,700
Hertz Corp. (The) 5.875%, 10/15/20		65	66,008
XPO CNW, Inc. 6.70%, 5/01/34		23	16,330
7.25%, 1/15/18		10	10,150
XPO Logistics, Inc. 6.50%, 6/15/22(a)		13	12,660

			141,848

			10,204,815

Financial Institutions – 9.0%
Banking – 4.3%
Ally Financial, Inc. 4.125%, 3/30/20		85	86,594
8.00%, 12/31/18-11/01/31		86	101,180
Bank of America Corp. Series AA 6.10%, 3/17/25(m)		9	8,972
Series X 6.25%, 9/05/24(m)		50	50,187
Series Z 6.50%, 10/23/24(m)		11	11,577

AB HIGH YIELD PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Barclays Bank PLC 6.86%, 6/15/32(a)(m)	U.S.$	30	$34,431
BBVA International Preferred SAU 4.952%, 9/20/16(a)(m)	EUR	50	54,874
Citigroup, Inc. 5.95%, 1/30/23(m)	U.S.$	46	45,425
Credit Agricole SA 7.589%, 1/30/20(m)	GBP	50	77,879
HT1 Funding GmbH 6.352%, 6/30/17(m)	EUR	40	46,146
Lloyds Bank PLC 4.385%, 5/12/17(m)		50	59,118
Lloyds Banking Group PLC 6.657%, 5/21/37(a)(m)	U.S.$	35	37,975
RBS Capital Trust C Series 385 1.442% (EURIBOR 3 Month + 1.69%), 7/12/16(k)(m)	EUR	35	37,944
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(m)	U.S.$	100	93,450
Zions Bancorporation 5.65%, 11/15/23		10	10,038
5.80%, 6/15/23(m)		4	3,820

			759,610

Finance – 3.5%
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(a)(i)		25	2,528
CIT Group, Inc. 3.875%, 2/19/19		20	20,100
5.25%, 3/15/18		95	97,969
5.50%, 2/15/19(a)		30	31,425
Creditcorp 12.00%, 7/15/18(a)		20	10,400
Enova International, Inc. 9.75%, 6/01/21		40	30,000
International Lease Finance Corp. 8.25%, 12/15/20		90	106,312
8.75%, 3/15/17		20	21,060
8.875%, 9/01/17		40	43,050
Navient Corp. 4.625%, 9/25/17		20	20,375
4.875%, 6/17/19		50	47,900
5.00%, 10/26/20		30	28,650
5.875%, 3/25/21		2	1,890
7.25%, 1/25/22		35	34,475
8.00%, 3/25/20		80	84,000

26	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)	U.S.$	60	$46,800

			626,934

Insurance – 0.9%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		30	30,677
Genworth Holdings, Inc. 4.80%, 2/15/24		30	21,600
HUB International Ltd. 7.875%, 10/01/21(a)		26	25,480
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		48	52,440
Wayne Merger Sub LLC 8.25%, 8/01/23(a)		28	27,860

			158,057

Other Finance – 0.2%
CNG Holdings, Inc. 9.375%, 5/15/20(a)		13	5,785
iPayment, Inc. 9.50%, 12/15/19(a)		6	6,331
Series AI 9.50%, 12/15/19		9	9,563
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(a)		6	4,080
Speedy Group Holdings Corp. 12.00%, 11/15/17(a)		30	12,000

			37,759

REITS – 0.1%
FelCor Lodging LP 6.00%, 6/01/25		15	15,488

			1,597,848

Utility – 2.8%
Electric – 2.8%
AES Corp./VA 4.875%, 5/15/23		20	19,700
7.375%, 7/01/21		74	84,915
Calpine Corp. 5.50%, 2/01/24		15	15,150
5.75%, 1/15/25		52	52,520
7.875%, 1/15/23(a)		12	12,810
DPL, Inc. 6.75%, 10/01/19		20	20,550
Dynegy, Inc. 5.875%, 6/01/23		26	23,530
6.75%, 11/01/19		12	12,102
7.375%, 11/01/22		35	34,572

AB HIGH YIELD PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

FirstEnergy Corp. Series A 2.75%, 3/15/18	U.S.$	20	$20,213
Series B 4.25%, 3/15/23		29	30,340
Series C 7.375%, 11/15/31		20	24,306
GenOn Energy, Inc. 7.875%, 6/15/17		29	25,085
NRG Energy, Inc. 6.25%, 7/15/22		6	5,882
7.875%, 5/15/21		40	41,584
Series WI 6.25%, 5/01/24		44	42,900
Talen Energy Supply LLC 4.60%, 12/15/21		23	17,940
6.50%, 5/01/18-6/01/25		20	19,126

			503,225

Total Corporates – Non-Investment Grade (cost $12,978,960)			12,305,888

CORPORATES – INVESTMENT GRADE – 5.1%
Financial Institutions – 3.2%
Banking – 1.0%
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23(m)		35	34,037
Series R 6.00%, 8/01/23(m)		12	12,271
Series S 6.75%, 2/01/24(m)		7	7,683
Series V 5.00%, 7/01/19(m)		8	7,701
Nationwide Building Society 6.00%, 12/15/16(m)	GBP	40	58,329
Wells Fargo & Co. Series S 5.90%, 6/15/24(m)	U.S.$	55	56,375

			176,396

Brokerage – 0.2%
E*TRADE Financial Corp. 5.375%, 11/15/22		15	15,923
GFI Group, Inc. 8.375%, 7/19/18		19	19,950

			35,873

28	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 1.2%
MetLife, Inc. Series C 5.25%, 6/15/20(m)	U.S.$	41	$39,922
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(a)		50	59,658
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		20	29,536
Progressive Corp. (The) 6.70%, 6/15/37		25	23,597
Prudential Financial, Inc. 5.625%, 6/15/43		40	41,691
XLIT Ltd. 5.50%, 3/31/45		12	11,734
Series E 6.50%, 4/15/17(m)		9	6,300

			212,438

REITS – 0.8%
DDR Corp. 7.875%, 9/01/20		40	48,256
EPR Properties 7.75%, 7/15/20		55	63,809
Senior Housing Properties Trust 6.75%, 12/15/21		30	33,149

			145,214

			569,921

Industrial – 1.8%
Basic – 0.1%
Glencore Finance Canada Ltd. 6.00%, 11/15/41(a)		6	5,010
Glencore Funding LLC 2.125%, 4/16/18(a)		3	2,904
4.00%, 4/16/25(a)		6	5,220
4.625%, 4/29/24(a)		6	5,415

			18,549

Capital Goods – 0.1%
General Electric Co. Series D 5.00%, 1/21/21(m)		14	14,542

Communications - Media – 0.1%
CCO Safari II LLC 4.908%, 7/23/25(a)		20	21,561

AB HIGH YIELD PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
Qwest Corp. 6.75%, 12/01/21	U.S.$	15	$16,203

Consumer Non-Cyclical – 0.1%
Forest Laboratories LLC 5.00%, 12/15/21(a)		10	11,032

Energy – 0.9%
Devon Energy Corp. 5.00%, 6/15/45		13	11,187
5.60%, 7/15/41		7	6,170
7.95%, 4/15/32		6	6,462
Devon Financing Co. LLC 7.875%, 9/30/31		5	5,353
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		14	11,660
Kinder Morgan, Inc./DE 5.55%, 6/01/45		19	17,702
Marathon Oil Corp.
2.70%, 6/01/20		6	5,590
5.20%, 6/01/45		9	7,626
6.60%, 10/01/37		12	11,496
Regency Energy Partners LP/Regency Energy Finance Corp.
4.50%, 11/01/23		5	4,663
5.00%, 10/01/22		18	17,657
5.50%, 4/15/23		12	11,344
Williams Partners LP
3.35%, 8/15/22		26	22,670
5.10%, 9/15/45		25	20,398

			159,978

Technology – 0.4%
Hewlett Packard Enterprise Co. 6.35%, 10/15/45(a)		25	24,925
Micron Technology, Inc. 7.50%, 9/15/23(a)		12	12,420
Seagate HDD Cayman 4.75%, 6/01/23-1/01/25		17	13,083
4.875%, 6/01/27(a)		5	3,515
Western Digital Corp. 7.375%, 4/01/23(a)		24	24,225

			78,168

			320,033

30	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.1%
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67	U.S.$	20	$15,475

Total Corporates – Investment Grade (cost $903,307)			905,429

BANK LOANS – 2.7%
Industrial – 2.7%
Basic – 0.5%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 4.25% (LIBOR 1 Month + 3.25%), 6/30/19(k)		50	46,905
Ineos US Finance LLC 4.25% (LIBOR 1 Month + 3.25%), 3/31/22(k)		25	24,567
Magnetation LLC 12.00%, 7/07/16(d)(i)(j)		40	16,006

			87,478

Consumer Cyclical - Entertainment – 0.1%
NCL Corporation Ltd. (aka Norwegian Cruise Lines) 4.00% (LIBOR 3 Month + 3.25%), 11/19/21(k)		4	3,834
Seaworld Parks & Entertainment, Inc. (f/k/a SW Acquisitions Co., Inc.) 4.00% (LIBOR 3 Month + 3.25%), 5/14/20(k)		20	19,869

			23,703

Consumer Cyclical - Other – 0.3%
Beazer Homes USA, Inc. 6.406% (LIBOR 3 Month + 5.50%), 3/11/18(k)		10	9,900
La Quinta Intermediate Holdings L.L.C. 3.75% (LIBOR 3 Month + 2.75%), 4/14/21(k)		20	19,651
Scientific Games International, Inc. 6.00% (LIBOR 3 Month + 5.00%), 10/01/21(k)		20	19,616

			49,167

Consumer Cyclical - Retailers – 0.5%
J.C. Penney Corporation, Inc. 6.00% (LIBOR 3 Month + 5.00%), 5/22/18(k)		35	34,891

AB HIGH YIELD PORTFOLIO •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Petco Animal Supplies, Inc. 5.75% (LIBOR 3 Month + 4.75%), 1/26/23(k)	U.S.$	50	$50,152

			85,043

Consumer Non-Cyclical – 0.6%
Acadia Healthcare Company, Inc. 4.50% (LIBOR 1 Month + 3.75%), 2/16/23(k)		7	6,951
Air Medical Group Holdings, Inc. 4.25% (LIBOR 3 Month + 3.25%), 4/28/22(k)		13	13,040
DJO Finance LLC 4.25% (LIBOR 3 Month + 3.25%), 6/08/20(k)		20	19,376
Grifols Worldwide Operations Limited 3.435% (LIBOR 1 Month + 3.00%), 2/27/21(k)		10	9,831
Immucor, Inc. (fka IVD Acquisition Corporation) 5.00% (LIBOR 3 Month + 3.75%), 8/19/18(k)		18	17,056
Mallinckrodt International Finance S.A. 3.50% (LIBOR 3 Month + 2.75%), 3/19/21(k)		25	24,521
Ortho-Clinical Diagnostics Holdings Luxembourg S.Ã€ R.L. 4.75% (LIBOR 3 Month + 3.75%), 6/30/21(k)		9	8,873
Vizient, Inc. 6.25% (LIBOR 3 Month + 5.25%), 2/13/23(k)		8	7,566

			107,214

Other Industrial – 0.2%
Manitowoc Foodservice, Inc. 5.75% (LIBOR 1 Month + 4.75%), 3/03/23(k)		2	1,979
Sedgwick Claims Management Services, Inc. 3.75% (LIBOR 3 Month + 2.75%), 3/01/21(k)		20	19,550
Travelport Finance (Luxembourg) S.Ã r.l. 5.75% (LIBOR 3 Month + 4.75%), 9/02/21(k)		23	23,155

			44,684

Technology – 0.5%
Avago Technologies Cayman Holdings Ltd. 4.25% (LIBOR 3 Month + 3.50%), 2/01/23(k)		20	20,004

32	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

BMC Software Finance Inc. 5.00% (LIBOR 3 Month + 4.00%), 9/10/20(k)	U.S.$	32	$27,317
Solera, LLC (Solera Finance, Inc.) 5.75% (LIBOR 3 Month + 4.75%), 2/28/23(k)		40	40,150

			87,471

Total Bank Loans (cost $499,039)			484,760

GOVERNMENTS – TREASURIES – 2.5%
United States – 2.5%
U.S. Treasury Notes 1.875%, 8/31/22 (cost $439,576)		440	449,195

		Shares
COMMON STOCKS – 1.8%
Consumer Discretionary – 1.0%
Automobiles – 0.1%
General Motors Co.		760	24,168

Hotels, Restaurants & Leisure – 0.4%
eDreams ODIGEO SA(f)		5,140	14,036
Eldorado Resorts, Inc.(f)		1,332	17,463
International Game Technology PLC		1,000	17,340
Las Vegas Sands Corp.		450	20,317

			69,156

Household Durables – 0.2%
Hovnanian Enterprises, Inc. – Class A(f)		1,894	3,163
MDC Holdings, Inc.		637	15,677
Taylor Morrison Home Corp. – Class A(f)		800	11,520

			30,360

Internet & Catalog Retail – 0.1%
Travelport Worldwide Ltd.		1,430	19,949

Media – 0.2%
Clear Channel Outdoor Holdings, Inc. – Class A		2,000	10,220
DISH Network Corp. – Class A(f)		150	7,393
Townsquare Media, Inc. – Class A(f)		1,300	13,832

			31,445

			175,078

Energy – 0.2%
Energy Equipment & Services – 0.0%
Vantage Drilling International(f)(j)		54	5,130

AB HIGH YIELD PORTFOLIO •	33

Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 0.2%
Chesapeake Energy Corp.	1,459	$10,023
EP Energy Corp. – Class A(f)	2,616	12,844
Triangle Petroleum Corp.(f)	1,385	622

		23,489

		28,619

Financials – 0.0%
Diversified Financial Services – 0.0%
iPayment, Inc.(d)(f)(j)	579	1,911

Health Care – 0.1%
Health Care Providers & Services – 0.1%
Community Health Systems, Inc.(f)	540	10,303
LifePoint Health, Inc.(f)	260	17,566

		27,869

Industrials – 0.2%
Building Products – 0.1%
Nortek, Inc.(f)	359	16,930

Machinery – 0.1%
Navistar International Corp.(f)	1,377	20,779

Trading Companies & Distributors – 0.0%
Emeco Holdings Ltd.(f)	55,000	1,255

		38,964

Information Technology – 0.1%
Technology Hardware, Storage & Peripherals – 0.1%
EMC Corp./MA	710	18,538

Materials – 0.1%
Chemicals – 0.1%
LyondellBasell Industries NV – Class A	110	9,094

Metals & Mining – 0.0%
ArcelorMittal (New York)	1,524	8,580

		17,674

Utilities – 0.1%
Independent Power and Renewable Electricity Producers – 0.1%
Dynegy, Inc.(f)	768	13,540

Total Common Stocks (cost $397,233)		322,193

34	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.2%
Non-Agency Fixed Rate CMBS – 1.2%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.657%, 7/10/47(a)	U.S.$	50	$41,824
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.113%, 1/10/47(a)		100	85,170
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 5.05%, 1/15/47(a)		100	84,774

Total Commercial Mortgage-Backed Securities (cost $243,540)			211,768

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.0%
Risk Share Floating Rate – 0.9%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.589% (LIBOR 1 Month + 7.15%), 7/25/23(k)		50	58,103
Series 2013-DN2, Class M2 4.683% (LIBOR 1 Month + 4.25%), 11/25/23(k)		50	50,779
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 5.689% (LIBOR 1 Month + 5.25%), 10/25/23(k)		50	53,229

			162,111

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/36		27	22,431

Total Collateralized Mortgage Obligations (cost $194,428)			184,542

		Shares
PREFERRED STOCKS – 0.5%
Financial Institutions – 0.4%
Banking – 0.4%
GMAC Capital Trust I 6.402%		925	23,190

AB HIGH YIELD PORTFOLIO •	35

Portfolio of Investments

Company		Shares	U.S. $ Value

US Bancorp Series F 6.50%		2,000	$59,120

			82,310

Industrial – 0.1%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%(f)		325	871

Energy – 0.1%
Halcon Resources Corp. 5.75%		35	1,201
Sanchez Energy Corp. 4.875%		550	11,467
SandRidge Energy, Inc. 8.50%		200	540

			13,208

			14,079

Total Preferred Stocks (cost $122,088)			96,389

INVESTMENT COMPANIES – 0.3%
Funds and Investment Trusts – 0.3%
iShares Russell 2000 ETF (cost $49,298)		434	48,764

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 0.3%
Brazil – 0.2%
Petrobras Global Finance BV 6.75%, 1/27/41	U.S.$	45	35,199

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		10	8,175

Total Governments – Sovereign Agencies (cost $37,858)			43,374

EMERGING MARKETS – TREASURIES – 0.1%
Brazil – 0.1%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50 (cost $26,158)	BRL	30	24,682

36	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

Company		Contracts	U.S. $ Value

OPTIONS PURCHASED – PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
Boardwalk Real Estate Investment Trust Expiration: May 2016, Exercise Price: CAD 50.00(f)(n)		1,300	$250
SPDR S&P 500 ETF Trust Expiration: May 2016, Exercise Price: $ 190.00(f)(o)		58	1,392
SPDR S&P 500 ETF Trust Expiration: May 2016, Exercise Price: $ 198.00(f)(o)		64	4,704
SPDR S&P 500 ETF Trust Expiration: Jun 2016, Exercise Price: $ 195.00(f)(o)		21	3,518

Total Options Purchased – Puts (premiums paid $10,970)			9,864

OPTIONS PURCHASED – CALLS – 0.1%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P Oil & Gas Exploration & Production ETF Expiration: Jun 2016, Exercise Price: $ 37.00(f)(o)		59	9,499

Options on Equities – 0.0%
Valeant Pharmaceuticals International, Inc. Expiration: Jun 2016, Exercise Price: $ 65.00(f)(o)		12	174

Total Options Purchased – Calls (premiums paid $3,767)			9,673

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 0.1%
Venezuela – 0.1%
Venezuela Government International Bond 9.25%, 9/15/27 (cost $17,825)	U.S.$	20	8,525

		Shares
WARRANTS – 0.0%
iPayment Holdings, Inc., expiring 12/29/22(d)(f)(j) (cost $4,219)		11,721	6,212

AB HIGH YIELD PORTFOLIO •	37

Portfolio of Investments

Company		Shares		U.S. $ Value

SHORT-TERM INVESTMENTS – 12.2%
Investment Companies – 11.3%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.36%(p)(q) (cost $2,015,648)		2,015,648		$2,015,648

		Principal Amount (000)
Time Deposits – 0.9%
BBH Grand Cayman (0.527)%, 5/02/16	EUR	– 0	–^	157
(0.37)%, 5/02/16	JPY	– 0	–^	– 0	–†
0.05%, 5/02/16	CAD	– 0	–^	1
0.08%, 5/03/16	GBP	– 0	–^	1
0.955%, 5/02/16	AUD	– 0	–^	– 0	–†
6.75%, 5/03/16	ZAR	2		113
Sumitomo, Tokyo 0.15%, 5/02/16	U.S.$	150		150,474

Total Time Deposits (cost $150,774)				150,746

Total Short-Term Investments (cost $2,166,422)				2,166,394

Total Investments – 97.2% (cost $18,094,688)				17,277,652
Other assets less liabilities – 2.8%				504,385

Net Assets – 100.0%				$17,782,037

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	3	June 2016	$100,890	$102,427	$1,537
U.S. T-Note 10 Yr (CBT) Futures	6	June 2016	782,484	780,375	(2,109)

Sold Contracts
Russell 2000 Mini Futures	1	June 2016	106,240	112,760	(6,520)
S&P 500 E-Mini Futures	4	June 2016	402,412	411,820	(9,408)

					$(16,500)

38	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	GBP	156	USD	222	5/12/16	$(6,880)
Brown Brothers Harriman & Co.	USD	6	GBP	4	5/12/16	200
Brown Brothers Harriman & Co.	EUR	573	USD	626	5/13/16	(31,062)
Brown Brothers Harriman & Co.	USD	313	EUR	278	5/13/16	5,251
Brown Brothers Harriman & Co.	JPY	5,363	USD	48	5/20/16	(2,349)
Brown Brothers Harriman & Co.	USD	48	JPY	5,359	5/20/16	2,237
Brown Brothers Harriman & Co.	USD	83	NOK	694	6/15/16	2,698
Brown Brothers Harriman & Co.	USD	42	SEK	341	6/15/16	449
Brown Brothers Harriman & Co.	USD	84	MXN	1,482	6/17/16	1,357
Brown Brothers Harriman & Co.	CAD	111	USD	85	6/23/16	(3,709)
Brown Brothers Harriman & Co.	SGD	114	USD	85	7/15/16	(107)
Goldman Sachs Bank USA	TWD	3,042	USD	93	5/20/16	(1,052)
JPMorgan Chase Bank	BRL	30	USD	9	5/03/16	(244)
JPMorgan Chase Bank	USD	9	BRL	30	5/03/16	30
JPMorgan Chase Bank	USD	9	BRL	30	6/02/16	229
Royal Bank of Scotland PLC	USD	42	PEN	142	5/13/16	1,011
Royal Bank of Scotland PLC	USD	45	RUB	3,096	6/16/16	2,682
Royal Bank of Scotland PLC	CNY	529	USD	81	7/15/16	(165)
Standard Chartered Bank	BRL	30	USD	9	5/03/16	(29)
Standard Chartered Bank	USD	8	BRL	30	5/03/16	477
Standard Chartered Bank	KRW	98,024	USD	85	7/15/16	(366)

						$(29,342)

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P Oil & Gas Exploration & Production ETF(o)	59	$41.00	June 2016	$352	$(2,832)
Valeant Pharmaceuticals International, Inc.(o)	12	85.00	June 2016	403	(84)

				$755	$(2,916)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(o)	58	$185.00	May 2016	$1,390	$(754)
SPDR S&P 500 ETF Trust(o)	64	188.00	May 2016	1,537	(1,152)
SPDR S&P 500 ETF Trust(o)	21	185.00	June 2016	1,217	(1,512)

				$4,144	$(3,418)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Call – CDX-NAHY Series 26, 5 Year Index	Citibank, NA	Sell	104.00%	6/15/16	$445	$1,624	$(1,167)

AB HIGH YIELD PORTFOLIO •	39

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)%	4.29%		$170	$(5,791)	$(3,100)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)	4.29		170	(5,791)	(3,694)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)	4.29		560	(19,075)	(21,813)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	4.35		250	(8,555)	(5)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)	4.35		48	(1,643)	(954)
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	(5.00)	3.09	EUR	156	(13,841)	744
Norske Skogindustrier ASA, 7.000%, 6/26/17, 6/20/20*	(5.00)	40.73		2	1,761	1,749

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.63		$344	19,327	5,210
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.63		143	8,020	2,148
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29		48	1,635	698
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29		162	5,518	5,791
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29		112	3,815	4,243
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29		112	3,815	3,964
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29		112	3,815	1,166
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29		90	3,066	3,483
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29		164	5,587	7,151
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29		60	2,044	1,714
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29		13	442	317
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29		17	579	427
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29		10	341	242

					$5,069	$9,481

*	Termination date

40	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$300	1/15/26	1.978%	3 Month LIBOR	$(9,881)
Citigroup Global Markets, Inc./(CME Group)	170	2/16/26	1.625%	3 Month LIBOR	625
Citigroup Global Markets, Inc./(CME Group)	150	3/31/26	1.693%	3 Month LIBOR	(113)
Citigroup Global Markets, Inc./(CME Group)	100	5/03/26	1.770%	3 Month LIBOR	(637)

					$(10,006)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Credit Suisse International
Western Union Co., 3.650%, 8/22/18, 9/20/17*	(1.00)%	0.26%		$60	$(654)	$(370)	$(284)
Goldman Sachs International
British Telecommunications PLC, 5.750% 12/07/28, 6/20/20*	(1.00)	0.70	EUR	170	(2,645)	(3,802)	1,157
Sale Contracts
Barclays Bank PLC
Altice Finco S.A., 9.000% 6/15/23, 12/20/20*	5.00	4.00		40	2,089	1,661	428
Unitymedia GmbH, 6.125% 1/15/25, 12/20/20*	5.00	2.13		70	10,602	10,672	(70)
Citibank, NA
Advanced Micro Devices, Inc., 7.750%, 8/01/20, 9/20/20*	5.00	9.12		$20	(2,645)	(4,281)	1,636
Credit Suisse International
Altice Finco S.A., 9.000% 6/15/23, 12/20/20*	5.00	4.00	EUR	100	5,221	4,123	1,098
Numericable-SFR Sas, 5.375% 5/15/22, 12/20/20*	5.00	3.43		80	6,499	6,472	27

AB HIGH YIELD PORTFOLIO •	41

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)			Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Western Union Co., 3.650%, 8/22/18, 9/20/19*	1.00%	0.81%		$	40	$257	$(378)	$635
Goldman Sachs International
iHeartCommunications, Inc., 6.875% 6/15/18, 12/20/20*	5.00	50.05			15	(11,172)	(11,498)	326
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	14.80			10	(2,998)	(2,355)	(643)
Wind Acquisition Finance S.A., 7.000% 4/23/21, 9/20/20*	5.00	5.15	EU	R	30	(63)	2,991	(3,054)
JPMorgan Chase Bank, NA
Virgin Media Finance PLC, 7.000% 4/15/23, 9/20/19*	5.00	2.17			60	6,734	5,078	1,656
Wind Acquisition Finance S.A., 11.750% 7/15/17, 9/20/19*	5.00	4.25			70	2,182	4,275	(2,093)
Morgan Stanley & Co. International PLC
AK Steel Corp., 7.625% 5/15/20, 9/20/19*	5.00	8.77	$		30	(2,850)	246	(3,096)
MGM Resorts International, 7.625% 1/15/17, 9/20/19*	5.00	1.33			40	5,013	2,925	2,088
U.S. Steel Corp., 6.650% 6/01/37, 9/20/19*	5.00	5.62			20	(356)	770	(1,126)

						$15,214	$16,529	$(1,315)

*	Termination date

42	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
iBoxx USD Liquid High Yield Index	2,449	LIBOR	USD	560	6/20/16	$13,221
iBoxx USD Liquid High Yield Index	799	LIBOR		181	6/20/16	6,013
iBoxx USD Liquid High Yield Index	702	LIBOR		159	6/20/16	5,192
iBoxx USD Liquid High Yield Index	199	LIBOR		45	6/20/16	1,693
iBoxx USD Liquid High Yield Index	195	LIBOR		44	6/20/16	1,564
iBoxx USD Liquid High Yield Index	283	LIBOR		65	6/20/16	1,339
iBoxx USD Liquid High Yield Index	1,543	LIBOR		360	6/20/16	991
iBoxx USD Liquid High Yield Index	98	LIBOR		22	6/20/16	833
iBoxx USD Liquid High Yield Index	97	LIBOR		22	6/20/16	815
iBoxx USD Liquid High Yield Index	118	LIBOR		27	6/20/16	562
iBoxx USD Liquid High Yield Index	74	LIBOR		17	6/20/16	396
JPMorgan Chase Bank, NA iBoxx USD Liquid High Yield Index	122	LIBOR		28	6/20/16	583

						$33,202

^	Principal amount less than 500.

†	Less than $0.50.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate market value of these securities amounted to $4,223,782 or 23.8% of net assets.

(b)	Security is in default and is non-income producing.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of April 30, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	7/17/14	$36,771	$1,750	0.01%

(d)	Fair valued by the Adviser.

(e)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Momentive Performance Materials, Inc. 8.875%, 10/15/20	7/16/14	$	– 0	–	$	– 0	–	0.00%

(f)	Non-income producing security.

(g)	Convertible security.

(h)	Variable rate coupon, rate shown as of April 30, 2016.

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2016.

(j)	Illiquid security.

(k)	Floating Rate Security. Stated interest rate was in effect at April 30, 2016.

(l)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2016.

AB HIGH YIELD PORTFOLIO •	43

Portfolio of Investments

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	One contract relates to 1 share.

(o)	One contract relates to 100 shares.

(p)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(q)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

PEN – Peruvian Sol

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

44	• AB HIGH YIELD PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $16,079,040)	$15,262,004
Affiliated issuers (cost $2,015,648)	2,015,648
Foreign currencies, at value (cost $882)	915
Dividends and interest receivable	258,264
Cash collateral due from broker	277,025
Receivable for investment securities sold	226,072
Upfront premiums paid on credit default swaps	39,213
Unrealized appreciation of total return swaps	33,202
Receivable from Adviser	26,817
Unrealized appreciation on forward currency exchange contracts	16,621
Unrealized appreciation on credit default swaps	9,051
Receivable for capital stock sold	5,700
Receivable for variation margin on exchange-traded derivatives	2,099

Total assets	18,172,631

Liabilities
Payable for investment securities purchased	132,200
Dividends payable	59,987
Audit and tax fee payable	53,517
Unrealized depreciation on forward currency exchange contracts	45,963
Custody fee payable	36,613
Upfront premiums received on credit default swaps	22,684
Unrealized depreciation on credit default swaps	10,366
Options written, at value (premiums received $4,899)	6,334
Transfer Agent fee payable	2,662
Swaptions written, at value (premiums received of $1,624)	1,167
Payable for variation margin on exchange-traded derivatives	1,046
Due to Custodian	353
Distribution fee payable	277
Payable for capital stock redeemed	75
Accrued expenses and other liabilities	17,350

Total liabilities	390,594

Net Assets	$17,782,037

Composition of Net Assets
Capital stock, at par	$1,953
Additional paid-in capital	19,674,601
Distributions in excess of net investment income	(68,286)
Accumulated net realized loss on investment and foreign currency transactions	(994,313)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(831,918)

$17,782,037

See notes to financial statements.

AB HIGH YIELD PORTFOLIO •	45

Statement of Assets & Liabilities

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$743,620	81,708	$9.10	*

C	$175,535	19,285	$9.10

Advisor	$535,716	58,836	$9.11

R	$9,106	1,000.200	$9.10

K	$9,106	1,000.200	$9.10

I	$16,299,848	1,790,331	$9.10

Z	$9,106	1,000.200	$9.10

*	The maximum offering price per share for Class A shares was $9.50, which reflects a sales charge of 4.25%.

See notes to financial statements.

46	• AB HIGH YIELD PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2016 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $59)	$496,933
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $26)	15,896
Affiliated issuers	2,255
Other income	65	$515,149

Expenses
Advisory fee (see Note B)	52,872
Distribution fee—Class A	1,813
Distribution fee—Class C	709
Distribution fee—Class R	22
Distribution fee—Class K	11
Transfer agency—Class A	5,765
Transfer agency—Class C	892
Transfer agency—Advisor Class	2,188
Transfer agency—Class R	3
Transfer agency—Class K	2
Transfer agency—Class I	1,565
Transfer agency—Class Z	1
Audit and tax	56,229
Custodian	49,054
Registration fees	46,743
Administrative	27,557
Legal	19,204
Directors’ fees	10,485
Printing	8,707
Miscellaneous	13,362

Total expenses	297,184
Less: expenses waived and reimbursed by the Adviser (see Note B)	(224,118)

Net expenses		73,066

Net investment income		442,083

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(494,657)
Swaps		(67,672)
Futures		34,488
Options written		951
Swaptions written		3,036
Foreign currency transactions		(3,604)
Net change in unrealized appreciation/depreciation on:
Investments		317,663
Swaps		(29,408)
Futures		(7,550)
Options written		(4,882)
Swaptions written		139
Foreign currency denominated assets and liabilities		(24,598)

Net loss on investment and foreign currency transactions		(276,094)

Net Increase in Net Assets from Operations		$165,989

See notes to financial statements.

AB HIGH YIELD PORTFOLIO •	47

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$442,083		$788,959
Net realized loss on investment and foreign currency transactions	(527,458)		(341,795)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	251,364		(815,603)

Net increase (decrease) in net assets from operations	165,989		(368,439)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(59,459)		(21,264)
Class C	(4,091)		(3,905)
Advisor Class	(12,085)		(7,335)
Class R	(289)		(422)
Class K	(299)		(446)
Class I	(556,156)		(844,746)
Class Z	(310)		(470)
Net realized gain on investment and foreign currency transactions
Class A	– 0	–	(52)
Class C	– 0	–	(122)
Advisor Class	– 0	–	(191)
Class R	– 0	–	(14)
Class K	– 0	–	(14)
Class I	– 0	–	(24,706)
Class Z	– 0	–	(14)
Capital Stock Transactions
Net increase (decrease)	(1,434,635)		992,821

Total decrease	(1,901,335)		(279,319)
Net Assets
Beginning of period	19,683,372		19,962,691

End of period (including distributions in excess of net investment income of $(68,286) and undistributed net investment income of $122,320, respectively)	$17,782,037		$19,683,372

See notes to financial statements.

48	• AB HIGH YIELD PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Bond Fund, Inc. The Fund, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation: AB Intermediate Bond Portfolio, AB Bond Inflation Strategy Portfolio, AB Municipal Bond Inflation Strategy Portfolio, AB All Market Real Return Portfolio, AB Limited Duration High Income Portfolio, AB Government Reserves Portfolio, AB Tax-Aware Fixed Income Portfolio, AB Credit Long/Short Portfolio, AB High Yield Portfolio and AB Income Fund. They are each diversified Portfolios, with the exception of AB Credit Long/Short Portfolio and AB High Yield Portfolio, which are non-diversified. AB Credit Long/Short Portfolio commenced operations on May 7, 2014. AB High Yield Portfolio commenced operations on July 15, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB High Yield Portfolio (the “Portfolio”). Prior to January 20, 2015, the Portfolio was known as AllianceBernstein High Yield Portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently publicly offered. As of April 30, 2016, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

AB HIGH YIELD PORTFOLIO •	49

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s

50	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

AB HIGH YIELD PORTFOLIO •	51

Notes to Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived

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Notes to Financial Statements

credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$12,238,385		$67,503	^	$12,305,888
Corporates – Investment Grade		– 0	–	905,429		– 0	–	905,429
Bank Loans		– 0	–	456,875		27,885		484,760
Governments – Treasuries		– 0	–	449,195		– 0	–	449,195
Common Stocks		301,116		19,166		1,911		322,193
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	211,768		211,768
Collateralized Mortgage Obligations		– 0	–	184,542		– 0	–	184,542
Preferred Stocks		83,181		13,208		– 0	–	96,389
Investment Companies		48,764		– 0	–	– 0	–	48,764
Governments – Sovereign Agencies		– 0	–	43,374		– 0	–	43,374
Emerging Markets – Treasuries		– 0	–	24,682		– 0	–	24,682
Options Purchased – Puts		– 0	–	9,864		– 0	–	9,864
Options Purchased – Calls		– 0	–	9,673		– 0	–	9,673
Emerging Markets – Sovereigns		– 0	–	8,525		– 0	–	8,525
Warrants		– 0	–	– 0	–	6,212		6,212
Short-Term Investments:
Investment Companies		2,015,648		– 0	–	– 0	–	2,015,648
Time Deposits		– 0	–	150,746		– 0	–	150,746

Total Investments in Securities		2,448,709		14,513,664		315,279		17,277,652
Other Financial Instruments*:
Assets
Futures		– 0	–	1,537		– 0	–	1,537	†
Forward Currency Exchange Contracts		– 0	–	16,621		– 0	–	16,621
Centrally Cleared Credit Default Swaps		– 0	–	39,047		– 0	–	39,047	†
Centrally Cleared Interest Rate Swaps		– 0	–	625		– 0	–	625	†
Credit Default Swaps		– 0	–	9,051		– 0	–	9,051
Total Return Swaps		– 0	–	33,202		– 0	–	33,202

AB HIGH YIELD PORTFOLIO •	53

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Liabilities
Futures	$(18,037)	$	– 0	–	$	– 0	–	$(18,037	)†
Forward Currency Exchange Contracts	– 0	–	(45,963)	– 0	–	(45,963)
Call Options Written	– 0	–	(2,916)	– 0	–	(2,916)
Put Options Written	– 0	–	(3,418)	– 0	–	(3,418)
Credit Default Swaptions Written	– 0	–	(1,167)	– 0	–	(1,167)
Centrally Cleared Credit Default Swaps	– 0	–	(29,566)	– 0	–	(29,566	)†
Centrally Cleared Interest Rate Swaps	– 0	–	(10,631)	– 0	–	(10,631	)†
Credit Default Swaps	– 0	–	(10,366)	– 0	–	(10,366)

Total**	$2,430,672	$14,509,720	$315,279	$17,255,671

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include written options and swaptions which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/depreciation on exchange-traded derivatives as reported in the portfolio of investments.

**	There were de minimis transfers between level 1 and level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Corporates - Non-Investment Grade#	Bank Loans	Common Stocks	Commercial Mortgage- Backed Securities
Balance as of 10/31/15	$182,978	$396,027	$2,982	$225,864
Accrued discounts/ (premiums)	(1,121)	(219)	– 0	–	115
Realized gain (loss)	(25,133)	(5,501)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	22,619	(14,619)	(1,071)	(14,211)
Purchases	– 0	–	42,630	– 0	–	– 0	–
Sales	(111,840)	(272,086)	– 0	–	– 0	–
Transfers into level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of level 3	– 0	–	(118,347)	– 0	–	– 0	–

Balance as of 4/30/16	$67,503	$27,885	$1,911	$211,768

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16**	$188	$(19,668)	$(1,071)	$(14,211)

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Notes to Financial Statements

Collateralized Mortgage Obligations	Warrants	Total
Balance as of 10/31/15	$185,028	$11,721	$1,004,600
Accrued discounts/(premiums)	– 0	–	– 0	–	(1,225)
Realized gain (loss)	– 0	–	– 0	–	(30,634)
Change in unrealized appreciation/ depreciation	– 0	–	(5,509)	(12,791)
Purchases	– 0	–	– 0	–	42,630
Sales	– 0	–	– 0	–	(383,926)
Transfers into level 3	– 0	–	– 0	–	– 0	–
Transfers out of level 3	(185,028)	– 0	–	(303,375)

Balance as of 4/30/16	$	– 0	–	$6,212	$315,279	+

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16**	$	– 0	–	$(5,509)	$(40,271)

#	The Portfolio held securities with zero market value at period end.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	An amount of $303,375 was transferred out of Level 3 into Level 2 due to increase in observability of inputs during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at April 30, 2016. Securities priced by (i) third party vendors or (ii) using prior transaction prices, which approximates fair value, are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/2016	Valuation Technique	Unobservable Input	Range / Weighted Average
Bank Loans	$16,006	Market Approach	EBITDA* Projection	$28mm-$70mm / N/A
			EBITDA* Multiple	6x / N/A
			Scrap Value	$110mm / N/A
Common Stocks	$1,911	Market Approach	EBITDA* Projection	$94mm / N/A
			EBITDA* Multiples	8.5X / N/A
Warrants	$6,212	Option Pricing Model	Exercise Price	$6.64 / N/A
			Expiration Date	June, 2019 / N/A
			EV Volatility %	50% / N/A

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In

AB HIGH YIELD PORTFOLIO •	55

Notes to Financial Statements

particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily comparisons of security valuation versus prior day for all securties that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation on foreign currency denominated assets and liabilities.

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Notes to Financial Statements

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a prorate basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $142,762 were deferred and amortized on a straight line basis over a one year period starting from July 15, 2014 (commencement of operations).

AB HIGH YIELD PORTFOLIO •	57

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, ..55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.05%, 1.80%, .80%, 1.30%, 1.05%, .80%, and .80% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2014 are subject to repayment by the Portfolio until October 31, 2017. Any fees waived and expenses borne by the Adviser from November 1, 2014 to July 14, 2015 are subject to repayment by the Portfolio until October 31, 2018, provided that no repayment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentage set forth per the Expense Caps. The Expense Caps may not be terminated before January 31, 2017. For the period ended April 30, 2016, such waiver/reimbursement amounted to $196,561.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the period ended April 30, 2016, the Adviser voluntarily agreed to waive such fees in the amount of $27,557.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,985 for the period ended April 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $272 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period ended April 30, 2016.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no

58	• AB HIGH YIELD PORTFOLIO

Notes to Financial Statements

investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended April 30, 2016 is as follows:

Market Value October 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2016 (000)	Dividend Income (000)
$1,992	$4,053	$4,029	$2,016	$2

Brokerage commissions paid on investment transactions for the period ended April 30, 2016 amounted to $2,427, none of which was paid to Sanford C. Bernstein & Co. LLC or Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $1,188 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,963,238		$4,853,589
U.S. government securities	– 0	–	161,200

AB HIGH YIELD PORTFOLIO •	59

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, written options, swaps and futures contracts) are as follows:

Gross unrealized appreciation	$403,724
Gross unrealized depreciation	(1,220,760)

Net unrealized depreciation	$(817,036)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed

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Notes to Financial Statements

to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a future, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value

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Notes to Financial Statements

should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At April 30, 2016, the maximum payments for written put options amounted to $2,664,700. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premiums received upon entering into the contract.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended April 30, 2016, the Portfolio held purchased options for hedging and non-hedging purposes.

During the six months ended April 30, 2016, the Portfolio held written options for hedging and non-hedging purposes.

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Notes to Financial Statements

For the six months ended April 30, 2016, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/15	164		$8,803
Options written	501		16,094
Options expired	(244)		(8,688)
Options bought back	(207)		(11,310)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 4/30/16	214		$4,899

For the six months ended April 30, 2016, the Portfolio had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/15	$660,000		$594
Swaptions written	2,445,000		4,119
Swaptions expired	(2,140,000)		(2,153)
Swaptions bought back	(520,000)		(936)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 4/30/16	$445,000		$1,624

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the

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Notes to Financial Statements

Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation on swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk

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Notes to Financial Statements

exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2016, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $940,000.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or

AB HIGH YIELD PORTFOLIO •	65

Notes to Financial Statements

other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the six months ended April 30, 2016, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2016, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2016, the Portfolio held total return swaps for hedging and non-hedging purposes.

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Notes to Financial Statements

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB HIGH YIELD PORTFOLIO •	67

Notes to Financial Statements

At April 30, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on exchange-traded derivatives	$625	*	Payable for variation margin on exchange-traded derivatives	$12,740	*
Interest rate contracts	Unrealized appreciation on total return swaps	33,202

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	16,621		Unrealized depreciation on forward currency exchange contracts	45,963

Credit contracts	Unrealized appreciation on credit default swaps	9,051		Unrealized depreciation on credit default swaps	10,366

Credit contracts	Receivable for variation margin on exchange-traded derivatives	39,047	*	Payable for variation margin on exchange-traded derivatives	29,566	*

Credit contracts				Swaptions written, at value	1,167

Equity contracts	Receivable for variation margin on exchange-traded derivatives	1,537	*	Payable for variation margin on exchange-traded derivatives	15,928	*

Equity contracts	Investment in securities, at value	19,537		Options written, at value	6,334

Total		$119,620			$122,064

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(103,245)	$5,276

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	24,418	(242)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(3,441)	3,237

Interest rate contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	1,725	(2,647)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	(350)	(25,315)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(8,963)	1,495

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	35,573	(34,684)

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	$3,036	$139

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	10,070	(7,308)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(3,709)	11,765

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	(774)	(2,235)

Total		$(45,660)	$(50,519)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended April 30, 2016:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$640,456
Average notional amount of sale contracts	$1,456,376

Centrally Cleared Interest Rate Swaps:
Average notional amount	$527,500	(a)

Credit Default Swaps:
Average notional amount of buy contracts	$246,928
Average notional amount of sale contracts	$691,810

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$361,308
Average principal amount of sale contracts	$1,055,136

Futures:
Average original value of buy contracts	$689,063
Average original value of sale contracts	$282,371

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Notes to Financial Statements

Total Return Swaps:
Average notional amount	$2,517,200	(a)

Purchased Options:
Average monthly cost	$15,092

(a)	Positions were open for four months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of April 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$21,386		$(6,334)		$	– 0	–	$	– 0	–	$15,052

Total	$21,386		$(6,334)		$	– 0	–	$	– 0	–	$15,052

OTC Derivatives:
Barclays Bank PLC	$12,691	$	– 0	–	$	– 0	–	$	– 0	–	$12,691
Brown Brothers Harriman & Co.	12,192		(12,192)			– 0	–		– 0	–	– 0	–
Citibank, N.A.	32,619		(3,812)			– 0	–		– 0	–	28,807
Credit Suisse International	11,977		(654)			– 0	–		– 0	–	11,323
Deutsche Bank AG	250		– 0	–		– 0	–		– 0	–	250
JPMorgan Chase Bank, NA	9,758		(244)			– 0	–		– 0	–	9,514
Morgan Stanley & Co. International PLC	5,013		(3,206)			– 0	–		– 0	–	1,807
Royal Bank of Scotland PLC	3,693		(165)			– 0	–		– 0	–	3,528
Standard Chartered Bank	477		(395)			– 0	–		– 0	–	82

Total	$88,670		$(20,668)		$	– 0	–	$	– 0	–	$68,002	^

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Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged**			Security Collateral Pledged**			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc*	$1,047	$	– 0	–		$(1,047)		$	– 0	–	$	– 0	–
Morgan Stanley & Co., LLC*	6,334		(6,334)			– 0	–		– 0	–		– 0	–

Total	$7,381		$(6,334)			$(1,047)		$	– 0	–	$	– 0	–

OTC Derivatives:
Brown Brothers Harriman & Co.	44,107		(12,192)			– 0	–		– 0	–		31,915
Citibank, N.A.	3,812		(3,812)			– 0	–		– 0	–		– 0	–
Credit Suisse International	654		(654)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA / Goldman Sachs International	17,930		– 0	–		– 0	–		– 0	–		17,930
JPMorgan Chase Bank, NA	244		(244)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co. International PLC	3,206		(3,206)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	165		(165)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	395		(395)			– 0	–		– 0	–		– 0	–

Total	$70,513		$(20,668)		$	– 0	–	$	– 0	–		$49,845	^

*	Cash has been posted for initial margin requirements on exchange-traded derivatives outstanding at April 30, 2016.

**	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio

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Notes to Financial Statements

may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of April 30, 2016, the Portfolio had no unfunded loan commitments or bridge loan commitments outstanding.

During the six months ended April 30, 2016, the Portfolio received no commitment fees or additional funding fees.

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Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31, 2015		Six Months Ended April 30, 2016 (unaudited)			Year Ended October 31, 2015

Class A
Shares sold	65,484		292,676			$579,373			$2,741,466

Shares issued in reinvestment of dividends	5,493		2,211			48,282			20,519

Shares redeemed	(286,116)		(979)			(2,398,082)			(9,038)

Net increase (decrease)	(215,139)		293,908			$(1,770,427)			$2,752,947

Class C
Shares sold	9,108		14,010			$78,136			$135,980

Shares issued in reinvestment of dividends	316		334			2,763			3,193

Shares redeemed	(3,034)		(2,449)			(26,257)			(23,449)

Net increase	6,390		11,895			$54,642			$115,724

Advisor Class
Shares sold	37,251		12,660			$328,110			$117,525

Shares issued in reinvestment of dividends	1,278		694			11,202			6,625

Shares redeemed	(6,838)		– 0	–		(58,162)			– 0	–

Net increase	31,691		13,354			$281,150			$124,150

Class I
Shares sold	– 0	–	– 0	–	$	– 0	–	$	– 0	–

Shares redeemed	– 0	–	(203,669)			– 0	–		(2,000,000)

Net decrease	– 0	–	(203,669)		$	– 0	–		$(2,000,000)

Class R, Class K and Class Z did not have any transactions in capital shares for the six months ended April 31, 2016 and the year ended October 31, 2015, respectively.

At April 30, 2016, the Adviser owns approximately 92% of the Portfolio’s outstanding shares.

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Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perception of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to

AB HIGH YIELD PORTFOLIO •	75

Notes to Financial Statements

exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

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Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2016 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015		2014
Distributions paid from:
Ordinary income	$903,701		$203,832
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	$903,701		$203,832

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$218,630
Accumulated capital and other losses	(451,121	)(a)
Unrealized appreciation/(depreciation)	(1,122,523	)(b)

Total accumulated earnings/(deficit)	$(1,355,014	)(c)

(a)	As of October 31, 2015, the Portfolio had a net capital loss carryforward of $451,121.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Portfolio had a net short-term capital loss carryforward of $353,432 and a net long-term capital loss carryforward of $97,689 which may be carried forward for an indefinite period.

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Notes to Financial Statements

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but not to utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

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Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31, 2015	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.24		$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.21		.38	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.05)		(.59)	(.10)

Net increase (decrease) in net asset value from operations	.16		(.21)	.00

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.45)	(.09)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.30)		(.46)	(.09)

Net asset value, end of period	$ 9.10		$ 9.24	$ 9.91

Total Return
Total investment return based on net asset value(d)	1.88%		(2.19)%	0.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$744		$2,742	$29
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(e)	1.05%	1.05	%(e)
Expenses, before waivers/reimbursements	4.15	%(e)	6.57%	49.84	%(e)
Net investment income(c)	4.70	%(e)	4.11%	3.41	%(e)
Portfolio turnover rate	19%		56%	5%

See footnote summary on page 85.

AB HIGH YIELD PORTFOLIO •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31, 2015	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.24		$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.18		.32	.07
Net realized and unrealized loss on investment and foreign currency transactions	(.05)		(.61)	(.09)

Net increase (decrease) in net asset value from operations	.13		(.29)	(.02)

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.37)	(.07)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.27)		(.38)	(.07)

Net asset value, end of period	$ 9.10		$ 9.24	$ 9.91

Total Return
Total investment return based on net asset value(d)	1.51%		(2.95)%	(0.18)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$176		$119	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.80	%(e)	1.80%	1.80	%(e)
Expenses, before waivers/reimbursements	5.52	%(e)	7.85%	56.89	%(e)
Net investment income(c)	4.09	%(e)	3.36%	2.28	%(e)
Portfolio turnover rate	19%		56%	5%

See footnote summary on page 85.

80	• AB HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31, 2015	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.24		$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.22		.42	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.04)		(.61)	(.09)

Net increase (decrease) in net asset value from operations	.18		(.19)	.01

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.47)	(.10)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.31)		(.48)	(.10)

Net asset value, end of period	$ 9.11		$ 9.24	$ 9.91

Total Return
Total investment return based on net asset value(d)	2.12%		(1.94)%	0.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$536		$251	$137
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%(e)	.80%	.80	%(e)
Expenses, before waivers/reimbursements	4.47	%(e)	7.35%	33.51	%(e)
Net investment income(c)	4.97	%(e)	4.38%	3.26	%(e)
Portfolio turnover rate	19%		56%	5%

See footnote summary on page 85.

AB HIGH YIELD PORTFOLIO •	81

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31, 2015	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.24		$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.20		.37	.08
Net realized and unrealized loss on investment and foreign currency transactions	(.05)		(.60)	(.08)

Net increase (decrease) in net asset value from operations	.15		(.23)	.00

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.43)	(.09)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.29)		(.44)	(.09)

Net asset value, end of period	$ 9.10		$ 9.24	$ 9.91

Total Return
Total investment return based on net asset value(d)	1.76%		(2.42)%	(0.03)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9		$9	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30	%(e)	1.30%	1.30	%(e)
Expenses, before waivers/reimbursements	3.79	%(e)	4.39%	4.84	%(e)
Net investment income(c)	4.55	%(e)	3.90%	2.78	%(e)
Portfolio turnover rate	19%		56%	5%

See footnote summary on page 85.

82	• AB HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31, 2015	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.24		$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.21		.40	.09
Net realized and unrealized loss on investment and foreign currency transactions	(.05)		(.61)	(.09)

Net increase (decrease) in net asset value from operations	.16		(.21)	.00

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.45)	(.09)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.30)		(.46)	(.09)

Net asset value, end of period	$ 9.10		$ 9.24	$ 9.91

Total Return
Total investment return based on net asset value(d)	1.91%		(2.17)%	0.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9		$9	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(e)	1.05%	1.05	%(e)
Expenses, before waivers/reimbursements	3.53	%(e)	4.13%	4.56	%(e)
Net investment income(c)	4.80	%(e)	4.15%	3.03	%(e)
Portfolio turnover rate	19%		56%	5%

See footnote summary on page 85.

AB HIGH YIELD PORTFOLIO •	83

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31, 2015	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.24		$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.22		.42	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.05)		(.61)	(.09)

Net increase (decrease) in net asset value from operations	.17		(.19)	.01

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.47)	(.10)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.31)		(.48)	(.10)

Net asset value, end of period	$ 9.10		$ 9.24	$ 9.91

Total Return
Total investment return based on net asset value(d)	2.02%		(1.94)%	0.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,300		$16,544	$19,757
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%(e)	.80%	.80	%(e)
Expenses, before waivers/reimbursements	3.26	%(e)	3.86%	4.27	%(e)
Net investment income(c)	5.06	%(e)	4.39%	3.29	%(e)
Portfolio turnover rate	19%		56%	5%

See footnote summary on page 85.

84	• AB HIGH YIELD PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31, 2015	July 15, 2014(a) to October 31, 2014

Net asset value, beginning of period	$ 9.24		$ 9.91	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.22		.42	.10
Net realized and unrealized loss on investment and foreign currency transactions	(.05)		(.61)	(.09)

Net increase (decrease) in net asset value from operations	.17		(.19)	.01

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.47)	(.10)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.31)		(.48)	(.10)

Net asset value, end of period	$ 9.10		$ 9.24	$ 9.91

Total Return
Total investment return based on net asset value(d)	2.01%		(1.93)%	0.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9		$9	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%(e)	.80%	.80	%(e)
Expenses, before waivers/reimbursements	3.25	%(e)	3.86%	4.30	%(e)
Net investment income(c)	5.05	%(e)	4.40%	3.28	%(e)
Portfolio turnover rate	19%		56%	5%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

AB HIGH YIELD PORTFOLIO •	85

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Gershon M. Distenfeld(2), Vice President

Sherif M. Hamid(2), Vice President

Ivan Rudolph-Shabinsky(2), Vice President

Ashish C. Shah(2), Vice President

Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc. 1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc. P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the High Yield Investment Team. Messrs. Distenfeld, Hamid, Rudolph-Shabinksy and Shah are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

86	• AB HIGH YIELD PORTFOLIO

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB High Yield Portfolio (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB HIGH YIELD PORTFOLIO •	87

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other members of the investment team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for the period ended December 31, 2014 that had been prepared with an expense limitation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2014.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a

88	• AB HIGH YIELD PORTFOLIO

wholly owned subsidiary of the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing the performance of the Class A Shares as compared with the Barclays U.S. High Yield Index (2% Issuer Cap) (the “Index”), in each case for the 1-year period ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception (July 2014 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period. The Portfolio lagged the Index in the 1-year period and outperformed the Index in the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 60 basis points was lower than the Expense Group median. The directors noted that the expense reimbursement was 10 basis points in the Portfolio’s latest fiscal period, and that as a result the rate of total compensation received by the Adviser pursuant to the Advisory Agreement was more than the Expense Group median.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Portfolio’s

AB HIGH YIELD PORTFOLIO •	89

Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AB Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal period and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Broadridge category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

90	• AB HIGH YIELD PORTFOLIO

The directors noted that the Portfolio’s total expense ratio, reflecting a cap by the Adviser, was lower than the Expense Group median and the same as the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

AB HIGH YIELD PORTFOLIO •	91

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”) in respect of AB High Yield Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b),

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

92	• AB HIGH YIELD PORTFOLIO

“an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Portfolio’s net assets on September 30, 2015.

Portfolio	Net Assets 9/30/15 ($MM)	Advisory Fee
High Yield Portfolio[4],[5]	$18.9	0.60% on 1st $2.5 billion
		0.55% on next $2.5 billion
		0.50% on the balance

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Portfolio’s fiscal year ended October 31, 2014, the Adviser received $19,919 (0.100% of the Portfolio’s average daily net assets) for providing such services but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least

3	Jones v. Harris at 1427.

4	The advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the High Income category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the High Income category is as follows: 50 bp on the first $2.5 billion, 45 bp on the next $2.5 billion, and 40 bp on the balance.

5	The Adviser manages AB High Income Fund, Inc. (“High Income Fund, Inc.”). Prior to January 25, 2008, the High Income Fund, Inc. had an emerging market debt investment strategy and was known as AB Emerging Market Debt Fund, Inc. In addition, on or around January 25, 2008, High Income Fund, Inc. merged with other retail fixed income mutual funds managed by the Adviser: AB Corporate Debt Portfolio (“Corporate Debt Portfolio”) and AB High Yield Fund, Inc. (“High Yield Fund, Inc.”). Emerging Market Debt Fund, Inc., Corporate Debt Portfolio and High Yield Fund, Inc. were categorized as High Income and accordingly, their advisory fee schedules were identical to each other under the High Income category.

AB HIGH YIELD PORTFOLIO •	93

60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the gross expense ratios of the Portfolio for the most recent semi-annual period:6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[7]	Fiscal Year End
High Yield Portfolio[8],[9]	Advisor	0.80%	9.04%	Oct. 31 (ratios as of April 30, 2015)
	Class A	1.05%	7.52%
	Class C	1.80%	9.12%
	Class R	1.30%	4.28%
	Class K	1.05%	4.01%
	Class I	0.80%	3.74%
	Class Z	0.80%	3.75%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company is more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption

6	Semi-annual total expense ratios are unaudited.

7	Annualized

8	The Rule 12b-1 fee for Class A shares of the Fund is 0.25%.

9	The Portfolio’s fiscal percentage of net assets allocated to ETFs as of July 31, 2015 is 0.55%. The Portfolio’s acquired funds expense ratio related to such ETF holdings is 0.0008%.

94	• AB HIGH YIELD PORTFOLIO

and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.10 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on September 30, 2015 net assets.11

Portfolio	Net Assets ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
High Yield Portfolio	$18.9	U.S. High Yield 0.55% on 1st $50 million 0.30% on the balance Minimum account size: $50m	0.550%	0.600%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, Taiwan, and South Korea and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[12]
High Yield Portfolio	U.S. High Yield
	Class A2	1.20%
	Class I2 (Institutional)	0.65%

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	Class A2 shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services, unlike Class I2 shares, whose fee is for investment advisory services only.

AB HIGH YIELD PORTFOLIO •	95

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The table below shows the fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio:

Portfolio	ITM Mutual Fund	Fee
High Yield Portfolio	High Yield Open Fund	1.00%

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.13,14 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Fund’s Broadridge Expense Group (“EG”)15 and the Portfolio’s contractual management fee ranking.16

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

15	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

96	• AB HIGH YIELD PORTFOLIO

investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[17]	Broadridge EG Median (%)	Broadridge EG Rank
High Yield Portfolio	0.600	0.680	3/17

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.18

Portfolio	Expense Ratio (%)[19]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
High Yield Portfolio	1.050	1.090	4/17	1.050	55/109

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative, during calendar year 2014.

17	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

18	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Most recently completed fiscal year Class A share total expense ratio.

AB HIGH YIELD PORTFOLIO •	97

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $49 and $66 in front-end sales loads and Rule 12b-1 fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $6,000 in fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating

98	• AB HIGH YIELD PORTFOLIO

expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB HIGH YIELD PORTFOLIO •	99

The information prepared by Broadridge shows the 1 year performance returns and rankings23 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)24 for the period ended July 31, 2015.25

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
High Yield Portfolio
1 year	0.19	-1.18	0.09	5/17	57/119

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmark.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Period Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
High Yield Portfolio	0.19	-0.61	4.13	0.06	1
Barclays U.S. High Yield 2% Issuer Cap Index	0.37	-0.75	4.64	0.10	1
Inception Date: July 15, 2014

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

23	The performance returns and rankings of the Portfolio are for the Fund’s Class A shares. The performance returns of the Portfolio were provided by Broadridge.

24	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio had a different investment classification/objective at a different point in time.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2015.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

100	• AB HIGH YIELD PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB HIGH YIELD PORTFOLIO •	101

AB Family of Funds

NOTES

102	• AB HIGH YIELD PORTFOLIO

NOTES

AB HIGH YIELD PORTFOLIO •	103

NOTES

104	• AB HIGH YIELD PORTFOLIO

NOTES

AB HIGH YIELD PORTFOLIO •	105

NOTES

106	• AB HIGH YIELD PORTFOLIO

NOTES

AB HIGH YIELD PORTFOLIO •	107

NOTES

108	• AB HIGH YIELD PORTFOLIO

AB HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HY-0152-0416

APR    04.30.16

SEMI-ANNUAL REPORT

AB INCOME FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

June 24, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2016.

The Fund is newly organized. The Fund acquired the assets and liabilities of AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), on April 22, 2016 (the “Reorganization”). AllianceBernstein L.P. (the “Adviser”) was the investment adviser for the Predecessor Fund, and the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund are made by the same portfolio managers. The Fund has the same investment objective as the Predecessor Fund and similar investment strategies and policies except as noted. Like the Predecessor Fund, the Fund has a principal investment strategy to normally invest at least 80% of its net assets in income-producing securities. The Fund differs from the Predecessor Fund in that the Fund has a non-fundamental policy of normally investing at least 65% of its total assets in securities of US and foreign governments, and repurchase agreements relating to US government securities, while the Predecessor Fund had a fundamental policy of investing at least 65% of its total assets in securities of the US government, and repurchase agreements relating thereto. The Fund invests at least 65% of its total assets in securities denominated in US dollars. In addition, the Fund has higher expenses (including transfer agency and shareholder servic-

ing fees), and a different advisory fee arrangement than the Predecessor Fund. The Fund is expected to be managed with somewhat less leverage and somewhat higher cash balances than the Predecessor Fund due to differences between an open-end fund and a closed-end fund.

Investment Objectives and Policies

The investment objective of the Fund is to seek high current income consistent with preservation of capital. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar- denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

AB INCOME FUND •	1

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund expects to utilize derivatives, such as options, futures contracts, forwards and swaps to a significant extent. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

Investment Results

The table on page 8 provides performance data for the Fund and its benchmark, the Barclays US Aggregate Bond Index, for the four-, six- and 12-month periods ended April 30, 2016.

The inception date for Class A and C shares was April 21, 2016; due to limited performance history, there is no discussion of comparison to the benchmark for these class shares.

The Fund’s Advisor Class shares underperformed the benchmark, before sales charges, in the six- and 12-month periods, but outperformed in the four-month period. Security selection detracted from relative returns in all three periods, primarily due to bond selections within investment-grade corporates and commercial mortgage-backed securities. Although high-yield corporate selections contributed positively to performance in the four-month period, they were a detractor in both the six- and 12-month periods. Sector allocation contributed in the four-month period, though it weighed on performance in the six-month period, and it did not have a meaningful impact on overall returns during the 12-month period. An overweight in Treasuries and an underweight to investment-grade corporates detracted in the four- and six-month periods, while an exposure to agency risk-sharing transactions contributed to performance. The Fund’s exposure to non-agency mortgages contributed in the six-month period, while an exposure to high-yield corporates and underweight position in agency mortgages contributed in the four-month period. In the four-month period, currency decisions detracted from performance, as losses from underweights in the Canadian dollar and Singapore dollar more than offset gains from an overweight in the Russian ruble. In the six- and 12-month

2	• AB INCOME FUND

periods, currency selection contributed to performance; underweights in the Australian dollar, South Korean won and New Zealand dollar helped returns in the 12-month period, as did an overweight in the Russian ruble (a position that also contributed in the six-month period). An underweight position in the Canadian dollar detracted in all three periods, while an underweight in the Singapore dollar also detracted in the six-month timeframe. Country allocation contributed to performance in the four-month period, helped most by a beneficial exposure to Brazil, but did not significantly impact performance during either the six- or 12-month periods.

During the four-, six- and 12-month periods, the Fund utilized derivatives including Treasury futures and interest rate swaps to manage the overall duration positioning of the Fund, which detracted from relative performance for all three periods. Credit default swaps were utilized for investment purposes. The Fund utilized currency forwards to manage active currency positions as well as for hedging purposes. Purchased and written options were used for hedging and non-hedging purposes.

Market Review and Investment Strategy

Bond markets were volatile over the four-, six- and 12-month periods ended April 30, 2016, as economic growth trends and monetary policies in the world’s largest economies continued to diverge. Commodity prices declined through much of the 12-month period, with oil prices dipping below $26 per barrel in February, before beginning to stabilize in March and April—despite a breakdown in formal discussions about a potential production freeze. Government bond yields continued their volatility, and the yield on the US 10-Year Treasury ranged from about 1.6% to just below 2.5%, ultimately ending the period at 1.8%. The US dollar appreciated against many developed- and emerging-market currencies during much of the 12-month period, yet during the early part of 2016 the dollar reversed course and depreciated against many of these same currencies. The US Federal Reserve made its first official rate hike in nearly a decade in December, which investors generally accepted smoothly.

European markets declined in the second quarter of 2015 on fears of Greece’s departure from the European Union, but rebounded when stop-gap measures were reached with the country’s creditors in the third quarter to avoid an exit. Volatility was somewhat contained as the European Central Bank (“ECB”) maintained an easing bias through the period, though additional measures announced in December fell far short of investor expectations, putting pressure on markets in the region. However, the ECB surprised investors with aggressive expansion of its quantitative easing program in March. Other central banks cut rates, with some, including the Bank of Japan and the ECB, dipping into negative rate territory.

Economic activity in emerging-market economies continued to slow: Asia

AB INCOME FUND •	3

struggled with sluggish exports and weak domestic demand; Latin America continued to face weak growth and political upheaval in many parts of the region; and Eastern Europe’s growth picture was varied, as those countries tied to Western Europe fared better than those tied to commodities. Emerging-market sentiment was bolstered toward the end of the 12-month period. This was due to an uptick in oil prices, signs that China’s slowdown may be less pronounced than feared, encouraging political developments regarding Brazilian president Dilma Rousseff’s impeachment on corruption charges and Argentina’s progress on negotiations with its creditors that culminated in April with the country’s first new security issuance in 15 years.

Against this backdrop, fixed-income performance varied across regions and sectors during the 12-month period. Credit securities generally underperformed developed-market

Treasuries; developed-market Treasuries also outperformed emerging-market local-currency government bonds (despite the emerging-market rally in the last three months of the period). The positive performance of investment-grade securities generally outpaced negative returns from high-yield sectors, which saw a fairly wide divergence across sector returns. Commodity-linked sectors had the worst performance—suffering on negative oil price action—with energy down the most, followed by basic industries.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

4	• AB INCOME FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The Index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (often referred to as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB INCOME FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”), may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Backed and/or Other Asset-Backed Securities Risk: Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

6	• AB INCOME FUND

Disclosures and Risks

(Disclosures, Risks and Note about Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

The information shown on the following pages for Advisor Class shares reflects the historical performance of the Predecessor Fund based on its NAV. The performance information shown on the following pages is for the Predecessor Fund and may not be representative of performance of the Fund. The Predecessor Fund’s performance would have been lower than that shown had it operated as an open-end fund under the Fund’s current investment strategies and policies and expense levels.

AB INCOME FUND •	7

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2016 (unaudited)	NAV Returns
	4 Months	6 Months	12 Months
AB Income Fund
Class A	0.46%*	—	—

Class C	0.44%*	—	—

Advisor Class†	3.63%	2.07%	1.37%

Barclays US Aggregate Bond Index	3.43%	2.82%	2.72%

*    Inception date: 4/21/2016.

†      Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

8	• AB INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)*

Class A Shares
Since Inception†	0.46%	-3.76%

Class C Shares
Since Inception†	0.44%	-0.56%

Advisor Class Shares^
1 Year	1.37%	0.61%
5 Years	5.57%	5.41%
10 Years	7.57%	7.49%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.21%, 1.98% and 0.96% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs to 0.88%, 1.63% and 0.63% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before April 22, 2018. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	The Fund imposes a 0.75% redemption fee on redemption and exchanges of Advisor Class shares. This fee is retained by the Fund and is included in the Financial Statements as a component of additional paid-in capital. This fee is effective from April 25, 2016 until July 22, 2016.

†	Inception date: 4/21/2016.

^	Advisor Class shares are offered at NAV to eligible investors; their SEC returns include a redemption fee as noted above. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

AB INCOME FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Advisor Class Shares*
1 Year	0.63%
5 Years	5.82%
10 Years	7.53%

*	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

10	• AB INCOME FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value January 1, 2016	Ending Account Value April 30, 2016	Expenses Paid During Period		Annualized Expense Ratio
Class A
Actual	$1,000	$1,004.60	$0.24	***	0.88	%***
Hypothetical**	$1,000	$1,001.13	$0.24	***	0.88	%***
Class C
Actual	$1,000	$1,004.40	$0.45	***	1.63	%***
Hypothetical**	$1,000	$1,000.92	$0.45	***	1.63	%***
Advisor Class
Actual	$1,000	$1,036.30	$2.96	*	0.88	%*
Hypothetical**	$1,000	$1,013.62	$2.93	*	0.88	%*
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 121/366 (for the period January 1 to April 30, 2016).
**	Assumes 5% annual return before expenses.
***	Actual expenses paid are based on the period from April 21, 2016 (inception date) and are equal to the Class’s annualized expense ratio, multiplied by 10/366 (to reflect the since inception period).

AB INCOME FUND •	11

Expense Example

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,663.7

*	All data are as of April 30, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.2% or less in the following types: Asset-Backed Securities, Bank Loans, Governments – Sovereign Agencies, Governments – Sovereign Bonds, Investment Companies, Mortgage Pass-Throughs, Preferred Stocks and Warrants.

12	• AB INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

*	All data are as of April 30, 2016. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.1% or less in the following countries: Barbados, Cayman Islands, Dominican Republic, Ghana, Italy, Ivory Coast, Jamaica, Norway, Peru, South Africa, Switzerland and Zambia.

AB INCOME FUND •	13

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2016 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 115.0%
United States – 115.0%
U.S. Treasury Bonds 3.125%, 8/15/44	U.S.$	70,188	$76,990,200
5.375%, 2/15/31		1,961	2,790,289
6.25%, 5/15/30(a)		217,135	329,001,866
6.375%, 8/15/27(a)		223,224	324,581,536
6.50%, 11/15/26(a)		134,326	194,268,978
7.125%, 2/15/23		10,600	14,412,693
8.00%, 11/15/21		27,000	36,540,693
8.75%, 8/15/20		39,500	51,977,971
U.S. Treasury Notes 0.75%, 2/28/18(a)		67,000	66,992,161
1.25%, 1/31/20-3/31/21		104,000	104,068,483
1.75%, 9/30/22		35,000	35,442,960
2.125%, 8/31/20(a)(b)		150,000	155,724,600
2.125%, 9/30/21		34,672	36,011,483
2.375%, 12/31/20		23,080	24,237,600
3.125%, 5/15/21		95,000	103,416,430
3.50%, 5/15/20(b)		27,608	30,148,792
3.625%, 2/15/21(b)(c)		295,000	327,069,745

Total Governments – Treasuries (cost $1,807,485,391)			1,913,676,480

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.5%
Risk Share Floating Rate – 4.8%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.936% (LIBOR 1 Month + 2.50%), 7/25/25(d)(e)(f)		3,165	3,126,612
Series 2016-1A, Class M2A 4.933% (LIBOR 1 Month + 4.50%), 4/25/26(e)(g)(h)		3,018	3,017,572
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.589% (LIBOR 1 Month + 7.15%), 7/25/23(e)		3,250	3,776,683
Series 2013-DN2, Class M2 4.683% (LIBOR 1 Month + 4.25%), 11/25/23(e)		5,605	5,671,994
Series 2014-DN1, Class M2 2.639% (LIBOR 1 Month + 2.20%), 2/25/24(e)		4,085	4,103,709
Series 2014-DN1, Class M3 4.939% (LIBOR 1 Month + 4.50%), 2/25/24(e)		4,455	4,602,112

14	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-DN2, Class M3 4.039% (LIBOR 1 Month + 3.60%), 4/25/24(e)	U.S.$	4,170	$4,070,523
Series 2014-DN3, Class M3 4.439% (LIBOR 1 Month + 4.00%), 8/25/24(e)		5,065	5,094,980
Series 2014-DN4, Class M3 4.989% (LIBOR 1 Month + 4.55%), 10/25/24(e)		700	721,202
Series 2014-HQ2, Class M3 4.189% (LIBOR 1 Month + 3.75%), 9/25/24(e)		1,010	966,559
Series 2015-DNA1, Class M3 3.733% (LIBOR 1 Month + 3.30%), 10/25/27(e)		505	499,992
Series 2015-DNA2, Class B 7.989% (LIBOR 1 Month + 7.55%), 12/25/27(e)		1,500	1,442,765
Series 2015-DNA2, Class M2 3.039% (LIBOR 1 Month + 2.60%), 12/25/27(e)		4,856	4,890,803
Series 2015-DNA3, Class M3 5.139% (LIBOR 1 Month + 4.70%), 4/25/28(e)		976	983,210
Series 2015-HQA1, Class B 9.239% (LIBOR 1 Month + 8.80%), 3/25/28(e)		1,590	1,338,027
Series 2015-HQA1, Class M3 5.139% (LIBOR 1 Month + 4.70%), 3/25/28(e)		1,845	1,857,296
Series 2015-HQA2, Class M3 5.233% (LIBOR 1 Month + 4.80%), 5/25/28(e)		666	666,146
Series 2016-DNA1, Class M2 3.333% (LIBOR 1 Month + 2.90%), 7/25/28(e)		1,228	1,244,962
Series 2016-HQA1, Class M3 6.789% (LIBOR 1 Month + 6.35%), 9/25/28(e)		1,776	1,896,880
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.839% (LIBOR 1 Month + 4.40%), 1/25/24(e)		1,606	1,636,143
Series 2014-C04, Class 1M2 5.339% (LIBOR 1 Month + 4.90%), 11/25/24(e)		6,100	6,267,035
Series 2015-C01, Class 1M2 4.739% (LIBOR 1 Month + 4.30%), 2/25/25(e)		4,520	4,598,257

AB INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 2M2 4.439% (LIBOR 1 Month + 4.00%), 5/25/25(e)	U.S.$	916	$915,858
Series 2015-C03, Class 1M2 5.439% (LIBOR 1 Month + 5.00%), 7/25/25(e)		1,221	1,256,615
Series 2015-C03, Class 2M2 5.439% (LIBOR 1 Month + 5.00%), 7/25/25(e)		2,720	2,750,167
Series 2015-C04, Class 1M2 6.139% (LIBOR 1 Month + 5.70%), 4/25/28(e)		1,810	1,896,880
Series 2015-C04, Class 2M2 5.989% (LIBOR 1 Month + 5.55%), 4/25/28(e)		2,007	2,078,867
Series 2016-C02, Class 1M2 6.435% (LIBOR 1 Month + 6.00%), 9/25/28(e)		3,755	4,014,615
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.689% (LIBOR 1 Month + 4.25%), 11/25/24(e)(f)		1,890	1,962,049
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.939% (LIBOR 1 Month + 5.50%), 10/25/25(e)(h)		2,229	2,248,326

			79,596,839

Non-Agency Fixed Rate – 1.6%
Alternative Loan Trust Series 2006-19CB, Class A15 6.00%, 8/25/36		219	196,848
Series 2006-19CB, Class A24 6.00%, 8/25/36		140	127,739
Series 2006-24CB, Class A15 5.75%, 6/25/36		2,121	1,775,354
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		1,766	1,453,457
Series 2007-13, Class A2 6.00%, 6/25/47		2,575	2,154,594
BCAP LLC Trust Series 2009-RR13, Class 17A3 6.001%, 4/26/37(h)		788	658,211
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(h)		1,219	980,487
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		3,784	3,469,229

16	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-AR4, Class 1A1A 5.332%, 3/25/37	U.S.$	544	$483,159
Series 2010-3, Class 2A2 7.063%, 8/25/37(h)		718	623,268
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-16, Class A1 6.50%, 10/25/37		1,360	1,241,203
Series 2007-3, Class A30 5.75%, 4/25/37		1,438	1,282,224
Series 2007-HY4, Class 1A1 2.754%, 9/25/47		802	716,782
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(h)		168	123,268
Series 2010-13R, Class 1A2 5.50%, 12/26/35(h)		60	56,315
Series 2010-9R, Class 1A5 4.00%, 8/27/37(h)		938	915,211
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		1,284	1,099,391
First Horizon Alternative Mortgage Securities Trust Series 2006-AA5, Class A1 2.439%, 9/25/36		2,120	1,628,946
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		891	799,300
Series 2007-10XS, Class A2 6.25%, 7/25/47		1,116	760,163
Nomura Resecuritization Trust Series 2010-5RA, Class 1A7 6.50%, 10/26/37(h)		1,866	1,646,433
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.776%, 12/28/37		3,813	3,413,786
Series 2007-AR8, Class A1 2.814%, 11/25/37		1,511	1,334,294

			26,939,662

Agency Fixed Rate – 0.1%
Federal National Mortgage Association REMICs Series 2013-87, Class KI 3.00%, 12/25/37(i)		12,359	1,262,882

AB INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.689% (LIBOR 1 Month + 0.25%), 4/25/37(e)	U.S.$	819	$366,108
Lehman XS Trust Series 2007-10H, Class 2AIO 6.566% (LIBOR 1 Month + 7.00%), 7/25/37(e)(i)		1,006	297,719

			663,827

Total Collateralized Mortgage Obligations (cost $107,427,628)			108,463,210

CORPORATES – NON-INVESTMENT GRADE – 5.7%
Industrial – 4.5%
Basic – 0.2%
ArcelorMittal 8.00%, 10/15/39		1,846	1,716,780
Cliffs Natural Resources, Inc. 8.25%, 3/31/20(h)		879	824,062
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(f)(j)(k)		1,407	70,350
Novelis, Inc. 8.75%, 12/15/20		417	430,553

			3,041,745

Capital Goods – 0.2%
Apex Tool Group LLC 7.00%, 2/01/21(h)		975	877,500
Bombardier, Inc. 4.75%, 4/15/19(h)		1,720	1,599,600
Sealed Air Corp. 6.875%, 7/15/33(h)		746	788,895

			3,265,995

Communications - Media – 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.25%, 9/30/22		1,039	1,072,768
5.50%, 5/01/26(h)		1,722	1,756,440
DISH DBS Corp. 5.875%, 11/15/24		3,303	3,099,865
Intelsat Jackson Holdings SA 7.25%, 4/01/19		2,111	1,731,020
Unitymedia GmbH 6.125%, 1/15/25(h)		1,379	1,420,370
Univision Communications, Inc. 5.125%, 5/15/23(h)		1,645	1,657,338

18	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Virgin Media Finance PLC 5.25%, 2/15/22	U.S.$	2,246	$1,954,020

			12,691,821

Communications - Telecommunications – 0.6%
Altice Luxembourg SA 7.75%, 5/15/22(h)		1,342	1,338,645
Columbus International, Inc. 7.375%, 3/30/21(h)		1,932	2,052,171
Frontier Communications Corp. 6.25%, 9/15/21		1,500	1,395,000
Numericable-SFR SA 6.25%, 5/15/24(h)		766	741,105
Sable International Finance Ltd. 6.875%, 8/01/22(h)		657	674,246
Sprint Corp. 7.625%, 2/15/25		1,315	991,181
T-Mobile USA, Inc. 6.50%, 1/15/26		1,452	1,539,120
Windstream Services LLC 7.50%, 4/01/23		1,000	810,000
7.75%, 10/01/21		1,070	906,825

			10,448,293

Consumer Cyclical - Automotive – 0.4%
Exide Technologies Series AI 7.00%, 4/30/25(d)(j)(l)(m)		2,341	1,673,834
11.00%, 4/30/20(j)(n)		5,354	4,417,158

			6,090,992

Consumer Cyclical - Other – 0.2%
International Game Technology PLC 6.50%, 2/15/25(h)		1,923	1,947,037
Shea Homes LP/Shea Homes Funding Corp. 6.125%, 4/01/25(h)		697	702,228
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875%, 4/15/23(h)		1,008	1,001,700

			3,650,965

Consumer Cyclical - Retailers – 0.1%
American Tire Distributors, Inc. 10.25%, 3/01/22(h)		1,312	1,177,520
Argos Merger Sub, Inc. 7.125%, 3/15/23(h)		519	530,678
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(h)(j)		852	707,160

			2,415,358

AB INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.6%
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(h)(j)	U.S.$	780	$585,000
CHS/Community Health Systems, Inc. 6.875%, 2/01/22		1,646	1,489,630
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23-2/01/25(h)		1,734	1,695,896
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		2,256	2,154,480
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(h)		653	589,333
Post Holdings, Inc. 7.375%, 2/15/22		705	742,894
Valeant Pharmaceuticals International, Inc. 4.50%, 5/15/23(h)	EUR	1,800	1,638,567
6.125%, 4/15/25(h)	U.S.$	2,277	1,902,160

			10,797,960

Energy – 1.0%
Berry Petroleum Co. LLC 6.375%, 9/15/22		3,107	792,285
BreitBurn Energy Partners LP/BreitBurn Finance Corp. 7.875%, 4/15/22		1,374	96,180
Denbury Resources, Inc. 4.625%, 7/15/23		332	195,050
5.50%, 5/01/22		2,118	1,360,815
Energy Transfer Equity LP 5.875%, 1/15/24		1,104	1,032,240
Golden Energy Offshore Services AS 8.31%, 5/29/17(f)	NOK	14,977	502,205
Paragon Offshore PLC 6.75%, 7/15/22(h)(k)	U.S.$	849	231,353
7.25%, 8/15/24(h)(k)		3,230	855,950
Sabine Pass Liquefaction LLC 5.625%, 3/01/25		3,535	3,446,625
SandRidge Energy, Inc. 7.50%, 2/15/23		1,259	77,114
SM Energy Co. 5.625%, 6/01/25		946	794,640
6.50%, 1/01/23		731	668,865
Tervita Corp. 8.00%, 11/15/18(h)		1,327	1,144,537
Vantage Drilling International 7.125%, 4/01/23(d)(m)(o)		3,068	– 0	–^
10.00%, 12/31/20(m)		168	164,640

20	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Whiting Petroleum Corp. 5.00%, 3/15/19	U.S.$	165	$146,025
5.75%, 3/15/21		1,940	1,615,050
6.25%, 4/01/23		2,779	2,313,517
WPX Energy, Inc. 5.25%, 9/15/24		1,154	971,668
8.25%, 8/01/23		250	235,000

			16,643,759

Other Industrial – 0.1%
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(h)		1,650	1,650,000

Technology – 0.2%
Avaya, Inc. 7.00%, 4/01/19(h)		1,245	793,687
Energizer Holdings, Inc. 5.50%, 6/15/25(h)		936	936,103
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(h)(j)		1,638	1,380,015

			3,109,805

Transportation - Services – 0.1%
XPO CNW, Inc. 6.70%, 5/01/34		2,134	1,515,140
XPO Logistics, Inc. 6.50%, 6/15/22(h)		144	140,227

			1,655,367

			75,462,060

Financial Institutions – 1.0%
Banking – 0.8%
Barclays Bank PLC 6.86%, 6/15/32(h)(p)		656	752,891
7.625%,11/21/22		654	712,860
Citigroup, Inc. 5.95%, 1/30/23(p)		2,055	2,029,313
Series P 5.95%, 5/15/25(p)		1,850	1,792,280
Credit Agricole SA 7.875%, 1/23/24(h)(p)		549	527,040
Credit Suisse Group AG 7.50%, 12/11/23(h)(p)		2,066	2,050,505
Intesa Sanpaolo SpA 5.017%, 6/26/24(h)		1,462	1,375,961
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(p)		2,200	2,055,900

AB INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(h)	U.S.$	596	$630,215
Societe Generale SA 8.00%, 9/29/25(h)(p)		1,821	1,802,790

			13,729,755

Finance – 0.1%
Creditcorp 12.00%, 7/15/18(h)		2,000	1,040,000

Other Finance – 0.1%
iPayment, Inc. 9.50%, 12/15/19(h)		88	90,934
Series AI 9.50%,12/15/19		1,763	1,820,749

			1,911,683

			16,681,438

Utility – 0.2%
Electric – 0.2%
Dynegy, Inc. 7.375%, 11/01/22		1,445	1,427,342
GenOn Energy, Inc. 9.50%, 10/15/18		1,047	811,425
Talen Energy Supply LLC 4.60%, 12/15/21		965	752,700

			2,991,467

Total Corporates – Non-Investment Grade (cost $111,938,805)			95,134,965

CORPORATES – INVESTMENT GRADE – 3.7%
Financial Institutions – 1.8%
Banking – 0.5%
Commerzbank AG 8.125%, 9/19/23(h)		3,610	4,237,599
JPMorgan Chase & Co. Series S 6.75%, 2/01/24(p)		2,998	3,290,305
Standard Chartered PLC 6.409%, 1/30/17(h)(p)		300	280,500

			7,808,404

Insurance – 1.3%
AIG Life Holdings, Inc. 8.125%, 3/15/46(h)		509	631,160
American International Group, Inc. 8.175%, 5/15/58		2,525	3,175,187
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26		5,000	5,918,245

22	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Great-West Life & Annuity Insurance Capital LP II 7.153%, 5/16/46(h)	U.S.$	2,707	$2,402,462
MetLife, Inc. 6.40%,12/15/36		3,345	3,564,432
Series C 5.25%, 6/15/20(p)		1,610	1,567,657
Pacific Life Insurance Co. 9.25%, 6/15/39(h)		1,500	2,159,945
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,122	2,824,741

			22,243,829

			30,052,233

Industrial – 1.7%
Basic – 0.2%
Braskem Finance Ltd. 6.45%, 2/03/24		1,204	1,182,930
GTL Trade Finance, Inc. 5.893%, 4/29/24(h)		2,711	2,409,537
7.25%, 4/16/44(h)		274	232,215
Minsur SA 6.25%, 2/07/24(h)		285	275,647

			4,100,329

Capital Goods – 0.1%
General Electric Co. Series D 5.00%, 1/21/21(p)		1,166	1,211,183

Communications - Telecommunications – 0.5%
Qwest Corp. 6.875%, 9/15/33		1,275	1,258,795
Verizon Communications, Inc. 4.522%, 9/15/48		6,159	6,250,110

			7,508,905

Consumer Non-Cyclical – 0.3%
Kraft Heinz Foods Co. 2.80%, 7/02/20(h)		2,700	2,778,456
3.50%, 7/15/22(h)		2,294	2,420,863

			5,199,319

Energy – 0.3%
Devon Energy Corp. 5.00%, 6/15/45		927	797,693
5.60%, 7/15/41		471	415,171
7.95%, 4/15/32		410	441,544
Devon Financing Co. LLC 7.875%, 9/30/31		270	289,069

AB INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Husky Energy, Inc. 7.25%, 12/15/19	U.S.$	350	$390,651
Kinder Morgan, Inc./DE 5.55%, 6/01/45		1,468	1,367,708
Series G 7.75%, 1/15/32		1,367	1,472,620

			5,174,456

Technology – 0.2%
Hewlett Packard Enterprise Co. 6.35%, 10/15/45(h)		3,670	3,659,016

Transportation - Airlines – 0.1%
Delta Air Lines Pass-Through Trust Series 2007-1A 6.821%, 8/10/22		1,225	1,411,660

			28,264,868

Utility – 0.2%
Electric – 0.2%
ComEd Financing III 6.35%, 3/15/33		3,462	3,645,385

Total Corporates – Investment Grade (cost $56,057,996)			61,962,486

AGENCIES – 3.4%
Agency Debentures – 3.4%
Federal Home Loan Banks 5.50%, 7/15/36		8,695	11,931,775
Federal Home Loan Mortgage Corp. 6.25%, 7/15/32		15,000	21,829,545
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		25,000	23,448,175

Total Agencies (cost $54,387,531)			57,209,495

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.4%
Non-Agency Fixed Rate CMBS – 3.1%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.716%, 6/10/49		1,517	1,508,600
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.26%, 11/10/46(h)		6,525	5,896,507
Commercial Mortgage Trust Series 2013-CR10, Class D 4.95%, 8/10/46(h)		3,219	2,811,344

24	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-LC17, Class D 3.687%, 10/10/47(h)	U.S.$	3,549	$2,701,192
Series 2014-UBS5, Class D 3.495%, 9/10/47(h)		1,041	743,026
Series 2015-DC1, Class D 4.498%, 2/10/48(h)		2,730	2,079,992
Csail Commercial Mortgage Trust Series 2015-C2, Class D 4.353%, 6/15/57		4,091	3,076,905
GS Mortgage Securities Trust Series 2012-GC6, Class D 5.818%, 1/10/45(h)		2,652	2,605,931
Series 2013-GC13, Class D 4.204%, 7/10/46(h)		9,440	8,113,135
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.394%, 6/15/45(h)		1,863	1,759,654
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.819%, 11/15/48		1,300	1,205,511
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AJ 6.448%, 9/15/45		1,750	1,746,586
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		5,536	5,504,618
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class D 3.25%, 12/15/47(h)		1,194	868,606
Wells Fargo Commercial Mortgage Trust Series 2014-LC18, Class D 3.957%, 12/15/47(h)		3,781	2,724,172
Series 2015-LC20, Class D 4.511%, 4/15/50(h)		4,000	2,985,775
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class E 5.036%, 8/15/45(h)		4,000	3,859,418
Series 2014-C23, Class D 4.138%, 10/15/57(h)		2,699	2,094,197

			52,285,169

Non-Agency Floating Rate CMBS – 0.3%
Great Wolf Trust Series 2015-WOLF, Class A 1.886% (LIBOR 1 Month + 1.45%), 5/15/34(e)(h)		4,138	4,096,549

AB INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Indus Eclipse PLC Series 2007-1X, Class B 0.841% (LIBOR 3 Month + 0.25%), 1/25/20(e)(h)	GBP	6	$8,462

			4,105,011

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.021%, 11/16/45(i)	U.S.$	464	335

Total Commercial Mortgage-Backed Securities (cost $60,473,017)			56,390,515

WHOLE LOAN TRUSTS – 1.6%
Performing Asset – 1.6%
Alpha Credit Debt Fund LLC 15.00%, 1/15/18(d)(m)		1,234	1,233,656
16.00%, 1/01/21(d)(m)	MXN	32,620	1,895,999
AlphaCredit Capital, SA de CV 17.25%, 7/19/19(d)(m)		13,060	759,084
Cara Aircraft Leasing 28548, Inc. 8.00%, 11/26/19(d)(m)	U.S.$	220	219,563
Cara Aircraft Leasing 28563, Inc. 8.00%, 6/09/19(d)(m)		372	372,386
Cara Aircraft Leasing 28868, Inc. 8.00%, 11/26/19(d)(m)		255	254,678
Deutsche Bank Mexico SA 8.00%, 10/31/34(d)(m)(q)	MXN	45,309	1,876,387
8.00%, 10/31/34(d)(m)		28,336	1,173,470
Flexpath Wh I LLC Series B 11.00%, 4/01/21(d)(m)	U.S.$	1,311	1,280,235
Recife Funding Ltd. Zero Coupon, 11/05/29(d)(m)		2,884	3,093,092
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(d)(m)		3,031	2,980,438
Sheridan Consumer Finance Trust 10.86% (LIBOR 1 Month + 10.86%), 3/01/21(d)(e)(m)		11,270	10,663,000

Total Whole Loan Trusts (cost $27,498,159)			25,801,988

		Shares
COMMON STOCKS – 1.3%
Financials – 1.2%
Diversified Financial Services – 0.0%
iPayment, Inc.(d)(m)(o)		110,385	364,270

26	• AB INCOME FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

Insurance – 1.2%
Mt Logan Re Ltd. (Preference Shares)(n)(o)(r)(s)		4,476	$4,528,422
Mt Logan Re Ltd. (Preference Shares)(n)(o)(s)(t)		15,000	15,037,437

			19,565,859

			19,930,129

Consumer Discretionary – 0.1%
Auto Components – 0.0%
Exide Technologies(d)(n)(o)		45,970	150,322

Media – 0.1%
Ion Media Networks, Inc. – Class A(d)(m)(o)		2,512	1,063,983

			1,214,305

Energy – 0.0%
Energy Equipment & Services – 0.0%
Vantage Drilling International(m)(o)		5,303	503,785

Total Common Stocks (cost $23,780,443)			21,648,219

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 1.0%
Angola – 0.1%
Angolan Government International Bond 9.50%, 11/12/25(h)	U.S.$	2,615	2,562,700

Argentina – 0.3%
Argentine Republic Government International Bond 6.25%, 4/22/19(h)		1,518	1,580,693
6.875%, 4/22/21(h)		1,730	1,787,090
7.50%, 4/22/26(h)		870	889,575

			4,257,358

Dominican Republic – 0.1%
Dominican Republic International Bond 7.45%, 4/30/44(h)		1,873	1,985,380

Ghana – 0.1%
Ghana Government International Bond 10.75%, 10/14/30(h)		1,406	1,381,395

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.375%, 3/03/28(h)		2,440	2,318,488

AB INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kenya – 0.2%
Kenya Government International Bond 5.875%, 6/24/19(h)	U.S.$	2,715	$2,682,311

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(h)		1,553	1,281,536

Total Emerging Markets – Sovereigns (cost $16,615,399)			16,469,168

EMERGING MARKETS – CORPORATE BONDS – 0.8%
Industrial – 0.8%
Basic – 0.1%
Elementia SAB de CV 5.50%, 1/15/25(h)		1,039	1,028,610

Capital Goods – 0.3%
Cemex SAB de CV 7.25%, 1/15/21(h)		1,176	1,252,440
Odebrecht Finance Ltd. 4.375%, 4/25/25(h)		6,760	2,501,200
5.25%, 6/27/29(h)		2,103	715,020
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(h)		884	919,360

			5,388,020

Communications - Telecommunications – 0.1%
Digicel Ltd. 6.00%, 4/15/21(h)		700	640,500
6.75%, 3/01/23(h)		385	347,222

			987,722

Consumer Non-Cyclical – 0.2%
Cosan Luxembourg SA 5.00%, 3/14/23(h)		1,361	1,231,705
9.50%, 3/14/18(h)	BRL	3,117	757,216
Marfrig Overseas Ltd. 9.50%, 5/04/20(h)	U.S.$	2,151	2,204,775
Tonon Luxembourg SA 7.25%, 1/24/20(h)(j)(k)(m)		2,354	329,610
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(f)(k)		4,738	170,568
10.875%, 1/13/20(f)(k)		750	150,000
11.75%, 2/09/22(f)(k)		1,690	60,840

			4,904,714

Transportation - Airlines – 0.1%
TAM Capital 3, Inc. 8.375%, 6/03/21(h)		1,503	1,373,366

Total Emerging Markets – Corporate Bonds (cost $27,052,887)			13,682,432

28	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Indonesia – 0.4%
Majapahit Holding BV 7.875%, 6/29/37(h)	U.S.$	6,188	$7,502,950

Mexico – 0.3%
Petroleos Mexicanos 6.50%, 6/02/41		4,900	4,890,200

South Africa – 0.1%
Eskom Holdings SOC Ltd. 7.125%, 2/11/25(a)(h)		1,070	1,008,036

Total Quasi-Sovereigns (cost $11,708,144)			13,401,186

EMERGING MARKETS – TREASURIES – 0.5%
Brazil – 0.5%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/25 (cost $9,242,634)	BRL	32,570	8,180,396

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of Illinois Series 2010 7.35%, 7/01/35	U.S.$	3,330	3,688,541
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 4/01/30		2,560	3,129,139

Total Local Governments – Municipal Bonds (cost $5,916,942)			6,817,680

ASSET-BACKED SECURITIES – 0.3%
Autos - Fixed Rate – 0.2%
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(h)		1,220	1,209,742
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(h)		2,169	2,108,523

			3,318,265

AB INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.1%
Atlas 2014-1 Limited Series 2014-1, Class B 1.00%, 12/15/39	U.S.$	1,688	$1,653,848

			1,653,848

Total Asset-Backed Securities (cost $5,032,336)			4,972,113

GOVERNMENTS – SOVEREIGN AGENCIES – 0.3%
Brazil – 0.3%
Petrobras Global Finance BV 5.375%, 1/27/21 (cost $5,126,428)		5,000	4,443,750

		Shares
PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
REITS – 0.2%
Digital Realty Trust, Inc. 6.35% (cost $2,500,000)		100,000	2,615,000

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.1%
Indonesia – 0.1%
Indonesia Government International Bond 8.50%, 10/12/35(h) (cost $905,843)	U.S.$	801	1,113,191

		Shares
INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
OCL Opportunities Fund II(d)(m)# (cost $899,963)		6,916	1,106,616

		Principal Amount (000)
BANK LOANS – 0.0%
Industrial – 0.0%
Basic – 0.0%
Magnetation LLC 12.00%, 7/07/16(d)(j)(m)	U.S.$	1,652	662,265

30	• AB INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.0%
Unifrax Holding Co. 4.50% (EURIBOR 3 Month + 3.50%), 11/28/18(e)	EUR	6	$6,715

Total Bank Loans (cost $1,660,066)			668,980

MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 1999 7.50%, 11/01/29	U.S.$	23	28,144
Series 1998 8.00%, 6/01/28		17	20,158

Total Mortgage Pass-Throughs (cost $40,999)			48,302

WARRANTS – 0.0%
Flexpath Capital, Inc.(o) (cost $0)		17,195	– 0	–

		Shares
SHORT-TERM INVESTMENTS – 3.6%
Investment Companies – 3.6%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.36%(u)(v) (cost $60,319,931)		60,319,931	60,319,931

Total Investments – 148.7% (cost $2,396,070,542)			2,474,126,103
Other assets less liabilities – (48.7)%			(810,455,673)

Net Assets – 100.0%			$1,663,670,430

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2016	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	2,637	June 2016	$343,900,750	$342,974,812	$925,938
U.S. Long Bond (CBT) Futures	1,994	June 2016	329,663,737	325,645,125	4,018,612
Euro-BOBL Futures	429	June 2016	64,277,004	64,617,834	340,830

					$5,285,380

AB INCOME FUND •	31

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver(000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Capital	MYR	16,126	USD	4,146	7/15/16	$36,095
Barclays Capital	USD	12,900	INR	869,016	7/15/16	20,976
BNP Paribas SA	GBP	1,032	USD	1,465	5/12/16	(43,379)
BNP Paribas SA	AUD	26,810	USD	20,019	6/10/16	(334,327)
BNP Paribas SA	USD	278	ARS	4,842	1/26/17	10,380
BNP Paribas SA	USD	278	ARS	4,870	1/31/17	11,152
BNP Paribas SA	USD	278	ARS	4,898	2/03/17	12,274
BNP Paribas SA	USD	1,120	ARS	19,737	2/13/17	46,505
BNP Paribas SA	USD	845	ARS	14,969	2/16/17	38,635
BNP Paribas SA	USD	563	ARS	10,026	2/17/17	28,298
BNP Paribas SA	USD	1,690	ARS	30,416	2/21/17	102,053
BNP Paribas SA	USD	282	ARS	5,126	2/23/17	20,093
BNP Paribas SA	USD	537	ARS	9,826	2/24/17	41,246
BNP Paribas SA	USD	841	ARS	15,645	2/27/17	78,396
BNP Paribas SA	USD	441	ARS	8,276	2/28/17	44,839
BNP Paribas SA	USD	441	ARS	8,386	3/01/17	51,132
BNP Paribas SA	USD	486	ARS	9,473	3/02/17	70,332
Citibank, NA	EUR	10,682	USD	11,605	5/13/16	(630,105)
Citibank, NA	USD	8,682	EUR	7,647	5/13/16	76,921
Citibank, NA	USD	4,147	TRY	11,935	5/25/16	91,744
Citibank, NA	USD	3,276	RUB	219,834	6/16/16	80,465
Credit Suisse International	GBP	11,988	USD	17,166	5/12/16	(351,482)
Credit Suisse International	EUR	16,176	USD	17,982	5/13/16	(545,777)
Credit Suisse International	SEK	146,098	EUR	15,771	5/13/16	(135,199)
Credit Suisse International	USD	59,190	CAD	74,176	6/23/16	(71,275)
Deutsche Bank AG	USD	2,905	TWD	93,698	5/20/16	(4,496)
Deutsche Bank AG	USD	18,008	SEK	145,877	6/15/16	185,320
Deutsche Bank AG	MYR	67,758	USD	17,374	7/15/16	106,996
Deutsche Bank AG	USD	9,668	SGD	12,994	7/15/16	(19,812)
Goldman Sachs Bank USA	BRL	32,305	USD	9,028	5/03/16	(365,304)
Goldman Sachs Bank USA	USD	9,196	BRL	32,305	5/03/16	196,480
Goldman Sachs Bank USA	USD	7,389	BRL	26,007	6/02/16	98,313
Goldman Sachs Bank USA	TWD	125,389	USD	3,794	6/21/16	(87,408)
Goldman Sachs Bank USA	CAD	81,280	USD	61,816	6/23/16	(2,965,196)
HSBC Bank USA	USD	17,211	JPY	1,946,390	5/20/16	1,087,915
HSBC Bank USA	USD	12,901	TRY	37,554	5/25/16	437,688
HSBC Bank USA	USD	4,037	MXN	70,898	6/17/16	65,928
HSBC Bank USA	USD	4,356	CAD	5,496	6/23/16	24,751
JPMorgan Chase Bank	USD	17,326	AUD	22,702	6/10/16	(91,016)
JPMorgan Chase Bank	USD	11,836	MXN	209,326	6/17/16	277,781
Morgan Stanley & Co., Inc.	USD	21,483	MYR	83,418	6/10/16	(205,252)
Royal Bank of Scotland PLC	USD	13,460	RUB	935,474	6/16/16	823,551
Standard Chartered Bank	BRL	6,199	USD	1,792	5/03/16	(10,632)
Standard Chartered Bank	USD	1,726	BRL	6,199	5/03/16	75,940
Standard Chartered Bank	TWD	595,170	USD	18,277	5/20/16	(146,600)
Standard Chartered Bank	USD	416	BRL	1,465	6/02/16	5,750
Standard Chartered Bank	TWD	1,003,089	USD	30,429	6/21/16	(618,411)
Standard Chartered Bank	SGD	37,393	USD	27,636	7/15/16	(127,837)
State Street Bank & Trust Co.	USD	260	EUR	231	5/13/16	5,225
State Street Bank & Trust Co.	JPY	1,945,921	USD	17,478	5/20/16	(815,786)
State Street Bank & Trust Co.	NOK	2,985	USD	360	6/15/16	(11,177)
State Street Bank & Trust Co.	USD	9,668	SGD	12,994	7/15/16	(19,862)

						$(3,347,159)

32	• AB INCOME FUND

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00%	2.79%	$12,323	$755,426	$231,689
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	3.63	716	40,268	10,809
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	5,075	172,870	91,086
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35	5,933	203,026	106,875
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35	230	7,871	3,765
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35	2,652	90,751	33,532
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35	383	13,106	7,087
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35	1,914	65,496	33,145
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35	306	10,471	3,526
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35	574	19,642	8,036
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35	765	26,178	13,398
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35	765	26,179	11,088
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35	765	26,213	6,932
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.35	383	13,106	2,820
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	1,555	52,968	16,211

				$1,523,571	$579,999

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS(see Note D)

				Rate Type
Clearing Broker/ (Exchange)		Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	CAD	91,930	3/10/17	0.973%	3 Month CDOR	$8,878
Citigroup Global Markets, Inc./(CME Group)	AUD	115,610	3/11/17	2.140%	3 Month BBSW	(12,763)

AB INCOME FUND •	33

Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)		Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)		$149,400	6/05/17	1.054%	3 Month CDOR	$(140,946)
Citigroup Global Markets, Inc./(CME Group)	AUD	208,120	6/09/17	2.200%	3 Month BBSW	(200,225)
Citigroup Global Markets, Inc./(CME Group)	NZD	157,680	6/09/17	3.368%	3 Month BKBM	(2,306,709)
Citigroup Global Markets, Inc./(CME Group)	GBP	17,170	6/05/20	6 Month LIBOR	1.651%	697,012
Citigroup Global Markets, Inc./(CME Group)		12,260	6/05/20	6 Month LIBOR	1.644%	492,517
Citigroup Global Markets, Inc./(CME Group)		$42,130	2/10/25	2.034%	3 Month LIBOR	(1,630,107)
Citigroup Global Markets, Inc./(CME Group)	CAD	11,800	3/10/25	3 Month CDOR	2.019%	361,498
Citigroup Global Markets, Inc./(CME Group)	AUD	18,170	3/11/25	6 Month BBSW	2.973%	420,325
Citigroup Global Markets, Inc./(CME Group)	CAD	19,810	6/05/25	3 Month CDOR	2.281%	1,000,589
Citigroup Global Markets, Inc./(CME Group)	AUD	27,550	6/09/25	6 Month BBSW	3.384%	1,414,312
Citigroup Global Markets, Inc./(CME Group)	NZD	18,390	6/09/25	3 Month BKBM	4.068%	1,332,939
Citigroup Global Markets, Inc./(CME Group)		18,390	6/09/25	3 Month BKBM	4.068%	1,332,977
Citigroup Global Markets, Inc./(CME Group)		$8,010	6/09/25	2.489%	3 Month LIBOR	(663,761)
Citigroup Global Markets, Inc./(CME Group)		6,010	6/09/25	2.491%	3 Month LIBOR	(499,117)
Citigroup Global Markets, Inc./(CME Group)	NZD	19,500	7/31/25	3.700%	3 Month BKBM	(975,597)
Citigroup Global Markets, Inc./(CME Group)		7,940	7/31/25	3 Month LIBOR	2.365%	551,220
Citigroup Global Markets, Inc./(CME Group)	GBP	2,720	6/05/45	2.394%	6 Month LIBOR	(609,332)

34	• AB INCOME FUND

Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)		Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(LCH Clearnet)	GBP	12,000	3/03/19	6 Month LIBOR	1.921%	$516,006
Citigroup Global Markets, Inc./(LCH Clearnet)		$47,150	3/25/24	2.887%	3 Month LIBOR	(4,922,522)
Citigroup Global Markets, Inc./(LCH Clearnet)		46,860	4/02/24	2.851%	3 Month LIBOR	(4,751,295)

						$(8,584,101)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
CDX-CMBX.NA., 5/11/63*	5.00%	6.82%	$5,000	$(454,514)	$(135,325)	$(319,189)
Credit Suisse International
CDX-CMBX.NA., 5/11/63*	3.00	4.06	660	(37,907)	(9,403)	(28,504)
CDX-CMBX.NA., 5/11/63*	5.00	6.82	4,000	(363,611)	50,618	(414,229)
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	1.05	591	(287)	(5,008)	4,721
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	1.05	238	(116)	(2,019)	1,903
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	1.05	241	(117)	(2,041)	1,924
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	1.05	347	(168)	(2,636)	2,468
Goldman Sachs International
CDX-CMBX.NA., 5/11/63*	3.00	4.06	2,000	(114,871)	(28,489)	(86,382)
CDX-CMBX.NA., 5/11/63*	3.00	4.06	4,400	(252,717)	(52,311)	(200,406)
CDX-CMBX.NA., 5/11/63*	3.00	4.06	2,000	(114,871)	(28,489)	(86,382)
CDX-CMBX.NA., 5/11/63*	5.00	6.82	5,000	(454,514)	(135,325)	(319,189)

				$(1,793,693)	$(350,428)	$(1,443,265)

*	Termination date

AB INCOME FUND •	35

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2016
Credit Suisse Securities (USA) LLC+	(0.50)%*	—	$943,337
HSBC Bank USA	0.35%	4/13/18	99,058,573
HSBC Bank USA	0.35%	4/19/18	101,911,945
HSBC Bank USA	0.35%	4/20/18	157,654,679
HSBC Bank USA	0.35%	4/27/18	53,520,786
JP Morgan Chase Bank	0.35%	4/05/18	46,372,220
JP Morgan Chase Bank	0.35%	4/09/18	49,307,795
JP Morgan Chase Bank	0.35%	4/18/18	51,758,291
JP Morgan Chase Bank	0.35%	4/26/18	254,712,994

			$815,240,620

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2016.

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the statements of assets and liabilities is as follows:

Remaining Contracted Maturity of the Agreements

Reverse Repurchase Agreements

	Overnight and Continuous			Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Governments – Treasuries	$	– 0	–	$	– 0	–	$	– 0	–		$814,297,283		$814,297,283
Quasi-Sovereigns		$943,337		$	– 0	–	$	– 0	–	$	– 0	–	$943,337

Total		$943,337		$	– 0	–	$	– 0	–		$814,297,283		$815,240,620

^	Less than $0.50.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)	Fair valued by the Adviser.

(e)	Floating Rate Security. Stated interest rate was in effect at April 30, 2016.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.36% of net assets as of April 30, 2016, are considered illiquid and restricted.

36	• AB INCOME FUND

Portfolio of Investments

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.936%, 7/25/25	7/27/15	$3,165,308	$3,126,612	0.19%
Golden Energy Offshore Services AS 8.31%, 5/29/17	5/14/14 - 12/04/15	1,674,187	502,205	0.03%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.689%, 11/25/24	11/06/15	1,862,635	1,962,049	0.12%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	2/19/15	861,788	70,350	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	6/13/13 - 1/27/14	3,510,949	170,568	0.01%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	745,965	150,000	0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	1/29/14 - 2/03/14	916,308	60,840	0.00%

(g)	When-Issued or delayed delivery security.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate market value of these securities amounted to $159,426,944 or 9.6% of net assets.

(i)	IO – Interest Only

(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2016.

(k)	Security is in default and is non-income producing.

(l)	Convertible security.

(m)	Illiquid security.

(n)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Exide Technologies Series AI Series AI 7.00%, 4/30/25	4/30/15 - 12/01/15	$4,997,214	$4,417,158	0.27%
Exide Technologies	4/30/15	87,194	150,322	0.01%
Mt Logan Re Ltd. (Preference Shares)(t)	4/01/15	15,000,000	15,037,437	0.90%
Mt Logan Re Ltd. (Preference Shares)(r)	12/30/14	4,476,000	4,528,422	0.27%

(o)	Non-income producing security.

(p)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

AB INCOME FUND •	37

Portfolio of Investments

(q)	Variable rate coupon, rate shown as of April 30, 2016.

(r)	Effective prepayment date of April 2017.

(s)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(t)	Effective prepayment date of December 2016.

(u)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(v)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

#	The company invests on a global basis in multiple asset classes including (but not limited to) private equity debt securities, property-related assets and private equity securities including warrants and preferred stock.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

INTRCONX – Inter-Continental Exchange

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

NIBOR – Norwegian Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

38	• AB INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,335,750,611)	$2,413,806,172
Affiliated issuers (cost $60,319,931)	60,319,931
Cash	56,386,934
Cash collateral due from broker	7,672,375
Foreign currencies, at value (cost $230,279)	124,655
Interest and dividends receivable	27,499,379
Unrealized appreciation on forward currency exchange contracts	4,253,174
Receivable for capital stock sold	73,168
Upfront premium paid on credit default swaps	50,618
Unrealized appreciation on credit default swaps	11,016

Total assets	2,570,197,422

Liabilities
Payable for reverse repurchase agreements	815,240,620
Payable for investment securities purchased	70,578,745
Payable for capital stock repurchased	7,741,735
Unrealized depreciation on forward currency exchange contracts	7,600,333
Payable for variation margin on exchange-traded derivatives	1,656,941
Unrealized depreciation on credit default swaps	1,454,281
Advisory fee payable	893,469
Upfront premium received on credit default swaps	401,046
Dividends payable	332,533
Transfer Agent fee payable	43,940
Administrative fee payable	19,949
Distribution fee payable	4
Accrued expenses	563,396

Total liabilities	906,526,992

Net Assets	$1,663,670,430

Composition of Net Assets
Capital stock, at par	$207,410
Additional paid-in capital	1,717,629,796
Distributions in excess of net investment income	(3,833,668)
Accumulated net realized loss on investment and foreign currency transactions	(121,004,443)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	70,671,335

$1,663,670,430

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$29,314	3,657	$8.02	*

C	$10,034	1,251.81	$8.02

Advisor	$1,663,631,082	207,405,081	$8.02

*	The maximum offering price per share for Class A shares was $8.38 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB INCOME FUND •	39

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

	For the Period January 1, 2016 to April 30, 2016(a) (unaudited)		Year Ended December 31, 2015
Investment Income
Interest (net of foreign taxes withheld of $3,142)	$28,882,886		$96,143,365
Dividends
Unaffiliated issuers	1,575,485		331,360
Affiliated issuers	158,104		72,367
Other income	– 0	–	60,717

Total income	30,616,475		96,607,809

Expenses
Advisory fee (see Note B)	2,904,584		8,908,641
Distribution fee—Class C	3		– 0	–
Transfer agency—Advisor Class	69,224		116,242
Printing	104,384		883,747
Custodian	86,897		276,061
Registration fees	72,346		217,039
Audit and tax	44,746		152,148
Legal	36,478		279,305
Administrative	20,638		63,721
Directors’ fees	6,567		21,161
Miscellaneous	45,991		156,482

Total expenses before interest expense	3,391,858		11,074,547
Interest expense	1,658,428		2,622,406

Total expenses	5,050,286		13,696,953
Less: expenses waived and reimbursed by the Adviser (see Note B)	(40,091)		– 0	–

Net expenses	5,010,195		13,696,953

Net investment income	25,606,280		82,910,856

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(18,329,965)		44,482,755
Futures	(41,847,988)		(22,468,647)
Options written	751,864		647,736
Swaptions written	– 0	–	169,290
Swaps	561,108		(12,387,670)
Foreign currency transactions	(2,050,504)		14,125,240
Net change in unrealized appreciation/depreciation of:
Investments	103,110,785		(134,192,070)
Futures	4,186,660		18,118,579
Options written	– 0	–	(44,134)
Swaps	(3,125,576)		4,438,126
Foreign currency denominated assets and liabilities	(8,224,192)		2,371,013

Net gain on investment and foreign currency transactions	35,032,192		(84,739,782)

Net Increase in Net Assets from Operations	$60,638,472		$(1,828,926)

(a)	AllianceBernstein Income Fund’s (the “Predecessor Fund”) fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

See notes to financial statements.

40	• AB INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	For the Period January 1, 2016 to April 30, 2016(a) (unaudited)		Year Ended December 31, 2015		Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,606,280		$82,910,856		$100,504,848
Net realized gain (loss) on investment transactions and foreign currency transactions	(60,915,485)		24,568,704		(14,555,797)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	95,947,677		(109,308,486)		60,564,273

Net increase (decrease) in net assets from operations	60,638,472		(1,828,926)		146,513,324
Dividends and Distributions to Shareholders from
Net investment income
Class A	(16)		– 0	–	– 0	–
Class C	(7)		– 0	–	– 0	–
Advisor Class	(26,143,252)		(101,719,576)		(107,988,728)
Net realized gain on investment transactions
Advisor Class	– 0	–	(9,712,602)		– 0	–
Capital Stock Transactions
Net decrease	(66,781,046)		– 0	–	– 0	–
Common Stock (see Note E)
Repurchase of Shares (12,172,242 and 14,903,847 shares, respectively)	– 0	–	(92,499,158)		(112,501,549)

Total decrease	(32,285,849)		(205,760,262)		(73,976,953)
Net Assets
Beginning of period	1,695,956,279		1,901,716,541		1,975,693,494

End of period (including distributions in excess of net investment income of ($3,833,668) and ($3,296,673) and undistributed net investment income of $1,417,504, respectively)	$1,663,670,430		$1,695,956,279		$1,901,716,541

(a)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

See notes to financial statements.

AB INCOME FUND •	41

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Period January 1, 2016 to April 30, 2016(a) (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$60,638,472
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities:
Decrease in interest and dividends receivable	$960,528
Decrease in receivable for investments sold	215,838
Net accretion of bond discount and amortization of bond premium	7,161,767
Increase in payable for investments purchased	70,411,164
Decrease in accrued expenses	(163,144)
Decrease in cash collateral due from broker	396,572
Purchases of long-term investments	(185,575,818)
Purchases of short-term investments	(340,754,687)
Proceeds from disposition of long-term investments	386,198,074
Proceeds from disposition of short-term investments	358,680,680
Proceeds from options written, net	731,155
Payments on swaps, net	(2,346,110)
Payments for exchange-traded derivatives settlements	(39,617,623)
Net realized loss on investment transactions and foreign currency transactions	60,915,485
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(95,947,677)

Total adjustments		221,266,204

Net increase in cash from operating activities		$281,904,676

Cash flows from financing activities:
Repurchase of Shares	(60,109,547)
Cash dividends paid (net of dividend reinvestments)*	(54,180,833)
Decrease in reverse repurchase agreements	(121,072,990)

Net decrease in cash from financing activities		(235,363,370)
Effect of exchange rate on cash		(1,747,552)

Net increase in cash		44,793,754
Net change in cash
Cash at beginning of period		11,717,835

Cash at end of period		$56,511,589

* Reinvestment of dividends	$997,068
Supplemental disclosure of cash flow information:
Interest expense paid during the period	$2,199,948

(a)	AllianceBernstein Income Fund’s (the “Predecessor Fund”) fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

42	• AB INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund, Inc. (the “Fund”), a diversified portfolio. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”) on April 22, 2016 (the “Reorganization”). The Reorganization was approved by the Predecessor Fund’s Board of Directors and shareholders pursuant to an Agreement and Plan of Acquisition and Dissolution (the “Reorganization Agreement”), see Note I for additional information. The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and the Advisor Class shares financial highlights reflect the financial information of the Predecessor Fund through April 21, 2016. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

AB INCOME FUND •	43

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that

44	• AB INCOME FUND

Notes to Financial Statements

significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available

AB INCOME FUND •	45

Notes to Financial Statements

prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

46	• AB INCOME FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,913,676,480		$	– 0	–	$1,913,676,480
Collateralized Mortgage Obligations		– 0	–	108,463,210			– 0	–	108,463,210
Corporates – Non-Investment Grade		– 0	–	88,377,128			6,757,837		95,134,965
Corporates – Investment Grade		– 0	–	61,962,486			– 0	–	61,962,486
Agencies		– 0	–	57,209,495			– 0	–	57,209,495
Commercial Mortgage-Backed Securities		– 0	–	4,096,884			52,293,631		56,390,515
Whole Loan Trusts		– 0	–	– 0	–		25,801,988		25,801,988
Common Stocks:
Consumer Discretionary		– 0	–	– 0	–		1,214,305		1,214,305
Energy		– 0	–	503,785			– 0	–	503,785
Financials		– 0	–	– 0	–		19,930,129		19,930,129
Emerging Markets – Sovereigns		– 0	–	16,469,168			– 0	–	16,469,168
Emerging Markets – Corporate Bonds		– 0	–	13,352,822			329,610		13,682,432
Quasi-Sovereigns		– 0	–	13,401,186			– 0	–	13,401,186
Emerging Markets – Treasuries		– 0	–	8,180,396			– 0	–	8,180,396
Local Governments – Municipal Bonds		– 0	–	6,817,680			– 0	–	6,817,680
Asset-Backed Securities		– 0	–	3,318,265			1,653,848		4,972,113
Governments – Sovereign Agencies		– 0	–	4,443,750			– 0	–	4,443,750
Preferred Stocks		2,615,000		– 0	–		– 0	–	2,615,000
Governments – Sovereign Bonds		– 0	–	1,113,191			– 0	–	1,113,191
Bank Loans		– 0	–	6,715			662,265		668,980
Mortgage Pass-Throughs		– 0	–	48,302			– 0	–	48,302
Warrants		– 0	–	– 0	–		– 0	–(a)	– 0	–
Short-Term Investments		60,319,931		– 0	–		– 0	–	60,319,931

Total Investments in Securities		62,934,931		2,301,440,943			108,643,613		2,473,019,487

Other Financial Instruments(b) :
Assets:
Futures		5,285,380		– 0	–		– 0	–	5,285,380	(c)
Forward Currency Exchange Contracts		– 0	–	4,253,174			– 0	–	4,253,174
Centrally Cleared Credit Default Swaps		– 0	–	579,999			– 0	–	579,999	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	8,128,273			– 0	–	8,128,273	(c)
Credit Default Swaps		– 0	–	11,016			– 0	–	11,016

AB INCOME FUND •	47

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2	Level 3			Total
Liabilities:
Forward Currency Exchange Contracts	$	– 0	–	$(7,600,333)	$	– 0	–	$(7,600,333)
Centrally Cleared Interest Rate Swaps		– 0	–	(16,712,374)		– 0	–	(16,712,374	)(c)
Credit Default Swaps		– 0	–	(1,454,281)		– 0	–	(1,454,281)

Total(d)		$68,220,311		$2,288,646,417		$108,643,613		$2,465,510,341

Investments valued at NAV(e)								1,106,616

Total Investments								$2,466,616,957

(a)	The Fund held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(d)	There were no transfers between Level 1 and Level 2 during the reporting period.

(e)	As of April 30, 2016, certain of the Fund’s investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Collateralized Mortgage Obligations			Corporates - Non-Investment Grade		Commercial Mortgage- Backed Securities
Balance as of 12/31/15		$97,375,665		$7,013,931		$60,751,150
Accrued discounts/(premiums)		631		109,463		50,546
Realized gain (loss)		(164,089)		(27)		(738,445)
Change in unrealized appreciation/depreciation		115,145		(360,430)		(446,896)
Purchases		– 0	–	162,481		– 0	–
Sales		(465,895)		(167,581)		(7,322,724)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		(96,861,457)		– 0	–	– 0	–

Balance as of 4/30/16	$	– 0	–	$6,757,837		$52,293,631

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16(d)	$	– 0	–	$(360,430)		$(1,191,517)

48	• AB INCOME FUND

Notes to Financial Statements

	Whole Loan Trusts		Common Stocks			Emerging Markets - Corporate Bonds
Balance as of 12/31/15	$26,950,760			$22,554,552		$ – 0	–
Accrued discounts/(premiums)	18,274			– 0	–	(718)
Realized gain (loss)	(334,301)			– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(321,426)			(1,410,118)		94,892
Purchases	2,597,268			– 0	–	– 0	–
Sales	(3,108,587)			– 0	–	– 0	–
Transfers in to Level 3	– 0	–		– 0	–	235,436
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 4/30/16	$25,801,988			$21,144,434		$329,610

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16(d)	$(319,572)			$(1,410,118)		$94,892

	Asset-Backed Securities		Investment Companies			Bank Loans
Balance as of 12/31/15	$1,744,238			$1,050,272		$4,226,990
Accrued discounts/(premiums)	– 0	–		– 0	–	12,997
Realized gain (loss)	– 0	–		– 0	–	(171,888)
Change in unrealized appreciation/depreciation	(7,190)			– 0	–	(202,702)
Purchases	– 0	–		– 0	–	48,622
Sales	(83,200)			– 0	–	(2,447,480)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(1,050,272)		(804,274)

Balance as of 4/30/16	$1,653,848		$	– 0	–	$662,265

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16(d)	$(7,190)		$	– 0	–	$(480,850)

AB INCOME FUND •	49

Notes to Financial Statements

	Warrants(a)			Total
Balance as of 12/31/15	$	– 0	–	$221,667,558
Accrued discounts/(premiums)		– 0	–	191,193
Realized gain (loss)		– 0	–	(1,408,750)
Change in unrealized appreciation/depreciation		– 0	–	(2,538,725)
Purchases		– 0	–	2,808,371
Sales		– 0	–	(13,595,467)
Transfers in to Level 3		– 0	–	235,436	(b)
Transfers out of Level 3		– 0	–	(98,716,003	)(c)

Balance as of 4/30/16	$	– 0	–	$108,643,613

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16(d)	$	– 0	–	$(3,674,785)

(a)	The Fund held securities with zero market value at period end.

(b)	There were de minimis transfers under 1% of net assets from Level 2 to Level 3 during the reporting period.

(c)

An amount of $97,665,731 was transferred out of Level 3 into Level 2 due to increase in observability of inputs during the reporting period and there were de minimis transfers under 1% of net assets from Level 3 to Investments Valued at NAV.

(d)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

50	• AB INCOME FUND

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at April 30, 2016. Securities priced i) at net asset value, or ii) by third party vendors are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/16	Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates – Non-Investment Grade	$1,673,834	Discounted Cashflow	Clean Debt Value Convertible Feature Value	51.9% – 77.3% / 64.6% 11.4% – 2.3% / 6.9%
Whole Loan Trusts	1,233,656	Recovery Analysis	Deliquency Rate	<4% / NA
	1,895,999	Recovery Analysis	Deliquency Rate	<4% / NA
	759,084	Recovery Analysis	Deliquency Rate Collateralization	<5% / NA >1.1X / NA
	219,563	Recovery Analysis	Appraisal Value	$3,376,000 / NA
	372,386	Recovery Analysis	Appraisal Value	$4,560,000 / NA
	254,678	Recovery Analysis	Appraisal Value	$3,200,000 / NA
	1,876,387	Projected Cashflow	Level Yield	13.45% / NA
	1,173,470	Projected Cashflow	Level Yield	13.45% / NA
	1,280,235	Projected Cashflow	Level Yield	92.95% / NA
	3,093,092	Market- Approach	Underlying NAV of the collateral	$107.26 / NA
	1,030,908	Recovery Analysis	Cumulative Loss	15.00% / NA
	1,949,530	Recovery Analysis	Cumulative Loss	17.00% / NA
	10,663,000	Projected Cashflow	Level Yield	13.11% / NA
Common Stocks	150,322	Option Pricing Model	Enterprise Value	$519.2mil – $603.2Mil / NA
			Exercise Price	$730.4mil – $830.5mil / NA
			Years to Expiration	2.5yr – 4.5yr / NA
			EV Volatility %	22.6% – 26.5% / NA
			Risk Free Rate	1.09% – 1.55% / NA
	1,063,983	Market- Approach	EBITDA* Projection EBITDA* Multiples	$194.0MM / NA 7.9X – 9.9X / 8.9X
Bank Loans	662,265	Market- Approach	EBITDA* EBITDA* Multiple Scrap Value	$28mil – $70mil 6X $110mil

*	Earnings before Interest, Taxes, Depreciation and Amortization.

AB INCOME FUND •	51

Notes to Financial Statements

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

52	• AB INCOME FUND

Notes to Financial Statements

interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a prorata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

AB INCOME FUND •	53

Notes to Financial Statements

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

9. Redemption Fees

The Fund imposes a .75% fee on redemption and exchanges of Advisor Class shares. This fee is retained by the Fund and is included in the financial statements as a component of additional paid-in capital. The fee is effective until July 22, 2016.

10. Change of Fiscal Year End

The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31. Accordingly, the statement of operations, statement of changes in net assets, statement of cash flows and the Advisor Class shares financial highlights reflect the four months from January 1, 2016 to April 30, 2016. The financial highlights for Class A and Class C shares reflect the period from April 21, 2016 (inception date) to April 30, 2016.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion of the Fund’s average daily net assets, .55% of the excess over $2.5 billion up to $5 billion and .50% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .88%, 1.63% and .63% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2016 are subject to repayment by the Fund until October 31, 2019 provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the net fee percentage set forth in the preceding sentence. The Expense Caps may not be terminated by the Adviser before April 22, 2018. The Predecessor Fund did not have an Expense Cap. For the period ended April 30, 2016, such reimbursements/waivers amounted to $40,091. Prior to April 21, 2016, the Predecessor Fund paid the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Predecessor Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Predecessor Fund’s average weekly net

54	• AB INCOME FUND

Notes to Financial Statements

assets in excess of $250 million, and 4.75% of the Predecessor Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swaps, less interest on money borrowed by the Predecessor Fund) accrued by the Predecessor Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Predecessor Fund’s average weekly net assets during the month (approximately .80% on an annual basis).

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended April 30, 2016, the reimbursement for such services amounted to $20,638.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Prior to the Reorganization Computershare Trust Company, N.A. was the Transfer Agent. For the period ended April 30, 2016, there was no reimbursement paid to ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $41 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended April 30, 2016.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the period ended April 30, 2016 is as follows:

Market Value December 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2016 (000)	Dividend Income (000)
$ 78,338	$340,663	$358,681	$60,320	$158

Brokerage commissions paid on investment transactions for the period ended April 30, 2016 amounted to $18,683, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

AB INCOME FUND •	55

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pay distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $0 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$33,096,540	$275,604,800
U.S. government securities	152,430,656	93,715,844

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$124,538,297
Gross unrealized depreciation	(46,482,736)

Net unrealized appreciation	$78,055,561

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

56	• AB INCOME FUND

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended April 30, 2016, the Fund held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale

AB INCOME FUND •	57

Notes to Financial Statements

commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended April 30, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium

58	• AB INCOME FUND

Notes to Financial Statements

received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the period ended April 30, 2016, the Fund held purchased options for hedging and non-hedging purposes. During the period ended April 30, 2016, the Fund held written options for hedging and non-hedging purposes.

For the period ended April 30, 2016, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/15	– 0	–	$	– 0	–
Options written	5,010,742,936			1,162,857
Options assigned	(17,176,000)			(25,764)
Options expired	(4,869,670,936)			(705,391)
Options bought back	(123,896,000)			(431,702)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 4/30/16	– 0	–	$	– 0	–

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by

AB INCOME FUND •	59

Notes to Financial Statements

having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

60	• AB INCOME FUND

Notes to Financial Statements

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended April 30, 2016, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts

AB INCOME FUND •	61

Notes to Financial Statements

received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of April 30, 2016, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the period ended April 30, 2016, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to

62	• AB INCOME FUND

Notes to Financial Statements

reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$13,413,653	*	Receivable/Payable for variation margin on exchange-traded derivatives	$16,712,374	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	579,999	*	Receivable/Payable for variation margin on exchange-traded derivatives

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	4,253,174		Unrealized depreciation on forward currency exchange contracts	7,600,333

Credit contracts	Unrealized appreciation on credit default swaps	11,016		Unrealized depreciation on credit default swaps	1,454,281

Total		$18,257,842			$25,766,988

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB INCOME FUND •	63

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(41,847,988)	$4,186,660

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	5,750,914	(8,527,144)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	751,864	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(718,903)	(2,707,118)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,280,011	(418,458)

Total		$(34,784,102)	$(7,466,060)

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended April 30, 2016:

Futures:
Average original value of sale contracts	$777,524,622

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$186,025,798
Average principal amount of sale contracts	$281,481,092

Purchased Options:
Average monthly cost	$91,630	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$839,836,306

Credit Default Swaps:
Average notional amount of sale contracts	$29,816,000

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,476,097	(b)
Average notional amount of sale contracts	$36,984,722

(a)	Positions were open for one month during the period.

(b)	Positions were open for two months during the period.

64	• AB INCOME FUND

Notes to Financial Statements

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of April 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Capital/Barclays Bank PLC	$57,071	$(57,071)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	555,335	(377,706)			– 0	–		– 0	–		177,629
Citibank, NA	249,130	(249,130)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	292,316	(24,308)			– 0	–		– 0	–		268,008
Goldman Sachs Bank USA/Goldman Sachs International	294,793	(294,793)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	1,616,282	– 0	–		– 0	–		(1,194,699)			421,583
JPMorgan Chase Bank	277,781	(91,016)			– 0	–		– 0	–		186,765
Royal Bank of Scotland PLC	823,551	– 0	–		– 0	–		– 0	–		823,551
Standard Chartered Bank	81,690	(81,690)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	5,225	(5,225)			– 0	–		– 0	–		– 0	–

Total	$4,253,174	$(1,180,939)		$	– 0	–		$(1,194,699)			$1,877,536	^

AB INCOME FUND •	65

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$351,225	$	– 0	–		$(351,225)		$	– 0	–	$	– 0	–
Morgan Stanley & Co. LLC/Morgan Stanley & Co., Inc.**	1,305,716		– 0	–		(104,595)			(1,201,121)			– 0	–

Total	$1,656,941	$	– 0	–		$(455,820)			$(1,201,121)		$	– 0	–

OTC Derivatives:
Barclays Capital/Barclays Bank PLC	$454,514		$(57,071)		$	– 0	–		$(375,440)			$22,003
BNP Paribas SA	377,706		(377,706)			– 0	–		– 0	–		– 0	–
Citibank, NA	630,105		(249,130)			– 0	–		– 0	–		380,975
Credit Suisse International	1,505,939		– 0	–		– 0	–		(537,060)			968,879
Deutsche Bank AG	24,308		(24,308)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	4,354,881		(294,793)			– 0	–		(812,986)			3,247,102
JPMorgan Chase Bank	91,016		(91,016)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co., Inc.	205,252		– 0	–		– 0	–		– 0	–		205,252
Standard Chartered Bank	903,480		(81,690)			– 0	–		– 0	–		821,790
State Street Bank & Trust Co.	846,825		(5,225)			– 0	–		– 0	–		841,600

Total	$9,394,026		$(1,180,939)		$	– 0	–		$(1,725,486)			$6,487,601	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

66	• AB INCOME FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the period ended April 30, 2016, the Fund had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement,

AB INCOME FUND •	67

Notes to Financial Statements

it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the period ended April 30, 2016, the average amount of reverse repurchase agreements outstanding was $1,398,218,094 and the daily weighted average interest rate was 0.34%. At April 30, 2016, the Fund had reverse repurchase agreements outstanding in the amount of $815,240,620 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2016:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Credit Suisse Securities (USA) LLC	$943,337	$(943,337)	$	– 0	–
HSBC Bank USA	412,145,983	(412,145,983)		– 0	–
JP Morgan Chase Bank	402,151,300	(402,151,300)		– 0	–

Total	$815,240,620	$(815,240,620)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include

68	• AB INCOME FUND

Notes to Financial Statements

participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than period) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

During the period ended April 30, 2016, the Fund had no commitments outstanding and received no commitment fees or additional funding fees.

NOTE E

Common Stock

During the years ended December 31, 2015 and December 31, 2014 the Predecessor Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

On June 25, 2014, the Predecessor Fund announced a share repurchase program for the Predecessor Fund’s discretionary repurchase of up to 15% of its then outstanding shares of common stock (valued at up to approximately $306 million as of June 24, 2014 based on Predecessor Fund total net assets of approximately $2.04 billion) in open market transactions over a one-year period. This share repurchase program was intended to benefit long-term Predecessor Fund stockholders by the repurchase of Predecessor Fund shares at a discount to their net asset value. During the year ended December 31, 2015 and the year ended December 31, 2014 the Predecessor Fund repurchased 12,172,242 and 14,903,847 shares, respectively, at an average discount of 10.45% and 10.09%, respectively, from net asset value. The share repurchase program expired on June 25, 2015.

AB INCOME FUND •	69

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	January 1, 2016 to April 30, 2016(a) (unaudited)	January 1, 2016 to April 30, 2016(a) (unaudited)

Class A(b)
Shares sold	3,656	$29,162

Shares issued in reinvestment of dividends and distributions	1	7

Net increase	3,657	$29,169

Class C(b)
Shares sold	1,252	$10,002

Net increase	1,252	$10,002

Advisor Class
Shares sold	14,524	$629,694

Shares issued in reinvestment of dividends and distributions	124,322	997,061

Shares redeemed	(8,569,373)	(68,446,972)

Net decrease	(8,430,527)	$(66,820,217)

(a)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

(b)	Inception date of April 21, 2016.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (often referred to as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market

70	• AB INCOME FUND

Notes to Financial Statements

generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the real value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, liquidity risk has also

AB INCOME FUND •	71

Notes to Financial Statements

increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$107,568,721	$107,988,728
Net long-term capital gains	3,863,457	– 0	–

Total taxable distributions paid	$111,432,178	$107,988,728

72	• AB INCOME FUND

Notes to Financial Statements

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,104,336
Accumulated capital and other losses	(58,811,757	)(a)
Unrealized appreciation/(depreciation)	(31,209,241	)(b)

Total accumulated earnings/(deficit)	$(86,916,662	)(c)

(a)

As of December 31, 2015, the Predecessor Fund’s cumulative deferred loss on straddles was $49,588,327. At December 31, 2015, the Predecessor Fund had a net post-October long-term capital loss deferral of $9,223,430 which is deemed to arise on January 1, 2016.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and partnership investments, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies (PFICs).

(c)	The differences between book-basis and tax-basis components of accumulated earnings/ (deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2015, the Predecessor Fund did not have any capital loss carryforwards.

NOTE I

Acquisition and Reorganization

At a meeting held on August 6, 2015 the Board, on behalf of the Fund, and the Board of Directors of the Predecessor Fund, approved the Reorganization Agreement providing for the tax-free acquisition by the Fund of the assets and liabilities of the Predecessor Fund, and the Predecessor Fund shareholders approved the Reorganization Agreement at a Special Meeting of Shareholders held on March 1, 2016. The acquisition was completed on April 22, 2016. Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Fund’s shares were transferred in exchange for the Fund’s Advisor Class shares, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization		Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization			Aggregate net assets immediately after the Reorganization
Predecessor Fund*	215,833,695		– 0	–		$1,725,148,833	+	$	– 0	–
The Fund	– 0	–	215,833,695		$	– 0	–		$1,725,148,833

*	Represents the accounting survivor.
+	Includes unrealized appreciation of $66,340,404.

AB INCOME FUND •	73

Notes to Financial Statements

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

74	• AB INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
April 21, 2016(a) to April 30, 2016 (unaudited)
Net asset value, beginning of period	$ 7.99

Income From Investment Operations
Net investment income(b)	.01
Net realized and unrealized gain on investment and foreign currency transactions	.02

Net increase in net asset value from operations	.03

Less: Dividends
Dividends from net investment income(c)	(.00)

Net asset value, end of period	$ 8.02

Total Return
Total investment return based on net asset value(d)	.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29
Ratio to average net assets of:
Expenses(e)^	.88%
Net investment income^	3.01%
Portfolio turnover rate	8%

See footnote summary on page 78.

AB INCOME FUND •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
April 21, 2016(a) to April 30, 2016 (unaudited)

Net asset value, beginning of period	$ 7.99

Income From Investment Operations
Net investment income(b)	.01
Net realized and unrealized gain on investment and foreign currency transactions	.02

Net increase in net asset value from operations	.03

Less: Dividends and Distributions
Dividends from net investment income(c)	(.00)

Net asset value, end of period	$ 8.02

Total Return
Total investment return based on net asset value(d)	.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses(e)^	1.63%
Net investment income^	2.33%
Portfolio turnover rate	8%

See footnote summary on page 78.

76	• AB INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	January 1, 2016 to April 30, 2016(f) (unaudited)		Year Ended December 31,
			2015		2014		2013		2012		2011

Net asset value, beginning of period	$ 7.86		$ 8.34		$ 8.13		$ 8.89		$ 8.93		$ 8.75

Income From Investment Operations
Net investment income(b)	.12	(g)	.38		.42		.40		.40		.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32		(.41)		.19		(.71)		.57		.31
Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.44		(.03)		.61		(.31)		.97		.75

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.46)		(.45)		(.41)		(.48)		(.57)
Distributions from net realized gain on investment transactions	– 0	–	(.05)		– 0	–	(.04)		(.53)		– 0	–

Total dividends and distributions	(.28)		(.51)		(.45)		(.45)		(1.01)		(.57)

Redemption fee	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Anti-Dilutive Effect of Share Repurchase Program	– 0	–	.06		.05		– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 8.02		$ 7.86		$ 8.34		$ 8.13		$ 8.89		$ 8.93

Market value, end of period	N/A		$ 7.67		$ 7.47		$ 7.13		$ 8.10		$ 8.07

Discount, end of period	N/A		(2.42)%		(10.43)%		(12.30)%		(8.89)%		(9.63)%
Total Return
Total investment return based on:
Market value	N/A		9.71	%(h)	11.28	%(h)	(6.50	)%(h)	13.08	%(h)	9.36	%(h)
Net asset value	3.63	%(d)	.70	%(h)	8.96	%(h)	(2.86	)%(h)	12.15	%(h)	9.67	%(h)
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,664		$1,696		$1,902		$1,976		$2,159		$2,168
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.88	%^	.75%		.67%		.63%		.64%		.64%
Expenses, before waivers/reimbursements(e)	.89	%^	.75%		.67%		.63%		.64%		.64%
Net investment income	4.51	%(g)^	4.57%		5.02%		4.74%		4.34%		5.00%
Portfolio turnover rate	8%		34%		32%		107%		58%		67%

See footnote summary on page 78.

AB INCOME FUND •	77

Financial Highlights

(a)	Inception date.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios, excluding interest expense are:

	January 1, 2016 to April 30, 2016(f) (unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011

Class A
Expenses	.67	%^	N/A	N/A	N/A	N/A	N/A
Class C
Expenses	1.26	%^	N/A	N/A	N/A	N/A	N/A
Advisor Class
Net of waivers	.59	%^	.61%	.61%	.57%	.55%	.58%
Before waivers	.60	%^	.61%	.61%	.57%	.55%	.58%

(f)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

(g)	Net of fees and expenses waived by the Adviser.

(h)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

78	• AB INCOME FUND

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer
William H. Foulk, Jr.(1) D. James Guzy(1)	Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2), Vice President	Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Sheridan.

AB INCOME FUND •	79

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the Fund’s Advisory Agreement with the Adviser in respect of AB Income Fund (the “Portfolio”) for an initial two-year period at a meeting held on August 4-5, 2015.

Prior to approval of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AB Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

80	• AB INCOME FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited, to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations, no performance or other historical information for the Portfolio was available from the Adviser. However,

AB INCOME FUND •	81

it was proposed that the Portfolio would receive the assets of AllianceBernstein Income Fund, Inc. (“ABIF”) in exchange for Advisor Class shares of the Portfolio and the assumption by the Portfolio of all of the liabilities of ABIF. Shareholders of ABIF would receive Advisor Class shares of the Portfolio in connection with the reorganization. The portfolio management team of ABIF would continue to manage the assets of the Portfolio. The Adviser provided the directors with the performance returns of ABIF. The directors noted the significant differences between ABIF and the Portfolio, in particular that ABIF utilized leverage to seek incremental return for its common stockholders, which the Portfolio, as an open-end fund, could not do. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $1.0 billion. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $1.0 billion, its proposed contractual effective advisory fee rate of 60 basis points was higher than the Lipper expense group median of 56.9 basis points. The directors discussed with the Adviser, consistent with a recommendation of the Senior Officer, the reasons for ABIF’s and the Portfolio’s different fee structure and level of the advisory fee. The Adviser informed the directors that because the Portfolio is an open-end fund, instituting a similar income-based fee for the Portfolio would present a marketing impediment for a number of the Adviser’s distributing partners. The Adviser also informed the directors that the Portfolio’s asset-based fee is typical for open-end funds. The Adviser informed the directors that the Portfolio’s advisory fee rate is higher than the advisory fee rate of ABIF because the current historically low interest rate environment results in the income-based component of the fee rate being unusually low. The Adviser explained that the Portfolio’s ordinary fee rate is lower than the fee rate paid by ABIF in most prior periods.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision.

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The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to restrictions and limitations of the Investment Company Act of 1940 as these may be waived as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest.

The directors considered the anticipated total expense ratio of the Class A shares of the Portfolio assuming $1.0 billion in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The directors also considered the proposed expense limitation agreement between the Adviser and the Fund for a two-year period beginning with the Portfolio’s commencement of operations. Under the proposed expense limitation agreement the Adviser would agree to waive its fees and/or reimburse expenses of the Portfolio to the extent that total expenses exceed 0.88% for Class A shares and 0.63% for Advisor Class shares. The anticipated expense ratios for the Portfolio reflected fee waivers and/or expense reimbursement as a result of the proposed expense limitation agreement. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors requested that the Adviser set the expense limitation at a lower level than the 0.90% initially proposed. The Adviser proposed a limit of 0.88% instead, and the directors considered that level acceptable. Following a recommendation of the Senior Officer, the directors discussed with the Adviser their concern that, after the two year term of the expense limitation agreement, the Portfolio’s expense ratio would increase. In response, the Adviser also agreed to review the gross expense ratio of the Portfolio with the directors in advance of the expiration of the two year term of its expense limitation agreement.

AB INCOME FUND •	83

The information reviewed by the directors showed that the Portfolio’s anticipated Class A expense ratio of 88 basis points, giving effect to the proposed expense limitation agreement, was close to the Expense Group median of 86.7 basis points and the Expense Universe median of 87.4 basis points. The information also showed that the Portfolio’s anticipated Advisor Class expense ratio of 63 basis points, giving effect to the proposed expense limitation agreement, was comparable to, but higher than, ABIF’s current expense ratio of 55 basis points. The directors concluded that, under the particular circumstances of the Portfolio, the anticipated expense ratios of the Class A shares and the Advisor Class shares, taking into account the two year expense limitation, were acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”) in respect of AB Income Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Adviser proposed the reorganization of AB Income Fund, Inc. (“ABIF”), the existing closed-end investment company managed by the Adviser, and the establishment of the Portfolio as a “shell” fund to receive the assets of ABIF into the Portfolio. For various reasons, the Adviser is seeking to effectively convert ABIF into an open-end fund. The Adviser seeks an agreement and plan of acquisition and liquidation for the transfer of ABIF’s assets and liabilities into the Portfolio in exchange for shares of the Portfolio.

The Portfolio’s investment objective is high current income consistent with preservation of capital. The Portfolio will invest at least 80% of its net assets in income-producing securities. The Portfolio will, under normal circumstances, invest at least 65% of its total assets in securities of U.S. and foreign governments, their agencies and instrumentalities, and repurchase agreements pertaining to U.S. government securities. Furthermore, the Portfolio will be limited to investing at least 65% of its net assets denominated in U.S. dollars; no more than 35% of the Portfolio’s net assets will be invested in below investment-grade securities; and no more than 25% of the Portfolio’s total assets will be invested in securities of issuers in any one country other than the U.S.

The Adviser will select securities for purchase or sale based on its assessment of the securities’ individual risk and returns characteristics and overall impact to the

1	The Senior Officer’s fee evaluation was completed on July 23, 2015 and discussed with the Board of Directors on August 4-5, 2015.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

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Portfolio’s risk and return characteristics. In making this assessment, the Adviser will take into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings. The Portfolio’s non-fundamental investment policies will restrict the Portfolio from margin purchases and investing in oil, gas and mineral exploration programs.

The Adviser expects to use a variety of derivatives, including options, swaps, forwards and futures, in its management of the Portfolio. In addition, the Adviser does not plan to leverage the Portfolio through conventional borrowings, but may utilize reverse repurchase agreements and similar instruments. The use of derivatives and reverse repurchase agreements is expected to create gross exposure for the Portfolio that will at times be substantially in excess of the Portfolio’s net assets, effectively leveraging the Portfolio.

The Portfolio’s benchmark will be the Barclays U.S. Aggregate Bond Index. The Adviser expects Lipper and Morningstar to place the Portfolio in their respective Core Plus Bond and Intermediate Term Bond categories, respectively.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be

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taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Schedule Based on Average Daily Net Assets
Income Portfolio[4]	0.60% on the first $2.5 billion 0.55% on the next $2.5 billion 0.50% on the balance

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a two year period after the Portfolio commences operations. The Expense Limitation Agreement also provides a mechanism for reimbursing the Adviser for its expense cap subsidies. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the amounts waived or reimbursed until the end of three fiscal years after the fiscal period in which the amounts were waived or reimbursed to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps. The Adviser’s ability to recoup expenses will terminate with the agreements. The Adviser does not expect the Portfolio to outgrow its expense cap.

3	Jones v. Harris at 1427.

4	The proposed advisory fee schedule for the Portfolio is identical to that of recently established fixed income funds: AB Bond Fund, Inc. – Limited Duration High Income Portfolio and AB Bond Fund, Inc. – High Yield Portfolio. The proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the NYAG related High Income category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule. The advisory fee schedule of the High Income category is as follows: 50 bp on the first $2.5 billion, 45 bp on the next $2.5 billion, and 40 bp on the balance.

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Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[5]	Fiscal Year End
Income Portfolio[6]	Class A	0.90%	1.10%	October
	Class C	1.65%	1.87%
	Class R	1.15%	1.51%
	Class K	0.90%	1.20%
	Class I	0.65%	0.87%
	Advisor	0.65%	0.85%
	Class Z	0.65%	0.77%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held; servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. Managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational

5	The Portfolio’s estimated gross expense ratios is based on an initial estimate of the Portfolio’s net assets at $1 billion.

6	Shareholders of ABIF who choose to “open-end” their shares to ABIF would receive Advisor Class shares. During ABIF’s most recently completed fiscal year, its total expense ratio was 0.61% excluding interest expense.

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damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 However, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.

Set forth in the table below is ABIF’s investment advisory fee schedule. The advisory fee has two components: (i) a base fee based on the closed-end fund’s average weekly net assets; and (ii) a fee based on the fund’s daily gross income. The Adviser and/or its affiliates are also compensated for administrative and shareholder inquiry services provided to ABIF:

AB Fund	Fee Schedule[8]
ABIF	Advisory Fee: 0.30% on the first $250 million 0.25% on the balance plus 4.75% of daily gross income

ABIF’s advisory fee shall not exceed 0.80% of the fund’s average weekly net assets.

Administration Fee: At cost reimbursement

Shareholder Inquiry Agency Fee: At cost reimbursement

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	ABIF’s base fee is calculated based on ABIF’s average weekly net assets.

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II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $1 billion, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Income Portfolio	0.600	0.569	9/12

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.13

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.
12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

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Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Income Portfolio	0.900	0.867	8/12	0.874	17/28

Based on this analysis, the Portfolio has a higher contractual management fee than the EG median. In addition, the Portfolio’s total expense ratio is higher than both EG and EU medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AB Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount to be paid to a financial intermediary

14	Projected total expense ratio information, based on an initial net asset estimate of $1 billion, pertains to the Portfolio’s Class A shares.

AB INCOME FUND •	91

associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AB Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

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The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $485 billion as of June 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. Performance information for ABIF, set forth below, was discussed with the Directors at the August 4-5, 2015 meetings.

	Periods Ended May 31, 2015 at NAV
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)
ABIF	5.78	5.52	7.37	8.03
Lipper Corporate BBB-Rated Debt Funds (Leveraged) Average / # Funds	2.50	4.93	6.86	6.12
Lipper Core Plus Bond Average / # Funds[18]	2.37	3.41	4.74	4.86
Barclays U.S. Aggregate Bond Index[18]	3.03	2.21	3.90	4.61
Inception Date: August 28, 1987

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	Unlike ABIF, funds in the Lipper category, Core Plus Bond, are not leveraged. The Barclays U.S. Aggregate Bond Index is also not leveraged. ABIF’s ability to utilize leverage may give the closed-end fund an advantage in terms of performance in comparison to funds that are not leveraged.

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CONCLUSION:

Based on the factors discussed above, the Senior Officer’s recommended that the Directors consider asking the Adviser to extend the two-year expense cap period for the Portfolio and to explain why it did not propose to implement ABIF’s advisory schedule, which has two components: a base fee and a fee based on the closed-end fund’s daily gross income. Such fee structure would compensate the Adviser more directly proportionate to the level of income earned by the Portfolio. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2015

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THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB INCOME FUND •	95

AB Family of Funds

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IF-0152-0416

APR    04.30.16

SEMI-ANNUAL REPORT

AB INTERMEDIATE BOND PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

June 24, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Intermediate Bond Portfolio (the “Portfolio”) for the semi-annual reporting period ended April 30, 2016.

Investment Objective and Policies

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to 10 years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

Investment Results

The table on page 6 shows the Portfolio’s performance compared with its benchmark, the Barclays US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2016.

All share classes underperformed the benchmark for both periods, before sales charges. During both periods, short relative duration detracted from relative performance due to falling yields, as did an underweight positioning along the long end of the yield curve (particularly in 20-year maturities). Although security selection did not have a meaningful impact on returns in the six-month period, selections within conventional 30-year agency mortgage-backed securities and capital goods issuers detracted in the 12-month period. Sector

AB INTERMEDIATE BOND PORTFOLIO •	1

positioning contributed in both periods, specifically a beneficial exposure to collateralized mortgage obligations. Currency selection did not materially affect relative performance in the six-month period. However, during the 12-month period it had a positive impact due to several modest contributors across the Portfolio’s currency positions, including an underweight in the Australian dollar and an overweight in the Japanese yen.

The Portfolio utilized derivatives including Treasury futures and interest rate swaps (including inflation swaps) to manage duration, inflation, country and yield-curve positioning for both periods. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact on absolute performance during both periods; currency forwards and options were utilized for both hedging and investment purposes to manage the Portfolio’s overall currency exposure.

Market Review and Investment Strategy

Bond markets were volatile over the six- and 12-month periods ended April 30, 2016, as economic growth trends and monetary policies in the world’s largest economies continued to diverge. Commodity prices declined through much of the 12-month period, with oil prices dipping below $26 per barrel in February, before beginning to stabilize in March and April—despite a breakdown in formal discussions about a potential production freeze. Government bond yields continued their volatility, and the yield on the US 10-Year Treasury ranged from about 1.6% to just below 2.5%, ultimately ending the period at 1.8%. The US dollar appreciated against many developed- and emerging-market currencies during much of the 12-month period, yet during the early part of 2016 the dollar reversed course and depreciated against many of these same currencies. The US Federal Reserve made its first official rate hike in nearly a decade in December, which investors generally accepted smoothly.

European markets declined in the second quarter of 2015 on fears of Greece’s departure from the European Union, but rebounded when stop-gap measures were reached with the country’s creditors in the third quarter to avoid an exit. Volatility was somewhat contained as the European Central Bank (“ECB”) maintained an easing bias through the period, though additional measures announced in December fell far short of investor expectations, putting pressure on markets in the region. However, the ECB surprised investors with aggressive expansion of its quantitative easing program in March. Other central banks cut rates, with some, including the Bank of Japan and ECB, dipping into negative rate territory.

Economic activity in emerging-market economies continued to slow: Asia struggled with sluggish exports and weak domestic demand; Latin America continued to face weak growth and political upheaval in many parts of the region; and Eastern Europe’s growth picture was varied, as those countries tied to Western Europe fared better than those tied to commodities.

2	• AB INTERMEDIATE BOND PORTFOLIO

Emerging-market sentiment was bolstered toward the end of the 12-month period. This was due to an uptick in oil prices, signs that China’s slowdown may be less pronounced than feared, encouraging political developments regarding Brazilian president Dilma Rousseff’s impeachment on corruption charges and Argentina’s progress on negotiations with its creditors that culminated in April with the country’s first new security issuance in 15 years.

Against this backdrop, fixed-income performance varied across regions and sectors during the 12-month period. Credit securities generally underperformed developed-market Treasuries; developed-market Treasuries also outperformed emerging-market local-currency government bonds (despite the emerging-market rally in the last three months of the period). The positive performance of investment-grade securities generally outpaced negative returns from high-yield sectors, which saw a fairly wide divergence across sector returns. Commodity-linked sectors had the worst performance—suffering on negative oil price action—with energy down the most, followed by basic industries.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

AB INTERMEDIATE BOND PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a greater risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB INTERMEDIATE BOND PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolio’s prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB INTERMEDIATE BOND PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Intermediate Bond Portfolio
Class A	2.45%	1.87%

Class B*	2.07%	1.11%

Class C	2.08%	1.12%

Advisor Class†	2.58%	2.13%

Class R†	2.33%	1.62%

Class K†	2.45%	1.87%

Class I†	2.58%	2.12%

Class Z†	2.57%	2.12%

Barclays US Aggregate Bond Index	2.82%	2.72%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			1.80%
1 Year	1.87%	-2.46%
5 Years	3.53%	2.64%
10 Years	4.87%	4.42%

Class B Shares			0.99%
1 Year	1.11%	-1.84%
5 Years	2.81%	2.81%
10 Years(a)	4.49%	4.49%

Class C Shares			1.13%
1 Year	1.12%	0.14%
5 Years	2.81%	2.81%
10 Years	4.16%	4.16%

Advisor Class Shares†			2.13%
1 Year	2.13%	2.13%
5 Years	3.83%	3.83%
10 Years	5.18%	5.18%

Class R Shares†			1.52%
1 Year	1.62%	1.62%
5 Years	3.32%	3.32%
10 Years	4.67%	4.67%

Class K Shares†			1.82%
1 Year	1.87%	1.87%
5 Years	3.57%	3.57%
10 Years	4.93%	4.93%

Class I Shares†			2.14%
1 Year	2.12%	2.12%
5 Years	3.83%	3.83%
10 Years	5.19%	5.19%

Class Z Shares†			2.24%
1 Year	2.12%	2.12%
Since Inception‡	3.45%	3.45%

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance and footnotes continued on next page)

AB INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Portfolio’s prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.03%, 1.80%, 1.78%, 0.77%, 1.38%, 1.08%, 0.75% and 0.71% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85%, 0.60% and 0.60% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2016.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡	Inception date: 4/25/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• AB INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.45%
5 Years	2.77%
10 Years	4.32%

Class B Shares
1 Year	-2.94%
5 Years	2.95%
10 Years(a)	4.40%

Class C Shares
1 Year	-0.90%
5 Years	2.95%
10 Years	4.07%

Advisor Class Shares†
1 Year	0.98%
5 Years	3.97%
10 Years	5.09%

Class R Shares†
1 Year	0.57%
5 Years	3.46%
10 Years	4.58%

Class K Shares†
1 Year	0.82%
5 Years	3.73%
10 Years	4.84%

Class I Shares†
1 Year	0.98%
5 Years	3.97%
10 Years	5.10%

Class Z Shares†
1 Year	0.99%
Since Inception‡	3.20%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

‡	Inception date: 4/25/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

AB INTERMEDIATE BOND PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,024.50	$4.28	0.85%
Hypothetical**	$1,000	$1,020.64	$4.27	0.85%
Class B
Actual	$1,000	$1,020.70	$8.04	1.60%
Hypothetical**	$1,000	$1,016.91	$8.02	1.60%
Class C
Actual	$1,000	$1,020.80	$8.04	1.60%
Hypothetical**	$1,000	$1,016.91	$8.02	1.60%
Advisor Class
Actual	$1,000	$1,025.80	$3.02	0.60%
Hypothetical**	$1,000	$1,021.88	$3.02	0.60%
Class R
Actual	$1,000	$1,023.30	$5.53	1.10%
Hypothetical**	$1,000	$1,019.39	$5.52	1.10%
Class K
Actual	$1,000	$1,024.50	$4.28	0.85%
Hypothetical**	$1,000	$1,020.64	$4.27	0.85%
Class I
Actual	$1,000	$1,025.80	$3.02	0.60%
Hypothetical**	$1,000	$1,021.88	$3.02	0.60%
Class Z
Actual	$1,000	$1,025.70	$3.02	0.60%
Hypothetical**	$1,000	$1,021.88	$3.02	0.60%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• AB INTERMEDIATE BOND PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $343.3

TOP TEN SECTORS (including derivatives)*

Governments – Treasuries(a)	29.2%
Corporates – Investment Grade(b)	25.3
Mortgage Pass-Throughs	17.6
Asset-Backed Securities	13.6
Commercial Mortgage-Backed Securities	12.2
Collateralized Mortgage Obligations	7.3
Corporates – Non Investment Grade(b)	5.6
Inflation-Linked Securities	4.4
Emerging Markets – Treasuries	0.8
Interest Rate Swaps(c)	-34.4

SECTOR BREAKDOWN (excluding derivatives)**

Corporates – Investment Grade	23.3%
Mortgage Pass-Throughs	16.6
Governments – Treasuries	14.1
Asset-Backed Securities	12.8
Commercial Mortgage-Backed Securities	11.5
Collateralized Mortgage Obligations	6.8
Corporates – Non-Investment Grade	5.6
Inflation-Linked Securities	4.1

Emerging Markets – Treasuries	0.8%
Governments – Sovereign Agencies	0.5
Quasi-Sovereigns	0.4
Local Governments – Municipal Bonds	0.4
Common Stocks	0.3
Short-Term	2.5
Other	0.3

100.0%

*	All data are as of April 30, 2016. The Portfolio’s sectors include derivative exposure and are expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

(a)	Includes Treasury Futures.

(b)	Includes Credit Default Swaps.

(c)	Represents the exposure of the Portfolio’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

**	All data are as of April 30, 2016. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” represents the following categories: Emerging Markets – Corporate Bonds, Governments – Sovereign Bonds and Preferred Stocks.

AB INTERMEDIATE BOND PORTFOLIO •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2016 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 24.8%
Industrial – 16.5%
Basic – 0.9%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	66	$68,151
Eastman Chemical Co. 3.80%, 3/15/25		290	300,531
Glencore Funding LLC 4.125%, 5/30/23(a)		516	464,090
International Paper Co. 4.75%, 2/15/22		172	191,332
LyondellBasell Industries NV 5.75%, 4/15/24		766	893,351
Minsur SA 6.25%, 2/07/24(a)		335	324,006
Mosaic Co. (The) 5.625%, 11/15/43		244	262,300
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		562	528,280
Vale Overseas Ltd. 6.875%, 11/21/36		180	161,550

			3,193,591

Capital Goods – 0.2%
General Electric Co. Series D 5.00%, 1/21/21(b)		187	194,246
Owens Corning 6.50%, 12/01/16(c)		55	56,029
Yamana Gold, Inc. 4.95%, 7/15/24		339	311,809

			562,084

Communications - Media – 2.6%
21st Century Fox America, Inc. 6.15%, 3/01/37-2/15/41		902	1,106,807
6.55%, 3/15/33		142	169,468
CBS Corp. 3.50%, 1/15/25		290	299,234
5.75%, 4/15/20		710	810,047
CCO Safari II LLC 4.908%, 7/23/25(a)		740	797,755
Cox Communications, Inc. 2.95%, 6/30/23(a)		233	219,401
Discovery Communications LLC 3.45%, 3/15/25		467	454,372
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(b)		604	625,140

12	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

S&P Global, Inc. 4.40%, 2/15/26	U.S.$	584	$646,792
TCI Communications, Inc. 7.875%, 2/15/26		670	945,462
Time Warner Cable, Inc. 4.50%, 9/15/42		230	215,463
5.00%, 2/01/20		740	807,491
Time Warner, Inc. 3.55%, 6/01/24		518	539,575
4.70%, 1/15/21		600	665,764
7.625%, 4/15/31		154	202,594
Viacom, Inc. 3.875%, 4/01/24		338	338,220
5.625%, 9/15/19		240	264,414

			9,107,999

Communications - Telecommunications – 2.2%
American Tower Corp. 5.05%, 9/01/20		1,185	1,296,958
AT&T, Inc. 3.40%, 5/15/25		1,275	1,296,085
3.80%, 3/15/22		252	266,917
4.45%, 4/01/24		1,210	1,318,280
4.60%, 2/15/21		565	618,885
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	130	112,877
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	520	591,281
Verizon Communications, Inc. 3.50%, 11/01/24		1,105	1,151,913
3.85%, 11/01/42		515	470,295
4.862%, 8/21/46		413	442,616

			7,566,107

Consumer Cyclical - Automotive – 1.0%
Ford Motor Credit Co. LLC 3.664%, 9/08/24		603	615,380
5.875%, 8/02/21		1,291	1,490,305
General Motors Co. 3.50%, 10/02/18		340	350,832
General Motors Financial Co., Inc. 3.10%, 1/15/19		560	573,848
3.25%, 5/15/18		43	43,991
4.00%, 1/15/25		106	106,850
4.30%, 7/13/25		135	139,118

			3,320,324

Consumer Cyclical - Retailers – 0.7%
CVS Health Corp. 3.875%, 7/20/25		665	717,815

AB INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kohl’s Corp. 4.25%, 7/17/25	U.S.$	839	$828,375
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		885	923,533

			2,469,723

Consumer Non-Cyclical – 4.3%
AbbVie, Inc. 3.60%, 5/14/25		1,057	1,107,546
Actavis Funding SCS 3.80%, 3/15/25		1,025	1,052,336
3.85%, 6/15/24		238	244,478
Agilent Technologies, Inc. 5.00%, 7/15/20		217	239,130
Altria Group, Inc. 2.625%, 1/14/20		885	917,287
AstraZeneca PLC 6.45%, 9/15/37		235	314,630
Baxalta, Inc. 5.25%, 6/23/45(a)		335	361,666
Bayer US Finance LLC 3.375%, 10/08/24(a)		321	341,258
Becton Dickinson and Co. 3.734%, 12/15/24		388	413,034
Biogen, Inc. 4.05%, 9/15/25		683	734,330
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		6	6,974
Celgene Corp. 3.875%, 8/15/25		1,310	1,380,118
Gilead Sciences, Inc. 3.65%, 3/01/26		678	724,428
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		538	548,762
Kraft Heinz Foods Co. 2.80%, 7/02/20(a)		335	344,734
3.50%, 7/15/22(a)		430	453,780
Laboratory Corp. of America Holdings 3.60%, 2/01/25		265	270,109
Medtronic, Inc. 3.50%, 3/15/25		890	954,600
Newell Brands, Inc. 3.15%, 4/01/21		1,996	2,067,365
3.85%, 4/01/23		256	267,678
Perrigo Finance Unlimited Co. 3.50%, 12/15/21		217	221,149
3.90%, 12/15/24		360	365,200
Reynolds American, Inc. 5.85%, 8/15/45		202	247,951

14	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Thermo Fisher Scientific, Inc. 4.15%, 2/01/24	U.S.$	383	$412,138
Tyson Foods, Inc. 2.65%, 8/15/19		164	168,353
3.95%, 8/15/24		541	584,084

			14,743,118

Energy – 3.3%
Encana Corp. 3.90%, 11/15/21		415	379,725
Energy Transfer Partners LP 6.70%, 7/01/18		411	434,869
7.50%, 7/01/38		237	247,308
EnLink Midstream Partners LP 5.05%, 4/01/45		562	422,396
Enterprise Products Operating LLC 3.70%, 2/15/26		735	747,583
5.20%, 9/01/20		235	258,524
Halliburton Co. 5.00%, 11/15/45		825	845,146
Husky Energy, Inc. 7.25%, 12/15/19		100	111,615
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,460	1,441,922
4.15%, 3/01/22		849	836,781
Noble Energy, Inc. 3.90%, 11/15/24		463	460,336
8.25%, 3/01/19		1,232	1,378,422
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		594	532,642
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		135	125,896
5.75%, 9/01/20		420	434,150
Schlumberger Holdings Corp. 3.625%, 12/21/22(a)		845	880,340
TransCanada PipeLines Ltd. 6.35%, 5/15/67		831	571,312
Valero Energy Corp. 6.125%, 2/01/20		770	858,127
Williams Partners LP 4.125%, 11/15/20		403	379,400

			11,346,494

Other Industrial – 0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)		340	339,934

AB INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Services – 0.1%
eBay, Inc. 3.80%, 3/09/22	U.S.$	232	$242,590

Technology – 1.1%
Fidelity National Information Services, Inc. 3.50%, 4/15/23		221	223,947
5.00%, 10/15/25		3	3,312
Hewlett Packard Enterprise Co. 4.90%, 10/15/25(a)		825	856,267
HP, Inc. 4.65%, 12/09/21		266	284,040
KLA-Tencor Corp. 4.65%, 11/01/24		614	641,062
Micron Technology, Inc. 7.50%, 9/15/23(a)		224	231,840
Motorola Solutions, Inc. 3.50%, 3/01/23		400	381,742
7.50%, 5/15/25		228	268,267
Seagate HDD Cayman 4.75%, 1/01/25		336	255,893
Total System Services, Inc. 2.375%, 6/01/18		344	344,170
3.75%, 6/01/23		350	347,039

			3,837,579

			56,729,543

Financial Institutions – 7.1%
Banking – 4.6%
Bank of America Corp. Series L 2.60%, 1/15/19		1,053	1,071,305
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	333	453,726
Barclays PLC 3.65%, 3/16/25	U.S.$	389	373,327
BPCE SA 5.70%, 10/22/23(a)		230	244,576
Compass Bank 5.50%, 4/01/20		1,339	1,411,899
Cooperatieve Rabobank UA 4.375%, 8/04/25		1,373	1,435,949
Countrywide Financial Corp. 6.25%, 5/15/16		62	62,101
Credit Suisse Group Funding Guernsey Ltd. 4.55%, 4/17/26(a)		570	581,952
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25		254	261,039
3.85%, 7/08/24		905	941,738

16	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series D 6.00%, 6/15/20	U.S.$	2,585	$2,944,349
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		234	245,875
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		812	852,575
Morgan Stanley 5.625%, 9/23/19		478	532,028
Series G 5.50%, 7/24/20		590	660,131
Murray Street Investment Trust I 4.647%, 3/09/17		125	128,398
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(b)		430	431,075
Santander Issuances SAU 5.179%, 11/19/25		1,000	993,651
Santander UK PLC 5.00%, 11/07/23(a)		500	519,675
Standard Chartered PLC 6.409%, 1/30/17(a)(b)		400	374,000
UBS AG/Stamford CT 7.625%, 8/17/22		620	713,775
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		436	447,118

			15,680,262

Finance – 0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		552	625,500

Insurance – 1.9%
American International Group, Inc. 8.175%, 5/15/58		940	1,182,050
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		542	682,888
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		726	810,111
Lincoln National Corp. 8.75%, 7/01/19		361	430,280
MetLife Capital Trust IV 7.875%, 12/15/37(a)		699	819,228
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		246	363,291
Prudential Financial, Inc. 5.625%, 6/15/43		746	777,533
Swiss Reinsurance Co. via ELM BV 5.252%, 5/26/16(a)(b)	EUR	850	975,757
ZFS Finance USA Trust V 6.50%, 5/09/37(a)	U.S.$	538	539,345

			6,580,483

AB INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.4%
Host Hotels & Resorts LP 5.25%, 3/15/22	U.S.$	545	$591,889
Trust F/1401 5.25%, 12/15/24(a)		830	861,125

			1,453,014

			24,339,259

Utility – 1.2%
Electric – 0.8%
CMS Energy Corp. 5.05%, 3/15/22		440	496,413
Constellation Energy Group, Inc. 5.15%, 12/01/20		260	290,843
Entergy Corp. 4.00%, 7/15/22		582	620,266
Exelon Corp. 5.10%, 6/15/45(a)		320	362,570
Exelon Generation Co. LLC 4.25%, 6/15/22		337	355,151
TECO Finance, Inc. 5.15%, 3/15/20		380	412,446

			2,537,689

Natural Gas – 0.4%
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		1,365	1,466,411

			4,004,100

Total Corporates – Investment Grade (cost $84,001,423)			85,072,902

MORTGAGE PASS-THROUGHS – 17.6%
Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Gold Series 2006 2.89% (LIBOR 12 Month + 2.02%), 1/01/37(d)		64	67,644

Agency Fixed Rate 15-Year – 2.3%
Federal National Mortgage Association 2.50%, 5/01/31, TBA		4,852	4,985,809
3.50%, 10/01/25-1/12/30		2,706	2,868,362

			7,854,171

Agency Fixed Rate 30-Year – 15.3%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		350	396,147

18	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Series 2007 5.50%, 7/01/35	U.S.$	46		$52,519
4.00%, 1/01/45		3,221		3,512,484
4.00%, 5/01/46, TBA		1,975		2,109,007
Federal National Mortgage Association 3.00%, 5/01/46, TBA		1,710		1,753,418
3.50%, 5/01/42-10/01/45		14,100		14,948,998
4.00%, 10/01/44-9/01/45		7,245		7,851,352
Series AS6516 4.00%, 1/01/46		3,373		3,612,993
Series 2007 5.50%, 8/01/37		622		702,069
Series 2005 5.50%, 2/01/35		144		162,283
Series 2004 5.50%, 4/01/34-11/01/34		193		218,476
Series 2003 5.50%, 4/01/33-7/01/33		340		383,260
5.50%, 1/01/35		919		1,038,745
4.50%, 5/25/46, TBA		6,312		6,873,176
Government National Mortgage Association 3.00%, 11/20/45-12/20/45		1,544		1,601,024
3.50%, 5/01/46, TBA		6,960		7,352,587
Series 1999 8.15%, 9/15/20		41		44,554
Series 1990 9.00%, 12/15/19		– 0	–^	27

				52,613,119

Total Mortgage Pass-Throughs (cost $59,838,351)				60,534,934

GOVERNMENTS – TREASURIES – 15.0%
Canada – 1.0%
Canadian Government Bond 2.25%, 6/01/25	CAD	4,005		3,417,641

United Kingdom – 0.7%
United Kingdom Gilt 3.75%, 9/07/21(a)	GBP	1,461		2,439,433

United States – 13.3%
U.S. Treasury Bonds
2.50%, 2/15/45	U.S.$	1,151		1,112,071
2.875%, 8/15/45		800		834,718
3.00%, 5/15/45		322		344,502
3.125%, 8/15/44		10,677		11,711,422
4.375%, 2/15/38		960		1,286,625
U.S. Treasury Notes 1.25%, 3/31/21		7,192		7,181,346

AB INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

1.375%, 3/31/20-4/30/20	U.S.$	4,908	$4,951,363
1.50%, 5/31/19-11/30/19		2,941	2,987,567
1.625%, 8/31/19-2/15/26		5,218	5,208,917
1.75%, 9/30/19-5/15/22		6,149	6,293,338
2.25%, 11/15/24-11/15/25		3,576	3,713,934

			45,625,803

Total Governments – Treasuries (cost $50,381,667)			51,482,877

ASSET-BACKED SECURITIES – 13.6%
Autos - Fixed Rate – 8.4%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		824	826,197
Ally Master Owner Trust Series 2014-1, Class A2 1.29%, 1/15/19		1,409	1,406,855
Series 2015-3, Class A 1.63%, 5/15/20		1,226	1,226,972
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18		159	158,598
Series 2013-4, Class A3 0.96%, 4/09/18		82	82,075
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)		119	119,336
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,005	1,005,717
Series 2016-1A, Class A 2.99%, 6/20/22(a)		418	419,272
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		1,182	1,182,759
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		546	546,349
Series 2015-2, Class A3 1.31%, 8/15/19		542	542,531
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		220	220,076
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		497	498,550
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		822	829,686

20	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Chrysler Capital Auto Receivables Trust 2016-A Series 2016-AA, Class A3 1.77%, 10/15/20(a)	U.S.$	913	$912,191
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		242	240,529
Series 2014-B, Class A 1.11%, 11/15/18(a)		174	172,572
Drive Auto Receivables Trust Series 2015-BA, Class A2A 0.93%, 12/15/17(a)		36	35,761
Series 2015-CA, Class A2A 1.03%, 2/15/18(a)		55	55,376
Series 2015-DA, Class A2A 1.23%, 6/15/18(a)		227	227,482
Series 2016-AA, Class A2A 1.50%, 3/15/18(a)		394	394,232
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		152	151,602
Series 2015-1, Class A2 1.30%, 9/20/20(a)		1,000	998,099
Exeter Automobile Receivables Trust Series 2014-1A, Class A 1.29%, 5/15/18(a)		6	6,290
Series 2014-2A, Class A 1.06%, 8/15/18(a)		38	37,613
Series 2016-1A, Class D 8.20%, 2/15/23(a)		270	267,730
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		721	721,645
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		4	3,854
Series 2016-2, Class D 8.56%, 11/15/23(a)		350	349,927
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17		481	481,533
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		34	33,639
Series 2012-D, Class B 1.01%, 5/15/18		440	438,407
Series 2014-2, Class A 2.31%, 4/15/26(a)		322	326,526
Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19		993	992,356

AB INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-2, Class A1 1.98%, 1/15/22	U.S.$	906	$910,716
Series 2016-1, Class A1 1.76%, 2/15/21		682	682,057
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		763	763,983
Series 2015-2, Class A3 1.68%, 12/20/18		1,080	1,083,874
Series 2015-3, Class A3 1.69%, 3/20/19		1,155	1,159,363
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		575	573,262
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		494	493,684
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		2,370	2,355,112
Series 2016-1A, Class A 2.32%, 3/25/20(a)		678	678,061
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)		526	526,073
Series 2015-B, Class A3 1.40%, 11/15/18(a)		539	539,439
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		622	622,127
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		1,001	1,002,842
Santander Drive Auto Receivables Trust Series 2015-3, Class A2A 1.02%, 9/17/18		293	292,393
Series 2015-4,Class A2A 1.20%, 12/17/18		379	378,783
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		413	412,517
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)		472	471,725

			28,858,348

Credit Cards - Fixed Rate – 2.3%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		400	400,746

22	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22	U.S.$	1,119	$1,146,412
Series 2015-2, Class A 1.56%, 3/15/21		703	706,309
Series 2015-4, Class A 1.72%, 8/16/21		630	632,957
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		1,101	1,115,494
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,050	1,061,864
Series 2015-3, Class A 1.74%, 9/15/21		859	860,180
Series 2016-1, Class A 2.04%, 3/15/22		544	547,848
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		890	895,007
Series 2013-A, Class A 1.61%, 12/15/21		570	571,541

			7,938,358

Autos - Floating Rate – 1.2%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 0.933% (LIBOR 1 Month + 0.50%), 7/15/20(a)(d)		997	997,000
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.819% (LIBOR 1 Month + 0.38%), 7/20/19(d)		537	535,684
Series 2015-1, Class A 0.939% (LIBOR 1 Month + 0.50%), 1/20/20(d)		1,073	1,070,306
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.987% (LIBOR 1 Month + 0.55%), 12/10/27(a)(d)		413	413,024
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 1.189% (LIBOR 1 Month + 0.75%), 10/25/19(a)(d)		719	716,659
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 0.789% (LIBOR 1 Month + 0.35%), 7/22/19(a)(d)		340	335,414

			4,068,087

AB INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.9%
Ascentium Equipment Receivables LLC Series 2015-2A, Class A1 1.00%, 11/10/16(a)	U.S.$	323	$322,497
Series 2016-1A, Class A2 1.75%, 11/13/18(a)		265	264,820
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		280	280,692
Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		336	336,513
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		616	618,443
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)		388	386,702
Series 2015-2, Class A2A 1.42%, 12/22/17(a)		278	277,633
SBA Tower Trust 3.156%, 10/15/20(a)		688	685,420

			3,172,720

Credit Cards - Floating Rate – 0.8%
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.783% (LIBOR 1 Month + 0.35%), 8/17/20(d)		964	965,590
First National Master Note Trust Series 2013-2, Class A 0.963% (LIBOR 1 Month + 0.53%), 10/15/19(d)		882	882,771
World Financial Network Credit Card Master Trust Series 2015-A, Class A 0.913% (LIBOR 1 Month + 0.48%), 2/15/22(d)		681	679,067

			2,527,428

Home Equity Loans - Fixed Rate – 0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		92	92,834
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(e)(f)		18	– 0	–

			92,834

24	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 1.564% (LIBOR 1 Month + 1.13%), 12/25/32(d)	U.S.$	44	$41,990

Total Asset-Backed Securities (cost $46,646,950)			46,699,765

COMMERCIAL MORTGAGE-BACKED SECURITIES – 12.2%
Non-Agency Fixed Rate CMBS – 10.4%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		1,677	1,745,257
Series 2007-5, Class AM 5.772%, 2/10/51		411	423,736
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		538	537,086
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		890	926,005
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		1,305	1,370,497
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D 5.039%, 9/10/45(a)		522	494,773
Series 2013-GC17, Class D 5.26%, 11/10/46(a)		565	510,579
Series 2015-GC27, Class A5 3.137%, 2/10/48		698	717,193
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.956%, 5/15/46		594	617,740
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		1,061	1,078,262
Series 2007-GG9, Class A4 5.444%, 3/10/39		1,873	1,904,602
Series 2007-GG9, Class AM 5.475%, 3/10/39		829	844,881
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		490	481,183
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.888%, 6/15/39		437	443,411

AB INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48	U.S.$	914	$979,011
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.867%, 11/10/46(a)		363	374,896
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		1,243	1,269,070
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.987%, 8/10/45		520	533,545
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		766	784,013
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(a)		275	274,587
Series 2006-CB15, Class A4 5.814%, 6/12/43		1,035	1,033,334
Series 2006-LDP9, Class AM 5.372%, 5/15/47		356	354,598
Series 2007-CB19, Class AM 5.889%, 2/12/49		470	481,028
Series 2007-LD12, Class A4 5.882%, 2/15/51		1,580	1,628,029
Series 2007-LD12, Class AM 6.207%, 2/15/51		795	828,893
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		1,999	2,041,287
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		32	32,153
Series 2011-C5, Class D 5.50%, 8/15/46(a)		262	267,052
Series 2012-C6, Class E 5.365%, 5/15/45(a)		389	378,546
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		964	1,038,880
Series 2015-C32, Class C 4.819%, 11/15/48		540	500,287
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		285	282,997
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		473	475,223
Series 2015-3, Class A2 2.729%, 4/20/48(a)		674	666,797

26	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43	U.S.$	470	$470,792
Series 2006-C2, Class AJ 5.802%, 8/12/43		359	356,932
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		1,261	1,278,331
Series 2006-4, Class AJ 5.239%, 12/12/49		201	200,271
Series 2007-9, Class A4 5.70%, 9/12/49		2,814	2,918,463
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.291%, 11/01/31(f)(g)		1,193	85
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		552	574,258
Series 2012-C4, Class A5 2.85%, 12/10/45		1,098	1,127,133
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1, Class E 6.084%, 1/10/45(a)		227	246,228
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		211	210,316
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D 4.961%, 11/15/45(a)		323	301,560
Series 2013-C14, Class A5 3.337%, 6/15/46		1,142	1,205,084
Series 2014-C20, Class A2 3.036%, 5/15/47		546	564,955

			35,773,839

Non-Agency Floating Rate CMBS – 1.8%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.753% (LIBOR 1 Month + 1.32%), 11/15/19(a)(d)		490	488,814
Commercial Mortgage Trust Series 2014-KYO, Class A 1.337% (LIBOR 1 Month + 0.90%), 6/11/27(a)(d)		647	648,182
Series 2014-SAVA, Class A 1.583% (LIBOR 1 Month + 1.15%), 6/15/34(a)(d)		304	300,456
H/2 Asset Funding NRE Series 2015-1A 2.085%, 6/24/49(a)(d)		623	618,759

AB INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.353% (LIBOR 1 Month + 0.92%), 6/15/29(a)(d)	U.S.$	902	$891,249
Series 2015-SGP, Class A 2.133% (LIBOR 1 Month + 1.70%), 7/15/36(a)(d)		825	818,963
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.303% (LIBOR 1 Month + 1.87%), 8/15/26(a)(d)		229	227,461
Series 2015-XLF2, Class SNMA 2.383% (LIBOR 1 Month + 1.95%), 11/15/26(a)(d)		229	229,325
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.483% (LIBOR 1 Month + 1.05%), 4/15/32(a)(d)		277	271,574
Starwood Retail Property Trust Series 2014-STAR, Class A 1.653% (LIBOR 1 Month + 1.22%), 11/15/27(a)(d)		1,179	1,164,538
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.62%, 12/15/47(c)		516	497,580

			6,156,901

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.073%, 7/16/46(c)(g)		1,656	3,566

Total Commercial Mortgage-Backed Securities (cost $42,630,625)			41,934,306

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.3%
Risk Share Floating Rate – 4.7%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.936% (LIBOR 1 Month + 2.50%), 7/25/25(d)(e)(f)		295	291,470
Series 2016-1A, Class M2B 6.93% (LIBOR 1 Month + 6.50%), 4/25/26(a)(d)		288	288,308
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.683% (LIBOR 1 Month + 4.25%), 11/25/23(d)		1,040	1,052,431

28	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-DN3, Class M3 4.439% (LIBOR 1 Month + 4.00%), 8/25/24(d)	U.S.$	870	$875,149
Series 2014-DN4, Class M3 4.989% (LIBOR 1 Month + 4.55%), 10/25/24(d)		300	309,086
Series 2014-HQ3, Class M3 5.189% (LIBOR 1 Month + 4.75%), 10/25/24(d)		820	839,138
Series 2015-DNA1, Class M3 3.733% (LIBOR 1 Month + 3.30%), 10/25/27(d)		265	262,372
Series 2015-DNA2, Class M2 3.039% (LIBOR 1 Month + 2.60%), 12/25/27(d)		1,017	1,024,421
Series 2015-DNA3, Class M3 5.139% (LIBOR 1 Month + 4.70%), 4/25/28(d)		280	281,897
Series 2015-HQ1, Class M2 2.639% (LIBOR 1 Month + 2.20%), 3/25/25(d)		400	401,818
Series 2015-HQA1, Class M2 3.089% (LIBOR 1 Month + 2.65%), 3/25/28(d)		735	741,197
Series 2015-HQA2, Class M2 3.233% (LIBOR 1 Month + 2.80%), 5/25/28(d)		289	292,288
Series 2015-HQA2, Class M3 5.233% (LIBOR 1 Month + 4.80%), 5/25/28(d)		275	275,193
Series 2016-DNA1, Class M3 5.983% (LIBOR 1 Month + 5.55%), 7/25/28(d)		330	345,119
Series 2016-HQA1, Class M3 6.789% (LIBOR 1 Month + 6.35%), 9/25/28(d)		328	350,220
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.639% (LIBOR 1 Month + 1.20%), 7/25/24(d)		187	186,443
Series 2014-C04, Class 1M2 5.339% (LIBOR 1 Month + 4.90%), 11/25/24(d)		511	524,993
Series 2014-C04, Class 2M2 5.439% (LIBOR 1 Month + 5.00%), 11/25/24(d)		195	201,267
Series 2015-C01, Class 1M2 4.739% (LIBOR 1 Month + 4.30%), 2/25/25(d)		355	361,146

AB INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-C01, Class 2M2 4.989% (LIBOR 1 Month + 4.55%), 2/25/25(d)	U.S.$	689	$699,055
Series 2015-C02, Class 1M2 4.439% (LIBOR 1 Month + 4.00%), 5/25/25(d)		617	612,767
Series 2015-C02, Class 2M2 4.439% (LIBOR 1 Month + 4.00%), 5/25/25(d)		430	429,917
Series 2015-C03, Class 1M1 1.939% (LIBOR 1 Month + 1.50%), 7/25/25(d)		348	347,688
Series 2015-C03, Class 1M2 5.439% (LIBOR 1 Month + 5.00%), 7/25/25(d)		704	724,335
Series 2015-C03, Class 2M2 5.439% (LIBOR 1 Month + 5.00%), 7/25/25(d)		675	682,790
Series 2015-C04, Class 1M2 6.139% (LIBOR 1 Month + 5.70%), 4/25/28(d)		198	207,108
Series 2015-C04, Class 2M2 5.989% (LIBOR 1 Month + 5.55%), 4/25/28(d)		631	653,485
Series 2016-C01, Class 1M2 7.189% (LIBOR 1 Month + 6.75%), 8/25/28(d)		457	501,115
Series 2016-C01, Class 2M2 7.389% (LIBOR 1 Month + 6.95%), 8/25/28(d)		478	525,949
Series 2016-C02, Class 1M2 6.435% (LIBOR 1 Month + 6.00%), 9/25/28(d)		539	576,266
Series 2016-C03, Class 1M2 5.739% (LIBOR 1 Month + 5.30%), 10/25/28(d)		91	93,813
Series 2016-C03, Class 2M2 6.339% (LIBOR 1 Month + 5.90%), 10/25/28(d)		446	463,611
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.689% (LIBOR 1 Month + 4.25%), 11/25/24(d)(f)		106	109,944
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.689% (LIBOR 1 Month + 5.25%), 11/25/25(d)(f)		394	388,685
Series 2015-WF1, Class 2M2 5.939% (LIBOR 1 Month + 5.50%), 11/25/25(d)(f)		105	102,730

			16,023,214

30	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 1.5%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35	U.S.$	282	$252,570
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		164	157,356
Series 2006-24CB, Class A16 5.75%, 6/25/36		462	387,104
Series 2006-28CB, Class A14 6.25%, 10/25/36		312	260,202
Series 2006-J1, Class 1A13 5.50%, 2/25/36		284	251,524
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.807%, 5/25/35		551	512,280
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A18 6.25%, 9/25/36		352	314,105
Series 2006-13, Class 1A19 6.25%, 9/25/36		127	113,256
Series 2007-HYB2, Class 3A1 2.879%, 2/25/47		644	574,891
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)		386	319,650
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		489	382,395
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.872%, 7/25/36		913	755,088
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(a)		540	460,260
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 3/25/32		553	483,233

			5,223,914

Non-Agency Floating Rate – 0.6%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.629% (LIBOR 1 Month + 0.19%), 12/25/36(d)		922	552,718
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.689% (LIBOR 1 Month + 0.25%), 3/25/35(d)		398	335,572

AB INTERMEDIATE BOND PORTFOLIO •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Impac Secured Assets CMN Owner Trust Series 2005-2, Class A2D 0.869% (LIBOR 1 Month + 0.43%), 3/25/36(d)	U.S.$	482	$339,407
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.639%, 5/26/37(a)(c)		472	395,144
Residential Accredit Loans, Inc. Trust Series 2007-QO2, Class A1 0.589% (LIBOR 1 Month + 0.15%), 2/25/47(d)		604	316,509
Residential Accredit Loans, Inc., Trust Series 2007-QS4, Class 2A4 0.779% (LIBOR 1 Month + 0.34%), 3/25/37(d)		871	200,219

			2,139,569

Agency Floating Rate – 0.5%
Federal National Mortgage Association REMICs Series 2007-15, Class CI 5.941% (LIBOR 1 Month + 6.38%), 3/25/37(d)(g)		2,467	504,215
Series 2015-66, Class AS 5.81% (LIBOR 1 Month + 6.25%), 9/25/45(d)(g)		2,569	506,064
Series 2016-19, Class SA 5.661% (LIBOR 1 Month + 6.10%), 4/25/46(d)(g)		2,644	454,372

			1,464,651

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 1.005%, 5/28/35		65	55,674

			55,674

Total Collateralized Mortgage Obligations (cost $25,423,126)			24,907,022

CORPORATES – NON-INVESTMENT GRADE – 5.9%
Industrial – 3.5%
Basic – 0.3%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 7.375%, 5/01/21(a)		700	740,250
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		119	112,455

32	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Novelis, Inc. 8.375%, 12/15/17	U.S.$	75	$76,406

			929,111

Capital Goods – 0.2%
Rexam PLC 6.75%, 6/29/67(a)	EUR	360	415,681
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20	U.S.$	330	342,375

			758,056

Communications - Media – 0.6%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	300	473,325
CCO Holdings LLC/CCO Holdings Capital Corp. 5.50%, 5/01/26(a)	U.S.$	352	359,040
CSC Holdings LLC 8.625%, 2/15/19		118	130,980
Quebecor Media, Inc. 5.75%, 1/15/23		391	404,685
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(a)		750	777,188

			2,145,218

Communications - Telecommunications – 0.7%
Numericable-SFR SA 5.375%, 5/15/22(a)	EUR	222	263,797
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	970	887,550
Wind Acquisition Finance SA 6.50%, 4/30/20(a)		700	703,500
Windstream Services LLC 6.375%, 8/01/23		750	571,875

			2,426,722

Consumer Cyclical - Other – 0.2%
International Game Technology PLC 6.25%, 2/15/22(a)		360	366,372
KB Home 4.75%, 5/15/19		286	287,430
MCE Finance Ltd. 5.00%, 2/15/21(a)		235	226,775

			880,577

Consumer Cyclical - Retailers – 0.2%
Cash America International, Inc. 5.75%, 5/15/18		295	297,212

AB INTERMEDIATE BOND PORTFOLIO •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CST Brands, Inc. 5.00%, 5/01/23	U.S.$	470	$474,987

			772,199

Consumer Non-Cyclical – 0.3%
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		475	452,437
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(a)		375	313,268
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	320	459,620

			1,225,325

Energy – 0.7%
Cenovus Energy, Inc. 3.00%, 8/15/22	U.S.$	42	37,675
5.70%, 10/15/19		169	175,234
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		292	211,318
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		361	296,020
ONEOK, Inc. 4.25%, 2/01/22		877	771,760
SM Energy Co. 6.50%, 1/01/23		35	32,025
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375%, 8/01/22		440	444,400
Transocean, Inc. 6.50%, 11/15/20		355	292,655

			2,261,087

Other Industrial – 0.2%
General Cable Corp. 5.75%, 10/01/22		655	587,862

Technology – 0.1%
Advanced Micro Devices, Inc. 6.75%, 3/01/19		270	227,475

			12,213,632

Financial Institutions – 1.9%
Banking – 1.7%
Bank of America Corp. Series Z 6.50%, 10/23/24(b)		213	224,183
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		129	148,053
7.625%, 11/21/22		400	436,000
7.75%, 4/10/23		402	427,024
Credit Agricole SA 8.125%, 12/23/25(a)(b)		235	243,868

34	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Group AG 7.50%, 12/11/23(a)(b)	U.S.$	363	$360,278
HBOS Capital Funding LP 4.939%, 5/23/16(b)	EUR	910	1,041,995
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	569	535,514
Lloyds Banking Group PLC 7.50%, 6/27/24(b)		402	398,583
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(b)		1,100	1,027,950
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		290	306,648
Societe Generale SA 5.922%, 4/05/17(a)(b)		130	131,300
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		563	584,773

			5,866,169

Finance – 0.2%
AerCap Aviation Solutions BV 6.375%, 5/30/17		320	332,000
International Lease Finance Corp. 5.875%, 4/01/19		245	262,762
Navient Corp. 7.25%, 1/25/22		99	97,515

			692,277

			6,558,446

Utility – 0.4%
Electric – 0.4%
AES Corp./VA 7.375%, 7/01/21		580	665,550
NRG Energy, Inc. 7.875%, 5/15/21		595	618,562

			1,284,112

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		331	334,310

Total Corporates – Non-Investment Grade (cost $21,442,632)			20,390,500

INFLATION-LINKED SECURITIES – 4.4%
United States – 4.4%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)		10,938	11,172,864

AB INTERMEDIATE BOND PORTFOLIO •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

0.375%, 7/15/25 (TIPS)	U.S.$	3,668	$3,767,220

Total Inflation-Linked Securities (cost $14,724,790)			14,940,084

EMERGING MARKETS – TREASURIES – 0.8%
Brazil – 0.8%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17-1/01/27 (cost $3,087,828)	BRL	10,690	2,807,784

GOVERNMENTS – SOVEREIGN AGENCIES – 0.6%
Brazil – 0.2%
Petrobras Global Finance BV 5.75%, 1/20/20	U.S.$	672	616,560

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		245	200,288

Israel – 0.2%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(a)		580	619,875

United Kingdom – 0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(b)		500	466,250

Total Governments – Sovereign Agencies (cost $1,998,852)			1,902,973

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Chile – 0.3%
Corp Nacional del Cobre de Chile 4.50%, 9/16/25(a)		554	578,699
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		358	378,185

			956,884

Mexico – 0.1%
Petroleos Mexicanos 3.50%, 7/18/18-1/30/23		591	575,053

Total Quasi-Sovereigns (cost $1,476,886)			1,531,937

36	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $1,434,455)	U.S.$	970	$1,498,679

		Shares
COMMON STOCKS – 0.4%
Financials – 0.4%
Insurance – 0.4%
Mt Logan Re Ltd. (Preference Shares)(h)(i)(j)(k)		700	708,198
Mt Logan Re Ltd. (Preference Shares)(i)(j)(k)(l)		500	505,856

Total Common Stocks (cost $1,200,000)			1,214,054

PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Insurance – 0.2%
Allstate Corp. (The) 5.10%, 1/15/53 (cost $694,052)		25,975	676,649

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.1%
Mexico – 0.1%
Mexico Government International Bond Series E 5.95%, 3/19/19 (cost $230,387)	U.S.$	208	232,440

EMERGING MARKETS – CORPORATE BONDS – 0.1%
Industrial – 0.1%
Capital Goods – 0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		541	183,940

Consumer Non-Cyclical – 0.0%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(f)(m)		660	23,760

Total Emerging Markets – Corporate Bonds (cost $906,927)			207,700

AB INTERMEDIATE BOND PORTFOLIO •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.36%(n)(o) (cost $5,296,741)	U.S.$	5,296,741	$5,296,741

Certificates of Deposit – 1.0%
Wells Fargo Bank, NA 0.789% (LIBOR 1 Month + 0.35%), 10/05/16(d) (cost $3,537,000)		3,537	3,537,000

Total Short-Term Investments (cost $8,833,741)			8,833,741

Total Investments – 106.3% (cost $364,952,692)			364,868,347
Other assets less liabilities – (6.3)%			(21,538,733)

Net Assets – 100.0%			$343,329,614

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	530	June 2016	$64,029,790	$64,084,454	$54,664
U.S. Ultra Bond (CBT) Futures	53	June 2016	9,168,451	9,081,219	(87,232)

Sold Contracts
Euro-BOBL Futures	80	June 2016	12,049,943	11,986,388	63,555
U.S. T-Note 2 Yr (CBT) Futures	49	June 2016	10,717,162	10,712,625	4,537
U.S. T-Note 10 Yr (CBT) Futures	16	June 2016	2,072,224	2,081,000	(8,776)

					$26,748

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	869	INR	58,542	7/15/16	$1,126
BNP Paribas SA	GBP	2,493	USD	3,538	5/12/16	(104,739)
BNP Paribas SA	USD	1,170	EUR	1,035	5/13/16	14,617
Deutsche Bank AG	MYR	5,512	USD	1,413	7/15/16	8,704
Goldman Sachs Bank USA	USD	1,479	EUR	1,311	5/13/16	23,147
Goldman Sachs Bank USA	CAD	6,568	USD	4,995	6/23/16	(239,614)

38	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	BRL	4,862	USD	1,057	1/04/17	$(258,098)
JPMorgan Chase Bank	BRL	5,415	USD	1,569	5/03/16	(5,270)
JPMorgan Chase Bank	USD	1,531	BRL	5,415	5/03/16	43,515
JPMorgan Chase Bank	GBP	1,275	USD	1,824	5/12/16	(39,101)
JPMorgan Chase Bank	EUR	1,446	USD	1,605	5/13/16	(50,595)
JPMorgan Chase Bank	BRL	5,415	USD	1,518	6/02/16	(41,322)
JPMorgan Chase Bank	USD	1,781	MXN	31,493	6/17/16	41,792
Morgan Stanley & Co., Inc.	BRL	570	USD	161	5/03/16	(5,274)
Morgan Stanley & Co., Inc.	USD	165	BRL	570	5/03/16	555
Royal Bank of Canada	EUR	814	USD	898	5/13/16	(33,869)
Standard Chartered Bank	BRL	4,845	USD	1,332	5/03/16	(76,263)
Standard Chartered Bank	USD	1,404	BRL	4,845	5/03/16	4,715
Standard Chartered Bank	TWD	80,662	USD	2,477	5/20/16	(19,868)
Standard Chartered Bank	SGD	3,580	USD	2,646	7/15/16	(12,238)
State Street Bank & Trust Co.	EUR	2,770	USD	3,012	5/13/16	(161,354)

						$(909,434)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)		Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	AUD	21,860	3/11/17	2.140%	3 Month BBSW	$(2,413)
Morgan Stanley & Co., LLC/(CME Group)	NZD	29,530	6/09/17	3.366%	3 Month BKBM	(431,541)
Morgan Stanley & Co., LLC/(CME Group)	AUD	18,850	6/09/17	2.218%	3 Month BBSW	(21,257)
Morgan Stanley & Co., LLC/(CME Group)		$13,670	10/30/17	1.915%	3 Month BBSW	17,485
Morgan Stanley & Co., LLC/(CME Group)		11,980	4/27/18	2.213%	3 Month BBSW	(33,418)
Morgan Stanley & Co., LLC/(CME Group)	CAD	31,990	4/28/18	1.010%	3 Month CDOR	7,435
Morgan Stanley & Co., LLC/(CME Group)	NZD	14,810	4/28/18	2.250%	3 Month BKBM	870
Morgan Stanley & Co., LLC/(CME Group)	GBP	2,999	6/05/20	6 Month LIBOR	1.651%	121,744
Morgan Stanley & Co., LLC/(CME Group)		$2,630	1/14/24	2.980%	3 Month LIBOR	(306,924)
Morgan Stanley & Co., LLC/(CME Group)		2,300	2/14/24	2.889%	3 Month LIBOR	(244,976)
Morgan Stanley & Co., LLC/(CME Group)	AUD	3,330	3/11/25	6 Month BBSW	2.973%	77,033
Morgan Stanley & Co., LLC/(CME Group)	NZD	3,440	6/09/25	3 Month BKBM	4.068%	249,344
Morgan Stanley & Co., LLC/(CME Group)	AUD	2,040	6/09/25	6 Month BBSW	3.384%	104,726
Morgan Stanley & Co., LLC/(CME Group)		$3,600	11/10/25	2.256%	3 Month LIBOR	(225,178)
Morgan Stanley & Co., LLC/(CME Group)	GBP	510	6/05/45	2.396%	6 Month LIBOR	(114,608)

						$(801,678)

AB INTERMEDIATE BOND PORTFOLIO •	39

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	7.88%	$271	$18,816	$13,975	$4,841
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	10.04	452	55,811	(17,410)	73,221
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	10.04	518	63,960	(20,689)	84,649

Sale Contracts
Credit Suisse International
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	0.94	1,360	(435)	(13,263)	12,828
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	1.05	42	(21)	(354)	333
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	1.05	42	(21)	(355)	334
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	1.05	61	(30)	(465)	435
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	1.05	103	(50)	(876)	826

				$138,030	$(39,437)	$177,467

*	Termination date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$5,590	1/30/17	1.059%	3 Month LIBOR	$(28,787)
JPMorgan Chase Bank, NA	6,230	2/07/22	2.043%	3 Month LIBOR	(267,922)

					$(296,709)

40	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

^	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate market value of these securities amounted to $64,599,156 or 18.8% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Variable rate coupon, rate shown as of April 30, 2016.

(d)	Floating Rate Security. Stated interest rate was in effect at April 30, 2016.

(e)	Fair valued by the Adviser.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.26% of net assets as of April 30, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.936%, 7/25/25	7/27/15	$295,077	$291,470		0.08%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.689%, 11/25/24	11/06/15	104,373	109,944		0.03%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	17,607	– 0	–	0.00%
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.291%, 11/01/31	11/02/07	12	85		0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/24/14-1/27/14	365,927	23,760		0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.689%, 11/25/25	9/28/15	393,624	388,685		0.11%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.939%, 11/25/25	9/28/15	104,860	102,730		0.03%

(g)	IO – Interest Only

(h)	Effective prepayment date of December 2016.

(i)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(j)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)(h)	1/02/14	$700,000	$708,198	0.21%
Mt Logan Re Ltd. (Preference Shares)(l)	12/30/14	500,000	505,856	0.15%

(k)	Non-income producing security.

(l)	Effective prepayment date of April 2017.

(m)	Security is in default and is non-income producing.

AB INTERMEDIATE BOND PORTFOLIO •	41

Portfolio of Investments

(n)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(o)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

MXN – Mexican Peso

MYR – Malaysian Ringgit

NZD – New Zealand Dollar

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

42	• AB INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $359,655,951)	$359,571,606
Affiliated issuers (cost $5,296,741)	5,296,741
Cash collateral due from broker	1,354,018
Foreign currencies, at value (cost $21,794)	21,784
Interest and dividends receivable	2,165,545
Receivable for investment securities sold	2,105,890
Receivable for capital stock sold	1,270,541
Unrealized appreciation on credit default swaps	177,467
Unrealized appreciation on forward currency exchange contracts	138,171
Receivable for variation margin on exchange-traded derivatives	118,425
Upfront premium paid on credit default swaps	13,975
Receivable for newly entered centrally cleared interest rate swaps	11,501

Total assets	372,245,664

Liabilities
Due to custodian	8,288
Payable for investment securities purchased	26,690,336
Unrealized depreciation on forward currency exchange contracts	1,047,605
Unrealized depreciation on interest rate swaps	296,709
Payable for capital stock redeemed	224,973
Dividends payable	142,043
Distribution fee payable	90,933
Advisory fee payable	84,611
Transfer Agent fee payable	58,128
Upfront premium received on credit default swaps	53,412
Payable for variation margin on exchange-traded derivatives	32,146
Payable for terminated centrally cleared interest rate swaps	10,719
Administrative fee payable	10,417
Payable for newly entered centrally cleared interest rate swaps	21,780
Accrued expenses	143,950

Total liabilities	28,916,050

Net Assets	$343,329,614

Composition of Net Assets
Capital stock, at par	$30,941
Additional paid-in capital	344,346,567
Undistributed net investment income	22,015
Accumulated net realized gain on investment and foreign currency transactions	819,543
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(1,889,452)

$343,329,614

See notes to financial statements.

AB INTERMEDIATE BOND PORTFOLIO •	43

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$248,664,118	22,406,857	$11.10	*

B	$1,337,121	120,455	$11.10

C	$41,568,318	3,752,792	$11.08

Advisor	$40,174,141	3,618,445	$11.10

R	$2,722,948	245,391	$11.10

K	$4,878,131	439,219	$11.11

I	$442,661	39,845	$11.11

Z	$3,542,176	318,436	$11.12

*	The maximum offering price per share for Class A shares was $11.59 which reflects a sales charge of 4.25%.

See notes to financial statements.

44	• AB INTERMEDIATE BOND PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2016 (unaudited)

Investment Income
Interest	$5,311,408
Dividends
Unaffiliated issuers	104,186
Affiliated issuers	29,057
Other income	1,566	$5,446,217

Expenses
Advisory fee (see Note B)	765,326
Distribution fee—Class A	310,453
Distribution fee—Class B	7,299
Distribution fee—Class C	203,563
Distribution fee—Class R	6,793
Distribution fee—Class K	5,305
Transfer agency—Class A	184,729
Transfer agency—Class B	1,783
Transfer agency—Class C	32,289
Transfer agency—Advisor Class	23,224
Transfer agency—Class R	3,532
Transfer agency—Class K	4,244
Transfer agency—Class I	310
Transfer agency—Class Z	1,072
Custodian	104,828
Registration fees	56,227
Audit and tax	41,083
Printing	34,101
Administrative	23,604
Legal	18,990
Directors’ fees	9,608
Miscellaneous	9,134

Total expenses	1,847,497
Less: expenses waived and reimbursed by the Adviser (see Note B)	(293,369)

Net expenses		1,554,128

Net investment income		3,892,089

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(739,085)
Securities sold short		20,484
Futures		735,932
Options written		9,632
Swaps		(216,655)
Foreign currency transactions		710,353
Net change in unrealized appreciation/depreciation of:
Investments		4,469,377
Securities sold short		(6,146)
Futures		466,834
Options written		(6,570)
Swaps		(66,010)
Foreign currency denominated assets and liabilities		(943,979)

Net gain on investment and foreign currency transactions		4,434,167

Net Increase in Net Assets from Operations		$8,326,256

See notes to financial statements.

AB INTERMEDIATE BOND PORTFOLIO •	45

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,892,089	$8,295,267
Net realized gain on investment transactions and foreign currency transactions	520,661	4,943,300
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,913,506	(8,274,910)

Net increase in net assets from operations	8,326,256	4,963,657
Dividends to Shareholders from
Net investment income
Class A	(5,149,259)	(8,137,847)
Class B	(25,393)	(55,129)
Class C	(688,575)	(987,523)
Advisor Class	(657,208)	(793,874)
Class R	(54,133)	(71,771)
Class K	(84,746)	(140,957)
Class I	(11,279)	(14,707)
Class Z	(239,538)	(24,900)
Capital Stock Transactions
Net increase (decrease)	11,403,291	(17,247,645)

Total increase (decrease)	12,819,416	(22,510,696)
Net Assets
Beginning of period	330,510,198	353,020,894

End of period (including undistributed net investment income of $22,015 and $3,040,057, respectively)	$343,329,614	$330,510,198

See notes to financial statements.

46	• AB INTERMEDIATE BOND PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio, the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio, the AB High Yield Portfolio and the AB Income Fund. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. The AB Income Fund commenced operations on April 21, 2016. This report relates only to the AB Intermediate Bond Portfolio (the “Portfolio”). The Portfolio offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company

AB INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

48	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair

AB INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

50	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$85,072,902		$	– 0	–	$85,072,902
Mortgage Pass-Throughs		– 0	–	60,534,934			– 0	–	60,534,934
Governments – Treasuries		– 0	–	51,482,877			– 0	–	51,482,877
Asset-Backed Securities		– 0	–	45,879,521			820,244	(a)	46,699,765
Commercial Mortgage-Backed Securities		– 0	–	32,042,008			9,892,298		41,934,306
Collateralized Mortgage Obligations		– 0	–	24,907,022			– 0	–	24,907,022
Corporates – Non-Investment Grade		– 0	–	20,093,288			297,212		20,390,500
Inflation-Linked Securities		– 0	–	14,940,084			– 0	–	14,940,084
Emerging Markets – Treasuries		– 0	–	2,807,784			– 0	–	2,807,784
Governments – Sovereign Agencies		– 0	–	1,902,973			– 0	–	1,902,973
Quasi-Sovereigns		– 0	–	1,531,937			– 0	–	1,531,937
Local Governments – Municipal Bonds		– 0	–	1,498,679			– 0	–	1,498,679
Common Stocks		– 0	–	– 0	–		1,214,054		1,214,054
Preferred Stocks		676,649		– 0	–		– 0	–	676,649
Governments – Sovereign Bonds		– 0	–	232,440			– 0	–	232,440
Emerging Markets – Corporate Bonds		– 0	–	207,700			– 0	–	207,700
Short-Term Investments:
Investment Companies		5,296,741		– 0	–		– 0	–	5,296,741
Certificates of Deposit		– 0	–	3,537,000			– 0	–	3,537,000

Total Investments in Securities		5,973,390		346,671,149			12,223,808		364,868,347

Other Financial Instruments(b):
Assets:
Futures		122,756		– 0	–		– 0	–	122,756	(c)
Forward Currency Exchange Contracts		– 0	–	138,171			– 0	–	138,171
Centrally Cleared Interest Rate Swaps		– 0	–	578,637			– 0	–	578,637	(c)
Credit Default Swaps		– 0	–	177,467			– 0	–	177,467
Liabilities:
Futures		(96,008)		– 0	–		– 0	–	(96,008	)(c)
Forward Currency Exchange Contracts		– 0	–	(1,047,605)			– 0	–	(1,047,605)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,380,315)			– 0	–	(1,380,315	)(c)
Interest Rate Swaps		– 0	–	(296,709)			– 0	–	(296,709)

Total(d)		$6,000,138		$344,840,795			$12,223,808		$363,064,741

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(d)	There were no transfers between Level 1 and Level 2 during the reporting period.

AB INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities(a)		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/15	$5,462,170		$9,612,483			$19,646,091
Accrued discounts/(premiums)	1,592		(5,730)			2,477
Realized gain (loss)	(35,063)		(64,638)			(386,192)
Change in unrealized appreciation/depreciation	29,531		(105,953)			204,327
Purchases/Payups	– 0	–	2,111,414			– 0	–
Sales/Paydowns	(763,531)		(1,655,278)			(1,970,689)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	(3,874,455)		– 0	–		(17,496,014)

Balance as of 4/30/16	$820,244		$9,892,298		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16(b)	$(2,237)		$(129,507)		$	– 0	–

	Corporates - Non-Investment Grade		Common Stocks		Total
Balance as of 10/31/15	$297,212		$1,273,763			$36,291,719
Accrued discounts/(premiums)	849		– 0	–		(812)
Realized gain (loss)	– 0	–	– 0	–		(485,893)
Change in unrealized appreciation/depreciation	(849)		(59,709)			67,347
Purchases/Payups	– 0	–	– 0	–		2,111,414
Sales/Paydowns	– 0	–	– 0	–		(4,389,498)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		(21,370,469)

Balance as of 4/30/16	$297,212		$1,214,054			$12,223,808	(c)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16(b)	$(849)		$(59,709)			$(192,302)

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	An amount of $21,370,469 was transferred out of Level 3 into Level 2 due to increase in observability of inputs during the reporting period.

52	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at April 30, 2016. Securities priced by third party vendors are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/16			Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$	– 0	–	Qualitative Assessment		$0.00 / N/A

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases

AB INTERMEDIATE BOND PORTFOLIO •	53

Notes to Financial Statements

and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest

54	• AB INTERMEDIATE BOND PORTFOLIO
Notes to Financial Statements

in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective February 1, 2013 (effective June 1, 2015 for Class Z shares), the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .85%, 1.60%, 1.60%, .60%, 1.10%, .85%, .60%, and .60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. Prior to June 1, 2015, the Expense Cap was .90% of the daily average net assets for Class A. This waiver extends through January 31, 2017 and then may be extended by the Adviser for additional one year terms. For the six months ended April 30, 2016, such reimbursements/waivers amounted to $293,369.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2016, the reimbursement for such services amounted to $23,604.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $105,761 for the six months ended April 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor

AB INTERMEDIATE BOND PORTFOLIO •	55

Notes to Financial Statements

has advised the Portfolio that it has retained front-end sales charges of $4,343 from the sale of Class A shares and received $1,315, $533 and $380 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2016.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2016 is as follows:

Market Value October 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2016 (000)	Dividend Income (000)
$ 6,763	$68,051	$69,517	$5,297	$29

Brokerage commissions paid on investment transactions for the six months ended April 30, 2016 amounted to $4,695, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. Effective June 1, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $0, $1,137,049, $127,664 and $52,286 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be

56	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$38,956,306	$27,418,885
U.S. government securities	156,336,473	129,441,814

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$6,199,394
Gross unrealized depreciation	(6,283,739)

Net unrealized depreciation	$(84,345)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

AB INTERMEDIATE BOND PORTFOLIO •	57

Notes to Financial Statements

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

58	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

During the six months ended April 30, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended April 30, 2016, the Portfolio held written options for hedging and non-hedging purposes.

AB INTERMEDIATE BOND PORTFOLIO •	59

Notes to Financial Statements

For the six months ended April 30, 2016, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/15	495,095			$9,815
Options written	292,974,000			13,070
Options assigned	(292,974,000)			(13,070)
Options expired	(495,095)			(9,815)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 04/30/16	– 0	–	$	– 0	–

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums

60	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

AB INTERMEDIATE BOND PORTFOLIO •	61

Notes to Financial Statements

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2016, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended April 30, 2016, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

62	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2016, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2016, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

AB INTERMEDIATE BOND PORTFOLIO •	63

Notes to Financial Statements

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$701,393	*	Receivable/Payable for variation margin on exchange-traded derivatives	$1,476,323	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	138,171		Unrealized depreciation on forward currency exchange contracts	1,047,605

Interest rate contracts				Unrealized depreciation on interest rate swaps	296,709

Credit contracts	Unrealized appreciation on credit default swaps	177,467

Total		$1,017,031			$2,820,637

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

64	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$735,932	$466,834

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(60,828)	(983,999)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	9,632	(6,570)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(125,777)	(163,481)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(90,878)	97,471

Total		$468,081	$(589,745)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended April 30, 2016:

Futures:
Average original value of buy contracts	$73,028,826
Average original value of sale contracts	$16,381,731

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$8,166,457
Average principal amount of sale contracts	$32,527,706

Interest Rate Swaps:
Average notional amount	$11,820,000

Inflation Swaps:
Average notional amount	$5,210,000	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$105,483,019

AB INTERMEDIATE BOND PORTFOLIO •	65

Notes to Financial Statements

Credit Default Swaps:
Average notional amount of buy contracts	$1,241,000
Average notional amount of sale contracts	$1,608,000

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,746,000	(a)

(a)	Positions were open for four months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$118,425		$(32,146)		$	– 0	–	$	– 0	–	$86,279

Total	$118,425		$(32,146)		$	– 0	–	$	– 0	–	$86,279

OTC Derivatives:
Barclays Bank PLC	$1,126	$	– 0	–	$	– 0	–	$	– 0	–	$1,126
BNP Paribas SA	14,617		(14,617)			– 0	–		– 0	–	– 0	–
Citibank, NA	138,587		– 0	–		– 0	–		– 0	–	138,587
Deutsche Bank AG	8,704		– 0	–		– 0	–		– 0	–	8,704
Goldman Sachs Bank USA	23,147		(23,147)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank/JPMorgan Chase Bank, NA	85,307		(85,307)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	555		(555)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	4,715		(4,715)			– 0	–		– 0	–	– 0	–

Total	$276,758		$(128,341)		$	– 0	–	$	– 0	–	$148,417	^

66	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC*	$32,146	$(32,146)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$32,146	$(32,146)		$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
BNP Paribas SA	$104,739	$(14,617)		$	– 0	–	$	– 0	–		$90,122
Credit Suisse International	557	– 0	–		– 0	–		– 0	–		557
Goldman Sachs Bank USA	497,712	(23,147)			– 0	–		– 0	–		474,565
JPMorgan Chase Bank/JPMorgan Chase Bank, NA	432,997	(85,307)			– 0	–		– 0	–		347,690
Morgan Stanley & Co., Inc.	5,274	(555)			– 0	–		– 0	–		4,719
Royal Bank of Canada	33,869	– 0	–		– 0	–		– 0	–		33,869
Standard Chartered Bank	108,369	(4,715)			– 0	–		– 0	–		103,654
State Street Bank & Trust Co.	161,354	– 0	–		– 0	–		– 0	–		161,354

Total	$1,344,871	$(128,341)		$	– 0	–	$	– 0	–		$1,216,530	^

*	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB INTERMEDIATE BOND PORTFOLIO •	67

Notes to Financial Statements

3. Short Sales

The Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of settlement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Portfolio is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Portfolio. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

4. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2016, the Portfolio earned drop income of $168,157 which is included in interest income in the accompanying statement of operations.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase

68	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2016, the Portfolio had no transactions in reverse repurchase agreements.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015

Class A
Shares sold	1,132,166	1,280,374	$12,370,505	$14,319,956

Shares issued in reinvestment of dividends	327,573	530,134	3,580,382	5,929,136

Shares converted from Class B	26,857	123,507	293,682	1,384,960

Shares redeemed	(1,954,475)	(3,441,024)	(21,414,360)	(38,513,706)

Net decrease	(467,879)	(1,507,009)	$(5,169,791)	$(16,879,654)

Class B
Shares sold	5,406	29,802	$59,120	$334,102

Shares issued in reinvestment of dividends	2,006	4,566	21,910	51,110

Shares converted to Class A	(26,852)	(123,462)	(293,682)	(1,384,960)

Shares redeemed	(13,101)	(26,313)	(143,868)	(293,711)

Net decrease	(32,541)	(115,407)	$(356,520)	$(1,293,459)

Class C
Shares sold	394,382	452,832	$4,297,281	$5,052,767

Shares issued in reinvestment of dividends	43,265	68,581	471,808	765,443

Shares redeemed	(392,844)	(619,884)	(4,287,262)	(6,918,148)

Net increase (decrease)	44,803	(98,471)	$481,827	$(1,099,938)

AB INTERMEDIATE BOND PORTFOLIO •	69

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015

Advisor Class
Shares sold	2,173,953	1,211,759	$23,764,874	$13,604,515

Shares issued in reinvestment of dividends	40,078	42,501	438,672	475,348

Shares redeemed	(647,618)	(1,546,249)	(7,047,935)	(17,411,766)

Net increase (decrease)	1,566,413	(291,989)	$17,155,611	$(3,331,903)

Class R
Shares sold	20,759	80,356	$227,982	$897,105

Shares issued in reinvestment of dividends	4,699	6,409	51,339	71,629

Shares redeemed	(45,623)	(31,961)	(497,925)	(358,491)

Net increase (decrease)	(20,165)	54,804	$(218,604)	$610,243

Class K
Shares sold	111,140	128,694	$1,216,551	$1,445,071

Shares issued in reinvestment of dividends	7,722	12,526	84,493	140,230

Shares redeemed	(33,989)	(188,432)	(372,820)	(2,103,890)

Net increase (decrease)	84,873	(47,212)	$928,224	$(518,589)

Class I
Shares sold	2,311	70,818	$25,375	$799,450

Shares issued in reinvestment of dividends	1,001	1,250	10,948	13,996

Shares redeemed	(9,634)	(35,363)	(106,534)	(398,713)

Net increase (decrease)	(6,322)	36,705	$(70,211)	$414,733

Class Z
Shares sold	924,199	529,910	$10,185,284	$5,886,008

Shares issued in reinvestment of dividends	20,636	2,243	225,857	24,944

Shares redeemed	(1,064,102)	(95,347)	(11,758,386)	(1,060,030)

Net increase (decrease)	(119,267)	436,806	$(1,347,245)	$4,850,922

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Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

AB INTERMEDIATE BOND PORTFOLIO •	71

Notes to Financial Statements

Currency Risk— Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

72	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$10,226,708	$11,395,196

Total taxable distributions	$10,226,708	$11,395,196

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,273,994
Accumulated capital and other losses	(116,726	)(a)
Unrealized appreciation/(depreciation)	(5,359,855	)(b)

Total accumulated earnings/(deficit)	$(2,202,587	)(c)

(a)

During the fiscal year ended October 31, 2015, the Portfolio utilized $2,128,951 of capital loss carryforwards to offset current year net realized gains. The Portfolio also had $10,356,014 of capital loss carryforwards expire during the fiscal year. As of October 31, 2015, the cumulative deferred loss on straddles was $116,726.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), the difference between book and tax amortization methods for premium, the tax treatment of swaps and Treasury inflation protected securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/ (deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

AB INTERMEDIATE BOND PORTFOLIO •	73

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Portfolio did not have any capital loss carryforwards.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Portfolio in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

74	• AB INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.06	$ 11.24	$ 11.00	$ 11.40	$ 11.04	$ 10.98

Income From Investment Operations
Net investment income(a)(b)	.13	.28	.35	.26	.26	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	(.12)	.23	(.35)	.41	#	.07
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.01	#	– 0	–

Net increase (decrease) in net asset value from operations	.27	.16	.58	(.09)	.68	.44

Less: Dividends
Dividends from net investment income	(.23)	(.34)	(.34)	(.31)	(.32)	(.38)

Net asset value, end of period	$ 11.10	$ 11.06	$ 11.24	$ 11.00	$ 11.40	$ 11.04

Total Return
Total investment return based on net asset value(c)	2.45%	1.45%	5.34	%*	(.81	)%†	6.27%	4.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$248,664	$252,965	$273,962	$301,764	$370,672	$381,577
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%^	.88%	.90%	.89%	.85%	.85%
Expenses, before waivers/reimbursements	1.02	%^	1.06%	1.06%	1.02%	.99%	1.00%
Net investment income(b)	2.35	%^	2.51%	3.15%	2.32%	2.29%	3.42%
Portfolio turnover rate**	47%	198%	221%	189%	110%	115%

See footnote summary on page 82.

AB INTERMEDIATE BOND PORTFOLIO •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.06	$ 11.24	$ 11.00	$ 11.41	$ 11.05	$ 10.98

Income From Investment Operations
Net investment income(a)(b)	.09	.20	.28	.18	.18	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	(.12)	.22	(.36)	.42	#	.08
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.01	#	– 0	–

Net increase (decrease) in net asset value from operations	.23	.08	.50	(.18)	.61	.38

Less: Dividends
Dividends from net investment income	(.19)	(.26)	(.26)	(.23)	(.25)	(.31)

Net asset value, end of period	$ 11.10	$ 11.06	$ 11.24	$ 11.00	$ 11.41	$ 11.05

Total Return
Total investment return based on net asset value(c)	2.07%	.72%	4.61	%*	(1.59	)%†	5.56%	3.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,337	$1,692	$3,017	$5,348	$9,089	$11,104
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%^	1.60%	1.60%	1.58%	1.55%	1.55%
Expenses, before waivers/reimbursements	1.87	%^	1.80%	1.78%	1.74%	1.74%	1.75%
Net investment income(b)	1.60	%^	1.77%	2.48%	1.59%	1.59%	2.73%
Portfolio turnover rate**	47%	198%	221%	189%	110%	115%

See footnote summary on page 82.

76	• AB INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.04	$ 11.22	$ 10.98	$ 11.38	$ 11.02	$ 10.96

Income From Investment Operations
Net investment income(a)(b)	.09	.20	.27	.18	.18	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	(.12)	.23	(.35)	.41	#	.07
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.01	#	– 0	–

Net increase (decrease) in net asset value from operations	.23	.08	.50	(.17)	.60	.36

Less: Dividends
Dividends from net investment income	(.19)	(.26)	(.26)	(.23)	(.24)	(.30)

Net asset value, end of period	$ 11.08	$ 11.04	$ 11.22	$ 10.98	$ 11.38	$ 11.02

Total Return
Total investment return based on net asset value(c)	2.08%	.73%	4.63	%*	(1.51	)%†	5.55%	3.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,569	$40,928	$42,690	$47,530	$61,224	$62,147
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%^	1.60%	1.60%	1.59%	1.55%	1.55%
Expenses, before waivers/reimbursements	1.78	%^	1.78%	1.77%	1.73%	1.70%	1.71%
Net investment income(b)	1.61	%^	1.79%	2.46%	1.62%	1.60%	2.72%
Portfolio turnover rate**	47%	198%	221%	189%	110%	115%

See footnote summary on page 82.

AB INTERMEDIATE BOND PORTFOLIO •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.06	$ 11.24	$ 11.00	$ 11.41	$ 11.05	$ 10.99

Income From Investment Operations
Net investment income(a)(b)	.14	.31	.39	.29	.29	.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	(.12)	.22	(.36)	.41	#	.07
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.01	#	– 0	–

Net increase (decrease) in net asset value from operations	.28	.19	.61	(.07)	.71	.47

Less: Dividends
Dividends from net investment income	(.24)	(.37)	(.37)	(.34)	(.35)	(.41)

Net asset value, end of period	$ 11.10	$ 11.06	$ 11.24	$ 11.00	$ 11.41	$ 11.05

Total Return
Total investment return based on net asset value(c)	2.58%	1.73%	5.65	%*	(.61	)%†	6.59%	4.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,174	$22,705	$26,352	$73,445	$94,584	$88,402
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60	%^	.60%	.60%	.59%	.55%	.55%
Expenses, before waivers/reimbursements	.77	%^	.77%	.75%	.72%	.69%	.70%
Net investment income(b)	2.58	%^	2.78%	3.51%	2.60%	2.59%	3.70%
Portfolio turnover rate**	47%	198%	221%	189%	110%	115%

See footnote summary on page 82.

78	• AB INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.06	$ 11.24	$ 11.00	$ 11.40	$ 11.04	$ 10.98

Income From Investment Operations
Net investment income(a)(b)	.12	.26	.33	.24	.23	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	(.12)	.23	(.36)	.42	#	.08
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.01	#	– 0	–

Net increase (decrease) in net asset value from operations	.25	(.14)	.56	(.12)	.66	.42

Less: Dividends
Dividends from net investment income	(.21)	(.32)	(.32)	(.28)	(.30)	(.36)

Net asset value, end of period	$ 11.10	$ 11.06	$ 11.24	$ 11.00	$ 11.40	$ 11.04

Total Return
Total investment return based on net asset value(c)	2.33%	1.23%	5.13	%*	(1.01	)%†	6.05%	3.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,723	$2,936	$2,368	$2,241	$1,568	$1,168
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%^	1.10%	1.10%	1.09%	1.05%	1.05%
Expenses, before waivers/reimbursements	1.39	%^	1.38%	1.36%	1.31%	1.29%	1.31%
Net investment income(b)	2.11	%^	2.29%	2.94%	2.13%	2.07%	3.16%
Portfolio turnover rate**	47%	198%	221%	189%	110%	115%

See footnote summary on page 82.

AB INTERMEDIATE BOND PORTFOLIO •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.07	$ 11.24	$ 11.01	$ 11.41	$ 11.05	$ 10.99

Income From Investment Operations
Net investment income(a)(b)	.13	.28	.35	.27	.26	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	(.10)	.22	(.36)	.42	#	.07
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.01	#	– 0	–

Net increase (decrease) in net asset value from operations	.27	.18	.57	(.09)	.69	.45

Less: Dividends
Dividends from net investment income	(.23)	(.35)	(.34)	(.31)	(.33)	(.39)

Net asset value, end of period	$ 11.11	$ 11.07	$ 11.24	$ 11.01	$ 11.41	$ 11.05

Total Return
Total investment return based on net asset value(c)	2.45%	1.57%	5.30	%*	(.76	)%†	6.32%	4.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,878	$3,922	$4,515	$3,459	$3,823	$2,869
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%^	.85%	.85%	.84%	.80%	.80%
Expenses, before waivers/reimbursements	1.07	%^	1.08%	1.03%	.93%	.99%	1.01%
Net investment income(b)	2.34	%^	2.53%	3.17%	2.38%	2.34%	3.49%
Portfolio turnover rate**	47%	198%	221%	189%	110%	115%

See footnote summary on page 82.

80	• AB INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.07	$ 11.25	$ 11.01	$ 11.42	$ 11.06	$ 11.00

Income From Investment Operations
Net investment income(a)(b)	.14	.31	.36	.18	.29	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	(.12)	.25	(.25)	.41	#	.05
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.01	#	– 0	–

Net increase (decrease) in net asset value from operations	.28	.19	.61	(.07)	.71	.47

Less: Dividends
Dividends from net investment income	(.24)	(.37)	(.37)	(.34)	(.35)	(.41)

Net asset value, end of period	$ 11.11	$ 11.07	$ 11.25	$ 11.01	$ 11.42	$ 11.06

Total Return
Total investment return based on net asset value(c)	2.58%	1.73%	5.65	%*	(.62	)%†	6.58%	4.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$443	$511	$107	$14	$814	$715
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60	%^	.60%	.60%	.56%	.55%	.55%
Expenses, before waivers/reimbursements	.74	%^	.75%	.75%	.67%	.66%	.68%
Net investment income(b)	2.59	%^	2.74%	3.22%	2.46%	2.59%	3.76%
Portfolio turnover rate**	47%	198%	221%	189%	110%	115%

See footnote summary on page 82.

AB INTERMEDIATE BOND PORTFOLIO •	81

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	April 28, 2014(d) to October 31, 2014

Net asset value, beginning of period	$ 11.08	$ 11.26	$ 11.15

Income From Investment Operations
Net investment income(a)(b)	.14	.32	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	(.13)	.10

Net increase in net asset value from operations	.28	.19	.29

Less: Dividends
Dividends from net investment income	(.24)	(.37)	(.18)

Total dividends and distributions	(.24)	(.37)	(.18)

Net asset value, end of period	$ 11.12	$ 11.08	$ 11.26

Total Return
Total investment return based on net asset value(c)	2.57%	1.72%	2.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,542	$4,851	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%^	.60%	.60%^
Expenses, before waivers/reimbursements	.64%^	.71%	.66%^
Net investment income(b)	2.61%^	2.91%	3.29%^
Portfolio turnover rate**	47%	198%	221%

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Commencement of distribution.

#	Amount reclassified from realized gain (loss) on investment transactions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended October 31, 2014 by 0.01%%.

†	Includes the impact of proceeds received and credited to the Portfolio resulting from third party regulatory settlements, which enhanced the Portfolio’s performance for the year ended October 31, 2013 by 0.14%.

Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.07% for the year-ended October 31, 2012.

^	Annualized.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

82	• AB INTERMEDIATE BOND PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President Shawn E. Keegan(2) , Vice President Douglas J. Peebles(2) , Vice President

Greg J. Wilensky(2), Vice President

Michael S. Canter(2), Vice  President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team.
Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB INTERMEDIATE BOND PORTFOLIO •	83

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

84	• AB INTERMEDIATE BOND PORTFOLIO

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the

AB INTERMEDIATE BOND PORTFOLIO •	85

Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception (July 1999 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1- and 5-year periods, in the 1st quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 10-year period. It outperformed the Index in the 3- and 5-year periods and lagged it in all other periods. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 1.5 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser pursuant to the Advisory Agreement was more than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a rate higher than the Portfolio’s fee schedule and had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate at the same asset

86	• AB INTERMEDIATE BOND PORTFOLIO

level provided in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a similar investment style. The directors also noted that the Adviser advises a portfolio of another AB Fund with a substantially similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective June 1, 2015. The pro forma expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Broadridge category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s pro forma total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group median and close to the Expense Universe median. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took

AB INTERMEDIATE BOND PORTFOLIO •	87

into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

88	• AB INTERMEDIATE BOND PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”) with respect to AB Intermediate Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what

1	The Senior Officer’s fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

AB INTERMEDIATE BOND PORTFOLIO •	89

Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/15 ($MM)
Intermediate Bond Portfolio	Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	$329.0

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s fiscal year ended October 31, 2014, the Adviser received $56,402 (0.015% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the

3	Jones v. Harris at 1427.

90	• AB INTERMEDIATE BOND PORTFOLIO

Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:4

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Intermediate Bond Portfolio[6]	Advisor Class A Class B Class C Class R Class K Class I Class Z	0.60 0.85 1.60 1.60 1.10 0.85 0.60 0.60	% % % % % % % %	0.76 1.06 1.79 1.77 1.37 1.05 0.73 0.63	% % % % % % % %	Oct. 31 (ratios as of Apr. 30, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

6	Effective June 1, 2015, the Rule 12b-1 fee for Class A shares was reduced from 0.30% to 0.25%. At the same time, the expense cap for the Class A shares was also reduced from 0.90% to 0.85%.

AB INTERMEDIATE BOND PORTFOLIO •	91

in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AB Institutional fee schedule been applicable to the Portfolio based on September 30, 2015 net assets.8

Portfolio	Net Assets 9/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$329.0	U.S. Strategic Core Plus Schedule 0.50% on 1st $30 million 0.20% on the balance Minimum account size: $25m	0.227%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth below are Intermediate Duration Portfolio’s advisory fee schedule and what would have

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

92	• AB INTERMEDIATE BOND PORTFOLIO

been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%	0.450%

The adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.9 Also shown are what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio and the Portfolio’s advisory fees based on September 30, 2015 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Portfolio Advisory Fee
Intermediate Bond Fund	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee, the advisory fee schedule of the sub-advised fund, and what would have been the

9	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

AB INTERMEDIATE BOND PORTFOLIO •	93

effective management fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2015 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio[10]	Client #1[11]	0.29% on first $100 million 0.20% thereafter	0.227%	0.450%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition to the extent that this sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.12,13 Broadridge’s analysis included the comparison of each Portfolio’s

10	It should be noted that the advisory fee paid by the shareholders of the sub-advisory relationship is higher than the fee charged to the Portfolio.

11	The sub-advisory relationship is with an affiliate of the Adviser.

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification continued to be determined by Lipper.

94	• AB INTERMEDIATE BOND PORTFOLIO

contractual management fee,14 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Broadridge Expense Group (“EG”)15 and the Portfolio’s contractual management fee ranking.

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.461	4/14

Broadridge also analyzed the Portfolio’s most recently completed fiscal year total expense ratios in comparison to the Portfolio’s EGs and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same Lipper investment classification/objective and load type as the subject Fund.16 Set forth below is Broadridge’s comparison of the Portfolio’s total expense ratios and the median of the Portfolio’s EGs and EUs. The Portfolio’s total expense ratio rankings are also shown. Pro-forma total expense ratio (italicized) is shown to reflect the Portfolio’s 12b-1 fee reduction had the reduction been in effect during the Portfolio’s entire fiscal year.

Portfolio	Total Expense Ratio (%)[17]	Broadridge Exp. Group Median (%)	Broadridge Group Rank	Broadridge Exp. Universe Median (%)	Broadridge Universe Rank
Intermediate Bond Portfolio	0.900	0.889	9/14	0.852	34/50
Pro-forma	0.850	0.889	5/14	0.852	26/50

14	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Broadridge peer group.

15	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

16	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year Class A share total expense ratio.

AB INTERMEDIATE BOND PORTFOLIO •	95

Based on this analysis, considering pro-forma information, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2014 relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Portfolio’s fiscal year ended October 21, 2014, ABI received from the Portfolio $4,583, $1,363,838 and $12,384 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

96	• AB INTERMEDIATE BOND PORTFOLIO

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s fiscal year ended October 31, 2014, ABIS received $293,976 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

AB INTERMEDIATE BOND PORTFOLIO •	97

two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)22 for the period ended July 31, 2015.23

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	2.25	1.90	2.02	2/15	16/63
3 year	2.28	1.65	1.70	2/15	10/61
5 year	3.75	3.17	3.40	2/15	15/57
10 year	4.59	4.47	4.47	5/12	18/47

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolios were provided Broadridge.

22	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU are somewhat different from that of an EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

98	• AB INTERMEDIATE BOND PORTFOLIO

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Period Ending July 31, 2015 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	2.25	2.28	3.75	4.59	5.04	4.29	0.73	10
Barclays Capital U.S. Aggregate Bond Index	2.82	1.60	3.27	4.61	5.37	3.25	0.96	10
Inception Date: July 1, 1999

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB INTERMEDIATE BOND PORTFOLIO •	99

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

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International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

100	• AB INTERMEDIATE BOND PORTFOLIO

AB Family of Funds

AB INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0152-0416

APR    04.30.16

SEMI-ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

June 24, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Municipal Bond Inflation Strategy (the “Strategy”) for the semi-annual period ended April 30, 2016.

Investment Objectives and Policies

The Strategy seeks to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Strategy will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax (“AMT”) for some taxpayers.

The Strategy will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by AllianceBernstein L.P. (“the Adviser”). In deciding whether to take direct or indirect exposure, the Strategy may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Strategy may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Strategy will typically enter into inflation swaps. The Strategy may use other inflation-indexed instruments. Payments to the Strategy pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Strategy’s primary use of derivatives will be for the purpose of inflation protection.

The Strategy may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Strategy may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will consider the impact of TOBs, swaps and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

Investment Results

The table on page 6 shows the Strategy’s performance for the six- and 12-month periods ended April 30, 2016, compared to its benchmark, the Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index and to the Lipper Intermediate

AB MUNICIPAL BOND INFLATION STRATEGY •	1

Municipal Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some may have different investment policies and sales management fees and fund expenses.

All share classes of the Strategy underperformed the benchmark and the Lipper Average for the six-month period, before sales charges. For the 12-month period, all share classes outperformed the benchmark, but underperformed the Lipper Average, before sales charges.

In order to pursue the investment objective of after-tax returns net of inflation, the Strategy invests in municipal bonds and uses derivatives for inflation protection. For the six-month period, underperformance relative to the benchmark was driven by the Strategy’s lower interest-rate risk. The Strategy’s overweight in credit (municipal bonds rated A or lower) contributed to performance as credit spreads narrowed. Over this period, the Strategy’s use of derivatives including inflation (“CPI”) swaps for hedging purposes detracted from relative performance as CPI swaps underperformed TIPS; the Strategy’s use of interest rate swaps for hedging purposes had no material impact on absolute performance.

Over the 12-month period, the Strategy’s municipal bond exposure added to performance as municipal bonds outperformed taxable bonds; the Strategy’s overweight in credit contributed to performance. During this period, CPI swaps benefited relative perform-

ance as CPI swaps outperformed TIPS. As with the six-month period, interest rate swaps were used for hedging purposes and had no material impact on performance.

Relative to the Lipper Average, the Strategy underperformed over both periods. During the 12-month period, the two primary drivers of underperformance were less interest-rate risk than the Lipper Average and the underperformance of inflation-hedged strategies versus nominal bond strategies, as inflation expectations declined. Over the six-month period, the Strategy’s inflation hedges modestly added to performance, while less interest-rate risk detracted from performance.

Market Review and Investment Strategy

Intermediate- and long-maturity bonds had strong returns over both periods as falling global commodity prices and slowing economic growth drove yields lower. Shorter-maturity bonds underperformed as the US Federal Reserve increased the Federal Funds rate above its zero target to 0.25% for the first time since 2008. Across fixed-income sectors, municipals had strong performance due primarily to a combination of continued investor demand and limited supply. The total volume of outstanding municipal bonds has declined since 2010, unlike the corporate and Treasury markets, which have seen an increase in issuance. In the opinion of the Fund’s Senior Investment Management Team (the “Team”), municipal credit continued to do well, as economic growth and tax receipts are correlated, which has caused tax revenues for state and local

2	• AB MUNICIPAL BOND INFLATION STRATEGY

governments to hit all-time highs. State and local governments have kept payrolls and expenditures in check as government employment is approximately 500,000 below the peak during the financial crisis. The Team continues to overweight credit and underweight the longest maturity bonds in the Strategy.

The Strategy may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the

Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2016, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 7.68% and 0.00%, respectively.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

AB MUNICIPAL BOND INFLATION STRATEGY •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategy may be subject to a heightened risk of rising interest rates as the current period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB MUNICIPAL BOND INFLATION STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Strategy uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Strategy shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus. As with all investments, you may lose money by investing in the Strategy.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com. For Class 1 shares click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; and a 1% 1 year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB MUNICIPAL BOND INFLATION STRATEGY •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Municipal Bond Inflation Strategy
Class 1*	2.87%	2.65%

Class 2*	2.82%	2.65%

Class A	2.77%	2.44%

Class C	2.38%	1.66%

Advisor Class Shares†	2.89%	2.59%

Barclays 1-10 Year TIPS Index	3.12%	1.23%

Lipper Intermediate Municipal Debt Funds Average	2.92%	3.92%

*    Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†      Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class 1 Shares†			0.87%
1 Year	2.65%	2.65%
5 Years	1.76%	1.76%
Since Inception‡	2.14%	2.14%

Class 2 Shares†			0.97%
1 Year	2.65%	2.65%
5 Years	1.84%	1.84%
Since Inception‡	2.24%	2.24%

Class A Shares			0.68%
1 Year	2.44%	-0.66%
5 Years	1.56%	0.93%
Since Inception‡	1.96%	1.46%

Class C Shares			-0.03%
1 Year	1.66%	0.66%
5 Years	0.84%	0.84%
Since Inception‡	1.24%	1.24%

Advisor Class Shares^			0.95%
1 Year	2.59%	2.59%
5 Years	1.85%	1.85%
Since Inception‡	2.24%	2.24%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.67%, 0.57%, 0.87%, 1.61% and 0.61% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, exclusive of interest expense, to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 29, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2016.

†	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

‡	Inception date: 1/26/2010.

^	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB MUNICIPAL BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	2.02%
5 Years	1.95%
Since Inception†	2.04%

Class 2 Shares*
1 Year	2.13%
5 Years	2.04%
Since Inception†	2.14%

Class A Shares
1 Year	-1.27%
5 Years	1.14%
Since Inception†	1.35%

Class C Shares
1 Year	0.05%
5 Years	1.02%
Since Inception†	1.13%

Advisor Class Shares‡
1 Year	2.17%
5 Years	2.05%
Since Inception†	2.15%

*	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

†	Inception date: 1/26/2010.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• AB MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,027.70	$3.78	0.75%
Hypothetical**	$1,000	$1,021.13	$3.77	0.75%
Class C
Actual	$1,000	$1,023.80	$7.55	1.50%
Hypothetical**	$1,000	$1,017.40	$7.52	1.50%
Advisor Class
Actual	$1,000	$1,028.90	$2.52	0.50%
Hypothetical**	$1,000	$1,022.38	$2.51	0.50%
Class 1
Actual	$1,000	$1,028.70	$3.03	0.60%
Hypothetical**	$1,000	$1,021.88	$3.02	0.60%
Class 2
Actual	$1,000	$1,028.20	$2.52	0.50%
Hypothetical**	$1,000	$1,022.38	$2.51	0.50%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB MUNICIPAL BOND INFLATION STRATEGY •	9

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $727.0

*	All data are as of April 30, 2016. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Strategy considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

10	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2016 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 101.6%
Long-Term Municipal Bonds – 101.6%
Alabama – 1.3%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 6/01/28	$3,905	$4,651,245
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/18	1,825	1,956,199
Infirmary Health System Special Care Facilities Financing Authority of Mobile Series 2016A 5.00%, 2/01/25	2,110	2,560,612

		9,168,056

Alaska – 0.1%
Alaska Industrial Development & Export Authority Series 2010A 5.00%, 4/01/17	400	415,544

Arizona – 2.7%
Arizona State University COP Series 2013A 5.00%, 9/01/19-9/01/22	8,345	9,861,526
City of Phoenix Civic Improvement Corp. Series 2011 5.00%, 7/01/26	3,330	3,953,709
County of Pima AZ Sewer System Revenue AGM Series 2010 5.00%, 7/01/21	1,765	2,044,788
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	3,140	3,762,819

		19,622,842

Arkansas – 0.0%
City of Fort Smith AR Sales & Use Tax Revenue Series 2012 2.375%, 5/01/27	25	25,067

California – 3.2%
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010C 5.00%, 5/01/19	450	505,760

AB MUNICIPAL BOND INFLATION STRATEGY •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NATL Series 2006-32F 5.25%, 5/01/18	$290	$315,871
State of California Series 2006 5.00%, 10/01/16	275	280,110
Series 2011 5.00%, 10/01/20	5,000	5,862,750
Series 2012 5.00%, 9/01/20	9,305	10,885,082
Series 2014 5.00%, 8/01/22-5/01/25	4,250	5,306,826

		23,156,399

Colorado – 4.2%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	375	436,931
Series 2012A 5.00%, 11/15/24(a)	10,395	12,128,990
5.00%, 11/15/25	3,000	3,524,310
Denver City & County School District No. 1 Series 2014B 5.00%, 12/01/23(a)	4,730	5,934,258
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/19-12/01/22	5,655	6,433,584
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/20(b)	1,310	1,417,119
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.25%, 7/15/24	440	490,516

		30,365,708

Connecticut – 1.0%
State of Connecticut AMBAC Series 2005B 0.614%, 6/01/16(c)	1,750	1,751,050
State of Connecticut (State of Connecticut SRF) Series 2013A 5.00%, 3/01/24	4,360	5,397,375

		7,148,425

Florida – 12.4%
Citizens Property Insurance Corp. Series 2010A-1 5.00%, 6/01/16	315	316,143

12	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012A 5.00%, 6/01/22	$7,315	$8,763,297
Series 2012A-1 5.00%, 6/01/16	3,165	3,176,489
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/20	1,720	1,996,593
City of Jacksonville FL (City of Jacksonville FL Transit Sales Tax) Series 2012A 5.00%, 10/01/23-10/01/26	10,190	12,285,931
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	1,565	1,864,651
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/23-6/01/27	18,500	22,653,862
County of Miami-Dade FL Spl Tax Series 2012A 5.00%, 10/01/23	1,500	1,838,100
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	3,775	4,380,095
Series 2013A 4.00%, 7/01/16	1,765	1,775,219
5.00%, 7/01/18-7/01/19	3,905	4,330,118
Florida Municipal Power Agency Series 2011B 5.00%, 10/01/23	2,890	3,390,548
Series 2015B 5.00%, 10/01/23	1,500	1,842,000
Florida State Board of Education (State of Florida) Series 2013A 5.00%, 6/01/17(a)	16,440	17,210,214
Series 2015B 5.00%, 6/01/21	1,725	2,056,165
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	1,900	1,939,520
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/16	550	554,053

		90,372,998

AB MUNICIPAL BOND INFLATION STRATEGY •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 1.0%
Cherokee County Board of Education Series 2014B 5.00%, 8/01/20	$1,000	$1,165,240
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/18	2,500	2,676,050
Municipal Electric Authority of Georgia Series 2011A 5.00%, 1/01/21	3,045	3,563,137

		7,404,427

Illinois – 3.9%
Chicago O’Hare International Airport Series 2011B 5.00%, 1/01/17	1,930	1,983,480
Series 2015B 5.00%, 1/01/29	5,000	5,997,750
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.25%, 1/01/23	2,500	2,919,200
5.50%, 1/01/25	2,250	2,637,472
Springfield Metropolitan Sanitation District Series 2011A 5.00%, 1/01/21	2,170	2,461,236
State of Illinois Series 2006A 5.00%, 6/01/19	1,040	1,131,614
Series 2010 5.00%, 1/01/18	500	528,040
Series 2013A 5.00%, 4/01/20	4,030	4,439,166
Series 2014 5.00%, 5/01/30	4,180	4,525,895
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/17	1,450	1,518,049

		28,141,902

Indiana – 0.8%
Indiana Municipal Power Agency Series 2011A 5.00%, 1/01/20-1/01/23	4,965	5,735,953

14	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky – 1.2%
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 9/01/22-9/01/23	$4,875	$5,789,558
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/25	2,275	2,715,076

		8,504,634

Louisiana – 1.5%
State of Louisiana Gasoline & Fuels Tax Revenue Series 2012A 5.00%, 5/01/27	9,085	10,870,021

Maryland – 6.0%
State of Maryland Series 2014B 5.00%, 8/01/20	10,165	11,895,490
5.00%, 8/01/21(a)	26,600	31,959,634

		43,855,124

Massachusetts – 4.6%
Commonwealth of Massachusetts AGM Series 2006C 1.898%, 11/01/19(c)	9,575	9,794,651
NATL Series 2000E 0.465%, 12/01/30(d)	4,525	4,072,215
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) AGM Series 2005A 3.33%, 6/01/20(c)	3,000	3,167,550
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	3,330	4,019,243
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 1.49%, 8/01/22(c)	3,240	3,471,595
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/23	2,475	3,022,173
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/22-7/01/25	5,025	5,950,771

		33,498,198

AB MUNICIPAL BOND INFLATION STRATEGY •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan – 2.4%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/21	$3,750	$4,346,550
Michigan Finance Authority (City of Detroit MI Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24	10,545	12,870,805

		17,217,355

Minnesota – 1.2%
Minnesota Higher Education Facilities Authority (Gustavus Adolphus College) Series 2010B 5.00%, 10/01/21	1,295	1,453,767
State of Minnesota Series 2015D 5.00%, 8/01/18	6,715	7,357,626

		8,811,393

Mississippi – 0.4%
Mississippi Development Bank (State of Mississippi DOT Lease) Series 2013 5.00%, 1/01/19	1,500	1,661,175
Series 2013A 5.00%, 1/01/19	1,000	1,107,450

		2,768,625

Missouri – 0.2%
City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/17	1,390	1,484,812

Nevada – 1.5%
City of Reno NV Series 2013A 5.00%, 6/01/19	1,000	1,108,290
Series 2013B 5.00%, 6/01/19	2,210	2,457,100
County of Clark Department of Aviation (McCarran Intl Airport) Series 2010D 5.00%, 7/01/21-7/01/22	775	884,720
Las Vegas Valley Water District Series 2015A 5.00%, 6/01/20	1,500	1,732,485
Series 2015B 5.00%, 12/01/20	4,250	4,973,010

		11,155,605

16	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey – 3.3%
Morris-Union Jointure Commission COP AGM Series 2013 5.00%, 8/01/17	$2,340	$2,421,198
New Jersey Economic Development Authority Series 2010DD-1 5.00%, 12/15/17 (Pre-refunded/ETM)	460	491,220
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2010DD-1 5.00%, 12/15/17	20	21,122
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 6/15/20	10,000	10,963,100
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/23	1,800	2,201,580
Series 2014A 5.00%, 1/01/28	4,785	5,860,524
Series 2014C 5.00%, 1/01/23	1,590	1,944,729

		23,903,473

New York – 18.6%
City of New York NY Series 2011A 5.00%, 8/01/23	4,250	5,041,860
Series 2014J 5.00%, 8/01/21	6,100	7,263,819
AGM Series 2005K 1.66%, 8/01/16(c)	1,700	1,705,185
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/24-11/15/25	9,065	10,992,691
Series 2012F 5.00%, 11/15/26	3,635	4,400,967
Series 2013A 5.00%, 11/15/26	2,300	2,795,857
Series 2013E 5.00%, 11/15/25	8,510	10,520,998
New York City Industrial Development Agency (American Airlines, Inc.) Series 2015B 2.00%, 8/01/28(e)	4,135	4,141,823

AB MUNICIPAL BOND INFLATION STRATEGY •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York City Municipal Water Finance Authority Series 2011HH 5.00%, 6/15/26	$3,875	$4,592,650
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/26(a)	6,830	8,345,987
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011C 5.00%, 3/15/25	3,000	3,538,560
Series 2012A 5.00%, 12/15/22(a)	14,610	17,973,076
Series 2012B 5.00%, 3/15/20	7,900	9,094,638
Series 2014A 5.00%, 2/15/28	6,565	8,041,009
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 0.70%, 5/01/34(d)	3,500	3,129,427
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2011 5.00%, 6/15/25	3,000	3,571,980
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21	17,025	20,180,073
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/19	4,360	4,981,431
Series 2013B 5.00%, 11/15/20	4,100	4,822,666

		135,134,697

North Carolina – 2.5%
North Carolina Eastern Municipal Power Agency Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	6,700	7,906,670
State of North Carolina Series 2013E 5.00%, 5/01/16	2,330	2,330,000
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/26	6,710	8,239,545

		18,476,215

18	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 0.5%
City of Cleveland OH Airport System Revenue AGM Series 2016B 5.00%, 1/01/23-1/01/24(f)	$2,585	$3,002,363
City of Cleveland OH COP Series 2010A 5.00%, 11/15/17	700	742,861

		3,745,224

Oregon – 1.6%
Deschutes County Administrative School District No. 1 Bend-La Pine Series 2013 5.00%, 6/15/20	5,180	6,017,554
Tri-County Metropolitan Transportation District of Oregon Series 2011A 5.00%, 10/01/25	4,605	5,449,741

		11,467,295

Pennsylvania – 5.3%
Allegheny County Sanitary Authority AGM Series 2011 5.00%, 6/01/19	2,250	2,513,857
City of Philadelphia PA Water & Wastewater Revenue AGM Series 2010A 5.00%, 6/15/18	550	596,866
Commonwealth of Pennsylvania Series 2014 5.00%, 7/01/17	5,000	5,244,000
Montgomery County Industrial Development Authority/PA Series 2010 5.00%, 8/01/19 (Pre-refunded/ETM)	475	536,422
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.125%, 7/01/25	2,060	2,158,015
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/19	3,085	3,424,227
Series 2012B 5.00%, 7/01/21	7,550	8,079,028

AB MUNICIPAL BOND INFLATION STRATEGY •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (FirstEnergy Nuclear Generation LLC) Series 2005A 3.75%, 12/01/40	$3,055	$3,196,233
Pennsylvania Industrial Development Authority Series 2012 5.00%, 7/01/16 (Pre-refunded/ETM)	1,840	1,853,009
5.00%, 7/01/16	3,160	3,182,183
School District of Philadelphia (The) Series 2011E 5.25%, 9/01/22	1,800	1,979,928
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/23-4/01/26	5,150	5,643,060

		38,406,828

Puerto Rico – 0.5%
Puerto Rico Electric Power Authority NATL Series 2002 5.00%, 7/01/19	3,400	3,513,866

South Carolina – 0.4%
Renewable Water Resources Series 2012 5.00%, 1/01/24	2,570	3,062,309

Tennessee – 0.4%
Metropolitan Government of Nashville & Davidson County TN Series 2012 5.00%, 7/01/23	2,385	2,893,005

Texas – 7.1%
Austin Community College District Public Facility Corp. Series 2015 5.00%, 8/01/19	1,000	1,122,140
Birdville Independent School District Series 2015B 5.00%, 2/15/22	3,825	4,624,808
Central Texas Regional Mobility Authority Series 2015B 5.00%, 1/01/45	2,085	2,364,557
City of Corpus Christi TX Utility System Revenue Series 2012 5.00%, 7/15/21	5,675	6,692,414
City of Garland TX Series 2010 5.00%, 2/15/26	500	571,465

20	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	$2,105	$2,347,286
City of Houston TX Combined Utility System Revenue Series 2011D 5.00%, 11/15/27	2,735	3,246,008
City of Lubbock TX Series 2013 5.00%, 2/15/19	1,740	1,929,851
Conroe Independent School District Series 2011 5.00%, 2/15/24-2/15/26	6,240	7,137,118
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/21	4,220	4,981,415
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.25%, 9/01/26	3,625	4,359,316
Rockwall Independent School District Series 2013 5.00%, 2/15/19(a)	3,280	3,653,231
San Antonio Independent School District/TX Series 2011 5.00%, 8/15/26	1,710	2,002,307
Spring Branch Independent School District Series 2014B 5.00%, 2/01/21	3,485	4,100,625
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015I 5.25%, 11/15/35	900	949,689
University of Texas System (The) Series 2010A 5.00%, 8/15/22	1,070	1,227,953

		51,310,183

Virginia – 0.9%
Fairfax County Economic Development Authority Series 2011 5.00%, 4/01/25 (Pre-refunded/ETM)	2,000	2,310,020
5.00%, 4/01/26 (Pre-refunded/ETM)	4,000	4,620,040

		6,930,060

Washington – 8.9%
Central Puget Sound Regional Transit Authority Series 2012P 5.00%, 2/01/23-2/01/25	7,815	9,400,379

AB MUNICIPAL BOND INFLATION STRATEGY •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chelan County Public Utility District No. 1 Series 2011B 5.50%, 7/01/25	$3,305	$3,938,866
City of Seattle WA Series 2015A 5.00%, 6/01/19	9,770	11,004,342
City of Seattle WA Municipal Light & Power Revenue Series 2015A 5.00%, 5/01/18	2,070	2,243,155
City of Tacoma WA Electric System Revenue Series 2013A 5.00%, 1/01/19-1/01/20	4,000	4,519,365
Energy Northwest (Bonneville Power Administration) Series 2011A 5.00%, 7/01/18	680	742,057
Series 2012A 5.00%, 7/01/19	4,200	4,739,196
King County School District No. 414 Lake Washington Series 2007 5.00%, 12/01/16	3,735	3,831,139
Port of Seattle WA Series 2013 5.00%, 7/01/24	4,820	5,815,523
State of Washington Series 2009-2010B 5.00%, 1/01/22	710	810,657
Series 2015R 5.00%, 7/01/26	13,325	16,753,522
Washington State Housing Finance Commission (Heron’s Key Obligated Group) Series 2015B 4.375%, 1/01/21(b)	1,250	1,264,962

		65,063,163

Wisconsin – 2.0%
Wisconsin Department of Transportation Series 20131 5.00%, 7/01/23-7/01/24	12,000	14,833,815

Total Municipal Obligations (cost $700,575,910)		738,463,221

CORPORATES – INVESTMENT GRADE – 3.3%
Financial Institutions – 3.3%
Banking – 3.3%
Bank of America Corp. 6.50%, 8/01/16	2,585	2,619,691

22	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Capital One Bank USA NA 1.20%, 2/13/17	$8,300	$8,293,675
JPMorgan Chase & Co. 1.35%, 2/15/17	8,885	8,911,691
Morgan Stanley Series G 5.45%, 1/09/17	4,030	4,147,394

Total Corporates – Investment Grade (cost $23,954,051)		23,972,451

GOVERNMENTS – TREASURIES – 1.8%
United States – 1.8%
U.S. Treasury Notes 0.625%, 8/31/17(a)	6,200	6,195,641
1.625%, 11/30/20(a)	6,632	6,747,543

Total Governments – Treasuries (cost $12,891,878)		12,943,184

SHORT-TERM INVESTMENTS – 0.1%
U.S. Treasury Bills – 0.1%
U.S. Treasury Bill Zero Coupon, 6/23/16 (cost $1,199,343)	1,200	1,199,343

Total Investments – 106.8% (cost $738,621,182)		776,578,199
Other assets less liabilities – (6.8)%		(49,562,026)

Net Assets – 100.0%		$727,016,173

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$25,000	9/02/20	1.548%	CPI#	$52,686
Barclays Bank PLC	6,000	2/26/17	2.370%	CPI#	(393,458)
Barclays Bank PLC	3,000	7/19/17	2.038%	CPI#	(95,191)
Barclays Bank PLC	37,000	8/07/17	2.124%	CPI#	(1,366,610)
Barclays Bank PLC	5,500	6/02/19	2.580%	CPI#	(546,071)
Barclays Bank PLC	4,000	6/15/20	2.480%	CPI#	(389,759)
Barclays Bank PLC	35,000	7/02/20	2.256%	CPI#	(2,169,238)
Barclays Bank PLC	1,500	8/04/20	2.308%	CPI#	(108,147)
Barclays Bank PLC	2,000	11/10/20	2.500%	CPI#	(182,459)
Barclays Bank PLC	1,000	5/04/21	2.845%	CPI#	(148,007)
Barclays Bank PLC	3,000	5/12/21	2.815%	CPI#	(435,276)
Barclays Bank PLC	14,000	4/03/22	2.663%	CPI#	(1,862,568)

AB MUNICIPAL BOND INFLATION STRATEGY •	23

Portfolio of Investments

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$16,700	10/05/22	2.765%	CPI#	$(2,232,993)
Barclays Bank PLC	25,000	8/07/24	2.573%	CPI#	(2,657,196)
Barclays Bank PLC	19,000	5/05/25	2.125%	CPI#	(636,207)
Barclays Bank PLC	5,400	3/06/27	2.695%	CPI#	(900,226)
Citibank, NA	10,000	5/04/16	2.710%	CPI#	(722,039)
Citibank, NA	14,000	5/30/17	2.125%	CPI#	(731,119)
Citibank, NA	11,500	6/21/17	2.153%	CPI#	(609,315)
Citibank, NA	22,000	7/02/18	2.084%	CPI#	(912,548)
Citibank, NA	15,600	12/14/20	1.548%	CPI#	133,394
Citibank, NA	9,000	6/29/22	2.398%	CPI#	(917,363)
Citibank, NA	5,400	7/19/22	2.400%	CPI#	(535,746)
Citibank, NA	4,000	8/10/22	2.550%	CPI#	(453,604)
Citibank, NA	15,500	12/07/22	2.748%	CPI#	(2,142,157)
Citibank, NA	47,000	5/24/23	2.533%	CPI#	(5,297,577)
Citibank, NA	30,000	10/29/23	2.524%	CPI#	(3,059,485)
Citibank, NA	15,800	2/08/28	2.940%	CPI#	(3,217,301)
Deutsche Bank AG	7,600	7/15/20	1.265%	CPI#	204,451
Deutsche Bank AG	11,000	6/20/21	2.655%	CPI#	(1,420,953)
Deutsche Bank AG	9,800	9/07/21	2.400%	CPI#	(955,931)
Deutsche Bank AG	25,000	9/02/25	1.880%	CPI#	(159,852)
JPMorgan Chase Bank, NA	1,000	7/29/20	2.305%	CPI#	(72,406)
JPMorgan Chase Bank, NA	19,000	8/17/22	2.523%	CPI#	(2,075,823)
JPMorgan Chase Bank, NA	1,400	6/30/26	2.890%	CPI#	(291,708)
JPMorgan Chase Bank, NA	3,300	7/21/26	2.935%	CPI#	(718,779)
JPMorgan Chase Bank, NA	2,400	10/03/26	2.485%	CPI#	(309,240)
JPMorgan Chase Bank, NA	5,400	11/14/26	2.488%	CPI#	(702,840)
JPMorgan Chase Bank, NA	4,850	12/23/26	2.483%	CPI#	(617,862)
JPMorgan Chase Bank, NA	21,350	2/20/28	2.899%	CPI#	(4,179,456)
JPMorgan Chase Bank, NA	12,000	3/26/28	2.880%	CPI#	(2,323,292)
Morgan Stanley Capital Services LLC	50,000	4/16/18	2.395%	CPI#	(3,275,410)
Morgan Stanley Capital Services LLC	2,000	10/14/20	2.370%	CPI#	(151,915)
Morgan Stanley Capital Services LLC	13,000	5/23/21	2.680%	CPI#	(1,682,998)
Morgan Stanley Capital Services LLC	10,000	4/16/23	2.690%	CPI#	(1,323,000)
Morgan Stanley Capital Services LLC	5,000	8/15/26	2.885%	CPI#	(1,031,874)

					$(53,624,468)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

24	• AB MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$12,700	10/26/22	1.123%	SIFMA*	$(123,013)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate market value of these securities amounted to $2,682,081 or 0.4% of net assets.

(c)	Variable rate coupon, rate shown as of April 30, 2016.

(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2016 and the aggregate market value of these securities amounted to $7,201,642 or 0.99% of net assets.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2016.

(f)	When-Issued or delayed delivery security.

As of April 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.7% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

COP – Certificate of Participation

DOT – Department of Transportation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

AB MUNICIPAL BOND INFLATION STRATEGY •	25

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $738,621,182)	$776,578,199
Interest and dividends receivable	9,799,230
Receivable for capital stock sold	621,683
Unrealized appreciation on inflation swaps	390,531
Receivable for investment securities sold	105,000

Total assets	787,494,643

Liabilities
Due to custodian	1,992,519
Unrealized depreciation on inflation swaps	54,014,999
Payable for investment securities purchased	2,984,893
Payable for capital stock redeemed	918,072
Advisory fee payable	255,897
Unrealized depreciation on interest rate swaps	123,013
Distribution fee payable	47,669
Administrative fee payable	17,152
Transfer Agent fee payable	15,113
Accrued expenses	109,143

Total liabilities	60,478,470

Net Assets	$727,016,173

Composition of Net Assets
Capital stock, at par	$70,606
Additional paid-in capital	747,786,184
Undistributed net investment income	243,613
Accumulated net realized loss on investment transactions	(5,293,766)
Net unrealized depreciation on investments	(15,790,464)

$727,016,173

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$36,016,853	3,490,885	$10.32	*

C	$11,497,024	1,116,523	$10.30

Advisor	$164,288,730	15,915,743	$10.32

1	$352,739,480	34,295,757	$10.29

2	$162,474,086	15,786,841	$10.29

*	The maximum offering price per share for Class A shares was $10.64 which reflects a sales charge of 3.0%.

See notes to financial statements.

26	• AB MUNICIPAL BOND INFLATION STRATEGY

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2016 (unaudited)

Investment Income
Interest	$9,523,290
Dividends—Affiliated issuers	4,198	$9,527,488

Expenses
Advisory fee (see Note B)	1,898,461
Distribution fee—Class A	48,665
Distribution fee—Class C	61,770
Distribution fee—Class 1	186,055
Transfer agency—Class A	6,820
Transfer agency—Class C	2,264
Transfer agency—Advisor Class	29,161
Transfer agency—Class 1	8,071
Transfer agency—Class 2	3,684
Custodian	89,243
Registration fees	45,641
Audit and tax	39,391
Administrative	26,607
Printing	24,011
Legal	20,117
Directors’ fees	10,238
Miscellaneous	16,981

Total expenses	2,517,180
Less: expenses waived and reimbursed by the Adviser (see Note B)	(319,038)

Net expenses		2,198,142

Net investment income		7,329,346

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		968,895
Swaps		(1,623,772)
Net change in unrealized appreciation/depreciation of:
Investments		11,217,984
Swaps		2,942,199

Net gain on investment transactions		13,505,306

Net Increase in Net Assets from Operations		$20,834,652

See notes to financial statements.

AB MUNICIPAL BOND INFLATION STRATEGY •	27

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,329,346	$13,923,366
Net realized loss on investment transactions	(654,877)	(1,449,266)
Net change in unrealized appreciation/depreciation of investments	14,160,183	(26,751,917)

Net increase (decrease) in net assets from operations	20,834,652	(14,277,817)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(381,423)	(729,938)
Class C	(73,211)	(119,694)
Advisor Class	(1,835,288)	(3,103,460)
Class 1	(3,995,561)	(6,702,371)
Class 2	(1,891,928)	(3,244,378)
Capital Stock Transactions
Net decrease	(74,219,597)	(43,450,132)

Total decrease	(61,562,356)	(71,627,790)
Net Assets
Beginning of period	788,578,529	860,206,319

End of period (including undistributed net investment income of $243,613 and $1,091,678, respectively)	$727,016,173	$788,578,529

See notes to financial statements.

28	• AB MUNICIPAL BOND INFLATION STRATEGY

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio, the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio, the AB High Yield Portfolio and the AB Income Fund. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. The AB Income Fund commenced operations on April 21, 2016. This report relates only to the AB Municipal Bond Inflation Strategy Portfolio (the “Strategy”). The Strategy offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K and Class I shares have been authorized by the Strategy but are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

AB MUNICIPAL BOND INFLATION STRATEGY •	29

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to

30	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon

AB MUNICIPAL BOND INFLATION STRATEGY •	31

Notes to Financial Statements

industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$728,453,660	$10,009,561		$738,463,221
Corporates – Investment Grade		– 0	–	23,972,451	– 0	–	23,972,451
Governments – Treasuries		– 0	–	12,943,184	– 0	–	12,943,184
Short-Term Investments		– 0	–	1,199,343	– 0	–	1,199,343

Total Investments in Securities		– 0	–	766,568,638	10,009,561		776,578,199
Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps		– 0	–	390,531	– 0	–	390,531
Liabilities:
Inflation (CPI) Swaps		– 0	–	(54,014,999)	– 0	–	(54,014,999)
Interest Rate Swaps		– 0	–	(123,013)	– 0	–	(123,013)

Total(b)	$	– 0	–	$712,821,157	$10,009,561		$722,830,718

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/15	$11,790,811		$11,790,811
Accrued discounts/(premiums)	(13,751)		(13,751)
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	77,334		77,334
Purchases	– 0	–	– 0	–
Sales	(2,390,000)		(2,390,000)

32	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

	Long-Term Municipal Bonds		Total
Transfers in to Level 3	$545,167		$545,167
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/16	$10,009,561		$10,009,561	(a)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16(b)	$78,672		$78,672

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in the net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of April 30, 2016, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

AB MUNICIPAL BOND INFLATION STRATEGY •	33

Notes to Financial Statements

3. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit

34	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

total operating expenses on an annual basis (the “Expense Caps”) to .75% (.80% prior to January 30, 2015), 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2017 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2016, such reimbursement/waivers amounted to $319,038.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the six months ended April 30, 2016, the reimbursement for such services amounted to $26,607.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,921 for the six months ended April 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $21 from the sale of Class A shares and received $– 0 – and $– 0 – in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2016.

The Strategy may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2016 is as follows:

Market Value October 31, 2015 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2016 (000)			Dividend Income (000)
$	– 0	–	$74,853	$74,853	$	– 0	–	$4

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the

AB MUNICIPAL BOND INFLATION STRATEGY •	35

Notes to Financial Statements

Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amount of $339,600 and $1,701,958 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$11,040,995	$74,787,671
U.S. government securities	19,184,239	12,501,589

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$38,567,152
Gross unrealized depreciation	(610,135)

Net unrealized appreciation	$37,957,017

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

36	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

The principal type of derivative utilized by the Strategy, as well as the methods in which they may be used are:

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of the Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

AB MUNICIPAL BOND INFLATION STRATEGY •	37

Notes to Financial Statements

During the six months ended April 30, 2016, the Strategy held inflation (CPI) swaps for hedging purposes.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2016, the Strategy held interest rate swaps for hedging purposes.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and

38	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At April 30, 2016, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation on interest rate swaps	$123,013

Interest rate contracts	Unrealized appreciation on inflation swaps	$390,531	Unrealized depreciation on inflation swaps	54,014,999

Total		$390,531		$54,138,012

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(1,623,772)	$2,942,199

Total		$(1,623,772)	$2,942,199

The following table represents the average monthly volume of the Strategy’s derivative transactions during the six months ended April 30, 2016:

Interest Rate Swaps:
Average notional amount	$25,900,000
Inflation Swaps:
Average notional amount	$612,057,143

AB MUNICIPAL BOND INFLATION STRATEGY •	39

Notes to Financial Statements

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategy as of April 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$52,686	$	– 0	–	$	– 0	–	$	– 0	–		$52,686
Citibank, NA	133,394		(133,394)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	204,451		(204,451)			– 0	–		– 0	–		– 0	–

Total	$390,531		$(337,845)		$	– 0	–	$	– 0	–		$52,686	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$14,123,406	$	– 0	–	$	– 0	–		$(14,123,406)		$	– 0	–
Citibank, NA	18,598,254		(133,394)			– 0	–		(18,464,860)			– 0	–
Deutsche Bank AG	2,536,736		(204,451)			– 0	–		(2,332,285)			– 0	–
JPMorgan Chase Bank, NA	11,414,419		– 0	–		– 0	–		(11,414,419)			– 0	–
Morgan Stanley Capital Services LLC	7,465,197		– 0	–		– 0	–		(7,465,197)			– 0	–

Total	$54,138,012		$(337,845)		$	– 0	–		$(53,800,167)		$	– 0	–^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

40	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015

Class A
Shares sold	204,574	574,262	$2,081,924	$5,854,217

Shares issued in reinvestment of dividends and distributions	25,862	50,831	262,277	519,144

Shares redeemed	(794,877)	(2,298,134)	(8,088,504)	(23,438,197)

Net decrease	(564,441)	(1,673,041)	$(5,744,303)	$(17,064,836)

Class C
Shares sold	26,047	72,666	$264,015	$748,781

Shares issued in reinvestment of dividends and distributions	5,212	9,189	52,779	93,690

Shares redeemed	(214,594)	(778,319)	(2,183,172)	(7,932,614)

Net decrease	(183,335)	(696,464)	$(1,866,378)	$(7,090,143)

Advisor Class
Shares sold	1,029,306	5,702,013	$10,478,611	$58,371,560

Shares issued in reinvestment of dividends and distributions	126,801	206,101	1,286,931	2,103,606

Shares redeemed	(2,173,824)	(6,633,298)	(22,138,025)	(67,756,331)

Net decrease	(1,017,717)	(725,184)	$(10,372,483)	$(7,281,165)

Class 1
Shares sold	1,939,127	6,726,352	$19,669,238	$68,580,370

Shares issued in reinvestment of dividends and distributions	309,831	508,639	3,132,409	5,176,475

Shares redeemed	(6,174,641)	(8,073,275)	(62,622,184)	(82,131,654)

Net decrease	(3,925,683)	(838,284)	$(39,820,537)	$(8,374,809)

Class 2
Shares sold	716,915	3,789,659	$7,259,872	$38,748,186

	127,633	221,546	1,291,532	2,255,832

Shares redeemed	(2,460,018)	(4,381,725)	(24,967,300)	(44,643,197)

Net decrease	(1,615,470)	(370,520)	$(16,415,896)	$(3,639,179)

AB MUNICIPAL BOND INFLATION STRATEGY •	41

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Strategy may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. Puerto Rico announced recently that the Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, would default on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If this and the general economic situation in Puerto Rico persist or worsen, the

42	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Strategy borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to,

AB MUNICIPAL BOND INFLATION STRATEGY •	43

Notes to Financial Statements

among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the six months ended April 30, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015		2014
Distributions paid from:
Ordinary income	$456,565		$483,823
Long-term capital gains	– 0	–	22,282

Total taxable distributions	456,565		506,105
Tax-exempt income	13,443,276		12,001,626

Total distributions paid	$13,899,841		$12,507,731

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,087,919
Accumulated capital and other losses	(4,638,889	)(a)
Unrealized appreciation/(depreciation)	(29,946,888	)(b)

Total accumulated earnings/(deficit)	$(33,497,858)

(a)	As of October 31, 2015, the Strategy had a net capital loss carryforward of $4,638,889.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

44	• AB MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Strategy had a net short-term capital loss carryforward of $468,265 and a net long-term capital loss carryforward of $4,170,624 which may be carried forward for an indefinite period.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Strategy in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Strategy in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Strategy’s financial statements through this date.

AB MUNICIPAL BOND INFLATION STRATEGY •	45

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.14	$ 10.48	$ 10.35	$ 10.80	$ 10.32	$ 10.09

Income From Investment Operations
Net investment income(a)(b)	.09	.15	.13	.12	.14	.16
Net realized and unrealized gain (loss) on investment transactions	.19	(.34)	.12	(.44)	.50	.26

Net increase (decrease) in net asset value from operations	.28	(.19)	.25	(.32)	.64	.42

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.15)	(.12)	(.11)	(.14)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	(.02)	(.02)	(.02)

Total dividends and distributions	(.10)	(.15)	(.12)	(.13)	(.16)	(.19)

Net asset value, end of period	$ 10.32	$ 10.14	$ 10.48	$ 10.35	$ 10.80	$ 10.32

Total Return
Total investment return based on net asset value(d)	2.77%	(1.83)%	2.44%	(2.98)%	6.22%	4.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,017	$41,122	$60,016	$95,466	$79,735	$64,342
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75	%^	.76%	.80%	.80%	.80%	.80%
Expenses, before waivers/reimbursements	.86	%^	.87%	.90%	.91%	.95%	1.20%
Net investment income(a)	1.76	%^	1.49%	1.24%	1.10%	1.34%	1.57%
Portfolio turnover rate	4%	17%	18%	15%	10%	26%

See footnote summary on page 51.

46	• AB MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.12	$ 10.46	$ 10.33	$ 10.78	$ 10.30	$ 10.08

Income From Investment Operations
Net investment income(a)(b)	.05	.08	.06	.04	.07	.09
Net realized and unrealized gain (loss) on investment transactions	.19	(.35)	.12	(.43)	.50	.25

Net increase (decrease) in net asset value from operations	.24	(.27)	.18	(.39)	.57	.34

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.07)	(.05)	(.04)	(.07)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	(.02)	(.02)	(.02)

Total dividends and distributions	(.06)	(.07)	(.05)	(.06)	(.09)	(.12)

Net asset value, end of period	$ 10.30	$ 10.12	$ 10.46	$ 10.33	$ 10.78	$ 10.30

Total Return
Total investment return based on net asset value(d)	2.38%	(2.56)%	1.72%	(3.67)%	5.51%	3.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,497	$13,154	$20,873	$29,748	$35,436	$23,919
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers/reimbursements	1.61	%^	1.61%	1.60%	1.61%	1.65%	1.91%
Net investment income(a)	1.01	%^	.75%	.54%	.41%	.64%	.87%
Portfolio turnover rate	4%	17%	18%	15%	10%	26%

See footnote summary on page 51.

AB MUNICIPAL BOND INFLATION STRATEGY •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.14	$ 10.48	$ 10.35	$ 10.81	$ 10.32	$ 10.10

Income From Investment Operations
Net investment income(a)(b)	.10	.18	.16	.15	.17	.19
Net realized and unrealized gain (loss) on investment transactions	.19	(.34)	.12	(.45)	.51	.25

Net increase (decrease) in net asset value from operations	.29	(.16)	.28	(.30)	.68	.44

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.18)	(.15)	(.14)	(.17)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	(.02)	(.02)	(.02)

Total dividends and distributions	(.11)	(.18)	(.15)	(.16)	(.19)	(.22)

Net asset value, end of period	$ 10.32	$ 10.14	$ 10.48	$ 10.35	$ 10.81	$ 10.32

Total Return
Total investment return based on net asset value(d)	2.89%	(1.56)%	2.75%	(2.78)%	6.64%	4.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$164,289	$171,789	$185,106	$179,620	$85,781	$41,924
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers/reimbursements	.61	%^	.61%	.60%	.61%	.65%	.88%
Net investment income(a)	2.01	%^	1.76%	1.55%	1.39%	1.63%	1.85%
Portfolio turnover rate	4%	17%	18%	15%	10%	26%

See footnote summary on page 51.

48	• AB MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.11	$ 10.45	$ 10.33	$ 10.78	$ 10.30	$ 10.08

Income From Investment Operations
Net investment income(a)(b)	.10	.17	.15	.14	.16	.17
Net realized and unrealized gain (loss) on investment transactions	.19	(.34)	.12	(.43)	.50	.27

Net increase (decrease) in net asset value from operations	.29	(.17)	.27	(.29)	.66	.44

Less: Dividends
Dividends from net investment income	(.11)	(.17)	(.15)	(.14)	(.16)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	(.02)	(.02)	(.02)

Total dividends and distributions	(.11)	(.17)	(.15)	(.16)	(.18)	(.22)

Net asset value, end of period	$ 10.29	$ 10.11	$ 10.45	$ 10.33	$ 10.78	$ 10.30

Total Return
Total investment return based on net asset value(d)	2.87%	(1.62)%	2.60%	(2.76)%	6.45%	4.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$352,739	$386,448	$408,307	$419,573	$236,285	$111,857
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60	%^	.60%	.60%	.60%	.60%	.60%
Expenses, before waivers/reimbursements	.68	%^	.67%	.66%	.67%	.74%	.92%
Net investment income(a)	1.91	%^	1.66%	1.44%	1.30%	1.54%	1.66%
Portfolio turnover rate	4%	17%	18%	15%	10%	26%

See footnote summary on page 51.

AB MUNICIPAL BOND INFLATION STRATEGY •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.12	$ 10.46	$ 10.33	$ 10.79	$ 10.31	$ 10.08

Income From Investment Operations
Net investment income(a)(b)	.10	.18	.16	.15	.17	.17
Net realized and unrealized gain (loss) on investment transactions	.18	(.34)	.13	(.44)	.50	.28

Net increase (decrease) in net asset value from operations	.28	(.16)	.29	(.29)	.67	.45

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.18)	(.16)	(.15)	(.17)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.00	)(c)	(.02)	(.02)	(.02)

Total dividends and distributions	(.11)	(.18)	(.16)	(.17)	(.19)	(.22)

Net asset value, end of period	$ 10.29	$ 10.12	$ 10.46	$ 10.33	$ 10.79	$ 10.31

Total Return
Total investment return based on net asset value(d)	2.82%	(1.52)%	2.79%	(2.75)%	6.54%	4.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$162,474	$176,066	$185,904	$183,237	$92,507	$43,368
Ratio to average net assets of:
Expenses, net of waivers	.50	%^	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers	.58	%^	.57%	.56%	.57%	.64%	.85%
Net investment income(a)	2.01	%^	1.76%	1.54%	1.39%	1.64%	1.77%
Portfolio turnover rate	4%	17%	18%	15%	10%	26%

See footnote summary on page 51.

50	• AB MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

(a)	Net of fees waived and expenses reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

AB MUNICIPAL BOND INFLATION STRATEGY •	51

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert (“Guy”) B. Davidson III(2), Vice President Matthew Norton(2), Vice President Terrance T. Hults(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Robert “Guy” B. Davidson III, Matthew Norton and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

52	• AB MUNICIPAL BOND INFLATION STRATEGY

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

AB MUNICIPAL BOND INFLATION STRATEGY •	53

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

54	• AB MUNICIPAL BOND INFLATION STRATEGY

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays 1-10 Year Treasury Inflation Protected Securities (TIPS) Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception (January 2010 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe in all periods. The Portfolio outperformed the Index in the 3-year period and lagged it in all other periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 50 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 0.7 basis points in the Portfolio’s latest fiscal year, and as a result the rate of compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was essentially the same as the Expense Group median.

AB MUNICIPAL BOND INFLATION STRATEGY •	55

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer, and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which invest in fixed income securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective January 30, 2015. The pro forma expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Broadridge category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s pro forma total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group median and close to the Expense Universe median. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by

56	• AB MUNICIPAL BOND INFLATION STRATEGY

the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

AB MUNICIPAL BOND INFLATION STRATEGY •	57

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”) in respect of AB Municipal Bond Inflation Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment

1	The Senior Officer’s fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Fund or the Strategy do not include “AB.”

58	• AB MUNICIPAL BOND INFLATION STRATEGY

adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Strategy	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/15 ($MM)
Municipal Bond Inflation Strategy	High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$799.3

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s fiscal year ended October 31, 2014, the Adviser received $60,253 (0.007% of the Strategy’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB MUNICIPAL BOND INFLATION STRATEGY •	59

Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period:5

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]		Fiscal Year End
Municipal Bond Inflation Strategy[7]	Advisor Class A Class C Class 1 Class 2	0.50 0.75 1.50 0.60 0.50	% % % % %	0.60 0.88 1.60 0.66 0.56	% % % % %	October 31 (ratio as of April 30, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

7	Effective January 30, 2015, the Rule 12b-1 fee for Class A shares of the Strategy was reduced from 0.30% to 0.25%. At the same time, the expense cap for the Class A shares was also reduced from 0.80% to 0.75%.

60	• AB MUNICIPAL BOND INFLATION STRATEGY

However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.8 However, with respect to the Strategy, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment styles as the Strategy.

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.9,10 Broadridge’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Strategy’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Strategy’s investment classification/objective continued to be determined by Lipper.

AB MUNICIPAL BOND INFLATION STRATEGY •	61

asset level of the Strategy, to the median of the Strategy’s Broadridge Expense Group (“EG”)11 and the Strategy’s contractual management fee ranking.12

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Municipal Bond Inflation Strategy	0.500	0.505	5/14

Broadridge also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Strategy.13 Pro-forma total expense ratio (italicized) is shown to reflect the Strategy’s 12b-1 fee reduction had the reduction been in effect during the Portfolio’s entire fiscal year.

Strategy	Total Expense Ratio (%)[14]	Broadridge EG Median (%)	Broadridge EG Rank	Broadridge EU Median (%)	Broadridge EU Rank
Municipal Bond Inflation Strategy	0.800	0.810	5/14	0.753	28/44
Pro-forma	0.750	0.810	2/14	0.753	22/44

Based on this analysis, considering pro-forma information where available, the Strategy has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

11	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Broadridge using the Strategy’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Broadridge peer group.

13	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A share total expense ratio.

62	• AB MUNICIPAL BOND INFLATION STRATEGY

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s fiscal year ended October 31, 2014, ABI received from the Strategy $926,617 and $39,273 in Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per

AB MUNICIPAL BOND INFLATION STRATEGY •	63

shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s fiscal year ended October 31, 2014, ABIS received $46,498 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

64	• AB MUNICIPAL BOND INFLATION STRATEGY

regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1, 3 and 5 year performance return and rankings of the Strategy18 relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)19 for the period ended July 31, 2015.20

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Municipal Bond Inflation Strategy
1 year	-2.93	2.23	2.12	14/14	51/53
3 year	-0.46	2.09	1.87	14/14	45/47
5 year	1.78	3.66	3.29	14/14	37/39

18	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Broadridge.

19	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a Strategy in/from a PU are somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

AB MUNICIPAL BOND INFLATION STRATEGY •	65

Set forth below are the 1, 3, 5 year and since inception net performance returns of the Strategy (in bold)21 versus its benchmark.22 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Period Ending July 31, 2015 Annualized Performance
				Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)		Volatility (%)	Sharpe (%)
Municipal Bond Inflation Strategy	-2.93	-0.46	1.78	1.66	3.00	0.57	5
Barclays Capital 1-10yr TIPS Index	-1.80	-0.92	2.25	2.43	3.68	0.60	5
Inception Date: January 26, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.
Dated: November 25, 2015

21	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

22	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2015.

23	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

66	• AB MUNICIPAL BOND INFLATION STRATEGY

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB MUNICIPAL BOND INFLATION STRATEGY •	67

AB Family of Funds

NOTES

68	• AB MUNICIPAL BOND INFLATION STRATEGY

AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MBIS-0152-0416

APR     04.30.16

SEMI-ANNUAL REPORT

AB TAX-AWARE FIXED INCOME PORTFOLIO

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

June 24, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Tax-Aware Fixed Income Portfolio (the “Fund”) for the semi-annual reporting period ended April 30, 2016.

Investment Objectives and Policies

The investment objective of the Fund is to maximize after-tax return and income. The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

AllianceBernstein L.P. (the “Adviser”) selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the

Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2016.

For both periods, Class A and Advisor Class shares outperformed the benchmark, while Class C shares underperformed, before sales charges. Security selection in the transportation sector contributed to performance

AB TAX-AWARE FIXED INCOME PORTFOLIO •	1

versus the benchmark, while security selection in the industrial sector detracted from performance for both periods. For the 12-month period, security selection in the local general obligation and water sectors also detracted from performance. For both periods, an underweight in the pre-refunded sector and overweight in corporate investment-grade industrials contributed. Taxable holdings contributed for the 12-month period, and had no impact on performance for the six-month period.

The Fund used derivatives during both periods, which had no material impact on absolute performance. Interest rate swaps and inflation swaps were used for hedging purposes; credit default swaps were used for investment purposes.

Market Review and Investment Strategy

During the reporting period, Treasury yields generally fell as the slowdown in China clouded the picture for economic growth in the United States. Commodity prices fell, emerging-market economies sputtered, stock values plummeted and the US dollar strengthened. Over both periods, municipal bonds have generally had positive returns and even mid-grade and high-yield municipals performed well, in sharp contrast to the investment-grade and high-yield corporate bond markets. A general scarcity of municipal credit issuance and an abundance of corporate-debt issuance partly explained the divergent returns in the markets.

Tax revenues for municipal issuers have been positive and the creditworthiness of municipal mid-grade and high-yield issuers continues to improve modestly in step with the domestic economy.

The Fund’s Senior Investment Management Team has positioned the Fund to be modestly overweight credit (municipal bonds rated A and lower).

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 6.13% and 0.00%, respectively.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

2	• AB TAX-AWARE FIXED INCOME PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in municipal securities of issuers in Puerto Rico or other US territories, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of most other US issuers of tax-exempt securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and it continues to face a very challenging economic and fiscal environment. As a result, securities issued by many Puerto Rican issuers have low credit ratings or are on “negative watch” by credit rating organizations, and markets in such securities have been volatile. Some Puerto Rico issuers are in default on principal and interest payments. If the economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB TAX-AWARE FIXED INCOME PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Tax Risk: From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns and the Fund’s returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Tax-Aware Fixed Income Portfolio
Class A	3.93%	5.70%

Class C	3.54%	4.81%

Advisor Class*	4.06%	5.86%

Barclays Municipal Bond Index	3.55%	5.29%

*    Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-5.

(Historical Performance continued on next page)

6	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A
1 Year	5.70%	2.48%
Since Inception*	5.47%	4.13%

Class C
1 Year	4.81%	3.81%
Since Inception*	4.72%	4.72%

Advisor Class†
1 Year	5.86%	5.86%
Since Inception*	5.77%	5.77%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A
1 Year		1.04%
Since Inception*		3.87%

Class C
1 Year		2.42%
Since Inception*		4.51%

Advisor Class†
1 Year		4.46%
Since Inception*		5.56%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.18%, 2.85%, and 1.92% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Fund’s annual operating expenses, excluding any interest expense, to 0.80%, 1.55%, and 0.55% for Class A, Class C and Advisor Class shares, respectively. These waivers/ reimbursements may not be terminated prior to January 31, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/11/2013.

†	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-5.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,039.30	$4.06	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%
Class C
Actual	$1,000	$1,035.40	$7.84	1.55%
Hypothetical**	$1,000	$1,017.16	$7.77	1.55%
Advisor Class
Actual	$1,000	$1,040.60	$2.79	0.55%
Hypothetical**	$1,000	$1,022.13	$2.77	0.55%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.

8	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

April 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $39.7

*	All data are as of April 30, 2016. The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

**	“Other” represents less than 1.4% in 17 different states, District of Columbia and Puerto Rico.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2016 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 86.3%
Long-Term Municipal Bonds – 86.3%
Alabama – 0.3%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	$110	$128,787

Arizona – 4.0%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.20%, 10/01/37	110	110,066
City of Peoria AZ Series 2015B 5.00%, 7/15/23	1,000	1,239,460
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2014 5.00%, 7/01/44	100	108,272
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	100	124,319

		1,582,117

California – 1.2%
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	250	274,815
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47	225	220,030

		494,845

Colorado – 2.8%
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	170	192,923
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	200	229,862
Denver City & County School District No 1 Series 2014B 5.00%, 12/01/23	560	702,576

		1,125,361

10	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut – 3.4%
Connecticut State Health & Educational Facility Authority (Seabury Retirement Community) Series 2016A 5.00%, 9/01/53(a)	$100	$106,038
State of Connecticut Series 2015F 5.00%, 11/15/26	1,000	1,239,550

		1,345,588

District of Columbia – 0.3%
District of Columbia (Friendship Public Charter School, Inc.) Series 2016A 5.00%, 6/01/46	100	110,317

Florida – 9.5%
Bexley Community Development District Series 2016 4.875%, 5/01/47	100	98,974
Brevard County School District COP Series 2015B 5.00%, 7/01/25	290	359,728
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41(b)	100	89,918
Citizens Property Insurance Corp. Series 2015A 5.00%, 6/01/20-6/01/22	560	651,986
Collier County Industrial Development Authority (Arlington of Naples (The)) Series 2014A 8.125%, 5/15/44(a)	100	118,280
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/28	780	948,028
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/31	265	311,484
County of Orange FL Tourist Development Tax Revenue Series 2015 5.00%, 10/01/21	435	519,794
Florida Development Finance Corp. (Tuscan Isle ChampionsGate Obligated Group) Series 2016A 6.375%, 6/01/46(a)	100	100,547

AB TAX-AWARE FIXED INCOME PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/35(a)	$100	$106,769
School District of Broward County/FL Series 2015 5.00%, 7/01/25	365	458,294

		3,763,802

Georgia – 0.9%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	310	361,138

Hawaii – 1.4%
State of Hawaii Series 2015E 5.00%, 10/01/23	460	574,310

Idaho – 0.3%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014A 8.00%, 10/01/44	100	111,233

Illinois – 7.3%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	40	32,497
Series 2016A 7.00%, 12/01/44	100	94,474
Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	335	380,815
City of Chicago IL (Goldblatts Supportive Living Project) Series 2015 6.00%, 12/01/30(c)(d)	100	102,214
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40(b)	50	39,920
Illinois Finance Authority (Park Place of Elmhurst) 6.33%, 5/15/48	85	85,040
Series 2016C 2.00%, 5/15/55(e)	15	527

12	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.25%, 5/15/50	$100	$103,339
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	250	283,297
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	465	551,388
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	600	653,472
State of Illinois Series 2012 5.00%, 3/01/31	100	106,052
Series 2013 5.50%, 7/01/25	270	307,030
Series 2014 5.00%, 5/01/35	130	139,184

		2,879,249

Indiana – 1.2%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40	160	177,170
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	190	207,098
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40	100	109,487

		493,755

Kentucky – 0.2%
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	65	66,223

Louisiana – 0.7%
City of New Orleans LA Water Revenue Series 2014 5.00%, 12/01/34	100	115,348

AB TAX-AWARE FIXED INCOME PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 7/01/23(b)(f)	$250	$150,000

		265,348

Maine – 0.5%
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	165	195,548

Maryland – 1.0%
University System of Maryland Series 2009A 5.00%, 4/01/18	365	395,061

Massachusetts – 3.5%
Commonwealth of Massachusetts AGM Series 2006B 5.25%, 9/01/24	1,000	1,282,510
NATL Series 2000E 0.465%, 12/01/30(g)	125	112,492

		1,395,002

Michigan – 3.5%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/22	115	134,748
Michigan Finance Authority (Detroit City School District State Aid) Series 2015E 5.75%, 8/22/16(a)	200	199,724
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/21	735	800,915
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/32	235	271,932

		1,407,319

Minnesota – 0.9%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	200	233,846

14	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Housing & Redevelopment Authority of The City of St Paul Minnesota (HealthEast Obligated Group) Series 2015A 5.25%, 11/15/35	$100	$111,166

		345,012

Missouri – 0.3%
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 5.75%, 11/15/36(a)	100	101,759

Nebraska – 0.3%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The) Series 2012 5.00%, 9/01/42	100	109,868

Nevada – 3.2%
County of Clark NV Series 2016A 5.00%, 11/01/24	1,000	1,256,310

New Hampshire – 0.3%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	115	128,789

New Jersey – 3.4%
Burlington County Bridge Commission (Evergreens (The)) Series 2007 5.625%, 1/01/38	140	147,550
New Jersey Economic Development Authority Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	30	34,249
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/20	260	282,176
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	85	94,577

AB TAX-AWARE FIXED INCOME PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011B 5.00%, 6/15/20	$240	$263,114
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/32	315	374,110
Tobacco Settlement Financing Corp./NJ Series 2007-1A 5.00%, 6/01/41	185	174,647

		1,370,423

New York – 8.3%
City of New York NY Series 2013J 5.00%, 8/01/21	340	404,869
Metropolitan Transportation Authority Series 2013A 5.00%, 11/15/29	315	378,980
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014A 5.00%, 2/15/28	425	520,553
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 0.508%, 1/01/39(g)	200	177,436
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/26	365	438,569
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016A 5.00%, 3/15/24	1,000	1,255,320
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27	120	122,611

		3,298,338

Ohio – 4.3%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	170	163,773
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	445	523,231

16	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

City of Columbus OH Series 2012A 5.00%, 2/15/17	$225	$232,839
Series 2014A 5.00%, 2/15/21	110	130,318
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/28	365	431,926
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 2015-1 7.00%, 1/15/40	100	102,602
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2010B 3.75%, 6/01/33	100	104,536

		1,689,225

Pennsylvania – 2.7%
Montour School District AGM Series 2015B 5.00%, 4/01/35	450	527,719
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35	100	103,775
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/17	100	105,130
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/38	300	336,804

		1,073,428

Puerto Rico – 0.2%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	100	92,001

South Carolina – 0.8%
Spartanburg County School District No 1/SC Series 2014D 5.00%, 3/01/22	250	302,037

AB TAX-AWARE FIXED INCOME PORTFOLIO •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.6%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center) Series 2016 5.00%, 7/01/35	$215	$253,023

Texas – 16.1%
Central Texas Regional Mobility Authority Series 2013 5.00%, 1/01/42	100	111,157
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	260	306,431
Series 2015 5.00%, 9/01/31	160	188,573
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2014A 5.00%, 12/01/25	580	732,117
Dallas County Flood Control District No 1 Series 2015 5.00%, 4/01/28(a)	100	106,914
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	285	289,078
Love Field Airport Modernization Corp. Series 2015 5.00%, 11/01/32	500	586,575
New Hope Cultural Education Facilities Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49	100	102,063
North Texas Tollway Authority Series 2015B 5.00%, 1/01/34	250	293,490
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/44	100	102,347
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	100	107,773

18	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tarrant Regional Water District Series 2015 5.00%, 3/01/23	$325	$400,419
Texas Transportation Commission State Highway Fund Series 2014A 5.00%, 4/01/20	1,300	1,500,980
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools) Series 2012A 5.25%, 8/15/42	160	164,437
Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.125%, 1/01/46	55	62,076
Trinity River Authority Central Regional Wastewater System Revenue Series 2014 5.00%, 8/01/20-8/01/22	795	936,606
Trinity River Authority LLC Series 2015 5.00%, 2/01/21	335	393,668

		6,384,704

Virginia – 0.2%
Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	100	87,501

Washington – 2.4%
City of Seattle WA Series 2014 5.00%, 5/01/17	125	130,481
Port of Seattle WA Series 2015C 5.00%, 4/01/33	510	595,191
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47	100	108,237
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)	100	113,993

		947,902

AB TAX-AWARE FIXED INCOME PORTFOLIO •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.3%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	$100	$102,700

Total Municipal Obligations (cost $32,511,777)		34,238,023

CORPORATES – INVESTMENT GRADE – 8.8%
Industrial – 4.9%
Basic – 0.3%
Glencore Funding LLC 2.125%, 4/16/18(a)	105	101,626

Capital Goods – 0.5%
John Deere Capital Corp. 1.75%, 8/10/18	185	186,917

Communications - Media – 0.9%
Comcast Corp. 5.70%, 5/15/18	165	180,305
Walt Disney Co. (The) Series G 1.50%, 9/17/18	180	182,171

		362,476

Communications - Telecommunications – 0.2%
Verizon Communications, Inc. 3.65%, 9/14/18	85	89,508

Consumer Cyclical - Automotive – 0.3%
General Motors Financial Co., Inc. 3.10%, 1/15/19	100	102,473

Consumer Cyclical - Other – 0.2%
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, 5/15/18	85	92,770

Consumer Cyclical - Restaurants – 0.2%
McDonald’s Corp. 5.35%, 3/01/18	85	91,445

Consumer Cyclical - Retailers – 0.2%
Dollar General Corp. 1.875%, 4/15/18	100	100,886

20	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.3%
AbbVie, Inc. 2.00%, 11/06/18	$100	$100,888
Amgen, Inc. 5.70%, 2/01/19	85	94,541
Celgene Corp. 2.125%, 8/15/18	100	101,350
Gilead Sciences, Inc. 1.85%, 9/04/18	185	188,222
Newell Brands, Inc. 2.60%, 3/29/19	50	51,156

		536,157

Energy – 0.3%
Exxon Mobil Corp. 1.708%, 3/01/19	100	101,376

Technology – 0.5%
International Business Machines Corp. 1.80%, 5/17/19	200	202,534

		1,968,168

Financial Institutions – 3.2%
Banking – 3.2%
American Express Co. 7.00%, 3/19/18	165	181,071
Bank of America Corp. 6.875%, 11/15/18	165	184,851
BB&T Corp. 2.05%, 6/19/18	185	187,262
JPMorgan Chase & Co. 1.145% (LIBOR 3 Month + 0.51%), 3/01/18(h)	120	119,562
6.00%, 1/15/18	65	69,835
Morgan Stanley Series G 2.45%, 2/01/19	185	187,819
Regions Financial Corp. 2.00%, 5/15/18	90	89,877
Wells Fargo Bank NA 1.65%, 1/22/18	250	252,041

		1,272,318

Utility – 0.7%
Electric – 0.7%
National Rural Utilities Cooperative Finance Corp. 1.65%, 2/08/19	185	186,452
Southern Power Co. 1.85%, 12/01/17	80	80,533

		266,985

Total Corporates – Investment Grade (cost $3,468,105)		3,507,471

AB TAX-AWARE FIXED INCOME PORTFOLIO •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 2.1%
Autos - Fixed Rate – 1.4%
Ally Auto Receivables Trust Series 2016-2, Class A4 1.60%, 1/15/21	$100	$99,633
Ford Credit Floorplan Master Owner Trust A Series 2016-1, Class A1 1.76%, 2/15/21	100	100,008
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, 3/25/20(a)	100	100,009
Hyundai Auto Lease Securitization Trust Series 2015-A, Class A2 1.00%, 10/16/17(a)	63	63,230
Mercedes Benz Auto Lease Trust Series 2016-A, Class A3 1.52%, 3/15/19	100	100,055
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18	84	83,511

		546,446

Credit Cards - Fixed Rate – 0.5%
American Express Credit Account Master Trust Series 2014-4, Class A 1.43%, 6/15/20	100	100,471
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22	100	100,707

		201,178

Credit Cards - Floating Rate – 0.2%
Cabela’s Credit Card Master Note Trust Series 2012-2A, Class A2 0.913% (LIBOR 1 Month + 0.48%), 6/15/20(a)(h)	100	99,876

Total Asset-Backed Securities (cost $847,325)		847,500

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%
Risk Share Floating Rate – 0.4%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M1 2.039% (LIBOR 1 Month + 1.60%), 1/25/24(h)	60	60,238
Series 2014-C02, Class 1M1 1.389% (LIBOR 1 Month + 0.95%), 5/25/24(h)	62	61,339

22	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2014-C02, Class 2M1 1.389% (LIBOR 1 Month + 0.95%), 5/25/24(h)	$49	$48,316

Total Collateralized Mortgage Obligations (cost $169,545)		169,893

COMMERCIAL MORTGAGE-BACKED SECURITY – 0.3%
Non-Agency Fixed Rate CMBS – 0.3%
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A2 2.674%, 4/10/48 (cost $102,856)	100	102,665

Total Investments – 97.9% (cost $37,099,608)		38,865,552
Other assets less liabilities – 2.1%		825,128

Net Assets – 100.0%		$39,690,680

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00%	3.63%	$297	$16,709	$11,962

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$400	12/14/20	1.548%	CPI#	$3,420
Deutsche Bank AG	450	7/15/20	1.265%	CPI#	12,106

					$15,526

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

AB TAX-AWARE FIXED INCOME PORTFOLIO •	23

Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$500	10/20/22	1.140%	SIFMA*	$(5,475)
Citibank, NA	850	11/09/23	1.319%	SIFMA*	(17,741)

					$(23,216)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2016, the aggregate market value of these securities amounted to $1,593,580 or 4.0% of net assets.

(b)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011	12/19/14	$95,265	$89,918	0.23%
Illinois Finance Authority (Greenfields of Geneva) Series 2010A	12/18/13	48,091	39,920	0.10%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A	7/31/14	250,000	150,000	0.38%

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.26% of net assets as of April 30, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
City of Chicago IL (Goldblatts Supportive Living Project) Series 2015 6.00%, 12/01/30	5/27/15	$100,000	$102,214	0.26%

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2016.

(e)	Illiquid security.

(f)	Security is in default and is non-income producing.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2016 and the aggregate market value of these securities amounted to $289,928 or 0.73% of net assets.

(h)	Floating Rate Security. Stated interest rate was in effect at April 30, 2016.

As of April 30, 2016, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.1% and 0.0%, respectively.

24	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Portfolio of Investments

Glossary:

AGM	– Assured Guaranty Municipal
CDX-NAHY	– North American High Yield Credit Default Swap Index
CMBS	– Commercial Mortgage-Backed Securities
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
INTRCONX	– Inter-Continental Exchange
LIBOR	– London Interbank Offered Rates
NATL	– National Interstate Corporation
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	25

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $37,099,608)	$38,865,552
Cash collateral due from broker	18,952
Receivable for investment securities sold	618,111
Interest and dividends receivable	442,985
Receivable for capital stock sold	282,596
Unrealized appreciation on inflation swaps	15,526
Receivable due from Adviser	12,126

Total assets	40,255,848

Liabilities
Due to custodian	378,940
Payable for capital stock redeemed	55,035
Unrealized depreciation on interest rate swaps	23,216
Dividends payable	21,896
Transfer Agent fee payable	3,644
Distribution fee payable	3,007
Payable for variation margin on exchange-traded derivatives	196
Accrued expenses	79,234

Total liabilities	565,168

Net Assets	$39,690,680

Composition of Net Assets
Capital stock, at par	$3,642
Additional paid-in capital	37,832,060
Undistributed net investment income	18,454
Accumulated net realized gain on investment transactions	66,308
Net unrealized appreciation on investments	1,770,216

$39,690,680

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,912,182	542,565	$10.90	*

C	$1,847,538	169,508	$10.90

Advisor	$31,930,960	2,929,789	$10.90

*	The maximum offering price per share for Class A shares was $11.24 which reflects a sales charge of 3.0%.

See notes to financial statements.

26	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2016 (unaudited)

Investment Income
Interest	$516,582
Dividends—Affiliated issuers	1,623	$518,205

Expenses
Advisory fee (see Note B)	93,402
Distribution fee—Class A	7,991
Distribution fee—Class C	8,502
Transfer agency—Class A	2,236
Transfer agency—Class C	603
Transfer agency—Advisor Class	10,359
Custodian	43,203
Administrative	26,809
Audit and tax	26,647
Registration fees	25,662
Legal	19,175
Directors’ fees	11,266
Printing	8,491
Miscellaneous	4,663

Total expenses	289,009
Less: expenses waived and reimbursed by the Adviser (see Note B)	(169,761)

Net expenses		119,248

Net investment income		398,957

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		107,776
Swaps		(596)
Net change in unrealized appreciation/depreciation of:
Investments		949,990
Swaps		3,424

Net gain on investment transactions		1,060,594

Net Increase in Net Assets from Operations		$1,459,551

See notes to financial statements.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	27

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$398,957		$489,639
Net realized gain (loss) on investment transactions	107,180		(36,858)
Net change in unrealized appreciation/depreciation of investments	953,414		228,333

Net increase in net assets from operations	1,459,551		681,114
Dividends and Distributions to Shareholders from
Net investment income
Class A	(62,110)		(51,320)
Class C	(10,209)		(11,889)
Advisor Class	(321,938)		(426,246)
Net realized gain on investment transactions
Class A	– 0	–	(2,414)
Class C	– 0	–	(440)
Advisor Class	– 0	–	(19,264)
Capital Stock Transactions
Net increase	5,991,834		15,557,455

Total increase	7,057,128		15,726,996
Net Assets
Beginning of period	32,633,552		16,906,556

End of period (including undistributed net investment income of $18,454 and $13,754, respectively)	$39,690,680		$32,633,552

See notes to financial statements.

28	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation: the AB Intermediate Bond Portfolio, the AB Bond Inflation Strategy Portfolio, the AB Municipal Bond Inflation Strategy Portfolio, the AB All Market Real Return Portfolio, the AB Limited Duration High Income Portfolio, the AB Government Reserves Portfolio, the AB Tax-Aware Fixed Income Portfolio, the AB Credit Long/Short Portfolio, the AB High Yield Portfolio and the AB Income Fund. They are each diversified Portfolios, with the exception of the AB Credit Long/Short Portfolio and the AB High Yield Portfolio, which are non-diversified. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. The AB Income Fund commenced operations on April 21, 2016. This report relates only to the AB Tax-Aware Fixed Income Portfolio (the “Portfolio”). The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities

AB TAX-AWARE FIXED INCOME PORTFOLIO •	29

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To

30	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are

AB TAX-AWARE FIXED INCOME PORTFOLIO •	31

Notes to Financial Statements

determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2016:

Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Local Governments – Municipal Bonds	$	– 0	–	$31,940,054	$2,297,969		$34,238,023
Corporates – Investment Grade		– 0	–	3,507,471	– 0	–	3,507,471
Asset-Backed Securities		– 0	–	847,500	– 0	–	847,500
Collateralized Mortgage Obligations		– 0	–	169,893	– 0	–	169,893
Commercial Mortgage-Backed Securities		– 0	–	102,665	– 0	–	102,665

Total Investments in Securities		– 0	–	36,567,583	2,297,969		38,865,552
Other Financial Instruments(a):
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	11,962	– 0	–	11,962	(b)
Inflation (CPI) Swaps		– 0	–	15,526	– 0	–	15,526
Liabilities:
Interest Rate Swaps		– 0	–	(23,216)	– 0	–	(23,216)

Total(c)	$	– 0	–	$36,571,855	$2,297,969		$38,869,824

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

32	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/15	$1,840,984		$1,840,984
Accrued discounts/(premiums)	(19)		(19)
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(47,903)		(47,903)
Purchases	570,109		570,109
Sales	(65,202)		(65,202)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/16	$2,297,969		$2,297,969

Net change in unrealized appreciation/depreciation from investments held as of 4/30/16(a)	$(52,774)		$(52,774)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of April 30, 2016, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	33

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment

34	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser a management fee at an annual rate of 0.50% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 0.80% (0.85% prior to January 30, 2015), 1.55% and 0.55%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until December 11, 2016. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before December 11, 2014. The Expense Caps may not be terminated before January 30, 2017. For the six months ended April 30, 2016, such reimbursements/waivers amounted to $142,952.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2016, the Adviser voluntarily agreed to waive such fees in the amount of $26,809.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the

AB TAX-AWARE FIXED INCOME PORTFOLIO •	35

Notes to Financial Statements

Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,590 for the six months ended April 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $1,399 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2016.

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2016 is as follows:

Market Value October 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2016 (000)			Dividend Income (000)
$2,386	$13,536	$15,922	$	– 0	–	$2

Brokerage commissions paid on investment transactions for the six months ended April 30, 2016 amounted to $0, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25% of Class A Shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the

36	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

amount of $11,246 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$12,741,811	$4,358,662
U.S. government securities	3,985,654	4,015,170

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,908,255
Gross unrealized depreciation	(142,311)

Net unrealized appreciation	$1,765,944

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	37

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to

38	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2016, the Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended April 30, 2016, the Portfolio held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection

AB TAX-AWARE FIXED INCOME PORTFOLIO •	39

Notes to Financial Statements

(“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2016, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2016, the Portfolio held credit default swaps for non-hedging purposes.

40	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

At April 30, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/payable for Variation margin on Exchange-traded derivatives	$11,962	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	$23,216

Interest rate contracts	Unrealized appreciation on inflation swaps	15,526

Total		$27,488			$23,216

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	41

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(13,472)	$(8,538)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	12,876	11,962

Total		$(596)	$3,424

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended April 30, 2016:

Interest Rate Swaps:
Average notional amount	$1,535,714
Inflation Swaps:
Average notional amount	$692,857
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$445,500	(a)

(a)	Positions were open for four months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Citibank, NA	$3,420	$(3,420)		$	– 0	–	$	– 0	–	$	– 0	–
Deutsche Bank AG	12,106	– 0	–		– 0	–		– 0	–		12,106

Total	$15,526	$(3,420)		$	– 0	–	$	– 0	–		$12,106	^

42	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$196	$	– 0	–		$(196)		$	– 0	–	$	– 0	–

Total	$196	$	– 0	–		$(196)		$	– 0	–	$	– 0	–

OTC Derivatives:
Citibank, NA	$23,216		$(3,420)		$	– 0	–	$	– 0	–		$19,796

Total	$23,216		$(3,420)		$	– 0	–	$	– 0	–		$19,796	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015

Class A
Shares sold	300,118	282,686	$3,209,872	$2,977,235

Shares issued in reinvestment of dividends and distributions	2,639	1,770	28,428	18,635

Shares redeemed	(211,977)	(18,562)	(2,298,670)	(194,825)

Net increase	90,780	265,894	$939,630	$2,801,045

Class C
Shares sold	74,745	142,063	$805,552	$1,504,726

Shares issued in reinvestment of dividends and distributions	665	840	7,160	8,846

Shares redeemed	(49,233)	(34,616)	(531,402)	(365,493)

Net increase	26,177	108,287	$281,310	$1,148,079

AB TAX-AWARE FIXED INCOME PORTFOLIO •	43

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015

Advisor Class
Shares sold	882,915	1,829,437	$9,495,918	$19,266,170

Shares issued in reinvestment of dividends and distributions	12,780	16,538	137,682	174,157

Shares redeemed	(452,741)	(745,995)	(4,862,706)	(7,831,996)

Net increase	442,954	1,099,980	$4,770,894	$11,608,331

NOTE F

Risks Involved in Investing in the Portfolio

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio’s may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

44	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. Puerto Rico announced recently that the Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, would default on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If this and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low rates is expected to end, and rates are expected to begin rising in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income

AB TAX-AWARE FIXED INCOME PORTFOLIO •	45

Notes to Financial Statements

security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Leverage Risk—To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2016.

46	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$42,656	$5,493

Total taxable distributions	42,656	5,493
Tax exempt distributions	468,917	197,785

Total distributions paid	$511,573	$203,278

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$32,036
Accumulated capital and other losses	(40,872	)(a)
Unrealized appreciation/(depreciation)	816,986	(b)

Total accumulated earnings/(deficit)	$808,150	(c)

(a)	As of October 31, 2015, the Portfolio had a net capital loss carryforward of $40,872.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2015, the Portfolio had a net short-term capital loss carryforward of $40,872 which may be carried forward for an indefinite period.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	47

Notes to Financial Statements

NOTE J

Subsequent Event

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Portfolio in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

48	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2016		Year Ended October 31, 2015	December 11, 2013(a) to October 31, 2014

Net asset value, beginning of period	$ 10.59		$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.11		.18	.14
Net realized and unrealized gain on investment transactions	.30		.09	.50

Net increase in net asset value from operations	.41		.27	.64

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.18)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.10)		(.19)	(.13)

Net asset value, end of period	$ 10.90		$ 10.59	$ 10.51

Total Return
Total investment return based on net asset value(d)	3.93%		2.64%	6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,912		$4,783	$1,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%^	.81%	.85	%^
Expenses, before waivers/reimbursements	1.70	%^	2.19%	3.59	%^
Net investment income(c)	1.97	%^	1.75%	1.57	%^
Portfolio turnover rate	23%		35%	42%

See footnote summary on page 51.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2016		Year Ended October 31, 2015	December 11, 2013(a) to October 31, 2014

Net asset value, beginning of period	$ 10.59		$ 10.52	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07		.10	.07
Net realized and unrealized gain on investment transactions	.30		.09	.52

Net increase in net asset value from operations	.37		.19	.59

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.11)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.06)		(.12)	(.07)

Net asset value, end of period	$ 10.90		$ 10.59	$ 10.52

Total Return
Total investment return based on net asset value(d)	3.54%		1.78%	5.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,848		$1,518	$369
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%^	1.55%	1.55	%^
Expenses, before waivers/reimbursements	2.46	%^	2.85%	4.33	%^
Net investment income(c)	1.23	%^	.99%	.82	%^
Portfolio turnover rate	23%		35%	42%

See footnote summary on page 51.

50	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2016		Year Ended October 31, 2015	December 11, 2013(a) to October 31, 2014

Net asset value, beginning of period	$ 10.59		$ 10.52	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12		.21	.16
Net realized and unrealized gain on investment transactions	.31		.08	.52

Net increase in net asset value from operations	.43		.29	.68

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.21)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.12)		(.22)	(.16)

Net asset value, end of period	$ 10.90		$ 10.59	$ 10.52

Total Return
Total investment return based on net asset value(d)	4.06%		2.81%	6.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,931		$26,333	$14,584
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55	%^	.55%	.55	%^
Expenses, before waivers/reimbursements	1.46	%^	1.92%	3.82	%^
Net investment income(c)	2.23	%^	1.99%	1.76	%^
Portfolio turnover rate	23%		35%	42%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	51

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert “Guy” B. Davidson III(2), Vice President Terrance T. Hults(2), Vice President Shawn E. Keegan(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc. P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior investment management team. Messrs. Davidson, Hults and Keegan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

52	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AB Tax-Aware Fixed Income Portfolio (the “Portfolio”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

AB TAX-AWARE FIXED INCOME PORTFOLIO •	53

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for the period ended December 31, 2013 and calendar year 2014 that had been prepared with an expense limitation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2013 or 2014.

54	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing the performance of the Class A Shares as compared with the Barclays Municipal Bond Index (the “Index”), in each case for the 1-year period ended July 31, 2015 and (in the case of comparisons with the Index) the period since inception (December 2013 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 1-year period. The Portfolio lagged the Index in the 1-year period and the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 43.4 basis points had been waived by the Adviser. The directors noted that, at the Portfolio’s current size, its contractual advisory fee rate of 50 basis points was lower than the Expense Group median.

The Adviser informed the directors that there were no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted that

AB TAX-AWARE FIXED INCOME PORTFOLIO •	55

the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involved investments in municipal and taxable fixed income securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective January 30, 2015. The pro forma expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Broadridge category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total pro forma expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group median and close to the Expense Universe median. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

56	• AB TAX-AWARE FIXED INCOME PORTFOLIO

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser (currently unprofitable) and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	57

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”), in respect of AB Tax-Aware Fixed Income Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Portfolio do not include “AB.”

58	• AB TAX-AWARE FIXED INCOME PORTFOLIO

product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Fund’s net assets on September 30, 2015.

Portfolio	Net Assets 9/30/15 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Tax-Aware Fixed Income Portfolio[4]	$31.3	0.50% of average daily net assets

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Portfolio’s fiscal year ended October 31, 2014, the Adviser was entitled to receive $56,885 (0.434% of the Portfolio’s average daily net assets) for providing such services but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least

3	Jones v. Harris at 1427.

4	The advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Low Risk and High Income categories, in which the Portfolio would have been categorized had the Adviser implemented the NYAG related fee schedule. The advisory fee schedules for the Low Risk and High Income categories are as follows: 0.45% on the first $2.5 billion, 0.40% on the next $2.5 billion, 0.35% on the balance for the Low Income category and 0.50% on the first $2.5 billion, 0.45% on the next $2.5 billion and 0.40% on the balance for the High Income category.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	59

60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]		Fiscal Year End
Tax-Aware Fixed Income Portfolio[7],[8]	Advisor Class A Class C	0.55 0.80 1.55	% % %	2.13 2.42 3.00	% % %	October 31 (ratios as of March 30, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser is entitled to be reimbursed for providing such services. Managing the cash flow of an investment company is more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

7	Effective January 30, 2015, the Rule 12b-1 fee for Class A shares of the Portfolio was reduced from 0.30% to 0.25%. At the same time, the expense cap for the Class A shares was also reduced from 0.85% to 0.80%.

8	The net expense ratio for Class A shares of the Portfolio during the semi-annual period ended March 31, 2015 was 0.82%.

60	• AB TAX-AWARE FIXED INCOME PORTFOLIO

provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.9 However, the Adviser has represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio.

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10,11 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Fund’s Broadridge Expense Group (“EG”)12 and the Portfolio’s contractual management fee ranking.13

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

12	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	61

investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[14]	Broadridge EG Median (%)	Broadridge EG Rank
Tax Aware Fixed Income Portfolio	0.500	0.511	5/15

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.15 Pro-forma total expense ratio (italicized) is shown to reflect the Portfolio’s 12b-1 fee reduction had the reduction been in effect during the Portfolio’s entire fiscal year.

Portfolio	Expense Ratio (%)[16]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Tax-Aware Fixed Income Portfolio	0.850	0.850	8/15	0.804	39/57
Pro-forma	0.800	0.850	4/15	0.804	26/57

Based on this analysis, considering pro-forma information where available, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.
15	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year Class A share total expense ratio.

62	• AB TAX-AWARE FIXED INCOME PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative, during calendar year 2014.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $2,703 and $10 in Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $15,037 in fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	63

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

64	• AB TAX-AWARE FIXED INCOME PORTFOLIO

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Broadridge shows the 1 year performance returns and rankings20 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)21 for the period ended July 31, 2015.22

Tax-Aware Fixed Income Portfolio	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.75	3.20	3.81	12/15	56/62

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Period Ending July 31, 2015 Annualized Net Performance (%)
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Tax-Aware Fixed Income Portfolio	2.76	4.64	2.40	1.09	1
Barclays Municipal Bond Index	3.56	5.92	2.52	1.34	1
Inception Date: December 11, 2013

20	The performance return and rankings are for the Portfolio’s Class A shares. The performance return of the Portfolio was provided by Broadridge.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2015.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	65

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

66	• AB TAX-AWARE FIXED INCOME PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB TAX-AWARE FIXED INCOME PORTFOLIO •	67

AB Family of Funds

NOTES

68	• AB TAX-AWARE FIXED INCOME PORTFOLIO

AB TAX-AWARE FIXED INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TAFI-0152-0416

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 27, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 27, 2016